                              SEASONS SERIES TRUST

                               ------------------

                                 ANNUAL REPORT
                                 MARCH 31, 2001

                                     [LOGO]

                           IMPORTANT INFORMATION FROM
                            THE SUNAMERICA COMPANIES
                                 PRIVACY NOTICE

The SunAmerica Companies strongly value your trust and believe in protecting any private information we may collect about you in the course of providing our services. This notice is provided to you on behalf of the SunAmerica Companies listed below, which may also be referenced as "SunAmerica," "Us," "We," or "Our."

WHAT INFORMATION DO WE COLLECT AND HOW DO WE USE IT? We collect information about you that is necessary to our insurance, investment and other business relationships with you, and use it for those business purposes. The "Information" may include:

    - your name

    - your address

    - your account balances

    - activity within your account

    - information we may receive from a
      consumer-reporting agency

For the most part, the Information we collect is given to us directly by either you or your registered representative/agent via your application for one of our annuity contracts or custodial accounts. We may also collect information during the processes of evaluating claims for benefits and providing administration and service on our products. Additionally, we may collect Information about your transactions with us or with others that provide service on our behalf.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM? We disclose your Information as is necessary and/or customary in order to conduct our business, and as otherwise permitted by applicable law. Your information may be disclosed to:

    - OTHERS WHO PROVIDE BUSINESS FUNCTIONS FOR US such as contract administration, mailing services and/or processing transactions for your account. For example, your Information may be disclosed to a service provider that generates account statements for us.

    - OTHER COMPANIES WITH WHOM WE MAY HAVE JOINT MARKETING AGREEMENTS so that you may be provided with a wider variety of products and services. We require joint marketing partners performing services for us to abide by this privacy policy.

We do not sell your Information to any companies so that they may solicit you. We will not share, as described in this paragraph, any health information we may have collected about you.

WHAT IS OUR INFORMATION SECURITY POLICY? SunAmerica considers your Information to be confidential. Only those individuals who need your Information to perform their jobs are authorized to have access to that Information. We also maintain physical, electronic and procedural safeguards with respect to your Information, which comply with federal standards.

HOW CAN YOU REVIEW AND CORRECT YOUR INFORMATION? We have established procedures by which you may access and review your Information. Please contact us at the number below if you would like more information about this process.

WHAT IF YOU BECOME AN INACTIVE CUSTOMER? If you decide to end your relationship with SunAmerica, we will continue to protect your Information as stated in these policies.

IF YOU WOULD LIKE MORE INFORMATION ABOUT THIS PRIVACY POLICY AND YOU OWN A SUNAMERICA FIXED ANNUITY CALL 1-888-333-2349, FOR ALL OTHER INQUIRIES PLEASE CALL 1-800-445-7862.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING SUNAMERICA COMPANIES:
SUNAMERICA, INC., ANCHOR NATIONAL LIFE INSURANCE COMPANY, FIRST SUNAMERICA LIFE INSURANCE COMPANY, SUNAMERICA LIFE INSURANCE COMPANY AND SUNAMERICA TRUST COMPANY.
ADMINISTRATOR FOR THE CENTRAL NATIONAL LIFE INSURANCE COMPANY OF OMAHA AND FOR JOHN ALDEN LIFE INSURANCE COMPANY

        THIS IS A PRIVACY NOTICE. IT IS NOT PART OF YOUR ANNUAL REPORT.

DEAR INVESTOR:

  We are pleased to present the annual report for the SEASONS SERIES TRUST, the underlying investment for the SEASONS SELECT VARIABLE ANNUITIES issued by Anchor National Life Insurance Company. The twelve-month period ending March 31, 2001 was a turbulent one, as the U.S. economy's almost decade-long expansion lost momentum. Warning signs of an economic slowdown led the Federal Reserve Board to end, and eventually reverse, its series of interest-rate hikes in an effort to engineer a "soft landing" for the economy. By the end of the period, however, significant declines in manufacturing activity and spending on high-tech equipment raised concerns that the economy might be headed into recession.

  To recap the investment environment for the past twelve months, we have provided you with commentary on the state of the economy and the financial markets. In addition, the world-class money management firms that manage your SEASONS SELECT investment have contributed their views on the U.S. equity, U.S. fixed-income and global markets.

U.S. ECONOMIC OVERVIEW

  U.S. Gross Domestic Product (GDP) growth slowed throughout the twelve-month period ending March 31, 2001 from 6% in the second quarter of 2000 to 2% in the third quarter to 1.5% in the fourth quarter of 2000, and settled between 1% and 2% in the first quarter of 2001. In response to this slowdown, the Federal Reserve Board began easing interest rates early in 2001, with a surprise inter-meeting .50% cut to the federal funds rate on January 3, 2001. Aggressive cuts followed at both the regularly scheduled January and March meetings, with potentially additional rate decreases expected in the future.

  Despite the lower interest rates, the economic slowdown persisted due to a sharp inventory correction in technology and telecommunication companies, which broadened to many other economic sectors. As a result, announcements of corporate restructurings and layoffs have become more prevalent in the short term.

  Outlook from SunAmerica Asset Management Corp.

  "IT IS OUR CONTENTION THAT THE ECONOMY OF THE U.S. IS EXPERIENCING A SHARP SLOWDOWN, AND NOT AN OVERALL RECESSION. WE BELIEVE THAT THE ECONOMY SHOULD GRADUALLY IMPROVE OVER THE BALANCE OF THE YEAR. WE THINK EASIER MONETARY AND FISCAL POLICY WILL PROVE TO BE A STIMULUS TO GDP GROWTH. CURRENTLY LACKING ANY TYPE OF VISIBILITY, WE EXPECT THAT CORPORATE EARNINGS WILL IMPROVE AS THE YEAR PROGRESSES. THE FIRST QUARTER OF 2001 IN OUR OPINION WILL MOST LIKELY REPRESENT THE WEAKEST QUARTER OF THE YEAR AND WILL BEAR THE BRUNT OF THE INVENTORY CORRECTION."

  Outlook from Wellington Management Company

  "THE U.S. ECONOMY IS IN THE MIDST OF A DIFFICULT SLOWDOWN, WE BELIEVE, CAUSED BY DETERIORATING CONSUMER CONFIDENCE, WEAKER JOB MARKETS, A CONSOLIDATING TECHNOLOGY SECTOR AND THE WEALTH DESTRUCTION FROM A YEAR OF HEADY STOCK MARKET DECLINES. IN OUR OPINION, THE RISK OF RECESSION HAS RISEN SUBSTANTIALLY, THREATENING THIS HISTORIC PERIOD OF ECONOMIC EXPANSION. HOWEVER, WE EXPECT THAT A COMBINATION OF AGGRESSIVE MONETARY POLICY EASING AND TAX CUTS WILL IMPROVE GROWTH PROSPECTS AND HELP THE ECONOMY THWART AN ECONOMIC DOWNTURN. IN 2002, WE BELIEVE WE SHOULD SEE A SOLID UPTURN IN GROWTH AND CORPORATE PROFITS AROUND THE WORLD, PROVIDING A STRONG BACKDROP FOR FINANCIAL MARKETS."

                                                                ----------------

U.S. EQUITY MARKET OVERVIEW

  Uncertainty continued to rule the equity markets throughout the twelve-month period ending March 31, 2001. Investors remained focused on weakening fundamentals, falling corporate profits, recession-level business confidence, and deteriorating foreign economies. U.S. equity markets fell sharply during the period in response to the softening economic and profit conditions. Technology stocks began to falter early and weakened as the period progressed. Value stocks outperformed growth stocks during the period, but the recent negative performance of the markets was felt across all sectors of the economy. The S&P 500 Index fell more than 21% during the twelve-month period, while the tech-heavy Nasdaq Composite Index plummeted nearly 60%. Janus Capital Corporation cites rising energy prices and a tightening job market as additional factors adding to investor skepticism.

  Outlook from SunAmerica Asset Management Corp.

  "WE CONTINUE TO BELIEVE THAT PERIODS OF GREAT UNCERTAINTY REPRESENT SOLID BUYING OPPORTUNITIES IN THE MARKET; INVESTORS' INVESTMENT HORIZONS HAVE CLEARLY CHANGED AND ARE CURRENTLY TOO SHORT-TERM ORIENTED. IT IS OUR FIRM BELIEF THAT NOW, MORE THAN EVER, A LONG-TERM DISCIPLINED APPROACH TO INVESTING IS KEY."

  Outlook from Marsico Capital Management

  "WE THINK MANY OF THE MARKET UNCERTAINTIES ARE NOW PRICED INTO THE STOCK MARKET. HOWEVER, WE DO NOT EXPECT A QUICK FIX. IN AN ECONOMIC ENVIRONMENT WHERE INFLATION REMAINS MODEST AND THE FEDERAL RESERVE IS NOW EASING INTEREST RATES, WE FEEL THE STOCK MARKET OFFERS OPPORTUNITIES FOR LONG-TERM INVESTORS. HOWEVER, WE THINK IT'S GOING TO BE A LONG-TERM PROCESS OF BOTTOMING HERE."

  Outlook from Fred Alger Management

  "WE THINK THERE IS A GOOD CHANCE THAT THE FED MAY STILL COME TO THE RESCUE. IN ANY CASE, WE FEEL THE VERY RAPID DECLINE OF THE DOW SIGNALS THE DESCENT INTO THE "CAPITULATION" PHASE. MOST INVESTORS ARE NOW JUSTIFIABLY AFRAID. PARADOXICALLY, WE BELIEVE IT IS WHEN FEAR IS AT ITS HIGHEST THAT IT MAY BE THE BEST TIME TO SWALLOW HARD AND BUY STOCKS."

U.S. FIXED INCOME MARKET OVERVIEW

  The fixed income markets performed well over the annual period ending
March 31, 2001. While the slow pace of U.S. economic growth and the policies of the Federal Reserve Board dominated the markets, SunAmerica Asset Management noted a great divergence in performance among the fixed income sectors as compared to the equity markets.

  As the fiscal year began, the U.S. fixed income markets remained under pressure amid signs of excessive growth in the U.S. economy and tightening by the Federal Reserve. During the fourth quarter of 2000, the U.S. fixed income markets were occupied by fears of an economic hard landing and expectations that the Federal Reserve Board would come to the rescue with interest rate cuts in early 2001. However, as the economic slowdown accelerated, equity markets grew more volatile and corporate credit quality deteriorated. These factors lead to a flight to quality into the Treasury market.

  Overall, U.S. Treasuries performed well. Mortgage and asset-backed sectors did even better, outperforming comparable maturity Treasuries. The investment grade corporate and high-yield

----------------
2
sectors under-performed during the period, impacted by concerns about slower corporate earnings and shrinking profits.

  Outlook from Wellington Management Company

  "WE BELIEVE THE BOND MARKET WILL EXPERIENCE STABLE TO LOWER YIELDS IN THE NEAR TERM AS THE FEDERAL RESERVE CONTINUES TO LOWER SHORT-TERM INTEREST RATES, INFLATION REMAINS QUIET, AND THE ECONOMY STAYS WEAK. WHILE FISCAL AND MONETARY EASING SHOULD STIMULATE THE ECONOMY BY THE END OF THE YEAR, IT IS OUR CONTENTION THAT PAST STRUCTURAL EXCESSES IN CAPITAL EXPENDITURES AND HOUSEHOLD CONSUMPTION MAY HAMPER A ROBUST RECOVERY IN THE NEAR TERM."

  Outlook from SunAmerica Asset Management Corp.

  "OUR OUTLOOK FOR THE U.S. FIXED INCOME MARKETS IS QUITE POSITIVE. WE BELIEVE THAT ECONOMIC ACTIVITY REMAINS SLUGGISH, NOT RECESSIONARY. IT IS OUR CONTENTION THAT THE FEDERAL RESERVE WILL REMAIN IN AN AGGRESSIVE EASING MODE UNTIL AT LEAST MID-YEAR 2001. IN ADDITION TO SUPPORTIVE MONETARY POLICY, WE ARE ALSO ENCOURAGED BY FISCAL POLICY."

GLOBAL MARKET OVERVIEW

  The global economy and equity markets generally prospered early in the twelve-month period ending March 31, 2001, spearheaded by buoyant growth and investor optimism in North America and Europe. Later in the period, however, slow growth in the United States and economic stagnation in Japan darkened investors' outlook. Equity markets fell while bond markets rallied worldwide as central banks moved from a policy of monetary tightening, to one of neutrality, and finally to a policy of easing to ward off a recession.

  Overall, foreign markets, as measured by the MSCI EAFE Index, declined more than 25% during the past year. Goldman Sachs points to evidence of a global slowdown (as opposed to one confined to the U.S.) increasing, suggesting that the U.S. economy may also be dragging down European economies. In Japan, weak industrial production data, the increased risk of earnings disappointments, and continued domestic deflationary pressures all contributed to market weakness.

  Outlook from Putnam Investment Management

  "WE THINK VALUATION IN GLOBAL EQUITY MARKETS IS AS CHEAP AS IT HAS BEEN IN RECENT MEMORY. THUS, WE RECOMMEND AN OVERWEIGHT EQUITY POSITION WITH A MODEST PREFERENCE FOR NON-U.S. MARKETS. IN NON-U.S. MARKETS, WE FAVOR THE UNITED KINGDOM AND AUSTRALIA, AND ARE MODERATELY UNDERWEIGHT CORE EUROPE."

  Outlook from Goldman Sachs Asset Management

  "ALTHOUGH WE CONTINUE TO BELIEVE THAT FROM A LONG-TERM PERSPECTIVE THE OUTLOOK FOR INTERNATIONAL EQUITIES REMAINS POSITIVE, IT IS CLEAR THAT THE NEAR-TERM OUTLOOK REMAINS FINELY BALANCED BETWEEN EARNINGS DISAPPOINTMENTS AND FALLING INTEREST RATES. HOWEVER, WE BELIEVE THAT EQUITY MARKETS ARE CLOSE TO BOTTOMING OUT AND OFFER ATTRACTIVE OPPORTUNITIES FOR THOSE INVESTORS WITH A LONG-TERM VIEW. WE ALSO FEEL GLOBAL LIQUIDITY LEVELS ARE STRONGLY POSITIVE AS CENTRAL BANKS REDUCE INTEREST RATES, LEADING TO A SCENARIO THAT HAS HISTORICALLY LED TO STRONG PERFORMANCE FROM EQUITY MARKETS."

                                                                ----------------

IN CONCLUSION

  Despite significant short-term volatility, the long-term outlook for financial assets is positive. By investing in a SEASONS SELECT VARIABLE ANNUITY, you ensure that your assets are managed by many of the top money management firms in the world, and the diversification offered by the multiple investment choices may help shield your portfolio from market volatility and help manage your risk. We continue to stress a long-term perspective as you develop your investment strategy, and urge you to meet with your investment representative regularly to remain focused on your investment objectives.

  Again, thank you for choosing SEASONS SELECT. We look forward to strengthening our relationship with you by providing retirement strategies tailored to meet your individual needs.

Sincerely,

/s/ Jay S. Wintrob

Jay S. Wintrob
PRESIDENT AND CHIEF EXECUTIVE OFFICER
ANCHOR NATIONAL LIFE INSURANCE COMPANY

May 4, 2001

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds, including emerging markets, are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards and limited public information. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Investments in securities related to gold and other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial and political factors. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other entity. Past performance is no guarantee of future results.

----------------
4

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 54.2%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.1%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ..........................         2,700   $     47,979

RETAIL -- 2.1%
Abercrombie & Fitch Co., Class A+ ......         5,700        186,390
American Eagle Outfitters, Inc.+ .......         7,500        215,625
AnnTaylor Stores Corp.+ ................         5,300        140,715
Costco Wholesale Corp.+ ................         2,800        109,900
Gap, Inc. ..............................        10,000        237,200
Home Depot, Inc. .......................         3,000        129,300
J. Jill Group, Inc.+ ...................         8,600        150,500
Martha Stewart Living, Inc.,
  Class A+ .............................         9,100        163,800
Talbots, Inc. ..........................         4,700        199,656
Target Corp. ...........................         5,000        180,400
Tiffany & Co. ..........................           255          6,948
Wal-Mart Stores, Inc. ..................        11,000        555,500
                                                         ------------
                                                            2,323,913
                                                         ------------

CONSUMER STAPLES -- 0.4%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Aurora Foods, Inc.+(5) .................           177          1,083
Constellation Brands, Inc.,
  Class A+ .............................         2,100        150,675
Philip Morris Cos., Inc. ...............         2,000         94,900

HOUSEHOLD PRODUCTS -- 0.2%
Yankee Candle Co., Inc.+ ...............        10,500        138,285
                                                         ------------
                                                              384,943
                                                         ------------

ENERGY -- 5.3%
ENERGY SERVICES -- 1.1%
Global Marine, Inc.+ ...................         7,600        194,560
Grant Prideco, Inc.+ ...................         9,900        170,280
Nabors Industries, Inc.+ ...............         5,300        274,752
Santa Fe International Corp. ...........         3,500        113,750
Smith International, Inc.+ .............         1,400         98,280
Transocean Sedco Forex, Inc. ...........         4,500        195,075
Weatherford International, Inc.+ .......         2,000         98,700

ENERGY SOURCES -- 4.2%
Anadarko Petroleum Corp. ...............        13,010        816,768
Apache Corp. ...........................         4,200        241,962
Burlington Resources, Inc. .............        14,055        628,961
Devon Energy Corp. .....................         8,900        517,980
Diamond Offshore Drilling, Inc. ........         7,100        279,385
Enron Corp. ............................        23,845      1,385,395
Exxon Mobil Corp. ......................         2,000        162,000

                                                                ----------------

COMMON STOCK -- (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Noble Drilling Corp.+ ..................         2,500   $    115,400
Petroleo Brasileiro SA ADR .............        19,000        452,200
                                                         ------------
                                                            5,745,448
                                                         ------------

FINANCE -- 4.6%
BANKS -- 1.5%
Bank of New York Co., Inc. .............         4,500        221,580
Fifth Third Bancorp ....................         2,640        141,075
FleetBoston Financial Corp. ............         6,000        226,500
J.P. Morgan Chase & Co. ................        17,015        763,972
National City Corp. ....................         2,300         61,525
Wells Fargo & Co. ......................         3,600        178,092

FINANCIAL SERVICES -- 3.0%
American Express Co. ...................        14,040        579,852
Capital One Financial Corp. ............         3,600        199,800
Citigroup, Inc. ........................        19,758        888,715
E*TRADE Group, Inc.+ ...................        32,155        224,442
Goldman Sachs Group, Inc ...............         3,080        262,108
Lehman Brothers Holdings, Inc. .........         3,500        219,450
Mellon Financial Corp. .................         1,500         60,780
Morgan Stanley, Dean Witter & Co. ......         2,200        117,700
Nasdaq Gold Trust+ .....................         9,200        360,180
Paychex, Inc. ..........................         5,700        211,256
Providian Financial Corp. ..............         4,000        196,200

INSURANCE -- 0.1%
UnumProvident Corp. ....................         2,300         67,206
                                                         ------------
                                                            4,980,433
                                                         ------------

HEALTHCARE -- 5.7%
DRUGS -- 3.0%
Allergan, Inc. .........................         2,400        177,960
ALZA Corp.+ ............................         2,900        117,450
Amgen, Inc.+ ...........................         3,000        180,561
Biogen, Inc.+ ..........................         2,000        126,625
Biovail Corp.+ .........................         3,500        126,455
Bristol-Myers Squibb Co. ...............        23,490      1,395,306
Genentech, Inc.+ .......................           500         25,250
Merck & Co., Inc. ......................         5,100        387,090
Pfizer, Inc. ...........................         6,000        245,700
Pharmacia Corp. ........................         4,000        201,480
Schering-Plough Corp. ..................         5,000        182,650
Sepracor, Inc.+ ........................         3,110         99,520

HEALTH SERVICES -- 0.7%
AdvancePCS+ ............................         1,800         97,678
Oxford Health Plans, Inc.+ .............         3,800        101,650
Tenet Healthcare Corp.+ ................        10,535        463,540
Trigon Healthcare, Inc.+ ...............         2,000        103,000

----------------
6

COMMON STOCK -- (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 2.0%
DENTSPLY International, Inc. ...........         4,100   $    149,650
Genzyme Corp.+ .........................         3,565        322,026
Guidant Corp.+ .........................        17,220        774,728
Johnson & Johnson ......................         2,700        236,169
MedImmune, Inc.+ .......................         2,650         95,069
Medtronic, Inc. ........................         9,269        423,964
Myriad Genetics, Inc.+ .................         1,000         40,562
St. Jude Medical, Inc.+ ................         2,200        118,470
                                                         ------------
                                                            6,192,553
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 3.6%
AEROSPACE & MILITARY TECHNOLOGY -- 0.9%
Boeing Co. .............................        11,375        633,701
Northrop Grumman Corp. .................         4,300        374,100

BUSINESS SERVICES -- 2.0%
Ecolab, Inc. ...........................         2,700        114,534
General Electric Co. ...................        16,500        690,690
Global Industries Ltd.+ ................         1,700         24,756
Mobile Mini, Inc.+ .....................         6,300        173,644
Republic Services, Inc., Class A+ ......         9,200        172,500
TMP Worldwide, Inc.+ ...................         5,430        203,964
Waste Connections, Inc.+ ...............        11,000        316,937
Waste Management, Inc. .................        17,600        434,720

ELECTRICAL EQUIPMENT -- 0.1%
Emerson Electric Co. ...................         2,000        123,920

MULTI-INDUSTRY -- 0.3%
Tyco International Ltd. ................         7,500        324,225

TRANSPORTATION -- 0.3%
Offshore Logistics, Inc.+ ..............         8,300        205,944
RailWorks Corp.+ .......................        14,100         30,844
United Parcel Service, Inc.,
  Class B ..............................         2,100        119,490
                                                         ------------
                                                            3,943,969
                                                         ------------

INFORMATION & ENTERTAINMENT -- 8.8%
BROADCASTING & MEDIA -- 8.3%
America Movil SA de CV ADR+ ............        12,470        182,685
AOL Time Warner, Inc.+ .................        52,117      2,092,498
AT&T Corp. -- Liberty Media Group,
  Class A+ .............................       115,326      1,614,564
Cablevision Systems Corp. -- Rainbow
  Media Group+ .........................         9,180        224,910
Cablevision Systems Corp................        18,360      1,291,810
Charter Communications, Inc.,
  Class A+ .............................        24,890        563,136
Clear Channel Communications, Inc.+ ....         1,000         54,450
Comcast Corp., Class A+ ................        42,765      1,793,457
DoubleClick, Inc.+ .....................        21,540        249,056
EchoStar Communications Corp.,
  Class A+ .............................        13,900        384,856
Pegasus Communications Corp.+ ..........         8,700        200,100
Viacom, Inc., Class B+ .................         7,578        333,205

                                                                ----------------

COMMON STOCK -- (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.2%
International Speedway Corp.,
  Class A ..............................         5,200   $    192,725

LEISURE & TOURISM -- 0.3%
Atlantic Coast Airlines
  Holdings, Inc.+ ......................         4,600         96,600
Mesa Air Group, Inc.+ ..................        18,100        151,588
SkyWest, Inc. ..........................         6,200        144,150
                                                         ------------
                                                            9,569,790
                                                         ------------

INFORMATION TECHNOLOGY -- 18.9%
COMMUNICATION EQUIPMENT -- 2.6%
3Com Corp.+ ............................        14,550         83,208
Cisco Systems, Inc.+ ...................        30,100        475,956
Juniper Networks, Inc.+ ................        16,178        614,117
Lucent Technologies, Inc. ..............         3,200         31,904
ONI Systems Corp.+ .....................        18,145        353,828
QUALCOMM, Inc.+ ........................         7,000        396,375
Symbol Technologies, Inc. ..............        20,065        700,268
Tycom Ltd.+ ............................        15,053        197,947

COMPUTER SERVICES -- 0.8%
i2 Technologies, Inc.+ .................        27,465        398,243
Sapient Corp.+ .........................         8,680         62,388
Synopsys, Inc.+ ........................         5,900        276,931
VeriSign, Inc.+ ........................         3,975        140,864

COMPUTERS & BUSINESS EQUIPMENT -- 1.9%
Brocade Communications
  Systems, Inc.+ .......................        16,640        347,610
Dell Computer Corp.+ ...................        18,200        467,521
EMC Corp.+ .............................        13,360        392,784
International Business
  Machines Corp. .......................         1,800        173,124
Redback Networks, Inc.+ ................         5,300         69,324
VERITAS Software Corp.+ ................        13,420        620,541

COMPUTER SOFTWARE -- 1.9%
Electronic Arts, Inc.+ .................        17,740        962,395
McDATA Corp., Class A+ .................           197          3,718
Micromuse, Inc.+ .......................         4,800        181,392
Microsoft Corp.+ .......................         9,000        492,188
Peregrine Systems, Inc.+ ...............         9,100        177,450
Siebel Systems, Inc.+ ..................         3,600         97,920
THQ, Inc.+ .............................         3,600        136,800

ELECTRONICS -- 5.0%
Analog Devices, Inc.+ ..................        37,280      1,351,027
Applied Materials, Inc.+ ...............        18,410        800,835
ASM Lithography Holdings NV+ ...........        20,160        437,220
Celestica, Inc.+ .......................         9,000        248,220
Check Point Software
  Technologies Ltd.+ ...................         2,700        128,250
Flextronics International Ltd.+ ........        25,770        386,550
General Motors Corp., Class H+ .........        10,100        196,950
Integrated Device Technology, Inc.+ ....        15,450        457,474
Intel Corp. ............................        10,300        271,019

----------------
8

COMMON STOCK -- (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Maxim Integrated Products, Inc.+ .......         6,585   $    273,870
Micron Technology, Inc.+ ...............         4,000        166,120
Solectron Corp.+ .......................         6,840        130,028
Texas Instruments, Inc. ................        12,355        382,758
Vitesse Semiconductor Corp.+ ...........         9,125        217,289

INTERNET CONTENT -- 0.5%
Amazon.com, Inc.+ ......................        14,575        149,102
eBay, Inc.+ ............................         6,375        230,695
Exodus Communications, Inc.+ ...........        14,985        161,089

INTERNET SOFTWARE -- 0.6%
Art Technology Group, Inc.+ ............           400          4,800
BEA Systems, Inc.+ .....................         3,200         94,000
Matrixone, Inc.+ .......................         4,900         83,606
Openwave Systems, Inc.+ ................        23,700        470,208

TELECOMMUNICATIONS -- 5.6%
ADC Telecommunications, Inc.+ ..........        14,985        127,372
Amdocs Ltd.+ ...........................         3,700        177,230
Avanex Corp.+ ..........................         2,750         29,068
China Mobile Hong Kong Ltd. ADR+ .......        12,445        273,914
China Unicom Ltd. ADR+ .................        38,275        413,370
CIENA Corp.+ ...........................         3,200        133,600
Cox Communications, Inc., Class A+ .....        11,320        503,627
JDS Uniphase Corp.+ ....................        16,270        299,978
Level 3 Communications, Inc.+ ..........         7,000        121,625
McLeodUSA, Inc., Class A+ ..............        25,585        221,470
Nokia Corp. ADR ........................       107,815      2,587,560
NTT DoCoMo, Inc. .......................            50        868,387
Sonus Networks, Inc.+ ..................         2,600         51,878
Verizon Communications, Inc. ...........           732         36,088
Vodafone Group PLC ADR .................         4,630        125,705
WinStar Communications, Inc.+ ..........        21,382         46,105
                                                         ------------
                                                           20,512,883
                                                         ------------

MATERIALS -- 0.5%
FOREST PRODUCTS -- 0.4%
Georgia-Pacific Group ..................        14,800        435,120

METALS & MINERALS -- 0.1%
Maverick Tube Corp.+ ...................         6,400        131,840
                                                         ------------
                                                              566,960
                                                         ------------

UTILITIES -- 4.3%
ELECTRIC UTILITIES -- 2.6%
Calpine Corp.+ .........................        12,400        682,868
Constellation Energy Group, Inc. .......         6,100        269,010
Dominion Resources, Inc. ...............        10,990        708,525
Duke Energy Corp. ......................        13,370        571,434
Exelon Corp. ...........................         2,000        131,200

                                                                ----------------

COMMON STOCK -- (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Mirant Corp. ...........................         9,300   $    330,150
NRG Energy, Inc.+ ......................         2,800        101,920

GAS & PIPELINE UTILITIES -- 1.1%
American Water Works, Inc.+ ............         2,800         90,300
Dynegy, Inc., Class A ..................         3,900        198,939
El Paso Corp. ..........................        13,815        902,120

TELEPHONE -- 0.6%
SBC Communications, Inc. ...............         1,200         53,556
Telefonica SA+ .........................        16,140        258,410
Telefonos de Mexico SA ADR .............        12,470        393,304
                                                         ------------
                                                            4,691,736
                                                         ------------
TOTAL COMMON STOCK (cost $77,136,963)...                   58,912,628
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
NEXTLINK Communications, Inc. Series B
  13.50% (1)(cost $3,437)...............             5          1,550
                                                         ------------

BONDS & NOTES -- 24.6%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.6%
APPAREL & TEXTILES -- 0.0%
Levi Strauss & Co. 6.80% 2003 ..........  $      5,000          4,675
Levi Strauss & Co. 7.00% 2006 ..........        15,000         13,050
Levi Strauss & Co. 11.63% 2008* ........        15,000         15,375
Westpoint Stevens, Inc. 7.88% 2008 .....        20,000         15,900

AUTOMOTIVE -- 0.2%
Accuride Corp., Series B 9.25% 2008 ....         5,000          3,550
DaimlerChrysler North America Holding
  Corp. 7.75% 2005 .....................        90,000         93,661
Delco Remy International, Inc. 8.63%
  2007 .................................        20,000         18,300
Delco Remy International, Inc. 10.63%
  2006 .................................         5,000          4,900
Dura Operating Corp., Series B 9.00%
  2009 .................................         5,000          4,350
Federal-Mogul Corp. 7.50% 2009 .........        40,000          5,200
Federal-Mogul Corp. 7.75% 2006 .........         5,000            700
Federal-Mogul Corp. 8.80% 2007 .........        10,000          1,400
LDM Technologies, Inc., Series B 10.75%
  2007 .................................         5,000          1,950
Lear Corp., Series B 8.11% 2009 ........        35,000         34,969
Navistar International Corp. 8.00%
  2008 .................................        20,000         18,050

HOUSING -- 0.2%
KB HOME 9.50% 2011 .....................        10,000          9,900
Mattress Discounters Corp. 12.63%
  2007 .................................        10,000          8,100
Nortek, Inc., Series B 9.25% 2007 ......         5,000          4,925
Pulte Corp. 8.13% 2011 .................       110,000        112,321
Standard Pacific Corp. 8.00% 2008 ......        10,000          9,612
Standard Pacific Corp. 8.50% 2007 ......        10,000          9,750

----------------
10

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
Webb (Del E.) Corp. 10.25% 2010 ........  $      5,000   $      4,875

RETAIL -- 0.2%
Duane Reade, Inc. 9.25% 2008 ...........        30,000         27,600
Kroger Co. 7.38% 2005 ..................        25,000         26,118
Sealy Mattress Co., Series B zero coupon
  2007(2) ..............................        20,000         17,200
Stater Brothers Holdings, Inc. 10.75%
  2006 .................................        15,000         14,025
Wal-Mart Stores, Inc. 7.55% 2030 .......       110,000        122,364
                                                         ------------
                                                              602,820
                                                         ------------

CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Aurora Foods, Inc., Series B 8.75%
  2008 .................................        10,000          7,825
Chiquita Brands International, Inc.
  9.13% 2004(3) ........................        10,000          4,700
Chiquita Brands International, Inc.
  10.00% 2009(3) .......................        15,000          7,050
Chiquita Brands International, Inc.
  10.25% 2006(3) .......................        15,000          7,050
Del Monte Foods Co., Series B zero
  coupon 2007(2) .......................        13,000         11,310
Nash Finch Co., Series B 8.50% 2008 ....        10,000          9,000
New World Pasta Co. 9.25% 2009 .........        10,000          5,450
Panamerican Beverage, Inc. 8.13%
  2003 .................................        30,000         30,453
Whitman Corp. 6.38% 2009 ...............        65,000         63,564
                                                         ------------
                                                              146,402
                                                         ------------

ENERGY -- 0.3%
ENERGY SERVICES -- 0.0%
ICO, Inc., Series B 10.38% 2007 ........         5,000          5,000
Key Energy Services, Inc., Series B
  14.00% 2009 ..........................         5,000          5,850
Pride International, Inc. 10.00%
  2009 .................................         5,000          5,450
Pride Petroleum Services, Inc. 9.38%
  2007 .................................        10,000         10,500

ENERGY SOURCES -- 0.3%
Energy Corp. of America, Series A 9.50%
  2007 .................................        20,000         16,400
Enron Corp. 9.63% 2006 .................        65,000         73,881
Husky Oil Ltd. 7.55% 2016 ..............        70,000         69,599
Petroleos Mexicanos 9.38% 2008 .........         5,000          5,200
Petroleos Mexicanos, Series P 9.50%
  2027 .................................       120,000        125,400
Plains Resources, Inc., Series B 10.25%
  2006 .................................        10,000         10,125
Plains Resources, Inc., Series D 10.25%
  2006 .................................        10,000         10,100
                                                         ------------
                                                              337,505
                                                         ------------

FINANCE -- 5.8%
BANKS -- 1.4%
Bank of America Corp. 7.40% 2011 .......       130,000        136,790
Bank of America Corp. 9.38% 2009 .......        32,000         37,377
Credit National 7.00% 2005 .............        80,000         82,784
Deutsche Ausgleichsbank 7.00% 2005 .....       290,000        304,815
First Republic Bank 7.75% 2012 .........        25,000         22,337
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007 ............       115,000        118,596
National Australia Bank Ltd. 8.60%
  2010 .................................       200,000        228,238
National City Corp. 7.20% 2005 .........        80,000         83,683
NBD Bank NA 8.25% 2024 .................        25,000         27,919

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Royal Bank of Scotland Group PLC 6.40%
  2009 .................................  $    110,000   $    110,114
Scotland International Finance 7.70%
  2010* ................................       210,000        223,221
U.S. Bancorp 7.50% 2026 ................       100,000        105,106
Western Financial Bank 8.88% 2007 ......        10,000          9,662

FINANCIAL SERVICES -- 2.5%
Aesop Funding II LLC 6.14% 2006* .......        60,000         60,910
Aesop Funding II LLC 6.40% 2003* .......        50,000         50,919
Allstate Financial II 7.83% 2045 .......        24,000         22,641
American General Finance Corp.,
  Series E 6.25% 2002 ..................       100,000        102,203
Asset Securitization Corp. 6.75%
  2041 .................................        50,000         51,677
Athena Neurosciences Finance LLC 7.25%
  2008 .................................       150,000        154,299
AXA Finanical, Inc. 7.00% 2028 .........        60,000         58,496
Chase Credit Card Master Trust 6.19%
  2005 .................................        60,000         61,444
CIT Group, Inc. 7.50% 2003 .............       110,000        114,892
Citigroup, Inc. 6.75% 2005 .............       160,000        166,642
CS First Boston Mortgage
  Securities Corp. 7.15% 2006 ..........        80,000         83,780
CS First Boston Mortgage
  Securities Corp. 7.24% 2029 ..........        70,000         73,940
Dime Capital Trust I, Series A 9.33%
  2027 .................................        20,000         19,554
DLJ Mortgage Acceptance Corp. 6.82%
  2007* ................................       100,000        103,712
Erac USA Finance Co. 8.00% 2011* .......       150,000        153,615
Fleet Mortgage Group, Inc., Series A
  6.84% 2003 ...........................        30,000         31,052
General Electric Capital Corp. 8.70%
  2007 .................................        50,000         57,696
General Motors Acceptance Corp. 7.63%
  2003 .................................        60,000         62,597
Liberty Financial Cos., Inc. 6.75%
  2008 .................................        65,000         64,015
MBNA Master Credit Card Trust 6.90%
  2008 .................................       100,000        104,718
Merrill Lynch Mortgage Investors, Inc.
  6.54% 2029 ...........................       100,000        102,488
Osprey Trust/Osprey I, Inc. 8.31%
  2003* ................................       110,000        114,401
Popular North America, Inc., Series D
  6.63% 2002 ...........................        35,000         35,398
PP&L Transition Bond LLC 7.05% 2009 ....       118,000        125,645
Principal Financial Group 8.20%
  2009* ................................       120,000        131,200
Private Export Funding Corp. 6.62%
  2005 .................................       120,000        126,468
Private Export Funding Corp., Series C
  6.31% 2004 ...........................       100,000        104,676
Private Export Funding Corp., Series YY
  7.03% 2003 ...........................        35,000         36,835
QWest Capital Funding, Inc. 6.25%
  2005 .................................        90,000         89,669
RBF Finance Co. 11.38% 2009 ............        20,000         24,503
Sprint Capital Corp. 6.13% 2008 ........        70,000         64,551
Sun Canada Financial Co. 6.63% 2007* ...        65,000         64,460
Tembec Finance Corp. 9.88% 2005 ........         5,000          5,200
Toyota Motor Credit Corp. 5.63% 2003 ...        70,000         70,437

INSURANCE -- 1.9%
AAG Holding Co., Inc. 6.88% 2008 .......       100,000         95,391
Abbey National PLC, Series E 6.69%
  2005 .................................       100,000        103,825
Ace Capital Trust II 9.70% 2030 ........       150,000        167,304
Allstate Corp. 7.88% 2005 ..............       157,000        168,839
American Financial Group, Inc. 7.13%
  2009 .................................        25,000         23,087
American General Corp. 6.75% 2005 ......        50,000         51,648
AmerUs Group Co. 6.95% 2005 ............        90,000         88,047
CIGNA Corp. 7.40% 2007 .................        45,000         47,342
CIGNA Corp. 7.88% 2027 .................        69,000         72,476
CIGNA Corp. 8.25% 2007 .................        30,000         32,826

----------------
12

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Everest Reinsurance Holding Co. 8.75%
  2010 .................................  $    150,000   $    167,407
Farmers Insurance Exchange 8.50%
  2004* ................................       140,000        149,485
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019* .........       140,000        140,398
Jackson National Life Insurance Co.
  8.15% 2027* ..........................        22,000         23,463
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................        40,000         31,467
Lumbermens Mutual Casualty Co. 9.15%
  2026* ................................        70,000         60,780
Metropolitan Life Insurance Co. 7.70%
  2015* ................................        60,000         64,234
MONY Group, Inc. 7.45% 2005 ............       170,000        174,903
Provident Financing Trust I 7.41%
  2038 .................................        50,000         40,978
Prudential Insurance Co. 6.88% 2003* ...       125,000        128,025
Reliastar Financial Corp. 8.00% 2006 ...        85,000         92,389
UnumProvident Corp. 6.75% 2028 .........       130,000        108,109
UnumProvident Corp. 7.63% 2011 .........        25,000         25,331
                                                         ------------
                                                            6,243,129
                                                         ------------

HEALTHCARE -- 0.6%
DRUGS -- 0.2%
ALARIS Medical Systems, Inc. 9.75%
  2006 .................................        35,000         19,600
American Home Products Corp. 6.25%
  2006* ................................       180,000        181,584
Bergen Brunswig Corp. 7.38% 2003 .......         5,000          4,908
Express Scripts, Inc. 9.63% 2009 .......        10,000         10,725
Omnicare, Inc. 8.13% 2011* .............         5,000          5,050
Warner Chilcott, Inc. 12.63% 2008 ......        15,000         16,106

HEALTH SERVICES -- 0.2%
Beverly Enterprises, Inc. 9.00% 2006 ...        10,000          9,950
Columbia/HCA Healthcare Corp. 7.25%
  2008 .................................        10,000          9,838
Tenet Healthcare Corp. 7.88% 2003 ......        20,000         20,275
Tenet Healthcare Corp., Series B 8.13%
  2008 .................................        10,000         10,312
Triad Hospitals Holdings, Inc., Series B
  11.00% 2009 ..........................        10,000         11,000
UnitedHealth Group, Inc. 7.50% 2005 ....       160,000        169,731

MEDICAL PRODUCTS -- 0.2%
ALARIS Medical, Inc. zero coupon
  2008(2) ..............................        10,000          1,200
Beckman Coulter, Inc. 7.10% 2003 .......        40,000         40,105
Beckman Coulter, Inc. 7.45% 2008 .......         5,000          4,926
Bio-Rad Laboratories, Inc. 11.63%
  2007 .................................         7,000          7,490
Cardinal Health, Inc 7.00% 2026 ........       120,000        124,015
Conmed Corp. 9.00% 2008 ................        25,000         23,500
MEDIQ/PRN Life Support Services, Inc.
  11.00% 2008(3) .......................        10,000            100
Packard BioScience, Inc. 9.38% 2007 ....        15,000         14,438
Universal Hospital Services, Inc. 10.25%
  2008 .................................        15,000         12,300
                                                         ------------
                                                              697,153
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 0.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009 ..........................        10,000         10,700
K & F Industries, Inc., Series B 9.25%
  2007 .................................        20,000         20,600
SCL Term Aereo Santiago SA 6.95%
  2012* ................................       180,000        175,395

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 0.4%
Allied Waste North America, Inc. 7.63%
  2006 .................................  $     20,000   $     19,400
Boise Cascade Office Products Corp.
  7.05% 2005 ...........................       125,000        121,730
Federal Express Corp. 6.72% 2022 .......        76,532         77,700
Iron Mountain, Inc. 8.13% 2008 .........         5,000          4,925
Neenah Corp., Series F 11.13% 2007 .....         5,000          2,175
Owens & Minor, Inc. 10.88% 2006 ........        10,000         10,375
Pacifica Papers, Inc. 10.00% 2009 ......         5,000          5,400
Pierce Leahy Corp. 9.13% 2007 ..........         5,000          5,113
Waste Management, Inc. 6.88% 2009 ......        15,000         14,736
Waste Management, Inc. 7.00% 2006 ......        60,000         60,342
Waste Management, Inc. 7.13% 2007 ......       120,000        119,154
World Color Press, Inc. 8.38% 2008 .....         5,000          5,125

MACHINERY -- 0.0%
Grove Worldwide, Inc., LLC 9.25%
  2008(3) ..............................        10,000            900
Hayes Lemmerz International, Inc.,
  Series B 9.13% 2007 ..................        10,000          7,200
Numatics, Inc., Series B 9.63% 2008 ....         5,000          3,450
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007 ..................         5,000          4,550
Westinghouse Air Brake Co., Series B2
  9.38% 2005 ...........................         5,000          4,844

MULTI-INDUSTRY -- 0.1%
American Standard, Inc. 7.63% 2010 .....         5,000          4,950
Fortune Brands, Inc. 7.13% 2004* .......       130,000        131,261
Prestolite Electric, Inc. 9.63% 2008 ...        15,000          6,750
                                                         ------------
                                                              816,775
                                                         ------------

INFORMATION & ENTERTAINMENT -- 1.1%
BROADCASTING & MEDIA -- 0.7%
Adelphia Communications Corp. 9.38%
  2009 .................................        10,000          9,925
Adelphia Communications Corp., Series B
  8.38% 2008 ...........................         5,000          4,750
AMC Entertainment, Inc. 9.50% 2009 .....        20,000         16,000
American Color Graphics, Inc. 12.75%
  2005 .................................        10,000          9,775
AT&T Wireless Services, Inc 7.88%
  2011* ................................       120,000        120,006
Benedek Communications Corp. zero coupon
  2006(2) ..............................        25,000         16,500
Cablevision SA 13.75% 2009 .............         5,000          3,475
Century Communications Corp., Series B
  zero coupon 2008(2) ..................        30,000         13,500
Charter Communications Holdings Capital
  Corp. LLC 8.63% 2009 .................        25,000         24,062
Charter Communications Holdings Capital
  Corp. LLC zero coupon 2011(2) ........        10,000          6,250
Classic Cable, Inc. 10.50% 2010 ........        25,000         15,000
Comcast Cable Communications Corp. 8.50%
  2027 .................................        15,000         16,720
Crown Castle International Corp. zero
  coupon 2007#(2) ......................        15,000         12,375
Echostar DBS Corp. 9.38% 2009 ..........        35,000         35,087
Frontiervision Holdings LP zero coupon
  2007(2) ..............................        10,000         10,000
Frontiervision Holdings LP, Series B
  zero coupon 2007(2) ..................         5,000          5,013
Granite Broadcasting Corp. 8.88%
  2008 .................................        10,000          6,800
Insight Communications, Inc. zero coupon
  2011*(2) .............................        15,000          8,213
LIN Holdings Corp. zero coupon
  2008(2) ..............................        30,000         21,600
News America Holdings, Inc. 8.00%
  2016 .................................       180,000        184,293
Rogers Communications, Inc. 8.88%
  2007 .................................         5,000          5,063
Scholastic Corp. 7.00% 2003 ............        35,000         36,034
Sun Media Corp. 9.50% 2007 .............        15,000         15,225
Telewest Communications PLC 9.88%
  2010 .................................         5,000          4,700

----------------
14

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
United Pan-Europe Communications 11.25%
  2010 .................................  $      5,000   $      3,400
United Pan-Europe Communications 11.50%
  2010 .................................        15,000          9,900
Viacom, Inc. 7.70% 2010 ................       100,000        108,547
Viacom, Inc. 7.75% 2005 ................        40,000         42,810

ENTERTAINMENT PRODUCTS -- 0.0%
True Temper Sports, Inc., Series B
  10.88% 2008 ..........................        25,000         25,500

LEISURE & TOURISM -- 0.4%
Air Canada, Inc. 10.25% 2011* ..........        15,000         14,550
AMR Corp. 9.88% 2020 ...................        30,000         30,560
Continental Airlines, Inc., Series A
  6.65% 2017 ...........................        36,971         36,795
Continental Airlines, Inc., Series B
  6.47% 2004 ...........................        35,972         36,548
Delta Air Lines, Inc. 7.92% 2010 .......        95,000        102,532
Harrah's Operating Co., Inc. 8.00%
  2011* ................................       120,000        122,842
Hasbro, Inc. 8.50% 2006 ................         5,000          4,600
John Q. Hammons Hotels, Inc. 8.88%
  2004 .................................        15,000         14,400
Mandalay Resort Group 9.25% 2005 .......        15,000         15,000
Station Casinos, Inc. 8.88% 2008 .......         5,000          5,000
US Airways, Inc. 7.08% 2021 ............        50,000         51,142
                                                         ------------
                                                            1,224,492
                                                         ------------

INFORMATION TECHNOLOGY -- 0.5%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007 ...        10,000          7,000

COMPUTERS & BUSINESS EQUIPMENT -- 0.0%
Seagate Technology International 12.50%
  2007* ................................        10,000          9,950

ELECTRONICS -- 0.1%
Amkor Technology, Inc. 10.50% 2009 .....        15,000         14,475
Amphenol Corp. 9.88% 2007 ..............         3,000          3,060
Eaton Corp. 7.65% 2029 .................       100,000         95,752
Fairchild Semiconductor International,
  Inc. 10.13% 2007 .....................        20,000         18,650
L-3 Communications Corp. 8.00% 2008 ....         5,000          4,938
SCG Holdings & Semiconductor Co., Series
  B 12.00% 2009 ........................        15,000         11,250
Viasystems, Inc. 9.75% 2007 ............        15,000          9,450

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 11.63%
  2010 .................................        15,000         12,075

INTERNET SOFTWARE -- 0.0%
Covad Communications Group, Inc. 12.00%
  2010 .................................         5,000            550
Covad Communications Group, Inc. 12.50%
  2009 .................................         5,000            600
PSINet, Inc. 11.00% 2009 ...............         5,000            425
PSINet, Inc. 11.50% 2008(3) ............        15,000          1,350
PSINet, Inc., Series B 10.00%
  2005(3) ..............................        10,000            900

TELECOMMUNICATIONS -- 0.4%
Adelphia Business Solutions, Inc.,
  Series B zero coupon 2003*(2) ........        10,000          9,100
Adelphia Business Solutions, Inc.,
  Series B 12.25% 2004 .................        20,000         18,400
Alaska Communications Holdings, Inc.
  9.38% 2009 ...........................        10,000          8,400
BTI Telecom Corp. 10.50% 2007 ..........         5,000            750
Compania de Telecomunicaciones de Chile
  7.63% 2006 ...........................        30,000         29,851

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Compania de Telecomunicaciones de Chile
  8.38% 2006 ...........................  $     25,000   $     25,685
e.Spire Communications, Inc. zero coupon
  2008(2)(3) ...........................        15,000          3,000
FairPoint Communications, Inc., Series B
  9.50% 2008 ...........................         5,000          4,150
GCI, Inc. 9.75% 2007 ...................        30,000         29,175
Global Crossing Holdings Ltd. 9.13%
  2006 .................................        10,000          9,425
GT Group Telecom, Inc. zero coupon
  2010(2) ..............................        35,000         13,300
Insight Midwest LP 9.75% 2009 ..........        20,000         20,800
Insight Midwest LP 10.50% 2010* ........         5,000          5,337
ITC Deltacom, Inc. 8.88% 2008 ..........        10,000          8,200
ITC Deltacom, Inc. 9.75% 2008 ..........        15,000         12,000
ITC Deltacom, Inc. 11.00% 2007 .........         5,000          4,150
KMC Telecom Holdings, Inc. zero coupon
  2008(2) ..............................        15,000          1,275
Level 3 Communications, Inc. 9.13%
  2008 .................................        10,000          7,100
Level 3 Communications, Inc. 11.25%
  2010 .................................        15,000         11,700
McLeodUSA, Inc. 8.13% 2009 .............        10,000          8,500
McLeodUSA, Inc. 8.38% 2008 .............        10,000          8,550
McLeodUSA, Inc. 9.25% 2007 .............         5,000          4,450
McLeodUSA, Inc. 9.50% 2008 .............        10,000          8,900
Motient Corp., Series B 12.25% 2008 ....         5,000          2,125
Nextel Communications, Inc. zero coupon
  2007(2) ..............................        30,000         21,300
Nextel Communications, Inc. 9.38%
  2009 .................................        15,000         12,693
Nextel Communications, Inc. 9.50%
  2011* ................................         5,000          4,219
NEXTLINK Communications, Inc. zero
  coupon 2008(2) .......................        15,000          5,850
NTL Communications Corp., Series B zero
  coupon 2008(2) .......................        40,000         23,600
RCN Corp. 10.00% 2007 ..................        10,000          4,150
RCN Corp. zero coupon 2008(2) ..........        15,000          3,450
RCN Corp. zero coupon 2007(2) ..........        20,000          5,600
Rogers Cantel, Inc. 9.38% 2008 .........         5,000          5,188
Satelites Mexicanos SA de CV, Series B
  10.13% 2004 ..........................        10,000          6,350
Telecommunications Techniques Co. LLC
  9.75% 2008 ...........................        10,000          8,200
Time Warner Telecom, Inc. 9.75% 2008 ...        10,000          9,800
Williams Communications Group, Inc.
  10.88% 2009 ..........................        10,000          7,350
WinStar Communications, Inc. 12.75%
  2010(3) ..............................        10,000          3,300
                                                         ------------
                                                              565,798
                                                         ------------

MATERIALS -- 0.9%
CHEMICALS -- 0.4%
Avecia Group PLC 11.00% 2009 ...........         5,000          5,275
Georgia Gulf Corp. 10.38% 2007 .........        20,000         20,800
ICI Wilmington, Inc. 6.95% 2004 ........       215,000        219,851
Lyondell Chemical Co. 9.80% 2020 .......         5,000          4,800
Lyondell Chemical Co., Series B 9.88%
  2007 .................................        30,000         30,825
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007(3) ...............         5,000          1,200
Praxair, Inc. 6.75% 2003 ...............        75,000         76,787
Resolution Performance Products, Inc.
  13.50% 2010* .........................         5,000          5,300
Sterling Chemicals, Inc. 12.38% 2006 ...        10,000          9,200
Texas Petrochemical Corp., Series B
  11.13% 2006 ..........................        10,000          8,250
Texas Petrochemical Corp. 11.13%
  2006 .................................        10,000          7,950

----------------
16

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS -- 0.4%
Abitibi-Consolidated, Inc. 8.55%
  2010 .................................  $    160,000   $    170,402
Caraustar Industries, Inc. 9.88%
  2011* ................................        10,000          9,612
Consumers International, Inc. 10.25%
  2005 .................................        10,000          3,800
Crown Cork & Seal Co., Inc. 8.38%
  2005 .................................        25,000         15,750
Doman Industries Ltd. 12.00% 2004 ......        10,000         10,250
Doman Industries Ltd. 8.75% 2004 .......         5,000          2,850
Gaylord Container Corp. 9.75% 2007 .....         5,000          3,250
Gaylord Container Corp., Series B 9.38%
  2007 .................................        15,000          9,450
Owens-Illinois Inc., 7.15% 2005 ........         5,000          4,000
Owens-Illinois, Inc. 7.50% 2010 ........        15,000         10,950
Owens-Illinois, Inc. 7.85% 2004 ........         5,000          4,150
Packaging Corp. of America 9.63%
  2009 .................................         5,000          5,350
Paperboard Industries International,
  Inc. 8.38% 2007 ......................        10,000          8,700
Silgan Holdings, Inc. 9.00% 2009 .......         5,000          4,900
Sonoco Products Co. 7.00% 2004 .........       100,000        103,099
Stone Container Corp. 9.25% 2008* ......         5,000          5,075
Stone Container Corp. 9.75% 2011* ......        10,000         10,175
Tembec Industries, Inc. 8.50% 2011* ....         5,000          5,125

METALS & MINERALS -- 0.1%
AK Steel Corp. 7.88% 2009 ..............        35,000         32,375
Alcan, Inc. 6.45% 2011 .................        60,000         59,813
Algoma Steel, Inc. 12.38% 2005(3) ......        15,000          4,650
BWAY Corp., Series B 10.25% 2007 .......        20,000         18,000
Century Aluminum Co. 11.75% 2008* ......         5,000          4,941
Consumers Packaging, Inc. 9.75%
  2007(3) ..............................         5,000            200
National Steel Corp. 9.88% 2009 ........        25,000          9,250
P&L Coal Holdings Corp., Series B 9.63%
  2008 .................................        10,000         10,500
Weirton Steel Corp. 10.75% 2005 ........         5,000          1,950
Weirton Steel Corp. 11.38% 2004 ........        25,000         10,125
                                                         ------------
                                                              928,930
                                                         ------------

MUNICIPAL BONDS -- 0.4%
MUNICIPAL BONDS -- 0.4%
Allentown Pennsylvania 6.20% 2005 ......       120,000        123,626
Fresno County California Pension
  Obligation 6.07% 2003 ................        50,000         51,288
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........        45,000         46,143
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................        50,000         51,069
Miami Florida Revenue 7.25% 2003 .......        60,000         63,283
Southern California Public Power
  Authority Project 6.93% 2017 .........        50,000         51,492
                                                         ------------
                                                              386,901
                                                         ------------

REAL ESTATE -- 0.4%
REAL ESTATE COMPANIES -- 0.2%
E.O.P. Operating LP 6.38% 2003 .........        60,000         60,794
Regency Centers LP 7.75% 2009 ..........       110,000        112,167
Susa Partnership LP 6.95% 2006 .........        40,000         40,186

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Avalonbay Communities, Inc. 7.50%
  2010 .................................  $    190,000   $    197,181
                                                         ------------
                                                              410,328
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 12.3%
U.S. GOVERNMENT & AGENCIES -- 12.3%
Federal Home Loan Mortgage Corp. 6.00%
  2006-2028 ............................       276,597        274,512
Federal Home Loan Mortgage Corp. 6.50%
  2022-2029 ............................       180,629        180,936
Federal Home Loan Mortgage Corp. 6.55%
  2022 .................................        32,000         32,430
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................       105,000        106,339
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................        12,000         12,401
Federal Home Loan Mortgage Corp. 7.50%
  2023-2028 ............................       119,973        122,935
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................        43,632         45,309
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................        13,434         14,284
Federal National Mortgage Association
  5.25% 2003 ...........................       590,000        596,732
Federal National Mortgage Association
  5.75% 2008 ...........................       955,000        968,723
Federal National Mortgage Association
  6.00% 2028 ...........................       276,681        270,284
Federal National Mortgage Association
  6.18% 2008 ...........................        19,404         19,746
Federal National Mortgage Association
  6.30% 2008 ...........................        38,727         39,680
Federal National Mortgage Association
  6.34% 2008 ...........................        18,974         19,496
Federal National Mortgage Association
  6.36% 2008 ...........................        38,729         39,719
Federal National Mortgage Association
  6.43% 2008 ...........................        19,315         19,932
Federal National Mortgage Association
  6.50% 2013 ...........................       141,038        142,712
Federal National Mortgage Association
  6.98% 2007 ...........................        92,350         97,074
Federal National Mortgage Association
  7.02% 2007 ...........................        18,384         19,331
Federal National Mortgage Association
  7.04% 2007 ...........................        19,243         20,359
Federal National Mortgage Association
  7.39% 2021 ...........................        18,559         19,379
Federal National Mortgage Association
  7.75% 2021 ...........................        42,836         43,171
Federal National Mortgage Association
  8.00% 2006 ...........................         6,867          7,103
Government National Mortgage Association
  7.00% 2022 ...........................         6,568          6,699
Government National Mortgage Association
  7.25% 2027 ...........................        76,185         77,768
Government National Mortgage Association
  7.50% 2023-2029 ......................       124,023        127,190
Government National Mortgage Association
  8.50% 2017 ...........................        15,740         16,635
Government National Mortgage Association
  9.00% 2021 ...........................         5,300          5,623
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2009 ...............       341,665        358,960
United States Treasury Bonds 5.25%
  2028 .................................       425,000        402,819
United States Treasury Bonds 6.13%
  2029 .................................       700,000        751,737
United States Treasury Bonds 9.00%
  2018 .................................     1,590,000      2,201,403
United States Treasury Bonds 12.00%
  2013 .................................     1,720,000      2,448,042
United States Treasury Notes 3.63%
  2008 .................................       660,606        675,879
United States Treasury Notes 4.75%
  2008 .................................       300,000        296,532
United States Treasury Notes 5.50%
  2009 .................................       600,000        620,904
United States Treasury Notes 5.88%
  2004 .................................     2,000,000      2,090,000
United States Treasury Strip Bonds zero
  coupon 2012 ..........................       275,000        156,373
                                                         ------------
                                                           13,349,151
                                                         ------------

UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.5%
AES Corp. 8.88% 2011 ...................        10,000         10,163
Calpine Corp. 8.63% 2010 ...............        20,000         20,515
Conectiv, Inc. 6.38% 2005 ..............        20,000         20,882

----------------
18

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Peco Energy Transition Trust 6.52%
  2010 .................................  $    110,000   $    111,168
Progress Energy, Inc. 7.10% 2011 .......       170,000        175,054
Public Service Electric & Gas Co.,
  Series A 8.88% 2003 ..................        11,000         11,734
ScottishPower PLC, Series H 6.38%
  2008 .................................       100,000         97,501
UtiliCorp United, Inc. 6.88% 2004 ......        40,000         41,029
WESCO Distribution, Inc., Series B 9.13%
  2008 .................................        15,000         14,287
Western Resources, Inc. 6.88% 2004 .....        15,000         14,572
Western Resources, Inc. 7.13% 2009 .....        25,000         23,365

GAS & PIPELINE UTILITIES -- 0.2%
Dynegy Holdings, Inc. 6.88% 2011 .......       130,000        128,629
Energen Corp. 7.63% 2010 ...............       130,000        133,035

TELEPHONE -- 0.2%
Alestra SA 12.13% 2006 .................        20,000         17,200
GTE Corp. 6.36% 2006 ...................        95,000         96,625
MCI Communications Corp. 6.13%
  2002(4) ..............................        30,000         29,997
Viatel, Inc. 11.25% 2008(3) ............        10,000          1,500
WorldCom, Inc. 7.55% 2004 ..............        40,000         40,913
                                                         ------------
                                                              988,169
                                                         ------------
TOTAL BONDS & NOTES (cost
  $26,245,888)..........................                   26,697,553
                                                         ------------

WARRANTS -- 0.0%+
                                               WARRANTS
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
Mattress Discounters Holding Corp.
  7/15/07 ..............................            10             75
                                                         ------------

INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
GT Group Telecom, Inc. 2/01/10* ........            20            561
KMC Telecom Holdings, Inc.
  1/31/08*(5) ..........................            10              0
                                                         ------------
                                                                  561
                                                         ------------
TOTAL WARRANTS (cost $1,143)............                          636
                                                         ------------

                                                                ----------------

OPTIONS -- 0.0%+
                                            CONTRACTS        VALUE
----------------------------------------------------------------------
CALL OPTIONS -- 0.0%
Morgan Stanley High Tech Index $700
  expires 4/01(5) (cost $157,489).......            20   $          0
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $103,544,920).........................                   85,612,367
                                                         ------------

SHORT-TERM SECURITIES -- 8.7%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 2.0%
CitiGroup Holdings, Inc. 5.38% due
  4/02/01 ..............................  $  2,000,000      1,999,701
Popular North America, Inc., Series C
  6.75% due 8/09/01 ....................        35,000         35,214
Private Export Funding Corp., Series NN
  7.30% due 1/31/02 ....................       125,000        127,774
                                                         ------------
                                                            2,162,689
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.5%
Government of France 5.50% due
  10/12/01..............................   EUR 625,000        552,464
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 6.2%
Federal Home Loan Mortgage Corp. 5.13%
  due 4/02/01...........................     6,700,000      6,699,045
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
  $9,442,871)...........................                    9,414,198
                                                         ------------

REPURCHASE AGREEMENTS -- 13.1%
----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 13.1%
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account (Note
  3)....................................     8,200,000      8,200,000
UBS Warburg LLC Joint Repurchase
  Agreement Account (Note 3)............     1,020,000      1,020,000
UBS Warburg LLC Joint Repurchase
  Agreement Account (Note 3)............     5,000,000      5,000,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $14,220,000)..........................                   14,220,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $127,207,791)                           100.6%      109,246,565
Liabilities in excess of other assets --         (0.6)         (682,722)
                                           ----------      ------------
NET ASSETS --                                   100.0%     $108,563,843
                                           ==========      ============

-------------
+   Non-income producing security
#  Security represents an investment in an affiliated company; See Note 8
*  Resale restricted to qualified institutional buyers
(1) PIK -- ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(3) Bond in default
(4) Variable rate security; rate as of March 31, 2001
(5) Fair valued security; see Note 2
ADR -- American Depository Receipt

----------------
20

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------
      CONTRACT               IN           DELIVERY   GROSS UNREALIZED
     TO DELIVER         EXCHANGE FOR        DATE       APPRECIATION
---------------------------------------------------------------------
     EUR*    150,000     USD   133,305    04/27/01       $  1,330
     EUR*    170,000     USD   150,984    05/07/01          1,400
     EUR     200,000     USD   177,886    05/07/01          1,905
     EUR*    220,000     USD   197,322    05/07/01          3,743
     EUR*    530,000     USD   495,232    05/07/01         28,881
     EUR*     60,000     USD    55,926    05/14/01          3,128
     EUR*    180,000     USD   165,839    05/14/01          7,445
     EUR     110,000     USD   100,016    11/09/01          3,124
     EUR     405,000     USD   365,918    11/09/01          9,176
     EUR*    300,000     USD   279,825    11/09/01         15,572
     HKD*     50,000     USD     6,418    05/10/01              8
     HKD*  1,745,000     USD   223,781    05/10/01             72
     HKD*    255,000     USD    32,747    06/27/01             58
     HKD*  1,850,000     USD   237,838    06/27/01            682
   JPY*    4,400,000     USD    42,699    04/12/01          7,576
   JPY    12,000,000     USD    98,168    04/27/01          2,169
   JPY     6,000,000     USD    51,838    04/27/01          3,838
   JPY     7,000,000     USD    60,238    04/27/01          4,238
   JPY     9,000,000     USD    79,682    04/27/01          7,682
   JPY    10,000,000     USD    84,291    10/26/01          2,558
   JPY    10,000,000     USD    85,937    11/09/01          4,071
     USD      86,151     EUR   100,000    04/27/01          1,833
     USD*     79,209     EUR    90,000    11/09/01             49
                                                         --------
                                                          110,538
                                                         --------

                                                     GROSS UNREALIZED
                                                       DEPRECIATION
---------------------------------------------------------------------
EUR*    400,000          USD   342,176    04/27/01          (9,758)
EUR*    200,000          USD   168,573    04/27/01          (7,394)
EUR*    950,000          USD   812,725    05/07/01         (23,187)
USD*    183,208          EUR   200,000    04/27/01          (7,240)
USD*    137,406          EUR   150,000    04/27/01          (5,431)
USD*     26,080        JPY   3,000,000    04/27/01          (2,080)
USD*     45,802          EUR    50,000    04/27/01          (1,810)
USD*    285,139          EUR   300,000    05/07/01         (21,165)
USD*    327,779          EUR   350,000    05/07/01         (19,811)
USD*    188,215          EUR   205,000    05/07/01          (7,834)
USD*     78,887          EUR    85,000    05/07/01          (4,095)
USD*     91,894          EUR   100,000    05/07/01          (3,903)
USD*     87,291          EUR    95,000    05/07/01          (3,700)
USD*    104,657          EUR   115,000    05/07/01          (3,468)
USD*     55,685          EUR    60,000    05/07/01          (2,890)
USD*     41,348          EUR    45,000    05/07/01          (1,753)
USD*     22,752          EUR    25,000    05/07/01            (754)
USD*      6,426          HKD    50,000    05/10/01             (16)
USD*     64,111          HKD   500,000    05/10/01             (11)
USD*     92,055          EUR   100,000    05/14/01          (4,058)
USD*     55,439          EUR    60,000    05/14/01          (2,641)
USD*     37,917          HKD   295,000    06/27/01            (101)
USD*     32,776          HKD   255,000    06/27/01             (87)
                                                         ---------
                                                          (133,187)
                                                         ---------
Net Unrealized Depreciation........................      $ (22,649)
                                                         =========

-------------
* Represents open forward foreign currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
HKD  -- Hong Kong Dollar                          USD  -- United States Dollar

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 41.4%
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.9%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ....................................          2,200   $     39,094

RETAIL -- 1.9%
Abercrombie & Fitch Co., Class A+ ................          5,200        170,040
American Eagle Outfitters, Inc.+ .................          7,250        208,437
AnnTaylor Stores Corp.+ ..........................          5,500        146,025
Costco Wholesale Corp.+ ..........................          2,700        105,975
Gap, Inc. ........................................         10,000        237,200
Home Depot, Inc. .................................          3,000        129,300
J. Jill Group, Inc.+ .............................          7,800        136,500
Martha Stewart Living, Inc., Class A+ ............          8,600        154,800
Talbots, Inc. ....................................          4,400        186,912
Target Corp. .....................................          5,000        180,400
Tiffany & Co. ....................................            190          5,178
Wal-Mart Stores, Inc. ............................         10,500        530,250
                                                                    ------------
                                                                       2,230,111
                                                                    ------------

CONSUMER STAPLES -- 0.3%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Aurora Foods, Inc.+(5) ...........................            355          2,173
Constellation Brands, Inc., Class A+ .............          2,000        143,500
Philip Morris Cos., Inc. .........................          2,000         94,900

HOUSEHOLD PRODUCTS -- 0.1%
Yankee Candle Co., Inc.+ .........................          9,900        130,383
                                                                    ------------
                                                                         370,956
                                                                    ------------

ENERGY -- 4.0%
ENERGY SERVICES -- 0.9%
Global Marine, Inc.+ .............................          7,200        184,320
Grant Prideco, Inc.+ .............................          9,400        161,680
Nabors Industries, Inc.+ .........................          5,100        264,384
Santa Fe International Corp. .....................          3,500        113,750
Smith International, Inc.+ .......................          1,400         98,280
Transocean Sedco Forex, Inc. .....................          4,250        184,238
Weatherford International, Inc.+ .................          1,900         93,765

ENERGY SOURCES -- 3.1%
Anadarko Petroleum Corp. .........................          9,350        586,993
Apache Corp. .....................................          4,100        236,201
Burlington Resources, Inc. .......................         10,450        467,637
Devon Energy Corp. ...............................          8,600        500,520
Diamond Offshore Drilling, Inc. ..................          6,700        263,645
Enron Corp. ......................................         17,400      1,010,940
Exxon Mobil Corp. ................................          1,600        129,600

----------------
22

COMMON STOCK (CONTINUED)
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Noble Drilling Corp.+ ............................          2,500   $    115,400
Petroleo Brasileiro SA ADR .......................         13,835        329,273
                                                                    ------------
                                                                       4,740,626
                                                                    ------------

FINANCE -- 3.6%
BANKS -- 1.2%
Bank of New York Co., Inc. .......................          4,000        196,960
Fifth Third Bancorp ..............................          1,897        101,371
FleetBoston Financial Corp. ......................          6,000        226,500
J.P. Morgan Chase & Co. ..........................         14,650        657,785
National City Corp. ..............................          2,100         56,175
Wells Fargo & Co. ................................          3,400        168,198

FINANCIAL SERVICES -- 2.4%
American Express Co. .............................         10,830        447,279
Capital One Financial Corp. ......................          3,600        199,800
Citigroup, Inc. ..................................         15,888        714,642
E*TRADE Group, Inc.+ .............................         23,470        163,821
Goldman Sachs Group, Inc. ........................          2,250        191,475
Lehman Brothers Holdings, Inc. ...................          3,000        188,100
Mellon Financial Corp. ...........................          1,500         60,780
Morgan Stanley, Dean Witter & Co. ................          2,200        117,700
Nasdaq Gold Trust+ ...............................          8,900        348,435
Paychex, Inc. ....................................          5,400        200,137
Providian Financial Corp. ........................          4,000        196,200

INSURANCE -- 0.0%
UnumProvident Corp. ..............................          2,200         64,284
                                                                    ------------
                                                                       4,299,642
                                                                    ------------

HEALTHCARE -- 4.4%
DRUGS -- 2.4%
Allergan, Inc. ...................................          2,200        163,130
ALZA Corp.+ ......................................          2,800        113,400
Amgen, Inc.+ .....................................          3,000        180,562
Biogen, Inc.+ ....................................          2,000        126,625
Biovail Corp.+ ...................................          3,300        119,229
Bristol-Myers Squibb Co. .........................         18,025      1,070,685
Genentech, Inc.+ .................................            500         25,250
Merck & Co., Inc. ................................          5,000        379,500
Pfizer, Inc. .....................................          5,500        225,225
Pharmacia Corp. ..................................          4,000        201,480
Schering-Plough Corp. ............................          4,500        164,385
Sepracor, Inc.+ ..................................          2,270         72,640

HEALTH SERVICES -- 0.5%
AdvancePCS+ ......................................          1,900        103,105
Oxford Health Plans, Inc.+ .......................          3,600         96,300
Tenet Healthcare Corp.+ ..........................          7,555        332,420
Trigon Healthcare, Inc.+ .........................          1,900         97,850

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 1.5%
DENTSPLY International, Inc. .....................          3,900   $    142,350
Genzyme Corp.+ ...................................          2,540        229,438
Guidant Corp.+ ...................................         12,380        556,976
Johnson & Johnson ................................          2,500        218,675
MedImmune, Inc.+ .................................          2,450         87,894
Medtronic, Inc. ..................................          6,692        306,092
Myriad Genetics, Inc.+ ...........................          1,000         40,563
St. Jude Medical, Inc.+ ..........................          2,100        113,085
                                                                    ------------
                                                                       5,166,859
                                                                    ------------

INDUSTRIAL & COMMERCIAL -- 3.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.7%
Boeing Co. .......................................          8,235        458,772
Northrop Grumman Corp. ...........................          4,100        356,700

BUSINESS SERVICES -- 1.7%
Ecolab, Inc. .....................................          2,500        106,050
General Electric Co. .............................         15,500        648,830
Global Industries Ltd.+ ..........................          1,800         26,213
Mobile Mini, Inc.+ ...............................          6,000        165,375
Republic Services, Inc., Class A+ ................          8,900        166,875
TMP Worldwide, Inc.+ .............................          3,935        147,808
Waste Connections, Inc.+ .........................         11,300        325,581
Waste Management, Inc. ...........................         18,100        447,070

ELECTRICAL EQUIPMENT -- 0.1%
Emerson Electric Co. .............................          2,000        123,920

MULTI-INDUSTRY -- 0.3%
Tyco International Ltd. ..........................          7,500        324,225

TRANSPORTATION -- 0.3%
Offshore Logistics, Inc.+ ........................          7,800        193,537
RailWorks Corp.+ .................................         13,800         30,188
United Parcel Service, Inc., Class B .............          1,900        108,110
                                                                    ------------
                                                                       3,629,254
                                                                    ------------

INFORMATION & ENTERTAINMENT -- 6.3%
BROADCASTING & MEDIA -- 5.8%
America Movil SA de CV ADR+ ......................          9,105        133,388
AOL Time Warner, Inc.+ ...........................         39,843      1,599,696
AT&T Corp.- Liberty Media Group, Class A+ ........         84,175      1,178,450
Cablevision Systems Corp. - Rainbow Media
 Group+ ..........................................          6,695        164,028
Cablevision Systems Corp.+ .......................         13,390        942,120
Charter Communications, Inc., Class A+ ...........         18,015        407,589
Clear Channel Communications, Inc.+ ..............          1,100         59,895
Comcast Corp., Class A+ ..........................         34,070      1,428,811
DoubleClick, Inc.+ ...............................         15,720        181,763
EchoStar Communications Corp., Class A+ ..........         13,200        365,475
Pegasus Communications Corp.+ ....................          8,400        193,200
Viacom, Inc., Class B+ ...........................          5,458        239,988

----------------
24

COMMON STOCK (CONTINUED)
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.2%
International Speedway Corp., Class A ............          4,800   $    177,900

LEISURE & TOURISM -- 0.3%
Atlantic Coast Airlines Holdings, Inc.+ ..........          4,300         90,300
Mesa Air Group, Inc.+ ............................         17,200        144,050
SkyWest, Inc. ....................................          5,600        130,200
                                                                    ------------
                                                                       7,436,853
                                                                    ------------

INFORMATION TECHNOLOGY -- 13.8%
COMMUNICATION EQUIPMENT -- 2.0%
3Com Corp.+ ......................................         10,530         60,219
Cisco Systems, Inc.+ .............................         26,330        416,343
Juniper Networks, Inc.+ ..........................         13,318        505,551
Lucent Technologies, Inc. ........................          3,000         29,910
ONI Systems Corp.+ ...............................         13,460        262,470
QUALCOMM, Inc.+ ..................................          6,600        373,725
Symbol Technologies, Inc. ........................         14,645        511,111
Tycom Ltd.+ ......................................         10,996        144,597

COMPUTER SERVICES -- 0.6%
i2 Technologies, Inc.+ ...........................         21,505        311,822
Sapient Corp.+ ...................................          6,280         45,138
Synopsys, Inc.+ ..................................          6,000        281,625
VeriSign, Inc.+ ..................................          2,875        101,883

COMPUTERS & BUSINESS EQUIPMENT -- 1.5%
Brocade Communications Systems, Inc.+ ............         12,850        268,437
Dell Computer Corp.+ .............................         17,900        459,806
EMC Corp.+ .......................................          8,900        261,660
International Business Machines Corp. ............          2,700        259,686
Redback Networks, Inc.+ ..........................          5,500         71,940
VERITAS Software Corp.+ ..........................         10,268        474,792

COMPUTER SOFTWARE -- 1.6%
Electronic Arts, Inc.+ ...........................         14,595        791,779
McDATA Corp., Class A+ ...........................            143          2,699
Micromuse, Inc.+ .................................          4,900        185,171
Microsoft Corp.+ .................................          9,000        492,187
Peregrine Systems, Inc.+ .........................          9,400        183,300
Siebel Systems, Inc.+ ............................          3,300         89,760
THQ, Inc.+ .......................................          3,400        129,200

ELECTRONICS -- 3.6%
Analog Devices, Inc.+ ............................         26,830        972,319
Applied Materials, Inc.+ .........................         15,060        655,110
ASM Lithography Holdings NV+ .....................         14,715        319,132
Celestica, Inc.+ .................................          6,535        180,235
Check Point Software Technologies Ltd.+ ..........          2,550        121,125
Flextronics International Ltd.+ ..................         18,790        281,850
General Motors Corp., Class H+ ...................          9,400        183,300
Integrated Device Technology, Inc.+ ..............         12,240        362,427
Intel Corp. ......................................          6,940        182,609

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Maxim Integrated Products, Inc.+ .................          4,765   $    198,176
Micron Technology, Inc.+ .........................          4,000        166,120
Solectron Corp.+ .................................          4,950         94,100
Texas Instruments, Inc. ..........................         10,330        320,023
Vitesse Semiconductor Corp.+ .....................          6,660        158,591

INTERNET CONTENT -- 0.3%
Amazon.com, Inc.+ ................................         10,485        107,261
eBay, Inc.+ ......................................          4,585        165,920
Exodus Communications, Inc.+ .....................         10,845        116,584

INTERNET SOFTWARE -- 0.4%
Art Technology Group, Inc.+ ......................            300          3,600
BEA Systems, Inc.+ ...............................          3,000         88,125
Matrixone, Inc.+ .................................          4,600         78,487
Openwave Systems, Inc.+ ..........................         17,875        354,640

TELECOMMUNICATIONS -- 3.8%
ADC Telecommunications, Inc.+ ....................         10,845         92,183
Amdocs Ltd.+ .....................................          3,900        186,810
Avanex Corp.+ ....................................          1,960         20,717
China Mobile Hong Kong Ltd. ADR+ .................          9,085        199,961
China Unicom Ltd. ADR+ ...........................         27,700        299,160
CIENA Corp.+ .....................................          3,300        137,775
Cox Communications, Inc., Class A+ ...............          8,245        366,820
JDS Uniphase Corp.+ ..............................         11,875        218,945
Level 3 Communications, Inc.+ ....................          4,995         86,788
McLeodUSA, Inc., Class A+ ........................         18,515        160,270
Nokia Corp. ADR ..................................         77,645      1,863,480
NTT DoCoMo, Inc. .................................             37        642,607
Sonus Networks, Inc.+ ............................          2,200         43,897
Verizon Communications, Inc. .....................            732         36,088
Vodafone Group PLC ADR ...........................          3,375         91,631
WinStar Communications, Inc.+ ....................         15,605         33,648
                                                                    ------------
                                                                      16,305,325
                                                                    ------------

MATERIALS -- 0.5%
FOREST PRODUCTS -- 0.4%
Georgia-Pacific Group ............................         14,000        411,600

METALS & MINERALS -- 0.1%
Maverick Tube Corp.+ .............................          6,100        125,660
                                                                    ------------
                                                                         537,260
                                                                    ------------

UTILITIES -- 3.5%
ELECTRIC UTILITIES -- 2.1%
Calpine Corp.+ ...................................         12,600        693,882
Constellation Energy Group, Inc. .................          6,300        277,830
Dominion Resources, Inc. .........................          8,830        569,270
Duke Energy Corp. ................................          9,630        411,586
Exelon Corp. .....................................          2,000        131,200

----------------
26

COMMON STOCK (CONTINUED)
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Mirant Corp. .....................................          9,600   $    340,800
NRG Energy, Inc.+ ................................          2,700         98,280

GAS & PIPELINE UTILITIES -- 0.9%
American Water Works, Inc.+ ......................          2,700         87,075
Dynegy, Inc., Class A ............................          3,800        193,838
El Paso Corp. ....................................         11,570        755,521

TELEPHONE -- 0.5%
SBC Communications, Inc.  ........................          1,200         53,556
Telefonica SA+ ...................................         11,642        186,395
Telefonos de Mexico SA ADR .......................          9,105        287,172
                                                                    ------------
                                                                       4,086,405
                                                                    ------------
TOTAL COMMON STOCK (cost $62,505,160).............                    48,803,291
                                                                    ------------

PREFERRED STOCK -- 0.0%
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
NEXTLINK Communications, Inc. Series B 13.50%(1)
 (cost $7,108) ...................................             11          3,410
                                                                    ------------

BONDS & NOTES -- 38.1%                                PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.9%
APPAREL & TEXTILES -- 0.1%
Levi Strauss & Co. 6.80% 2003 ....................  $      10,000          9,350
Levi Strauss & Co. 7.00% 2006 ....................         25,000         21,750
Levi Strauss & Co. 11.63% 2008* ..................         20,000         20,500
Westpoint Stevens, Inc. 7.88% 2008 ...............         35,000         27,825

AUTOMOTIVE -- 0.3%
Accuride Corp., Series B 9.25% 2008 ..............         10,000          7,100
DaimlerChrysler North America Holding Corp. 7.75%
 2005 ............................................        160,000        166,509
Delco Remy International, Inc. 8.63% 2007 ........         35,000         32,025
Delco Remy International, Inc. 10.63% 2006 .......         10,000          9,800
Dura Operating Corp., Series B 9.00% 2009 ........         10,000          8,700
Federal-Mogul Corp. 7.50% 2009 ...................         70,000          9,100
Federal-Mogul Corp. 7.75% 2006 ...................          5,000            700
Federal-Mogul Corp. 8.80% 2007 ...................         20,000          2,800
LDM Technologies, Inc., Series B 10.75% 2007 .....         10,000          3,900
Lear Corp., Series B 8.11% 2009 ..................         55,000         54,952
Navistar International Corp. 8.00% 2008 ..........         25,000         22,562

HOUSING -- 0.2%
KB HOME 9.50% 2011 ...............................         20,000         19,800
Mattress Discounters Corp. 12.63% 2007 ...........         15,000         12,150
Nortek, Inc., Series B 8.88% 2008 ................          5,000          4,813
Pulte Corp. 8.13% 2011 ...........................        195,000        199,114
Standard Pacific Corp. 8.00% 2008 ................         15,000         14,419
Standard Pacific Corp. 8.50% 2007 ................         15,000         14,625

                                                                ----------------

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
Webb (Del E.) Corp. 10.25% 2010 ..................  $      10,000   $      9,750

RETAIL -- 0.3%
Duane Reade, Inc. 9.25% 2008 .....................         55,000         50,600
Kroger Co. 7.38% 2005 ............................         40,000         41,789
Sealy Mattress Co., Series B zero coupon
 2007(2) .........................................         30,000         25,800
Stater Brothers Holdings, Inc. 10.75% 2006 .......         30,000         28,050
Wal-Mart Stores, Inc. 7.55% 2030 .................        210,000        233,603
                                                                    ------------
                                                                       1,052,086
                                                                    ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.2%
Aurora Foods, Inc., Series B 8.75% 2008 ..........         15,000         11,737
Aurora Foods, Inc., Series D 9.88% 2007 ..........          5,000          4,188
Chiquita Brands International, Inc. 9.13%
 2004(3) .........................................         15,000          7,050
Chiquita Brands International, Inc. 10.00%
 2009(3) .........................................         25,000         11,750
Chiquita Brands International, Inc. 10.25%
 2006(3) .........................................         25,000         11,750
Del Monte Foods Co., Series B zero coupon
 2007(2) .........................................         22,000         19,140
Nash Finch Co., Series B 8.50% 2008 ..............         20,000         18,000
New World Pasta Co. 9.25% 2009 ...................         20,000         10,900
Panamerican Beverage, Inc. 8.13% 2003 ............         60,000         60,906
Whitman Corp. 6.38% 2009 .........................        130,000        127,128
                                                                    ------------
                                                                         282,549
                                                                    ------------

ENERGY -- 0.6%
ENERGY SERVICES -- 0.1%
ICO, Inc., Series B 10.38% 2007 ..................         10,000         10,000
Key Energy Services, Inc., Series B 14.00%
 2009 ............................................         10,000         11,700
Pride International, Inc. 10.00% 2009 ............         10,000         10,900
Pride Petroleum Services, Inc. 9.38% 2007 ........         20,000         21,000

ENERGY SOURCES -- 0.5%
Energy Corp. of America, Series A 9.50% 2007 .....         40,000         32,800
Enron Corp. 9.63% 2006 ...........................        110,000        125,029
Husky Oil Ltd. 7.55% 2016 ........................        140,000        139,198
Petroleos Mexicanos 9.38% 2008 ...................         10,000         10,400
Petroleos Mexicanos, Series P 9.50% 2027 .........        220,000        229,900
Pioneer Natural Resources Co. 9.63% 2010 .........         15,000         16,387
Plains Resources, Inc., Series B 10.25% 2006 .....         15,000         15,188
Plains Resources, Inc., Series D 10.25% 2006 .....         20,000         20,200
                                                                    ------------
                                                                         642,702
                                                                    ------------

FINANCE -- 9.6%
BANKS -- 1.8%
Bank of America Corp. 9.38% 2009 .................         48,000         56,066
Credit National 7.00% 2005 .......................        110,000        113,828
Deutsche Ausgleichsbank 7.00% 2005 ...............        330,000        346,858
First Republic Bank 7.75% 2012 ...................         45,000         40,206
First Union-Lehman Brothers Commercial Mortgage
 Corp. 6.60% 2007 ................................        205,000        211,409
National Australia Bank Ltd. 8.60% 2010 ..........        300,000        342,357
National City Corp. 7.20% 2005 ...................        170,000        177,827

----------------
28

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
NBD Bank NA 8.25% 2024 ...........................  $      45,000   $     50,254
Royal Bank of Scotland Group PLC 6.40% 2009 ......        240,000        240,250
Scotland International Finance 7.70% 2010* .......        300,000        318,887
U.S. Bancorp 7.50% 2026 ..........................        195,000        204,957
Western Financial Bank 8.88% 2007 ................         20,000         19,325

FINANCIAL SERVICES -- 4.5%
Aesop Funding II LLC 6.14% 2006* .................        100,000        101,516
Aesop Funding II LLC 6.40% 2003* .................         50,000         50,920
Allstate Financial II 7.83% 2045 .................         44,000         41,508
American General Finance Corp., Series E 6.25%
 2002 ............................................        100,000        102,203
Asset Securitization Corp. 6.75% 2041 ............         75,000         77,516
Athena Neurosciences Finance LLC 7.25% 2008 ......        300,000        308,598
AXA Finanical, Inc. 7.00% 2028 ...................        110,000        107,243
Chase Credit Card Master Trust 6.19% 2005 ........        120,000        122,888
CIT Group, Inc. 7.50% 2003 .......................        210,000        219,339
Citigroup, Inc. 6.75% 2005 .......................        300,000        312,453
CS First Boston Mortgage Securiteis Corp. 7.15%
 2006 ............................................        165,000        172,797
CS First Boston Mortgage Securities Corp. 7.24%
 2029 ............................................        100,000        105,628
Dime Capital Trust I, Series A 9.33% 2027 ........         35,000         34,220
Erac USA Finance Co. 8.00% 2011* .................        270,000        276,507
Fleet Mortgage Group, Inc., Series A 6.84%
 2003 ............................................         50,000         51,754
General Motors Acceptance Corp. 7.63% 2003 .......        105,000        109,545
Liberty Financial Cos., Inc. 6.75% 2008 ..........        130,000        128,031
MBNA Master Credit Card Trust 6.90% 2008 .........        400,000        418,872
Merrill Lynch Mortgage Investors, Inc. 6.54%
 2029 ............................................        300,000        307,464
Morgan Stanley Capital I, Inc. 6.54% 2008 ........        300,000        307,869
Osprey Trust/Osprey I, Inc. 8.31% 2003* ..........        220,000        228,802
Popular North America, Inc., Series D 6.63%
 2002 ............................................         50,000         50,569
PP&L Transition Bond LLC 7.05% 2009 ..............        218,000        232,124
Principal Financial Group 8.20% 2009* ............        240,000        262,399
Private Export Funding Corp. 6.62% 2005 ..........        220,000        231,858
Private Export Funding Corp., Series C 6.31%
 2004 ............................................        100,000        104,676
Private Export Funding Corp., Series YY 7.03%
 2003 ............................................         45,000         47,360
PSA Corp., Ltd. 7.13% 2005* ......................        320,000        338,700
QWest Capital Funding, Inc. 6.25% 2005 ...........        130,000        129,522
RBF Finance Co. 11.38% 2009 ......................         35,000         42,881
Sprint Capital Corp. 6.13% 2008 ..................        135,000        124,490
Sun Canada Financial Co. 6.63% 2007* .............        130,000        128,919
Tembec Finance Corp. 9.88% 2005 ..................         10,000         10,400
Toyota Motor Credit Corp. 5.63% 2003 .............        115,000        115,718

INSURANCE -- 3.3%
AAG Holding Co., Inc. 6.88% 2008 .................        110,000        104,930
Abbey National PLC, Series E 6.69% 2005 ..........        180,000        186,885
Ace Capital Trust II 9.70% 2030 ..................        290,000        323,455
Allstate Corp. 7.88% 2005 ........................        173,000        186,046
American Financial Group, Inc. 7.13% 2009 ........         55,000         50,792
American General Corp. 6.75% 2005 ................        115,000        118,789
AmerUs Group Co. 6.95% 2005 ......................        190,000        185,877
CIGNA Corp. 7.40% 2007 ...........................         85,000         89,424
CIGNA Corp. 7.88% 2027 ...........................        134,000        140,751

                                                                ----------------

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
CIGNA Corp. 8.25% 2007 ...........................  $      60,000   $     65,652
Conseco, Inc. 9.00% 2006 .........................          5,000          4,250
Everest Reinsurance Holding Co. 8.75% 2010 .......        280,000        312,494
Farmers Insurance Exchange 8.50% 2004* ...........        280,000        298,970
Florida Windstorm Underwriting Associates, Inc.
 7.13% 2019* .....................................        270,000        270,767
Jackson National Life Insurance Co. 8.15%
 2027* ...........................................         40,000         42,659
Lumbermens Mutual Casualty Co. 8.30% 2037* .......         70,000         55,067
Lumbermens Mutual Casualty Co. 9.15% 2026* .......        140,000        121,559
Metropolitan Life Insurance Co. 7.70% 2015* ......        120,000        128,468
MONY Group, Inc. 7.45% 2005 ......................        320,000        329,229
Provident Financing Trust I 7.41% 2038 ...........         90,000         73,760
Prudential Insurance Co. 6.88% 2003* .............        275,000        281,655
Reliastar Financial Corp. 8.00% 2006 .............        180,000        195,647
UnumProvident Corp. 6.75% 2028 ...................        250,000        207,903
UnumProvident Corp. 7.63% 2011 ...................         55,000         55,728
                                                                    ------------
                                                                      11,358,270
                                                                    ------------

HEALTHCARE -- 1.1%
DRUGS -- 0.4%
ALARIS Medical Systems, Inc. 9.75% 2006 ..........         65,000         36,400
American Home Products Corp. 6.25% 2006* .........        340,000        342,992
Bergen Brunswig Corp. 7.38% 2003 .................          5,000          4,908
Express Scripts, Inc. 9.63% 2009 .................         15,000         16,087
Omnicare, Inc. 8.13% 2011* .......................          5,000          5,050
Warner Chilcott, Inc. 12.63% 2008 ................         25,000         26,844

HEALTH SERVICES -- 0.4%
Beverly Enterprises, Inc. 9.00% 2006 .............         15,000         14,925
Columbia/HCA Healthcare Corp. 7.25% 2008 .........         20,000         19,675
Manor Care, Inc. 8.00% 2008* .....................          5,000          5,079
Tenet Healthcare Corp. 7.88% 2003 ................         40,000         40,550
Tenet Healthcare Corp., Series B 8.13% 2008 ......         15,000         15,469
Triad Hospitals Holdings, Inc., Series B 11.00%
 2009 ............................................         20,000         22,000
UnitedHealth Group, Inc. 7.50% 2005 ..............        310,000        328,854

MEDICAL PRODUCTS -- 0.3%
ALARIS Medical, Inc. zero coupon 2008(2) .........         20,000          2,400
Beckman Coulter, Inc. 7.10% 2003 .................         70,000         70,184
Beckman Coulter, Inc. 7.45% 2008 .................         10,000          9,852
Bio-Rad Laboratories, Inc. 11.63% 2007 ...........         14,000         14,980
Cardinal Health, Inc. 7.00% 2026 .................        220,000        227,361
Conmed Corp. 9.00% 2008 ..........................         45,000         42,300
MEDIQ/PRN Life Support Services, Inc. 11.00%
 2008(3) .........................................         15,000            150
Packard BioScience, Inc. 9.38% 2007 ..............         30,000         28,875
Universal Hospital Services, Inc. 10.25% 2008 ....         25,000         20,500
                                                                    ------------
                                                                       1,295,435
                                                                    ------------

INDUSTRIAL & COMMERCIAL -- 1.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.4%
Dunlop Standard Aerospace Holdings PLC 11.88%
 2009 ............................................         25,000         26,750
K & F Industries, Inc., Series B 9.25% 2007 ......         35,000         36,050

----------------
30

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
AEROSPACE & MILITARY TECHNOLOGY (CONTINUED)
SCL Term Aereo Santiago SA 6.95% 2012* ...........  $     360,000   $    350,791

BUSINESS SERVICES -- 0.7%
Allied Waste North America, Inc. 7.63% 2006 ......         40,000         38,800
Boise Cascade Office Products Corp. 7.05% 2005 ...        225,000        219,114
Federal Express Corp. 6.72% 2022 .................        143,498        145,688
Iron Mountain, Inc. 8.13% 2008 ...................         10,000          9,850
Neenah Corp., Series B 11.13% 2007 ...............          5,000          2,175
Neenah Corp., Series F 11.13% 2007 ...............          5,000          2,175
Owens & Minor, Inc. 10.88% 2006 ..................         20,000         20,750
Pacifica Papers, Inc. 10.00% 2009 ................          5,000          5,400
Pierce Leahy Corp. 9.13% 2007 ....................          5,000          5,113
Waste Management, Inc. 6.88% 2009 ................         20,000         19,648
Waste Management, Inc. 7.00% 2006 ................        120,000        120,684
Waste Management, Inc. 7.13% 2007 ................        230,000        228,378
World Color Press, Inc. 8.38% 2008 ...............         20,000         20,500

MACHINERY -- 0.0%
Argo-Tech Corp. 8.63% 2007 .......................          5,000          4,475
Grove Worldwide, Inc., LLC 9.25% 2008(3) .........         15,000          1,350
Hayes Lemmerz International, Inc., Series B 9.13%
 2007 ............................................         25,000         18,000
Numatics, Inc., Series B 9.63% 2008 ..............         10,000          6,900
Roller Bearing Co. of America, Inc., Series B
 9.63% 2007 ......................................          5,000          4,550
Westinghouse Air Brake Co., Series B2 9.38%
 2005 ............................................          5,000          4,844

MULTI-INDUSTRY -- 0.2%
American Standard, Inc. 7.63% 2010 ...............          5,000          4,950
Fortune Brands, Inc. 7.13% 2004* .................        250,000        252,425
Prestolite Electric, Inc. 9.63% 2008 .............         25,000         11,250

TRANSPORTATION -- 0.1%
AMR Corp. 10.20% 2020 ............................         50,000         54,632
                                                                    ------------
                                                                       1,615,242
                                                                    ------------

INFORMATION & ENTERTAINMENT -- 1.9%
BROADCASTING & MEDIA -- 1.2%
Adelphia Communications Corp. 9.38% 2009 .........         15,000         14,888
Adelphia Communications Corp., Series B 8.38%
 2008 ............................................         10,000          9,500
AMC Entertainment, Inc. 9.50% 2009 ...............         35,000         28,000
American Color Graphics, Inc. 12.75% 2005 ........         15,000         14,663
AT&T Wireless Services, Inc. 7.88% 2011* .........        230,000        230,011
Benedek Communications Corp. zero coupon
 2006(2) .........................................         40,000         26,400
Cablevision SA 13.75% 2009 .......................         10,000          6,950
Century Communications Corp., Series B zero coupon
 2008(2) .........................................         45,000         20,250
Charter Communications Holdings Capital Corp. LLC
 8.63% 2009 ......................................         50,000         48,125
Charter Communications Holdings Capital Corp. LLC
 zero coupon 2011(2) .............................         15,000          9,375
Classic Cable, Inc. 10.50% 2010 ..................         45,000         27,000
Comcast Cable Communications Corp. 8.50% 2027 ....         35,000         39,014
Crown Castle International Corp. zero coupon
 2007#(2) ........................................         20,000         16,500
Echostar DBS Corp. 9.38% 2009 ....................         75,000         75,187
Frontiervision Holdings LP zero coupon 2007(2) ...         20,000         20,000
Frontiervision Holdings LP, Series B zero coupon
 2007(2) .........................................         10,000         10,025
Granite Broadcasting Corp. 8.88% 2008 ............         20,000         13,600

                                                                ----------------

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Insight Communications, Inc. zero coupon
 2011*(2) ........................................  $      25,000   $     13,688
LIN Holdings Corp. zero coupon 2008(2) ...........         50,000         36,000
News America Holdings, Inc. 8.00% 2016 ...........        340,000        348,109
Rogers Communications, Inc. 8.88% 2007 ...........         10,000         10,125
Scholastic Corp. 7.00% 2003 ......................         70,000         72,068
Sun Media Corp. 9.50% 2007 .......................         25,000         25,375
Telewest Communications PLC 9.88% 2010 ...........         10,000          9,400
United Pan-Europe Communications 11.25% 2010 .....         10,000          6,800
United Pan-Europe Communications 11.50% 2010 .....         25,000         16,500
Viacom, Inc. 7.70% 2010 ..........................        155,000        168,248
Viacom, Inc. 7.75% 2005 ..........................         65,000         69,567

ENTERTAINMENT PRODUCTS -- 0.0%
True Temper Sports, Inc., Series B 10.88% 2008 ...         40,000         40,800

LEISURE & TOURISM -- 0.7%
Air Canada, Inc. 10.25% 2011* ....................         25,000         24,250
Continental Airlines, Inc., Series A 6.65%
 2017 ............................................         69,321         68,991
Continental Airlines, Inc., Series B 6.47%
 2004 ............................................         71,945         73,096
Delta Air Lines, Inc. 7.92% 2010 .................        170,000        183,477
Harrah's Operating Co., Inc. 8.00% 2011* .........        220,000        225,210
Hasbro, Inc. 7.95% 2003 ..........................          5,000          4,750
Hasbro, Inc. 8.50% 2006 ..........................          5,000          4,600
John Q. Hammons Hotels, Inc. 8.88% 2004 ..........         25,000         24,000
Mandalay Resort Group 9.25% 2005 .................         20,000         20,000
Station Casinos, Inc. 8.88% 2008 .................         10,000         10,000
US Airways, Inc. 7.08% 2021 ......................         95,000         97,169
                                                                    ------------
                                                                       2,161,711
                                                                    ------------

INFORMATION TECHNOLOGY -- 0.9%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007 .............         20,000         14,000

COMPUTERS & BUSINESS EQUIPMENT -- 0.0%
Seagate Technology International 12.50% 2007* ....         20,000         19,900

ELECTRONICS -- 0.3%
Amkor Technology, Inc. 10.50% 2009 ...............         30,000         28,950
Amphenol Corp. 9.88% 2007 ........................          6,000          6,120
Eaton Corp. 7.65% 2029 ...........................        210,000        201,080
Fairchild Semiconductor International, Inc. 10.13%
 2007 ............................................         40,000         37,300
L-3 Communications Corp. 8.00% 2008 ..............         10,000          9,875
SCG Holdings & Semiconductor Co., Series B 12.00%
 2009 ............................................         26,000         19,500
Viasystems, Inc. 9.75% 2007 ......................         25,000         15,750

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 11.63% 2010 ..........         30,000         24,150

INTERNET SOFTWARE -- 0.0%
Covad Communications Group, Inc. 12.00% 2010 .....         10,000          1,100
Covad Communications Group, Inc. 12.50% 2009 .....         10,000          1,200
PSINet, Inc. 11.00% 2009 .........................         10,000            850
PSINet, Inc. 11.50% 2008(3) ......................         30,000          2,700
PSINet, Inc., Series B 10.00% 2005(3) ............         20,000          1,800

----------------
32

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 0.6%
Adelphia Business Solutions, Inc., Series B zero
 coupon 2003(2) ..................................  $      20,000   $     18,200
Adelphia Business Solutions, Inc., Series B 12.25%
 2004 ............................................         35,000         32,200
Alaska Communications Holdings, Inc. 9.38%
 2009 ............................................         15,000         12,600
BTI Telecom Corp. 10.50% 2007 ....................         10,000          1,500
Compania de Telecomunicaciones de Chile 7.63%
 2006 ............................................         40,000         39,802
Compania de Telecomunicaciones de Chile 8.38%
 2006 ............................................         45,000         46,232
e.Spire Communications, Inc. zero coupon
 2008(2)(3) ......................................         30,000          6,000
FairPoint Communications, Inc., Series B 9.50%
 2008 ............................................         10,000          8,300
GCI, Inc. 9.75% 2007 .............................         60,000         58,350
Global Crossing Holdings Ltd. 9.13% 2006 .........         20,000         18,850
GT Group Telecom, Inc. zero coupon 2010(2) .......         50,000         19,000
Insight Midwest LP 9.75% 2009 ....................         40,000         41,600
Insight Midwest LP 10.50% 2010* ..................         10,000         10,675
ITC Deltacom, Inc. 8.88% 2008 ....................         20,000         16,400
ITC Deltacom, Inc. 9.75% 2008 ....................         25,000         20,000
ITC Deltacom, Inc. 11.00% 2007 ...................         10,000          8,300
KMC Telecom Holdings, Inc. zero coupon 2008(2) ...         30,000          2,550
Level 3 Communications, Inc. 9.13% 2008 ..........         20,000         14,200
Level 3 Communications, Inc. 11.25% 2010 .........         25,000         19,500
McLeodUSA, Inc. 8.13% 2009 .......................         20,000         17,000
McLeodUSA, Inc. 8.38% 2008 .......................         15,000         12,825
McLeodUSA, Inc. 9.25% 2007 .......................         10,000          8,900
McLeodUSA, Inc. 9.50% 2008 .......................         20,000         17,800
Motient Corp., Series B 12.25% 2008 ..............          5,000          2,125
Nextel Communications, Inc. zero coupon
 2007(2) .........................................         60,000         42,600
Nextel Communications, Inc. 9.38% 2009 ...........         20,000         16,925
Nextel Communications, Inc. 9.50% 2011* ..........         10,000          8,437
NEXTLINK Communications, Inc. zero coupon
 2008(2) .........................................         30,000         11,700
NTL Communications Corp., Series B zero coupon
 2008(2) .........................................         75,000         44,250
RCN Corp. 10.00% 2007 ............................         20,000          8,300
RCN Corp. zero coupon 2008(2) ....................         35,000          8,050
RCN Corp. zero coupon 2007(2) ....................         40,000         11,200
Rogers Cantel, Inc. 9.38% 2008 ...................          5,000          5,188
Satelites Mexicanos SA de CV, Series B 10.13%
 2004 ............................................         20,000         12,700
Telecommunications Techniques Co. LLC 9.75%
 2008 ............................................         20,000         16,400
Time Warner Telecom, Inc. 9.75% 2008 .............         25,000         24,500
Williams Communications Group, Inc. 10.88%
 2009 ............................................         20,000         14,700
WinStar Communications, Inc. 12.75% 2010(3) ......         20,000          6,600
                                                                    ------------
                                                                       1,068,734
                                                                    ------------
MATERIALS -- 1.4%
CHEMICALS -- 0.6%
Avecia Group PLC 11.00% 2009 .....................         10,000         10,550
Georgia Gulf Corp. 10.38% 2007 ...................         35,000         36,400
ICI Wilmington, Inc. 6.95% 2004 ..................        350,000        357,896
Lyondell Chemical Co. 9.80% 2020 .................         15,000         14,400
Lyondell Chemical Co., Series B 9.88% 2007 .......         50,000         51,375
Pioneer Americas Acquisition Corp., Series B 9.25%
 2007(3) .........................................         15,000          3,600
PMD Group, Inc. 11.00% 2011* .....................          5,000          5,200
Praxair, Inc. 6.75% 2003 .........................        130,000        133,098
Resolution Performance Products, Inc. 13.50%
 2010* ...........................................         10,000         10,600
Sterling Chemicals, Inc. 12.38% 2006 .............         20,000         18,400
Texas Petrochemical Corp., Series B 11.13%
 2006 ............................................         20,000         16,500

                                                                ----------------

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Texas Petrochemical Corp. 11.13% 2006 ............  $      20,000   $     15,900

FOREST PRODUCTS -- 0.6%
Abitibi-Consolidated, Inc. 8.55% 2010 ............        290,000        308,853
Caraustar Industries, Inc. 9.88% 2011* ...........         15,000         14,418
Consumers International, Inc. 10.25% 2005 ........         25,000          9,500
Crown Cork & Seal Co., Inc. 8.38% 2005 ...........         35,000         22,050
Doman Industries Ltd. 12.00% 2004 ................         20,000         20,500
Doman Industries Ltd. 8.75% 2004 .................         10,000          5,700
Gaylord Container Corp. 9.75% 2007 ...............         10,000          6,500
Gaylord Container Corp., Series B 9.38% 2007 .....         30,000         18,900
Owens-Illinois, Inc. 7.15% 2005 ..................         15,000         12,000
Owens-Illinois, Inc. 7.50% 2010 ..................         30,000         21,900
Owens-Illinois, Inc. 7.85% 2004 ..................         10,000          8,300
Packaging Corp. of America 9.63% 2009 ............         10,000         10,700
Paperboard Industries International, Inc. 8.38%
 2007 ............................................         15,000         13,050
Silgan Holdings, Inc. 9.00% 2009 .................         15,000         14,700
Sonoco Products Co. 7.00% 2004 ...................        200,000        206,198
Stone Container Corp. 9.25% 2008* ................          5,000          5,050
Stone Container Corp. 9.75% 2011* ................         20,000         20,350
Tembec Industries, Inc. 8.50% 2011* ..............         10,000         10,250

METALS & MINERALS -- 0.2%
AK Steel Corp. 7.88% 2009 ........................         65,000         60,125
Alcan, Inc. 6.45% 2011 ...........................        120,000        119,626
Algoma Steel, Inc. 12.38% 2005(3) ................         25,000          7,750
BWAY Corp., Series B 10.25% 2007 .................         40,000         36,000
Century Aluminum Co. 11.75% 2008* ................         10,000          9,882
Consumers Packaging, Inc. 9.75% 2007(3) ..........         10,000            400
National Steel Corp. 9.88% 2009 ..................         50,000         18,500
P&L Coal Holdings Corp., Series B 9.63% 2008 .....         15,000         15,750
Weirton Steel Corp. 10.75% 2005 ..................          5,000          1,950
Weirton Steel Corp. 11.38% 2004 ..................         50,000         20,250
                                                                    ------------
                                                                       1,693,071
                                                                    ------------
MUNICIPAL BONDS -- 0.6%
MUNICIPAL BONDS -- 0.6%
Allentown Pennsylvania 6.20% 2005 ................        225,000        231,800
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002 .............................         85,000         87,160
Huntsville Alabama Solid Waste Disposal Authority
 5.95% 2003 ......................................         85,000         86,817
Miami Florida Revenue 7.25% 2003 .................        110,000        116,018
Phoenix Arizona Civic Improvement Corp. 6.30%
 2008 ............................................        100,000        102,796
Southern California Public Power Authority Project
 6.93% 2017 ......................................        100,000        102,984
                                                                    ------------
                                                                         727,575
                                                                    ------------
REAL ESTATE -- 0.6%
REAL ESTATE COMPANIES -- 0.3%
E.O.P. Operating LP 6.38% 2003 ...................        100,000        101,323
Regency Centers LP 7.75% 2009 ....................        210,000        214,137
Susa Partnership LP 6.95% 2006 ...................         70,000         70,325

----------------
34

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Avalonbay Communities, Inc. 7.50% 2010 ...........  $     350,000   $    363,229
                                                                    ------------
                                                                         749,014
                                                                    ------------
U.S. GOVERNMENT & AGENCIES -- 17.3%
U.S. GOVERNMENT & AGENCIES -- 17.3%
Federal Home Loan Mortgage Corp. 6.00%
 2006-2028 .......................................        565,600        561,415
Federal Home Loan Mortgage Corp. 6.50%
 2022-2029 .......................................        367,260        367,908
Federal Home Loan Mortgage Corp. 6.55% 2022 ......         32,000         32,430
Federal Home Loan Mortgage Corp. 6.75% 2022 ......        130,000        131,657
Federal Home Loan Mortgage Corp. 7.00% 2023 ......         25,000         25,836
Federal Home Loan Mortgage Corp. 7.50%
 2023-2025 .......................................        205,062        210,765
Federal Home Loan Mortgage Corp. 7.75% 2022 ......         58,736         60,993
Federal Home Loan Mortgage Corp. 8.50% 2019 ......         24,949         26,528
Federal National Mortgage Association 5.25%
 2003 ............................................        825,000        834,413
Federal National Mortgage Association 5.75%
 2008 ............................................        760,000        770,921
Federal National Mortgage Association 6.00%
 2014-2028 .......................................        595,952        585,331
Federal National Mortgage Association 6.18%
 2008 ............................................         19,404         19,746
Federal National Mortgage Association 6.27%
 2007 ............................................         53,229         54,515
Federal National Mortgage Association 6.30%
 2008 ............................................         38,727         39,680
Federal National Mortgage Association 6.34%
 2008 ............................................         18,974         19,496
Federal National Mortgage Association 6.36%
 2008 ............................................        125,869        129,086
Federal National Mortgage Association 6.43%
 2008 ............................................         19,315         19,931
Federal National Mortgage Association 6.90%
 2007 ............................................        234,194        245,391
Federal National Mortgage Association 6.98%
 2007 ............................................         18,470         19,415
Federal National Mortgage Association 7.04%
 2007 ............................................         52,919         55,989
Federal National Mortgage Association 7.28%
 2006 ............................................         33,606         35,836
Federal National Mortgage Association 7.39%
 2021 ............................................         30,931         32,298
Federal National Mortgage Association 7.50%
 2030 ............................................        131,909        134,794
Federal National Mortgage Association 7.75%
 2021 ............................................        157,637        158,868
Federal National Mortgage Association 8.00%
 2006 ............................................         27,467         28,411
Government National Mortgage Association 7.00%
 2022-2023 .......................................         23,874         24,344
Government National Mortgage Association 7.25%
 2027 ............................................        150,224        153,346
Government National Mortgage Association 7.50%
 2024-2030 .......................................        385,542        395,481
Government National Mortgage Association 8.50%
 2017 ............................................         28,857         30,498
Government National Mortgage Association 9.00%
 2021 ............................................          7,844          8,321
Overseas Private Investment Corp., Series 96-A
 6.99% 2009 ......................................        316,665        332,695
United States Treasury Bonds 5.25% 2028 ..........        350,000        331,733
United States Treasury Bonds 6.13% 2029 ..........        200,000        214,782
United States Treasury Bonds 9.00% 2018 ..........      3,320,000      4,596,640
United States Treasury Bonds 9.25% 2016 ..........        270,000        373,021
United States Treasury Bonds 12.00% 2013 .........      3,430,000      4,881,850
United States Treasury Notes 3.63% 2008 ..........      1,234,574      1,263,118
United States Treasury Notes 4.75% 2008 ..........        300,000        296,532
United States Treasury Notes 5.50% 2009 ..........        600,000        620,904
United States Treasury Notes 5.88% 2004 ..........      2,000,000      2,090,000
United States Treasury Strip Bonds zero coupon
 2012 ............................................        260,000        147,844
                                                                    ------------
                                                                      20,362,762
                                                                    ------------
UTILITIES -- 1.6%
ELECTRIC UTILITIES -- 0.8%
AES Corp. 8.88% 2011 .............................         15,000         15,245
Calpine Corp. 8.63% 2010 .........................         35,000         35,901

                                                                ----------------

BONDS & NOTES (CONTINUED)                             PRINCIPAL
                                                        AMOUNT         VALUE
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Conectiv, Inc. 6.38% 2005 ........................  $      45,000   $     46,984
Peco Energy Transition Trust 6.52% 2010 ..........        210,000        212,230
Progress Energy, Inc. 7.10% 2011 .................        320,000        329,514
Public Service Electric & Gas Co., Series A 8.88%
 2003 ............................................         21,000         22,401
ScottishPower PLC, Series H 6.38% 2008 ...........        150,000        146,251
UtiliCorp United, Inc. 6.88% 2004 ................         70,000         71,801
WESCO Distribution, Inc., Series B 9.13% 2008 ....         25,000         23,813
Western Resources, Inc. 6.88% 2004 ...............         25,000         24,286
Western Resources, Inc. 7.13% 2009 ...............         35,000         32,711

GAS & PIPELINE UTILITIES -- 0.4%
Dynegy Holdings, Inc. 6.88% 2011 .................        255,000        252,310
Energen Corp. 7.63% 2010 .........................        240,000        245,604

TELEPHONE -- 0.4%
Alestra SA 12.13% 2006 ...........................         40,000         34,400
GTE Corp. 6.36% 2006 .............................        175,000        177,993
MCI Communications Corp. 6.13% 2002(4) ...........         45,000         44,995
Viatel, Inc. 11.25% 2008(3) ......................         20,000          3,000
WorldCom, Inc. 7.38% 2006* .......................         90,000         91,297
WorldCom, Inc. 7.55% 2004 ........................         85,000         86,940
                                                                    ------------
                                                                       1,897,676
                                                                    ------------
TOTAL BONDS & NOTES (cost $44,101,783)............                    44,906,827
                                                                    ------------

WARRANTS -- 0.0%+
                                                       WARRANTS
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
Mattress Discounters Holding Corp. 7/15/07 .......             15            112
                                                                    ------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
GT Group Telecom, Inc. 2/01/10* ..................             25            701
KMC Telecom Holdings, Inc. 4/15/08 *(5) ..........             20              1
                                                                    ------------
                                                                             702
                                                                    ------------
TOTAL WARRANTS (cost $1,489)......................                           814
                                                                    ------------

----------------
36

OPTIONS -- 0.0%+
                                                      CONTRACTS        VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
Morgan Stanley High Tech Index $700 expires 4/01
 (5) (cost $141,740)..............................             18   $          0
                                                                    ------------
TOTAL INVESTMENT SECURITIES (cost $106,757,280)...                    93,714,342
                                                                    ------------

SHORT-TERM SECURITIES -- 7.6%                         PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.2%
Popular North America, Inc., Series C 6.75% due
 8/9/01 ..........................................  $      65,000         65,397
Private Export Funding Corp., Series NN 7.30% due
 1/31/02 .........................................        225,000        229,993
                                                                    ------------
                                                                         295,390
                                                                    ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
Government of France 5.50% due 10/12/01 ..........  EUR 1,140,000      1,007,695
                                                                    ------------

U.S. GOVERNMENT & AGENCIES -- 6.5%
Federal Home Loan Mortgage Corp. 5.13% due
 4/2/01 ..........................................      7,700,000      7,698,902
                                                                    ------------
TOTAL SHORT-TERM SECURITIES (cost $9,053,843) ....                     9,001,987
                                                                    ------------

REPURCHASE AGREEMENTS -- 13.3%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 13.3%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3) ......................      6,419,000      6,419,000
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3) ........................................      2,200,000      2,200,000
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3) ........................................      7,000,000      7,000,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS (cost $15,619,000) ...                    15,619,000
                                                                    ------------

TOTAL INVESTMENTS --
  (cost $131,430,123)                                    100.4%      118,335,329
Liabilities in excess of other assets --                  (0.4)         (481,902)
                                                      --------      ------------
NET ASSETS --                                            100.0%     $117,853,427
                                                      ========      ============

-------------
+   Non-income producing security
#  Security represents an investment in an affiliated company; See Note 8
*  Resale restricted to qualified institutional buyers
(1) PIK -- ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(3) Bond in default
(4) Variable rate security; rate as of March 31, 2001
(5) Fair valued security; see Note 2
ADR -- American Depository Receipt

See Notes to Financial Statements

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------

   CONTRACT                IN             DELIVERY  GROSS UNREALIZED
  TO DELIVER          EXCHANGE FOR          DATE      APPRECIATION
--------------------------------------------------------------------
EUR*    250,000      USD        222,175   04/27/01      $  2,216
EUR*    160,000      USD        142,102   05/07/01         1,317
EUR*    110,000      USD         97,837   05/07/01         1,048
EUR*    280,000      USD        261,632   05/07/01        15,258
EUR     150,000      USD        134,538   05/07/01         2,552
EUR*    150,000      USD        138,199   05/14/01         6,204
EUR     200,000      USD        186,550   11/09/01        10,381
EUR     200,000      USD        180,700   11/09/01         4,531
EUR      85,000      USD         77,285   11/09/01         2,414
HKD*     35,000      USD          4,493   05/10/01             6
HKD*  1,300,000      USD        166,714   05/10/01            54
HKD     185,000      USD         23,758   06/27/01            42
HKD*  1,300,000      USD        167,129   06/27/01           480
JPY*    1,800,000    USD         17,468   04/12/01         3,100
JPY     7,000,000    USD         61,975   04/27/01         5,975
JPY     5,000,000    USD         43,027   04/27/01         3,027
JPY*    4,000,000    USD         34,559   04/27/01         2,559
JPY    12,000,000    USD         98,168   04/27/01         2,169
JPY     7,000,000    USD         59,004   10/26/01         1,791
JPY     5,000,000    USD         42,969   11/09/01         2,035
USD*    129,227      EUR        150,000   04/27/01         2,749
USD*     61,607      EUR         70,000   11/09/01            51
                                                        --------
                                                          69,959
                                                        --------

                                                  GROSS UNREALIZED
                                                    DEPRECIATION
------------------------------------------------------------------
EUR*   140,000      USD     118,001    04/27/01       $ (5,176)
EUR*   250,000      USD     213,860    04/27/01         (6,099)
EUR*   885,000      USD     757,118    05/07/01        (21,600)
USD*    91,604      EUR     100,000    04/27/01         (3,620)
USD*   128,246      EUR     140,000    04/27/01         (5,069)
USD*    52,962      EUR      60,000    04/27/01         (2,172)
USD*   190,093      EUR     200,000    05/07/01        (14,111)
USD*   146,899      EUR     160,000    05/07/01         (6,114)
USD*   280,953      EUR     300,000    05/07/01        (16,981)
USD*    87,291      EUR      95,000    05/07/01         (3,700)
USD*    91,894      EUR     100,000    05/07/01         (3,903)
USD*    27,302      EUR      30,000    05/07/01           (905)
USD     45,503      EUR      50,000    05/07/01         (1,508)
USD*    92,808      EUR     100,000    05/07/01         (4,817)
USD*    46,027      EUR      50,000    05/14/01         (2,029)
USD*     4,498      HKD      35,000    05/10/01            (11)
USD*    51,289      HKD     400,000    05/10/01             (9)
USD*    23,779      HKD     185,000    06/27/01            (63)
USD*    23,136      HKD     180,000    06/27/01            (61)
USD*    13,040    JPY     1,500,000    04/27/01         (1,040)
                                                      --------
                                                       (98,988)
                                                      --------
Net Unrealized Depreciation.....................      $(29,029)
                                                      ========

------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
HKD  -- Hong Kong Dollar                          USD  -- United States Dollar

See Notes to Financial Statements

----------------
38

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME/EQUITY PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 25.1%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.5%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ..........................         1,400   $     24,878
RETAIL -- 1.5%
Gap, Inc. ..............................        10,000        237,200
Home Depot, Inc. .......................         3,500        150,850
Target Corp. ...........................         5,000        180,400
Tiffany & Co. ..........................            80          2,180
Wal-Mart Stores, Inc. ..................        11,500        580,750
                                                         ------------
                                                            1,176,258
                                                         ------------
CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Aurora Foods, Inc.+(5) .................           443          2,711
Philip Morris Cos., Inc. ...............         2,000         94,900
                                                         ------------
                                                               97,611
                                                         ------------
ENERGY -- 2.1%
ENERGY SERVICES -- 0.2%
Nabors Industries, Inc.+ ...............           700         36,288
Santa Fe International Corp. ...........         3,500        113,750
ENERGY SOURCES -- 1.9%
Anadarko Petroleum Corp. ...............         4,015        252,062
Apache Corp. ...........................         1,500         86,415
Burlington Resources, Inc. .............         4,040        180,790
Devon Energy Corp. .....................         3,000        174,600
Enron Corp. ............................         7,545        438,364
Exxon Mobil Corp. ......................         1,800        145,800
Noble Drilling Corp.+ ..................         2,500        115,400
Petroleo Brasileiro SA ADR .............         5,960        141,848
                                                         ------------
                                                            1,685,317
                                                         ------------
FINANCE -- 3.2%
BANKS -- 1.2%
Bank of New York Co., Inc. .............         4,000        196,960
Fifth Third Bancorp ....................           815         43,551
FleetBoston Financial Corp. ............         5,000        188,750
J.P. Morgan Chase & Co. ................        12,700        570,230
FINANCIAL SERVICES -- 2.0%
American Express Co. ...................         6,675        275,677
Capital One Financial Corp. ............         3,500        194,250
Citigroup, Inc. ........................        10,638        478,497
E*TRADE Group, Inc.+ ...................        10,170         70,987
Goldman Sachs Group, Inc. ..............           965         82,122
Lehman Brothers Holdings, Inc. .........         3,000        188,100
Morgan Stanley, Dean Witter & Co. ......         2,500        133,750
Providian Financial Corp. ..............         4,000        196,200
                                                         ------------
                                                            2,619,074
                                                         ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
HEALTHCARE -- 3.3%
DRUGS -- 2.2%
Amgen, Inc.+ ...........................         3,000   $    180,562
Biogen, Inc.+ ..........................         2,000        126,625
Bristol-Myers Squibb Co. ...............        10,055        597,267
Genentech, Inc.+ .......................           800         40,400
Merck & Co., Inc. ......................         5,000        379,500
Pfizer, Inc. ...........................         4,000        163,800
Pharmacia Corp. ........................         4,000        201,480
Schering-Plough Corp. ..................         2,400         87,672
Sepracor, Inc.+ ........................           980         31,360
HEALTH SERVICES -- 0.2%
Tenet Healthcare Corp.+ ................         3,255        143,220
MEDICAL PRODUCTS -- 0.9%
Genzyme Corp.+ .........................         1,045         94,395
Guidant Corp.+ .........................         5,370        241,596
Johnson & Johnson ......................         2,600        227,422
Medtronic, Inc. ........................         2,882        131,823
                                                         ------------
                                                            2,647,122
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 1.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Boeing Co. .............................         3,520        196,099
BUSINESS SERVICES -- 0.6%
General Electric Co. ...................         8,000        334,880
TMP Worldwide, Inc.+ ...................         1,665         62,542
Waste Management, Inc. .................         3,500         86,450
ELECTRICAL EQUIPMENT -- 0.1%
Emerson Electric Co. ...................         1,500         92,940
MULTI-INDUSTRY -- 0.2%
Tyco International Ltd. ................         3,000        129,690
                                                         ------------
                                                              902,601
                                                         ------------
INFORMATION & ENTERTAINMENT -- 3.6%
BROADCASTING & MEDIA -- 3.6%
America Movil SA de CV ADR+ ............         3,945         57,794
AOL Time Warner, Inc.+ .................        21,828        876,394
AT&T Corp. - Liberty Media Group, Class
  A+ ...................................        36,401        509,614
Cablevision Systems Corp. - Rainbow
  Media Group+ .........................         2,873         70,376
Cablevision Systems Corp.+ .............         5,745        404,218
Charter Communications, Inc., Class
  A+ ...................................         7,705        174,326
Comcast Corp., Class A+ ................        10,845        454,812
DoubleClick, Inc.+ .....................         6,815         78,799
EchoStar Communications Corp., Class
  A+ ...................................         4,000        110,750
Pegasus Communications Corp.+ ..........         1,000         23,000
Viacom, Inc., Class B+ .................         2,285        100,472
                                                         ------------
                                                            2,860,555
                                                         ------------
INFORMATION TECHNOLOGY -- 8.7%
COMMUNICATION EQUIPMENT -- 1.2%
3Com Corp.+ ............................         4,505         25,763
Cisco Systems, Inc.+ ...................        13,607        215,161
Juniper Networks, Inc.+ ................         4,155        157,724
Lucent Technologies, Inc. ..............         1,000          9,970

----------------
40

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
ONI Systems Corp.+ .....................         5,820   $    113,490
QUALCOMM, Inc.+ ........................         3,000        169,875
Symbol Technologies, Inc. ..............         6,350        221,615
Tycom Ltd.+ ............................         4,695         61,739
COMPUTER SERVICES -- 0.2%
i2 Technologies, Inc.+ .................         7,715        111,868
Sapient Corp.+ .........................         2,685         19,298
VeriSign, Inc.+ ........................         1,230         43,588
COMPUTERS & BUSINESS EQUIPMENT -- 1.2%
Brocade Communications Systems,
  Inc.+ ................................         4,015         83,873
Dell Computer Corp.+ ...................         9,000        231,188
EMC Corp.+ .............................         6,680        196,392
International Business Machines
  Corp. ................................         2,700        259,686
VERITAS Software Corp.+ ................         3,638        168,221
COMPUTER SOFTWARE -- 0.9%
Electronic Arts, Inc.+ .................         3,605        195,571
McDATA Corp., Class A+ .................            61          1,151
Microsoft Corp.+ .......................         9,000        492,188
ELECTRONICS -- 2.6%
Analog Devices, Inc.+ ..................        11,585        419,840
Applied Materials, Inc.+ ...............         9,925        431,737
ASM Lithography Holdings NV+ ...........         6,380        138,366
Celestica, Inc.+ .......................         2,815         77,638
Flextronics International Ltd.+ ........         8,070        121,050
General Motors Corp., Class H+ .........         2,200         42,900
Integrated Device Technology, Inc.+ ....         3,480        103,043
Intel Corp. ............................         7,000        184,188
Maxim Integrated Products, Inc.+ .......         2,035         84,636
Micron Technology, Inc.+ ...............         4,000        166,120
Solectron Corp.+ .......................         2,120         40,301
Texas Instruments, Inc. ................         7,275        225,380
Vitesse Semiconductor Corp.+ ...........         2,885         68,699
INTERNET CONTENT -- 0.2%
Amazon.com, Inc.+ ......................         4,500         46,035
eBay, Inc.+ ............................         1,970         71,289
Exodus Communications, Inc.+ ...........         4,640         49,880
INTERNET SOFTWARE -- 0.2%
Openwave Systems, Inc.+ ................         6,391        126,798
TELECOMMUNICATIONS -- 2.2%
ADC Telecommunications, Inc.+ ..........         4,640         39,440
Avanex Corp.+ ..........................           810          8,562
China Mobile Hong Kong Ltd. ADR+ .......         3,940         86,719
China Unicom Ltd. ADR+ .................        11,845        127,926
CIENA Corp.+ ...........................           600         25,050
Cox Communications, Inc., Class A+ .....         3,560        158,384
JDS Uniphase Corp.+ ....................         5,145         94,861
Level 3 Communications, Inc.+ ..........         2,055         35,706
McLeodUSA, Inc., Class A+ ..............         7,920         68,557
Nokia Corp. ADR ........................        33,605        806,520
NTT DoCoMo, Inc. .......................            16        277,884
Vodafone Group PLC ADR .................         1,465         39,775

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
WinStar Communications, Inc.+ ..........         6,765   $     14,587
                                                         ------------
                                                            6,960,232
                                                         ------------
MATERIALS -- 0.1%
FOREST PRODUCTS -- 0.1%
Georgia-Pacific Group ..................         3,500        102,900
                                                         ------------
UTILITIES -- 1.4%
ELECTRIC UTILITIES -- 0.8%
Calpine Corp.+ .........................         6,000        330,420
Dominion Resources, Inc. ...............         2,195        141,511
Duke Energy Corp. ......................         4,170        178,226
Exelon Corp. ...........................           500         32,800
GAS & PIPELINE UTILITIES -- 0.3%
El Paso Corp. ..........................         3,455        225,612
TELEPHONE -- 0.3%
Telefonica SA+ .........................         4,857         77,763
Telefonos de Mexico SA ADR .............         3,945        124,426
                                                         ------------
                                                            1,110,758
                                                         ------------
TOTAL COMMON STOCK (cost $26,530,271)...                   20,162,428
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
NEXTLINK Communications, Inc. Series B
  13.50%(1)(cost $6,875) ...............            11          3,410
                                                         ------------

BONDS & NOTES -- 60.6%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.3%
APPAREL & TEXTILES -- 0.1%
Levi Strauss & Co. 6.80% 2003 ..........  $      5,000          4,675
Levi Strauss & Co. 7.00% 2006 ..........        25,000         21,750
Levi Strauss & Co. 11.63% 2008* ........        25,000         25,625
Westpoint Stevens, Inc. 7.88% 2008 .....        30,000         23,850
AUTOMOTIVE -- 0.4%
Accuride Corp., Series B 9.25% 2008 ....        10,000          7,100
DaimlerChrysler North America Holding
  Corp. 7.75% 2005 .....................       160,000        166,509
Delco Remy International, Inc. 8.63%
  2007 .................................        30,000         27,450
Delco Remy International, Inc. 10.63%
  2006 .................................        10,000          9,800
Dura Operating Corp., Series B 9.00%
  2009 .................................        20,000         17,400
Federal-Mogul Corp. 7.50% 2009 .........        65,000          8,450
Federal-Mogul Corp. 7.75% 2006 .........         5,000            700
Federal-Mogul Corp. 8.80% 2007 .........        30,000          4,200
LDM Technologies, Inc., Series B 10.75%
  2007 .................................        15,000          5,850
Lear Corp., Series B 8.11% 2009 ........        50,000         49,956
Navistar International Corp. 8.00%
  2008 .................................        25,000         22,562
HOUSING -- 0.3%
KB HOME 9.50% 2011 .....................        25,000         24,750
Mattress Discounters Corp. 12.63%
  2007 .................................        15,000         12,150
Nortek, Inc., Series B 8.88% 2008 ......         5,000          4,813

----------------
42

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
HOUSING (CONTINUED)
Pulte Corp. 8.13% 2011 .................  $    195,000   $    199,114
Standard Pacific Corp. 8.00% 2008 ......        10,000          9,613
Standard Pacific Corp. 8.50% 2007 ......        20,000         19,500
Webb (Del E.) Corp. 10.25% 2010 ........        15,000         14,625
RETAIL -- 0.5%
Duane Reade, Inc. 9.25% 2008 ...........        50,000         46,000
Kroger Co. 7.38% 2005 ..................        55,000         57,460
Sealy Mattress Co., Series B zero coupon
  2007(2) ..............................        25,000         21,500
Stater Brothers Holdings, Inc. 10.75%
  2006 .................................        25,000         23,375
Wal-Mart Stores, Inc. 7.55% 2030 .......       220,000        244,727
                                                         ------------
                                                            1,073,504
                                                         ------------
CONSUMER STAPLES -- 0.4%
FOOD, BEVERAGE & TOBACCO -- 0.4%
Aurora Foods, Inc., Series B 8.75%
  2008 .................................        15,000         11,737
Aurora Foods, Inc., Series D 9.88%
  2007 .................................        10,000          8,375
Chiquita Brands International, Inc.
  9.13% 2004(3) ........................        10,000          4,700
Chiquita Brands International, Inc.
  10.00% 2009(3) .......................        25,000         11,750
Chiquita Brands International, Inc.
  10.25% 2006(3) .......................        30,000         14,100
Del Monte Foods Co., Series B zero
  coupon 2007(2) .......................        26,000         22,620
Nash Finch Co., Series B 8.50% 2008 ....        15,000         13,500
New World Pasta Co. 9.25% 2009 .........        20,000         10,900
Panamerican Beverage, Inc. 8.13%
  2003 .................................        70,000         71,057
Whitman Corp. 6.38% 2009 ...............       160,000        156,466
                                                         ------------
                                                              325,205
                                                         ------------
ENERGY -- 0.8%
ENERGY SERVICES -- 0.0%
ICO, Inc., Series B 10.38% 2007 ........        10,000         10,000
Key Energy Services, Inc., Series B
  14.00% 2009 ..........................         5,000          5,850
Pride Petroleum Services, Inc. 9.38%
  2007 .................................        25,000         26,250
ENERGY SOURCES -- 0.8%
Energy Corp. of America, Series A 9.50%
  2007 .................................        45,000         36,900
Enron Corp. 9.63% 2006 .................       140,000        159,128
Husky Oil Ltd. 7.55% 2016 ..............       160,000        159,083
Petroleos Mexicanos 9.38% 2008 .........        15,000         15,600
Petroleos Mexicanos, Series P 9.50%
  2027 .................................       230,000        240,350
Pioneer Natural Resources Co. 9.63%
  2010 .................................         5,000          5,463
Plains Resources, Inc., Series B 10.25%
  2006 .................................        20,000         20,250
Plains Resources, Inc., Series D 10.25%
  2006 .................................        10,000         10,100
                                                         ------------
                                                              688,974
                                                         ------------
FINANCE -- 15.0%
BANKS -- 3.3%
Bank of America Corp. 7.40% 2011 .......       250,000        263,058
Bank of America Corp. 9.38% 2009 .......        68,000         79,427
Credit National 7.00% 2005 .............       130,000        134,524
Deutsche Ausgleichsbank 7.00% 2005 .....       330,000        346,858
First Republic Bank 7.75% 2012 .........        50,000         44,674
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007 ............       250,000        257,816
National Australia Bank Ltd. 8.60%
  2010 .................................       300,000        342,357
National City Corp. 7.20% 2005 .........       200,000        209,208
NBD Bank NA 8.25% 2024 .................        50,000         55,838
Royal Bank of Scotland Group PLC 6.40%
  2009 .................................       300,000        300,312
Scotland International Finance 7.70%
  2010* ................................       300,000        318,887

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
U.S. Bancorp 7.50% 2026 ................  $    210,000   $    220,723
Western Financial Bank 8.88% 2007 ......        25,000         24,156
FINANCIAL SERVICES -- 6.9%
Aesop Funding II LLC 6.14% 2006* .......       120,000        121,819
Aesop Funding II LLC 6.40% 2003* .......       100,000        101,839
Allstate Financial II 7.83% 2045 .......        49,000         46,225
American General Finance Corp., Series E
  6.25% 2002 ...........................       100,000        102,203
Asset Securitization Corp. 6.75%
  2041 .................................        80,000         82,684
Athena Neurosciences Finance LLC 7.25%
  2008 .................................       300,000        308,598
AXA Finanical, Inc. 7.00% 2028 .........       130,000        126,742
Chase Credit Card Master Trust 6.19%
  2005 .................................       150,000        153,610
CIT Group, Inc. 7.50% 2003 .............       200,000        208,894
Citigroup, Inc. 6.75% 2005 .............       300,000        312,453
CS First Boston Mortgage Securities
  Corp. 7.15% 2006 .....................       165,000        172,797
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................       110,000        116,191
Dime Capital Trust I, Series A 9.33%
  2027 .................................        40,000         39,108
DLJ Mortgage Acceptance Corp. 6.82%
  2007* ................................       350,000        362,992
Erac USA Finance Co. 8.00% 2011* .......       280,000        286,748
Fleet Mortgage Group, Inc., Series A
  6.84% 2003 ...........................        50,000         51,754
General Motors Acceptance Corp. 7.63%
  2003 .................................       135,000        140,844
Liberty Financial Cos., Inc. 6.75%
  2008 .................................       125,000        123,107
MBNA Master Credit Card Trust 6.90%
  2008 .................................       400,000        418,872
Merrill Lynch Mortgage Investors, Inc.
  6.54% 2029 ...........................       200,000        204,976
Osprey Trust/Osprey I, Inc. 8.31%
  2003* ................................       190,000        197,602
Popular North America, Inc., Series D
  6.63% 2002 ...........................        50,000         50,569
PP&L Transition Bond LLC 7.05% 2009 ....       218,000        232,124
Principal Financial Group 8.20%
  2009* ................................       300,000        327,999
Private Export Funding Corp. 6.62%
  2005 .................................       160,000        168,624
Private Export Funding Corp., Series C
  6.31% 2004 ...........................       100,000        104,676
Private Export Funding Corp., Series YY
  7.03% 2003 ...........................        60,000         63,146
PSA Corp., Ltd. 7.13% 2005* ............       320,000        338,700
QWest Capital Funding, Inc. 6.25%
  2005 .................................       165,000        164,393
RBF Finance Co. 11.38% 2009 ............        35,000         42,881
Sprint Capital Corp. 6.13% 2008 ........       155,000        142,933
Sun Canada Financial Co. 6.63% 2007* ...       160,000        158,670
Tembec Finance Corp. 9.88% 2005 ........        15,000         15,600
Toyota Motor Credit Corp. 5.63% 2003 ...       125,000        125,780
INSURANCE -- 4.8%
AAG Holding Co., Inc. 6.88% 2008 .......       100,000         95,391
Abbey National PLC, Series E 6.69%
  2005 .................................       250,000        259,562
Ace Capital Trust II 9.70% 2030 ........       300,000        334,608
American Financial Group, Inc. 7.13%
  2009 .................................        60,000         55,409
American General Corp. 6.75% 2005 ......       135,000        139,448
AmerUs Group Co. 6.95% 2005 ............       230,000        225,009
CIGNA Corp. 7.40% 2007 .................        95,000         99,945
CIGNA Corp. 7.88% 2027 .................        37,000         38,864
CIGNA Corp. 8.25% 2007 .................        65,000         71,123
Conseco, Inc. 9.00% 2006 ...............         5,000          4,250
Everest Reinsurance Holding Co. 8.75%
  2010 .................................       290,000        323,654
Farmers Insurance Exchange 8.50%
  2004* ................................       290,000        309,647
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019* .........       340,000        340,966
Jackson National Life Insurance Co.
  8.15% 2027* ..........................        44,000         46,925
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................        80,000         62,934
Lumbermens Mutual Casualty Co. 9.15%
  2026* ................................       140,000        121,559
Metropolitan Life Insurance Co. 7.70%
  2015* ................................       140,000        149,880
MONY Group, Inc. 7.45% 2005 ............       310,000        318,940
Provident Financing Trust I 7.41%
  2038 .................................        90,000         73,760

----------------
44

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Prudential Insurance Co. 6.88% 2003* ...  $    310,000   $    317,502
Reliastar Financial Corp. 8.00% 2006 ...       200,000        217,386
UnumProvident Corp. 6.75% 2028 .........       250,000        207,903
UnumProvident Corp. 7.63% 2011 .........        50,000         50,662
                                                         ------------
                                                           12,079,318
                                                         ------------
HEALTHCARE -- 1.7%
DRUGS -- 0.5%
ALARIS Medical Systems, Inc. 9.75%
  2006 .................................        60,000         33,600
American Home Products Corp. 6.25%
  2006* ................................       340,000        342,992
Bergen Brunswig Corp. 7.38% 2003 .......         5,000          4,908
Express Scripts, Inc. 9.63% 2009 .......        15,000         16,087
Omnicare, Inc. 8.13% 2011* .............         5,000          5,050
Warner Chilcott, Inc. 12.63% 2008 ......        25,000         26,844
HEALTH SERVICES -- 0.6%
Beverly Enterprises, Inc. 9.00% 2006 ...        10,000          9,950
Columbia/HCA Healthcare Corp. 7.25%
  2008 .................................        25,000         24,594
Manor Care, Inc. 8.00% 2008* ...........         5,000          5,079
Tenet Healthcare Corp. 7.88% 2003 ......        50,000         50,687
Tenet Healthcare Corp., Series B 8.13%
  2008 .................................        20,000         20,625
Triad Hospitals Holdings, Inc., Series B
  11.00% 2009 ..........................        20,000         22,000
UnitedHealth Group, Inc. 7.50% 2005 ....       300,000        318,246
MEDICAL PRODUCTS -- 0.6%
ALARIS Medical, Inc. zero coupon
  2008(2) ..............................        30,000          3,600
Beckman Coulter, Inc. 7.10% 2003 .......        75,000         75,197
Beckman Coulter, Inc. 7.45% 2008 .......        10,000          9,852
Bio-Rad Laboratories, Inc. 11.63%
  2007 .................................         9,000          9,630
Cardinal Health, Inc. 7.00% 2026 .......       260,000        268,700
Conmed Corp. 9.00% 2008 ................        40,000         37,600
MEDIQ/PRN Life Support Services, Inc.
  11.00% 2008(3) .......................        25,000            250
Packard BioScience, Inc. 9.38% 2007 ....        30,000         28,875
Universal Hospital Services, Inc. 10.25%
  2008 .................................        30,000         24,600
                                                         ------------
                                                            1,338,966
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 1.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.5%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009 ..........................        35,000         37,450
K & F Industries, Inc., Series B 9.25%
  2007 .................................        30,000         30,900
SCL Term Aereo Santiago SA 6.95%
  2012* ................................       350,000        341,047
BUSINESS SERVICES -- 1.0%
Allied Waste North America, Inc. 7.63%
  2006 .................................        35,000         33,950
Boise Cascade Office Products Corp.
  7.05% 2005 ...........................       230,000        223,983
Federal Express Corp. 6.72% 2022 .......       181,764        184,538
Fisher Scientific International, Inc.
  9.00% 2008 ...........................         5,000          4,988
Iron Mountain, Inc. 8.13% 2008 .........        10,000          9,850
Neenah Corp., Series B 11.13% 2007 .....         5,000          2,175
Neenah Corp., Series F 11.13% 2007 .....         5,000          2,175
Owens & Minor, Inc. 10.88% 2006 ........        10,000         10,375
Pacifica Papers, Inc. 10.00% 2009 ......         5,000          5,400
Waste Management, Inc. 6.88% 2009 ......        15,000         14,736
Waste Management, Inc. 7.00% 2006 ......       150,000        150,855
Waste Management, Inc. 7.13% 2007 ......       170,000        168,801
World Color Press, Inc. 8.38% 2008 .....        15,000         15,375

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY -- 0.1%
Grove Worldwide, Inc., LLC 9.25%
  2008(3) ..............................  $     15,000   $      1,350
Hayes Lemmerz International, Inc.,
  Series B 9.13% 2007 ..................        25,000         18,000
Numatics, Inc., Series B 9.63% 2008 ....        10,000          6,900
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007 ..................         5,000          4,550
Westinghouse Air Brake Co., Series B2
  9.38% 2005 ...........................         5,000          4,844
MULTI-INDUSTRY -- 0.3%
American Standard, Inc. 7.63% 2010 .....        10,000          9,900
Fortune Brands, Inc. 7.13% 2004* .......       240,000        242,328
Prestolite Electric, Inc. 9.63% 2008 ...        25,000         11,250
                                                         ------------
                                                            1,535,720
                                                         ------------
INFORMATION & ENTERTAINMENT -- 3.0%
BROADCASTING & MEDIA -- 1.9%
Adelphia Communications Corp., Series B
  8.38% 2008 ...........................        10,000          9,500
AMC Entertainment, Inc. 9.50% 2009 .....        45,000         36,000
American Color Graphics, Inc. 12.75%
  2005 .................................        25,000         24,437
AT&T Wireless Services, Inc. 7.88%
  2011 .................................       230,000        230,011
Benedek Communications Corp. zero coupon
  2006(2) ..............................        45,000         29,700
Cablevision SA 13.75% 2009 .............        10,000          6,950
Century Communications Corp., Series B
  zero coupon 2008(2) ..................        65,000         29,250
Charter Communications Holdings Capital
  Corp. LLC 8.63% 2009 .................        60,000         57,750
Charter Communications Holdings Capital
  Corp. LLC zero coupon 2011(2) ........        10,000          6,250
Classic Cable, Inc. 10.50% 2010 ........        45,000         27,000
Comcast Cable Communications Corp. 8.50%
  2027 .................................        50,000         55,734
Crown Castle International Corp. zero
  coupon 2007#*(2) .....................        35,000         28,875
Echostar DBS Corp. 9.38% 2009 ..........        70,000         70,175
Frontiervision Holdings LP zero coupon
  2007(2) ..............................        25,000         25,000
Frontiervision Holdings LP, Series B
  zero coupon 2007(2) ..................        15,000         15,038
Granite Broadcasting Corp. 8.88%
  2008 .................................        20,000         13,600
Insight Communications, Inc. zero coupon
  2011*(2) .............................        30,000         16,425
LIN Holdings Corp. zero coupon
  2008(2) ..............................        75,000         54,000
News America Holdings, Inc. 8.00%
  2016 .................................       350,000        358,347
Rogers Communications, Inc. 8.88%
  2007 .................................         5,000          5,063
Scholastic Corp. 7.00% 2003 ............        80,000         82,364
Sun Media Corp. 9.50% 2007 .............        20,000         20,300
Telewest Communications PLC 9.88%
  2010 .................................        10,000          9,400
United Pan-Europe Communications 11.25%
  2010 .................................        10,000          6,800
United Pan-Europe Communications 11.50%
  2010 .................................        25,000         16,500
Viacom, Inc. 7.70% 2010 ................       145,000        157,393
Viacom, Inc. 7.75% 2005 ................        80,000         85,621
ENTERTAINMENT PRODUCTS -- 0.1%
True Temper Sports, Inc., Series B
  10.88% 2008 ..........................        45,000         45,900
LEISURE & TOURISM -- 1.0%
Air Canada, Inc. 10.25% 2011* ..........        25,000         24,250
AMR Corp. 9.88% 2020 ...................        70,000         71,307
Continental Airlines, Inc., Series A
  6.65% 2017 ...........................        64,699         64,391
Continental Airlines, Inc., Series B
  6.47% 2004 ...........................        85,435         86,802
Delta Air Lines, Inc. 7.92% 2010 .......       170,000        183,478
Harrah's Operating Co., Inc. 8.00%
  2011* ................................       220,000        225,210
Hasbro, Inc. 7.95% 2003 ................         5,000          4,750
Hasbro, Inc. 8.50% 2006 ................         5,000          4,600
John Q. Hammons Hotels, Inc. 8.88%
  2004 .................................        25,000         24,000
Mandalay Resort Group 9.25% 2005 .......        20,000         20,000
Station Casinos, Inc. 8.88% 2008 .......        20,000         20,000

----------------
46

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
US Airways, Inc. 7.08% 2021 ............  $     95,000   $     97,169
                                                         ------------
                                                            2,349,340
                                                         ------------
INFORMATION TECHNOLOGY -- 1.4%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007 ...        30,000         21,000
COMPUTERS & BUSINESS EQUIPMENT -- 0.0%
Seagate Technology International 12.50%
  2007* ................................        20,000         19,900
ELECTRONICS -- 0.5%
Amkor Technology, Inc. 10.50% 2009 .....        30,000         28,950
Amphenol Corp. 9.88% 2007 ..............         3,000          3,060
Eaton Corp. 7.65% 2029 .................       250,000        239,381
Fairchild Semiconductor International,
  Inc. 10.13% 2007 .....................        35,000         32,637
L-3 Communications Corp. 8.00% 2008 ....        15,000         14,813
SCG Holdings & Semiconductor Co., Series
  B 12.00% 2009 ........................        21,000         15,750
Viasystems, Inc. 9.75% 2007 ............        30,000         18,900
INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 11.63%
  2010 .................................        30,000         24,150
INTERNET SOFTWARE -- 0.0%
Covad Communications Group, Inc. 12.50%
  2009 .................................        15,000          1,800
PSINet, Inc. 11.00% 2009 ...............        10,000            850
PSINet, Inc. 11.50% 2008(3) ............        30,000          2,700
PSINet, Inc., Series B 10.00%
  2005(3) ..............................        20,000          1,800
TELECOMMUNICATIONS -- 0.9%
Adelphia Business Solutions, Inc.,
  Series B zero coupon 2003(2) .........        20,000         18,200
Adelphia Business Solutions, Inc.,
  Series B 12.25% 2004 .................        40,000         36,800
Alaska Communications Holdings, Inc.
  9.38% 2009 ...........................        25,000         21,000
BTI Telecom Corp. 10.50% 2007 ..........        10,000          1,500
Compania de Telecomunicaciones de Chile
  7.63% 2006 ...........................        50,000         49,752
Compania de Telecomunicaciones de Chile
  8.38% 2006 ...........................        50,000         51,370
e.Spire Communications, Inc. zero coupon
  2008(2)(3) ...........................        35,000          7,000
FairPoint Communications, Inc., Series B
  9.50% 2008 ...........................        10,000          8,300
GCI, Inc. 9.75% 2007 ...................        60,000         58,350
Global Crossing Holdings Ltd. 9.13%
  2006 .................................        25,000         23,562
GT Group Telecom, Inc. zero coupon
  2010(2) ..............................        50,000         19,000
Insight Midwest LP 9.75% 2009 ..........        35,000         36,400
Insight Midwest LP 10.50% 2010* ........        10,000         10,675
ITC Deltacom, Inc. 8.88% 2008 ..........        25,000         20,500
ITC Deltacom, Inc. 9.75% 2008 ..........        20,000         16,000
ITC Deltacom, Inc. 11.00% 2007 .........        10,000          8,300
KMC Telecom Holdings, Inc. zero coupon
  2008(2) ..............................        40,000          3,400
Level 3 Communications, Inc. 9.13%
  2008 .................................        30,000         21,300
Level 3 Communications, Inc. 11.25%
  2010 .................................        15,000         11,700
McLeodUSA, Inc. 8.13% 2009 .............        20,000         17,000
McLeodUSA, Inc. 8.38% 2008 .............        10,000          8,550
McLeodUSA, Inc. 9.25% 2007 .............        10,000          8,900
McLeodUSA, Inc. 9.50% 2008 .............        20,000         17,800
Motient Corp., Series B 12.25% 2008 ....         5,000          2,125
Nextel Communications, Inc. zero coupon
  2007(2) ..............................        85,000         60,350
Nextel Communications, Inc. 9.38%
  2009 .................................         5,000          4,231
Nextel Communications, Inc. 9.50%
  2011* ................................        10,000          8,438
NEXTLINK Communications, Inc. zero
  coupon 2008(2) .......................        45,000         17,550
NTL Communications Corp., Series B zero
  coupon 2008(2) .......................        75,000         44,250
RCN Corp. 10.00% 2007 ..................        10,000          4,150
RCN Corp. zero coupon 2008(2) ..........        45,000         10,350

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
RCN Corp. zero coupon 2007(2) ..........  $     35,000   $      9,800
Rogers Cantel, Inc. 9.38% 2008 .........        10,000         10,375
Satelites Mexicanos SA de CV, Series B
  10.13% 2004 ..........................        20,000         12,700
Telecommunications Techniques Co. LLC
  9.75% 2008 ...........................        25,000         20,500
Time Warner Telecom, Inc. 9.75% 2008 ...        15,000         14,700
Williams Communications Group, Inc.
  10.88% 2009 ..........................        25,000         18,375
WinStar Communications, Inc. 12.75%
  2010(3) ..............................        20,000          6,600
                                                         ------------
                                                            1,145,544
                                                         ------------
MATERIALS -- 2.1%
CHEMICALS -- 0.8%
Avecia Group PLC 11.00% 2009 ...........        15,000         15,825
Georgia Gulf Corp. 10.38% 2007 .........        35,000         36,400
ICI Wilmington, Inc. 6.95% 2004 ........       270,000        276,091
Lyondell Chemical Co. 9.80% 2020 .......        15,000         14,400
Lyondell Chemical Co., Series B 9.88%
  2007 .................................        45,000         46,238
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007(3) ...............        15,000          3,600
PMD Group, Inc. 11.00% 2011* ...........         5,000          5,200
Praxair, Inc. 6.75% 2003 ...............       170,000        174,051
Resolution Performance Products, Inc.
  13.50% 2010* .........................        10,000         10,600
Sterling Chemicals, Inc. 12.38% 2006 ...        25,000         23,000
Texas Petrochemical Corp., Series B
  11.13% 2006 ..........................        30,000         24,750
Texas Petrochemical Corp. 11.13%
  2006 .................................        10,000          7,950
FOREST PRODUCTS -- 1.0%
Abitibi-Consolidated, Inc. 8.55%
  2010 .................................       280,000        298,203
Caraustar Industries, Inc. 9.88%
  2011* ................................        25,000         24,031
Consumers International, Inc. 10.25%
  2005 .................................        20,000          7,600
Crown Cork & Seal Co., Inc. 8.38%
  2005 .................................        30,000         18,900
Doman Industries Ltd. 12.00% 2004 ......        25,000         25,625
Doman Industries Ltd. 8.75% 2004 .......        10,000          5,700
Gaylord Container Corp. 9.75% 2007 .....        10,000          6,500
Gaylord Container Corp., Series B 9.38%
  2007 .................................        30,000         18,900
Owens-Illinois, Inc. 7.15% 2005 ........        10,000          8,000
Owens-Illinois, Inc. 7.50% 2010 ........        30,000         21,900
Owens-Illinois, Inc. 7.85% 2004 ........        10,000          8,300
Packaging Corp. of America 9.63%
  2009 .................................        15,000         16,050
Paperboard Industries International,
  Inc. 8.38% 2007 ......................        10,000          8,700
Silgan Holdings, Inc. 9.00% 2009 .......        15,000         14,700
Sonoco Products Co. 7.00% 2004 .........       250,000        257,747
Stone Container Corp. 9.25% 2008* ......         5,000          5,075
Stone Container Corp. 9.75% 2011* ......        20,000         20,350
Tembec Industries, Inc. 8.50% 2011* ....        10,000         10,250
METALS & MINERALS -- 0.3%
AK Steel Corp. 7.88% 2009 ..............        65,000         60,125
Alcan, Inc. 6.45% 2011 .................       120,000        119,626
Algoma Steel, Inc. 12.38% 2005(3) ......        20,000          6,200
BWAY Corp., Series B 10.25% 2007 .......        25,000         22,500
Century Aluminum Co. 11.75% 2008* ......        10,000          9,882
Consumers Packaging, Inc. 9.75%
  2007(3) ..............................        10,000            400
National Steel Corp. 9.88% 2009 ........        45,000         16,650
P&L Coal Holdings Corp., Series B 9.63%
  2008 .................................        25,000         26,250
Weirton Steel Corp. 10.75% 2005 ........         5,000          1,950
Weirton Steel Corp. 11.38% 2004 ........        35,000         14,175
                                                         ------------
                                                            1,692,394
                                                         ------------

----------------
48

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
MUNICIPAL BONDS -- 1.2%
MUNICIPAL BONDS -- 1.2%
Allentown Pennsylvania 6.20% 2005 ......  $    280,000   $    288,462
Fresno County California Pension
  Obligation 6.07% 2003 ................        50,000         51,287
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........       135,000        138,430
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................       100,000        102,138
Miami Florida Revenue 7.25% 2003 .......       135,000        142,386
Phoenix Arizona Civic Improvement Corp.
  6.30% 2008 ...........................       100,000        102,796
Southern California Public Power
  Authority Project 6.93% 2017 .........       125,000        128,730
                                                         ------------
                                                              954,229
                                                         ------------
REAL ESTATE -- 0.7%
REAL ESTATE COMPANIES -- 0.3%
E.O.P. Operating LP 6.38% 2003 .........       120,000        121,587
Susa Partnership LP 6.95% 2006 .........        90,000         90,418
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Avalonbay Communities, Inc. 7.50%
  2010 .................................       330,000        342,473
                                                         ------------
                                                              554,478
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 28.5%
U.S. GOVERNMENT & AGENCIES -- 28.5%
Federal Home Loan Mortgage Corp. 6.00%
  2006 - 2028 ..........................       846,235        826,914
Federal Home Loan Mortgage Corp. 6.50%
  2022 - 2029 ..........................       527,889        528,726
Federal Home Loan Mortgage Corp. 6.75%
  2022 .................................        45,000         45,574
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................        32,000         33,070
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................        83,908         87,133
Federal Home Loan Mortgage Corp. 8.50%
  2008 - 2019 ..........................       150,805        158,162
Federal National Mortgage Association
  5.25% 2003 ...........................     1,635,000      1,653,655
Federal National Mortgage Association
  5.75% 2008 ...........................     1,715,000      1,739,645
Federal National Mortgage Association
  6.00% 2028 ...........................       529,618        517,373
Federal National Mortgage Association
  6.18% 2008 ...........................        24,254         24,683
Federal National Mortgage Association
  6.27% 2007 ...........................        82,264         84,250
Federal National Mortgage Association
  6.30% 2008 ...........................        19,410         19,873
Federal National Mortgage Association
  6.30% 2008 ...........................        24,147         24,759
Federal National Mortgage Association
  6.34% 2008 ...........................        18,974         19,496
Federal National Mortgage Association
  6.36% 2008 ...........................       125,869        129,086
Federal National Mortgage Association
  6.43% 2008 ...........................        24,144         24,914
Federal National Mortgage Association
  6.59% 2007 ...........................        96,411        100,267
Federal National Mortgage Association
  6.90% 2007 ...........................        93,678         98,157
Federal National Mortgage Association
  6.98% 2007 ...........................       138,524        145,612
Federal National Mortgage Association
  7.02% 2007 ...........................        18,384         19,331
Federal National Mortgage Association
  7.04% 2007 ...........................        62,540         66,168
Federal National Mortgage Association
  7.28% 2006 ...........................        38,406         40,955
Federal National Mortgage Association
  7.39% 2021 ...........................        37,117         38,757
Federal National Mortgage Association
  7.75% 2021 ...........................       171,344        172,683
Federal National Mortgage Association
  8.00% 2006 ...........................        57,223         59,190
Government National Mortgage Association
  7.00% 2022 - 2023 ....................        24,143         24,626
Government National Mortgage Association
  7.25% 2027 ...........................       223,804        228,454
Government National Mortgage Association
  7.50% 2022 - 2027 ....................       253,570        260,171
Government National Mortgage Association
  8.50% 2017 ...........................        37,160         39,273
Government National Mortgage Association
  9.00% 2021 ...........................         8,480          8,996
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2009 ...............       387,499        407,113
United States Treasury Bonds 5.25%
  2028 .................................       800,000        758,248
United States Treasury Bonds 5.50%
  2028 .................................        35,000         34,365
United States Treasury Bonds 6.13%
  2029 .................................     2,300,000      2,469,993
United States Treasury Bonds 9.00%
  2018 .................................     3,860,000      5,344,286
United States Treasury Bonds 12.00%
  2013 .................................     2,440,000      3,472,803
United States Treasury Notes 3.63%
  2008 .................................     1,256,234      1,285,278

                                                                ----------------

BONDS & NOTES (CONTINUED)                     PRINCIPAL
                                                 AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Notes 4.75%
  2008 .................................  $    800,000   $    790,752
United States Treasury Notes 5.50%
  2009 .................................       600,000        620,904
United States Treasury Notes 5.63%
  2008 .................................       200,000        208,844
United States Treasury Strip Bonds zero
  coupon 2012(2) .......................       475,000        270,099
                                                         ------------
                                                           22,882,638
                                                         ------------
UTILITIES -- 2.6%
ELECTRIC UTILITIES -- 1.4%
AES Corp. 8.88% 2011 ...................        20,000         20,326
Calpine Corp. 8.63% 2010 ...............        35,000         35,901
Conectiv, Inc. 6.38% 2005 ..............        60,000         62,645
Peco Energy Transition Trust 6.52%
  2010 .................................       210,000        212,230
Progress Energy, Inc. 7.10% 2011 .......       330,000        339,811
Public Service Electric & Gas Co.,
  Series A 8.88% 2003 ..................        35,000         37,334
ScottishPower PLC, Series H 6.38%
  2008 .................................       250,000        243,753
UtiliCorp United, Inc. 6.88% 2004 ......        80,000         82,059
WESCO Distribution, Inc., Series B 9.13%
  2008 .................................        25,000         23,813
Western Resources, Inc. 6.88% 2004 .....        25,000         24,286
Western Resources, Inc. 7.13% 2009 .....        25,000         23,365
GAS & PIPELINE UTILITIES -- 0.6%
Dynegy Holdings, Inc. 6.88% 2011 .......       255,000        252,310
Energen Corp. 7.63% 2010 ...............       230,000        235,370
TELEPHONE -- 0.6%
Alestra SA 12.13% 2006 .................        50,000         43,000
GTE Corp. 6.36% 2006 ...................       210,000        213,591
MCI Communications Corp. 6.13%
  2002(4) ..............................        60,000         59,993
Viatel, Inc. 11.25% 2008(3) ............        25,000          3,750
WorldCom, Inc. 7.38% 2006* .............        60,000         60,865
WorldCom, Inc. 7.55% 2004 ..............       100,000        102,283
                                                         ------------
                                                            2,076,685
                                                         ------------
TOTAL BONDS & NOTES (cost
  $48,021,684)..........................                   48,696,995
                                                         ------------

WARRANTS -- 0.0%+
                                            WARRANTS
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
Mattress Discounters Holding Corp.
  7/15/07 ..............................            15            112
                                                         ------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
GT Group Telecom, Inc. 2/01/10* ........            20            561
KMC Telecom Holdings, Inc. 4/15/08
  *(5) .................................            20              1
                                                         ------------
                                                                  562
                                                         ------------
TOTAL WARRANTS (cost $1,249) ...........                          674
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $74,560,079) .........................                   68,863,507
                                                         ------------

----------------
50

SHORT-TERM SECURITIES -- 6.1%               PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.5%
Popular North America, Inc., Series C
  6.75% due 8/09/01 ....................  $     95,000   $     95,581
Private Export Funding Corp., Series NN
  7.30% due 1/31/02 ....................       270,000        275,991
                                                         ------------
                                                              371,572
                                                         ------------
NON-U.S. GOVERNMENT OBLIGATIONS -- 1.2%
Government of France 5.50% due
  10/12/01 .............................  EUR 1,120,000       990,016
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 4.4%
Federal Home Loan Mortgage Corp. 5.13%
  due 4/02/01 ..........................     3,500,000      3,499,501
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
  $4,911,339)...........................                    4,861,089
                                                         ------------

REPURCHASE AGREEMENTS -- 6.4%
----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.4%
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account
  (Note 3)..............................     3,560,000      3,560,000
UBS Warburg LLC Joint Repurchase
  Agreement Account (Note 3)............     1,605,000      1,605,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $5,165,000)...........................                    5,165,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $84,636,418)                      98.2%            78,889,596
Other assets less liabilities --           1.8              1,468,498
                                         -----            -----------
NET ASSETS --                            100.0%           $80,358,094
                                         =====            ===========

-------------
+   Non-income producing security
#  Security represents an investment in an affiliated company; See Note 8
*  Resale restricted to qualified institutional buyers
(1) PIK - ("Payment in Kind") payment made with additional securities in lieu of cash
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
(3) Bond in default
(4) Variable rate security; rate as of March 31, 2001
(5) Fair valued security; See Note 2
ADR -- American Depository Receipt

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------
     CONTRACT                 IN           DELIVERY  GROSS UNREALIZED
    TO DELIVER           EXCHANGE FOR        DATE      APPRECIATION
---------------------------------------------------------------------
EUR*      125,000         USD   111,088    04/27/01      $  1,108
EUR*       40,000         USD    35,577    05/07/01           381
EUR*       60,000         USD    53,288    05/07/01           494
EUR        60,000         USD    53,815    05/07/01         1,021
EUR*      150,000         USD   140,160    05/07/01         8,174
EUR*       80,000         USD    73,706    05/14/01         3,309
EUR        45,000         USD    40,916    11/09/01         1,278
EUR        75,000         USD    67,763    11/09/01         1,699
EUR       100,000         USD    93,275    11/09/01         5,191
HKD*       15,000         USD     1,926    05/10/01             2
HKD*      600,000         USD    76,945    05/10/01            25
HKD        80,000         USD    10,274    06/27/01            18
HKD       600,000         USD    77,137    06/27/01           221
JPY     1,400,000         USD    13,586    04/12/01         2,411
JPY     5,000,000         USD    40,903    04/27/01           904
JPY     1,750,000         USD    15,119    04/27/01         1,120
JPY     2,000,000         USD    17,211    04/27/01         1,211
JPY*    3,000,000         USD    26,561    04/27/01         2,561
JPY     4,000,000         USD    33,717    10/26/01         1,023
JPY*    2,000,000         USD    17,187    11/09/01           814
USD*       17,230         EUR    20,000    04/27/01           366
USD*       26,403         EUR    30,000    11/09/01            22
                                                         --------
                                                           33,353
                                                         --------

                                                     GROSS UNREALIZED
                                                       DEPRECIATION
---------------------------------------------------------------------
EUR       100,000        USD     85,544    04/27/01        (2,440)
EUR*       65,000        USD     54,786    04/27/01        (2,403)
EUR*      320,000        USD    273,760    05/07/01        (7,811)
USD*       96,184         EUR   105,000    04/27/01        (3,801)
USD*       41,222         EUR    45,000    04/27/01        (1,629)
USD*        8,693       JPY   1,000,000    04/27/01          (693)
USD*      117,064         EUR   125,000    05/07/01        (7,075)
USD*       90,294         EUR    95,000    05/07/01        (6,703)
USD*       55,087         EUR    60,000    05/07/01        (2,293)
USD*       41,352         EUR    45,000    05/07/01        (1,756)
USD*       36,754         EUR    40,000    05/07/01        (1,558)
USD*       27,842         EUR    30,000    05/07/01        (1,445)
USD*       18,562         EUR    20,000    05/07/01          (963)
USD*       18,201         EUR    20,000    05/07/01          (603)
USD*        9,101         EUR    10,000    05/07/01          (302)
USD*        4,594         EUR     5,000    05/07/01          (195)
USD*        1,928         HKD    15,000    05/10/01            (5)
USD*       25,644         HKD   200,000    05/10/01            (4)
USD*       23,014         EUR    25,000    05/14/01        (1,015)
USD*       19,923         HKD   155,000    06/27/01           (53)
USD*       10,283         HKD    80,000    06/27/01           (27)
                                                         --------
                                                          (42,774)
                                                         --------
Net Unrealized Depreciation........................      $ (9,421)
                                                         ========

-------------
* Represents open forward foreign currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

EUR  -- Euro                                      JPY  -- Japanese Yen
HKD  -- Hong Kong Dollar                          USD  -- United States Dollar

See Notes to Financial Statements

----------------
52

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
INCOME PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 13.0%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.0%
APPAREL & TEXTILES -- 0.0%
Oakley, Inc.+ ..........................           400   $      7,108

RETAIL -- 1.0%
Gap, Inc. ..............................         4,500        106,740
Home Depot, Inc. .......................         2,000         86,200
Target Corp. ...........................         2,500         90,200
Tiffany & Co. ..........................            25            681
Wal-Mart Stores, Inc. ..................         5,000        252,500
                                                         ------------
                                                              543,429
                                                         ------------
CONSUMER STAPLES -- 0.1%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Aurora Foods, Inc.+ ....................           443          2,711
Philip Morris Cos., Inc. ...............         1,000         47,450
                                                         ------------
                                                               50,161
                                                         ------------
ENERGY -- 1.0%
ENERGY SERVICES -- 0.1%
Santa Fe International Corp. ...........         1,500         48,750

ENERGY SOURCES -- 0.9%
Anadarko Petroleum Corp. ...............         1,230         77,219
Apache Corp. ...........................           800         46,088
Burlington Resources, Inc. .............         1,260         56,385
Devon Energy Corp. .....................         1,500         87,300
Enron Corp. ............................         2,355        136,826
Exxon Mobil Corp. ......................           600         48,600
Noble Drilling Corp.+ ..................         1,000         46,160
Petroleo Brasileiro SA ADR .............         1,855         44,149
                                                         ------------
                                                              591,477
                                                         ------------
FINANCE -- 1.9%
BANKS -- 0.8%
Bank of New York Co., Inc. .............         2,000         98,480
Fifth Third Bancorp ....................           250         13,359
FleetBoston Financial Corp. ............         2,500         94,375
J.P. Morgan Chase & Co. ................         5,365        240,889

FINANCIAL SERVICES -- 1.1%
American Express Co. ...................         1,990         82,187
Capital One Financial Corp. ............         2,000        111,000
Citigroup, Inc. ........................         4,048        182,079
E*TRADE Group, Inc.+ ...................         3,180         22,196
Goldman Sachs Group, Inc. ..............           290         24,679
Lehman Brothers Holdings, Inc. .........         1,400         87,780

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Morgan Stanley, Dean Witter & Co. ......         1,100   $     58,850
Providian Financial Corp. ..............         2,000         98,100
                                                         ------------
                                                            1,113,974
                                                         ------------
HEALTHCARE -- 1.8%
DRUGS -- 1.3%
Amgen, Inc.+ ...........................         1,000         60,188
Biogen, Inc.+ ..........................         1,000         63,312
Bristol-Myers Squibb Co. ...............         3,835        227,799
Genentech, Inc.+ .......................           300         15,150
Merck & Co., Inc. ......................         2,200        166,980
Pfizer, Inc. ...........................         1,100         45,045
Pharmacia Corp. ........................         2,000        100,740
Schering-Plough Corp. ..................         1,000         36,530
Sepracor, Inc.+ ........................           305          9,760

HEALTH SERVICES -- 0.1%
Tenet Healthcare Corp.+ ................           990         43,560

MEDICAL PRODUCTS -- 0.4%
Genzyme Corp.+ .........................           315         28,454
Guidant Corp.+ .........................         1,665         74,908
Johnson & Johnson ......................         1,300        113,711
Medtronic, Inc. ........................           894         40,892
                                                         ------------
                                                            1,027,029
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 0.5%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................         1,100         61,281

BUSINESS SERVICES -- 0.3%
General Electric Co. ...................         2,500        104,650
TMP Worldwide, Inc.+ ...................           525         19,720
Waste Management, Inc. .................         1,500         37,050

ELECTRICAL EQUIPMENT -- 0.1%
Emerson Electric Co. ...................           700         43,372

MULTI-INDUSTRY -- 0.0%
Tyco International Ltd. ................           900         38,907
                                                         ------------
                                                              304,980
                                                         ------------
INFORMATION & ENTERTAINMENT -- 1.6%
BROADCASTING & MEDIA -- 1.6%
America Movil SA de CV ADR+ ............         1,235         18,093
AOL Time Warner, Inc.+ .................         7,480        300,322
AT&T Corp.- Liberty Media Group, Class
  A+ ...................................        10,747        150,458
Cablevision Systems Corp.-Rainbow Media
  Group+ ...............................           870         21,315
Cablevision Systems Corp.+ .............         1,740        122,427
Charter Communications, Inc., Class
  A+ ...................................         2,400         54,300
Comcast Corp., Class A+ ................         3,245        136,087
DoubleClick, Inc.+ .....................         2,130         24,628

----------------
54

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
EchoStar Communications Corp., Class
  A+ ...................................         2,000   $     55,375
Pegasus Communications Corp.+ ..........           400          9,200
Viacom, Inc., Class B+ .................           693         30,471
                                                         ------------
                                                              922,676
                                                         ------------
INFORMATION TECHNOLOGY -- 4.3%
COMMUNICATION EQUIPMENT -- 0.6%
3Com Corp.+ ............................         1,405          8,035
Cisco Systems, Inc.+ ...................         5,428         85,830
Juniper Networks, Inc.+ ................         1,303         49,462
Lucent Technologies, Inc. ..............         1,000          9,970
ONI Systems Corp.+ .....................         1,795         35,003
QUALCOMM, Inc.+ ........................         1,500         84,937
Symbol Technologies, Inc. ..............         1,985         69,276
Tycom Ltd.+ ............................         1,424         18,726

COMPUTER SERVICES -- 0.1%
i2 Technologies, Inc.+ .................         2,445         35,453
Sapient Corp.+ .........................           835          6,002
VeriSign, Inc.+ ........................           385         13,643

COMPUTERS & BUSINESS EQUIPMENT -- 0.7%
Brocade Communications Systems,
  Inc.+ ................................         1,220         25,486
Dell Computer Corp.+ ...................         4,000        102,750
EMC Corp.+ .............................         2,525         74,235
International Business Machines
  Corp. ................................         1,700        163,506
VERITAS Software Corp.+ ................         1,097         50,725

COMPUTER SOFTWARE -- 0.5%
Electronic Arts, Inc.+ .................         1,095         59,404
McDATA Corp., Class A+ .................            19            358
Microsoft Corp.+ .......................         4,000        218,750

ELECTRONICS -- 1.3%
Analog Devices, Inc.+ ..................         3,510        127,202
Applied Materials, Inc.+ ...............         4,225        183,787
ASM Lithography Holdings NV+ ...........         1,990         43,158
Celestica, Inc.+ .......................           855         23,581
Flextronics International Ltd.+ ........         2,440         36,600
General Motors Corp., Class H+ .........           600         11,700
Integrated Device Technology, Inc.+ ....         1,085         32,127
Intel Corp. ............................         2,700         71,044
Maxim Integrated Products, Inc.+ .......           635         26,410
Micron Technology, Inc.+ ...............         2,000         83,060
Solectron Corp.+ .......................           660         12,547
Texas Instruments, Inc. ................         2,710         83,956
Vitesse Semiconductor Corp.+ ...........           900         21,431

INTERNET CONTENT -- 0.1%
Amazon.com, Inc.+ ......................         1,370         14,015
eBay, Inc.+ ............................           615         22,255
Exodus Communications, Inc.+ ...........         1,445         15,534

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE -- 0.1%
Openwave Systems, Inc.+ ................         1,928   $     38,252

TELECOMMUNICATIONS -- 0.9%
ADC Telecommunications, Inc.+ ..........         1,445         12,283
Avanex Corp.+ ..........................           245          2,590
China Mobile (Hong Kong) Ltd. ADR+ .....         1,230         27,072
China Unicom Ltd. ADR+ .................         3,695         39,906
CIENA Corp.+ ...........................           300         12,525
Cox Communications, Inc., Class A+ .....         1,105         49,161
JDS Uniphase Corp.+ ....................         1,610         29,684
Level 3 Communications, Inc.+ ..........           625         10,859
McLeodUSA, Inc., Class A+ ..............         2,470         21,381
Nokia Corp. ADR  .......................        10,410        249,840
NTT DoCoMo, Inc. .......................             4         69,471
Vodafone Group PLC ADR .................           460         12,489
                                                         ------------
                                                            2,495,471
                                                         ------------
MATERIALS -- 0.1%
FOREST PRODUCTS -- 0.1%
Georgia-Pacific Group ..................         1,500         44,100
                                                         ------------
UTILITIES -- 0.7%
ELECTRIC UTILITIES -- 0.5%
Calpine Corp.+ .........................         3,000        165,210
Dominion Resources, Inc. ...............           685         44,162
Duke Energy Corp. ......................         1,290         55,135

GAS & PIPELINE UTILITIES -- 0.1%
El Paso Corp. ..........................         1,095         71,503

TELEPHONE -- 0.1%
Telefonica SA+ .........................         1,485         23,776
Telefonos de Mexico SA ADR .............         1,235         38,952
WinStar Communications, Inc.+ ..........         2,115          4,561
                                                         ------------
                                                              403,299
                                                         ------------
TOTAL COMMON STOCK (cost $9,747,854)....                    7,496,596
                                                         ------------

PREFERRED STOCK -- 0.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
NEXTLINK Communications, Inc. Series B
  13.50%(1) (cost $10,315)..............            17          5,270
                                                         ------------

BONDS & NOTES -- 75.4%                      PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.8%
APPAREL & TEXTILES -- 0.1%
Levi Strauss & Co. 6.80% 2003 ..........  $     10,000          9,350
Levi Strauss & Co. 7.00% 2006 ..........        10,000          8,700
Levi Strauss & Co. 11.63% 2008* ........        25,000         25,625

----------------
56

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
APPAREL & TEXTILES (CONTINUED)
Westpoint Stevens, Inc. 7.88% 2008 .....  $     25,000   $     19,875

AUTOMOTIVE -- 0.5%
Accuride Corp., Series B 9.25% 2008 ....        10,000          7,100
DaimlerChrysler North America Holding
  Corp. 7.75% 2005 .....................       150,000        156,102
Delco Remy International, Inc. 8.63%
  2007 .................................        30,000         27,450
Delco Remy International, Inc. 10.63%
  2006 .................................         5,000          4,900
Dura Operating Corp., Series B 9.00%
  2009 .................................        20,000         17,400
Federal-Mogul Corp. 7.50% 2009 .........        30,000          3,900
Federal-Mogul Corp. 7.75% 2006 .........        10,000          1,400
Federal-Mogul Corp. 8.80% 2007 .........        30,000          4,200
LDM Technologies, Inc., Series B 10.75%
  2007 .................................        25,000          9,750
Lear Corp., Series B 8.11% 2009 ........        35,000         34,969
Navistar International Corp. 8.00%
  2008 .................................        30,000         27,075

HOUSING -- 0.5%
KB HOME 9.50% 2011 .....................        25,000         24,750
Mattress Discounters Corp. 12.63%
  2007 .................................        20,000         16,200
Nortek, Inc., Series B 8.88% 2008 ......         5,000          4,813
Pulte Corp. 8.13% 2011 .................       185,000        188,903
Standard Pacific Corp. 8.00% 2008 ......        15,000         14,419
Standard Pacific Corp. 8.50% 2007 ......        20,000         19,500
Webb (Del E.) Corp. 10.25% 2010 ........        25,000         24,375

RETAIL -- 0.7%
Duane Reade, Inc. 9.25% 2008 ...........        55,000         50,600
Kroger Co. 7.38% 2005 ..................        55,000         57,460
Sealy Mattress Co., Series B zero coupon
  2007(2) ..............................        25,000         21,500
Stater Brothers Holdings, Inc. 10.75%
  2006 .................................        15,000         14,025
Wal-Mart Stores, Inc. 7.55% 2030 .......       230,000        255,851
                                                         ------------
                                                            1,050,192
                                                         ------------
CONSUMER STAPLES -- 0.6%
FOOD, BEVERAGE & TOBACCO -- 0.6%
Aurora Foods, Inc., Series B 8.75%
  2008 .................................        10,000          7,825
Aurora Foods, Inc., Series D 9.88%
  2007 .................................        15,000         12,563
Chiquita Brands International, Inc.
  9.13% 2004(3) ........................        15,000          7,050
Chiquita Brands International, Inc.
  10.00% 2009(3) .......................        20,000          9,400
Chiquita Brands International, Inc.
  10.25% 2006(3) .......................        30,000         14,100
Del Monte Foods Co., Series B zero
  coupon 2007(2) .......................        26,000         22,620
Nash Finch Co., Series B 8.50% 2008 ....        10,000          9,000
New World Pasta Co. 9.25% 2009 .........        10,000          5,450
Panamerican Beverage, Inc. 8.13%
  2003 .................................        80,000         81,208
Whitman Corp. 6.38% 2009 ...............       165,000        161,355
                                                         ------------
                                                              330,571
                                                         ------------
ENERGY -- 1.2%
ENERGY SERVICES -- 0.1%
ICO, Inc., Series B 10.38% 2007 ........        10,000         10,000
Key Energy Services, Inc., Series B
  14.00% 2009 ..........................         5,000          5,850
Pride Petroleum Services, Inc. 9.38%
  2007 .................................        25,000         26,250

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES -- 1.1%
Energy Corp. of America, Series A 9.50%
  2007 .................................  $     50,000   $     41,000
Enron Corp. 9.63% 2006 .................       135,000        153,445
Husky Oil Ltd. 7.55% 2016 ..............       180,000        178,969
Petroleos Mexicanos 9.38% 2008 .........        20,000         20,800
Petroleos Mexicanos, Series P 9.50%
  2027 .................................       230,000        240,350
Pioneer Natural Resources Co. 9.63%
  2010 .................................         5,000          5,463
Plains Resources, Inc., Series B 10.25%
  2006 .................................        15,000         15,187
Plains Resources, Inc., Series D 10.25%
  2006 .................................        10,000         10,100
                                                         ------------
                                                              707,414
                                                         ------------
FINANCE -- 20.3%
BANKS -- 4.6%
Bank of America Corp. 7.40% 2011 .......       250,000        263,057
Bank of America Corp. 9.38% 2009 .......        80,000         93,444
Credit National 7.00% 2005 .............       210,000        217,308
Deutsche Ausgleichsbank 7.00% 2005 .....       320,000        336,347
First Republic Bank 7.75% 2012 .........        55,000         49,141
First Union-Lehman Brothers Commercial
  Mortgage Corp. 6.60% 2007 ............       245,000        252,660
National Australia Bank Ltd. 8.60%
  2010 .................................       290,000        330,945
National City Corp. 7.20% 2005 .........       200,000        209,208
NBD Bank NA 8.25% 2024 .................        55,000         61,421
Royal Bank of Scotland Group PLC 6.40%
  2009 .................................       300,000        300,312
Scotland International Finance 7.70%
  2010* ................................       290,000        308,258
U.S. Bancorp 7.50% 2026 ................       210,000        220,723
Western Financial Bank 8.88% 2007 ......        30,000         28,988

FINANCIAL SERVICES -- 9.0%
Aesop Funding II LLC 6.14% 2006* .......       120,000        121,819
Aesop Funding II LLC 6.40% 2003* .......       100,000        101,839
Allstate Financial II 7.83% 2045 .......        53,000         49,999
American General Finance Corp., Series E
  6.25% 2002 ...........................       300,000        306,608
Asset Securitization Corp. 6.75%
  2041 .................................        85,000         87,851
Athena Neurosciences Finance LLC 7.25%
  2008 .................................       280,000        288,025
AXA Finanical, Inc. 7.00% 2028 .........       130,000        126,742
Chase Credit Card Master Trust 6.19%
  2005 .................................       190,000        194,573
CIT Group, Inc. 7.50% 2003 .............       190,000        198,449
Citigroup, Inc. 6.75% 2005 .............       300,000        312,453
CS First Boston Mortgage Securiteis
  Corp. 7.15% 2006 .....................       165,000        172,797
CS First Boston Mortgage Securities
  Corp. 7.24% 2029 .....................       110,000        116,191
Dime Capital Trust I, Series A 9.33%
  2027 .................................        45,000         43,997
DLJ Mortgage Acceptance Corp. 6.82%
  2007* ................................       450,000        466,703
Erac USA Finance Co. 8.00% 2011* .......       270,000        276,507
Fleet Mortgage Group, Inc., Series A
  6.84% 2003 ...........................        50,000         51,753
General Electric Capital Corp. 8.70%
  2007 .................................       250,000        288,477
General Motors Acceptance Corp. 7.63%
  2003 .................................       130,000        135,628
Liberty Financial Cos., Inc. 6.75%
  2008 .................................       130,000        128,031
Osprey Trust/Osprey I, Inc. 8.31%
  2003* ................................       170,000        176,802
Popular North America, Inc., Series D
  6.63% 2002 ...........................        40,000         40,455
PP&L Transition Bond LLC 7.05% 2009 ....       202,000        215,088
Principal Financial Group 8.20%
  2009* ................................       340,000        371,732
Private Export Funding Corp., Series C
  6.31% 2004 ...........................       100,000        104,676
Private Export Funding Corp., Series YY
  7.03% 2003 ...........................       100,000        105,244

----------------
58

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
QWest Capital Funding, Inc. 6.25%
  2005 .................................  $    165,000   $    164,393
RBF Finance Co. 11.38% 2009 ............        35,000         42,881
Sprint Capital Corp. 6.13% 2008 ........       180,000        165,987
Sun Canada Financial Co. 6.63% 2007* ...       160,000        158,670
Tembec Finance Corp. 9.88% 2005 ........        15,000         15,600
Toyota Motor Credit Corp. 5.63% 2003 ...       150,000        150,936

INSURANCE -- 6.7%
AAG Holding Co., Inc. 6.88% 2008 .......       120,000        114,469
Abbey National PLC, Series E 6.69%
  2005 .................................       270,000        280,327
Ace Capital Trust II 9.70% 2030 ........       310,000        345,762
American Financial Group, Inc. 7.13%
  2009 .................................        70,000         64,644
AmerUs Group Co. 6.95% 2005 ............       250,000        244,575
CIGNA Corp. 7.40% 2007 .................        95,000         99,945
CIGNA Corp. 7.88% 2027 .................        40,000         42,015
CIGNA Corp. 8.25% 2007 .................        75,000         82,065
Conseco, Inc. 9.00% 2006 ...............         5,000          4,250
Everest Reinsurance Holding Co. 8.75%
  2010 .................................       300,000        334,815
Farmers Insurance Exchange 8.50%
  2004* ................................       290,000        309,647
Florida Windstorm Underwriting
  Associates, Inc. 7.13% 2019* .........       350,000        350,994
Jackson National Life Insurance Co.
  8.15% 2027* ..........................        49,000         52,258
Lumbermens Mutual Casualty Co. 8.30%
  2037* ................................        85,000         66,867
Lumbermens Mutual Casualty Co. 9.15%
  2026* ................................       135,000        117,218
Metropolitan Life Insurance Co. 7.70%
  2015* ................................       140,000        149,880
MONY Group, Inc. 7.45% 2005 ............       290,000        298,364
Provident Financing Trust I 7.41%
  2038 .................................        90,000         73,760
Prudential Insurance Co. 6.88% 2003* ...       355,000        363,591
Reliastar Financial Corp. 8.00% 2006 ...       225,000        244,559
UnumProvident Corp. 6.75% 2028 .........       230,000        191,270
UnumProvident Corp. 7.63% 2011 .........        50,000         50,662
                                                         ------------
                                                           11,734,655
                                                         ------------
HEALTHCARE -- 2.3%
DRUGS -- 0.7%
ALARIS Medical Systems, Inc. 9.75%
  2006 .................................        40,000         22,400
American Home Products Corp. 6.25%
  2006* ................................       330,000        332,904
Bergen Brunswig Corp. 7.38% 2003 .......         5,000          4,908
Express Scripts, Inc. 9.63% 2009 .......        10,000         10,725
Omnicare, Inc. 8.13% 2011* .............         5,000          5,050
Warner Chilcott, Inc. 12.63% 2008 ......        15,000         16,106

HEALTH SERVICES -- 0.8%
Beverly Enterprises, Inc. 9.00% 2006 ...        10,000          9,950
Columbia/HCA Healthcare Corp. 7.00%
  2007 .................................         5,000          4,862
Columbia/HCA Healthcare Corp. 7.25%
  2008 .................................        25,000         24,594
Manor Care, Inc. 8.00% 2008* ...........         5,000          5,079
Tenet Healthcare Corp. 7.88% 2003 ......        50,000         50,687
Tenet Healthcare Corp., Series B 8.13%
  2008 .................................        20,000         20,625
Triad Hospitals Holdings, Inc., Series B
  11.00% 2009 ..........................        25,000         27,500
UnitedHealth Group, Inc. 7.50% 2005 ....       290,000        307,638

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 0.8%
ALARIS Medical, Inc. zero coupon
  2008(2) ..............................  $     35,000   $      4,200
Beckman Coulter, Inc. 7.10% 2003 .......        75,000         75,197
Beckman Coulter, Inc. 7.45% 2008 .......        25,000         24,630
Bio-Rad Laboratories, Inc. 11.63%
  2007 .................................         7,000          7,490
Cardinal Health, Inc. 7.00% 2026 .......       270,000        279,034
Conmed Corp. 9.00% 2008 ................        45,000         42,300
MEDIQ/PRN Life Support Services, Inc.
  11.00% 2008(3) .......................        25,000            250
Packard BioScience, Inc. 9.38% 2007 ....        25,000         24,063
Universal Hospital Services, Inc. 10.25%
  2008 .................................        30,000         24,600
                                                         ------------
                                                            1,324,792
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 2.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
Dunlop Standard Aerospace Holdings PLC
  11.88% 2009 ..........................        35,000         37,450
K & F Industries, Inc., Series B 9.25%
  2007 .................................        40,000         41,200
SCL Term Aereo Santiago SA 6.95%
  2012* ................................       410,000        399,512

BUSINESS SERVICES -- 1.5%
Allied Waste North America, Inc. 7.63%
  2006 .................................        40,000         38,800
Boise Cascade Office Products Corp.
  7.05% 2005 ...........................       225,000        219,114
Federal Express Corp. 6.72% 2022 .......       172,198        174,825
Fisher Scientific International, Inc.
  9.00% 2008 ...........................         5,000          4,988
Iron Mountain, Inc. 8.13% 2008 .........         5,000          4,925
Neenah Corp., Series B 11.13% 2007 .....        10,000          4,350
Neenah Corp., Series F 11.13% 2007 .....        10,000          4,350
Owens & Minor, Inc. 10.88% 2006 ........        10,000         10,375
Pacifica Papers, Inc. 10.00% 2009 ......        10,000         10,800
Waste Management, Inc. 6.88% 2009 ......        10,000          9,824
Waste Management, Inc. 7.00% 2006 ......       170,000        170,969
Waste Management, Inc. 7.13% 2007 ......       200,000        198,590
World Color Press, Inc. 8.38% 2008 .....        20,000         20,500

MACHINERY -- 0.1%
Grove Worldwide, Inc., LLC 9.25%
  2008(3) ..............................        20,000          1,800
Hayes Lemmerz International, Inc.,
  Series B 9.13% 2007 ..................        20,000         14,400
Numatics, Inc., Series B 9.63% 2008 ....        10,000          6,900
Roller Bearing Co. of America, Inc.,
  Series B 9.63% 2007 ..................         5,000          4,550
Westinghouse Air Brake Co., Series B2
  9.38% 2005 ...........................        10,000          9,687

MULTI-INDUSTRY -- 0.4%
American Standard, Inc. 7.63% 2010 .....        15,000         14,850
Fortune Brands, Inc. 7.13% 2004* .......       230,000        232,231
Prestolite Electric, Inc. 9.63% 2008 ...        20,000          9,000

TRANSPORTATION -- 0.1%
AMR Corp. 10.20% 2020 ..................        50,000         54,632
                                                         ------------
                                                            1,698,622
                                                         ------------
INFORMATION & ENTERTAINMENT -- 4.0%
BROADCASTING & MEDIA -- 2.6%
Adelphia Communications Corp., Series B
  8.38% 2008 ...........................        15,000         14,250
AMC Entertainment, Inc. 9.50% 2009 .....        50,000         40,000
American Color Graphics, Inc. 12.75%
  2005 .................................        30,000         29,325

----------------
60

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
AT&T Wireless Services, Inc. 7.88%
  2011* ................................  $    220,000   $    220,011
Benedek Communications Corp. zero coupon
  2006(2) ..............................        40,000         26,400
Cablevision SA 13.75% 2009 .............        10,000          6,950
Century Communications Corp., Series B
  zero coupon 2008(2) ..................        65,000         29,250
Charter Communications Holdings Capital
  Corp. LLC 8.63% 2009 .................        60,000         57,750
Charter Communications Holdings Capital
  Corp. LLC zero coupon 2011(2) ........        15,000          9,375
Classic Cable, Inc. 10.50% 2010 ........        40,000         24,000
Comcast Cable Communications Corp. 8.50%
  2027 .................................        80,000         89,174
Crown Castle International Corp. zero
  coupon 2007#(2) ......................        45,000         37,125
Echostar DBS Corp. 9.38% 2009 ..........        70,000         70,175
Frontiervision Holdings LP zero coupon
  2007(2) ..............................        30,000         30,000
Frontiervision Holdings LP, Series B
  zero coupon 2007(2) ..................        20,000         20,050
Granite Broadcasting Corp. 8.88%
  2008 .................................        25,000         17,000
Insight Communications, Inc. zero coupon
  2011*(2) .............................        30,000         16,425
LIN Holdings Corp. zero coupon
  2008(2) ..............................        65,000         46,800
News America Holdings, Inc. 8.00%
  2016 .................................       330,000        337,870
Rogers Communications, Inc. 8.88%
  2007 .................................         5,000          5,063
Scholastic Corp. 7.00% 2003 ............        85,000         87,512
Sun Media Corp. 9.50% 2007 .............        15,000         15,225
Telewest Communications PLC 9.88%
  2010 .................................        10,000          9,400
United Pan-Europe Communications 11.25%
  2010 .................................        10,000          6,800
United Pan-Europe Communications 11.50%
  2010 .................................        20,000         13,200
Viacom, Inc. 7.70% 2010 ................       140,000        151,966
Viacom, Inc. 7.75% 2005 ................        80,000         85,621

ENTERTAINMENT PRODUCTS -- 0.1%
True Temper Sports, Inc., Series B
  10.88% 2008 ..........................        40,000         40,800

LEISURE & TOURISM -- 1.3%
Air Canada, Inc. 10.25% 2011* ..........        25,000         24,250
Continental Airlines, Inc., Series A
  6.65% 2017 ...........................        69,321         68,991
Continental Airlines, Inc., Series B
  6.47% 2004 ...........................        85,435         86,801
Delta Air Lines, Inc. 7.92% 2010 .......       170,000        183,478
Harrah's Operating Co., Inc. 8.00%
  2011* ................................       220,000        225,210
Hasbro, Inc. 7.95% 2003 ................         5,000          4,750
Hasbro, Inc. 8.50% 2006 ................         5,000          4,600
John Q. Hammons Hotels, Inc. 8.88%
  2004 .................................        10,000          9,600
Mandalay Resort Group 9.25% 2005 .......        20,000         20,000
Station Casinos, Inc. 8.88% 2008 .......        20,000         20,000
US Airways, Inc. 7.08% 2021 ............        95,000         97,169
                                                         ------------
                                                            2,282,366
                                                         ------------
INFORMATION TECHNOLOGY -- 1.9%
COMMUNICATION EQUIPMENT -- 0.0%
Concentric Network Corp. 12.75% 2007 ...        35,000         24,500

COMPUTERS & BUSINESS EQUIPMENT -- 0.0%
Seagate Technology International 12.50%
  2007* ................................        20,000         19,900

ELECTRONICS -- 0.7%
Amkor Technology, Inc. 10.50% 2009 .....        30,000         28,950
Amphenol Corp. 9.88% 2007 ..............         3,000          3,060
Eaton Corp. 7.65% 2029 .................       280,000        268,107
Fairchild Semiconductor International,
  Inc. 10.13% 2007 .....................        30,000         27,975

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
L-3 Communications Corp. 8.00% 2008 ....  $     20,000   $     19,750
SCG Holdings & Semiconductor Co., Series
  B 12.00% 2009 ........................        24,000         18,000
Viasystems, Inc. 9.75% 2007 ............        30,000         18,900

INTERNET CONTENT -- 0.0%
Exodus Communications, Inc. 11.63%
  2010 .................................        20,000         16,100

INTERNET SOFTWARE -- 0.0%
Covad Communications Group, Inc. 12.50%
  2009 .................................        15,000          1,800
PSINet, Inc. 11.00% 2009 ...............        10,000            850
PSINet, Inc. 11.50% 2008(3) ............        15,000          1,350
PSINet, Inc., Series B 10.00%
  2005(3) ..............................        25,000          2,250

TELECOMMUNICATIONS -- 1.2%
Adelphia Business Solutions, Inc.,
  Series B zero coupon 2003(2) .........        15,000         13,650
Adelphia Business Solutions, Inc.,
  Series B 12.25% 2004 .................        25,000         23,000
Alaska Communications Holdings, Inc.
  9.38% 2009 ...........................        25,000         21,000
BTI Telecom Corp. 10.50% 2007 ..........        10,000          1,500
Compania de Telecomunicaciones de Chile
  7.63% 2006 ...........................        50,000         49,752
Compania de Telecomunicaciones de Chile
  8.38% 2006 ...........................        60,000         61,643
e.Spire Communications, Inc. zero coupon
  2008(2)(3) ...........................        35,000          7,000
FairPoint Communications, Inc., Series B
  9.50% 2008 ...........................        10,000          8,300
GCI, Inc. 9.75% 2007 ...................        60,000         58,350
Global Crossing Holdings Ltd. 9.13%
  2006 .................................        20,000         18,850
GT Group Telecom, Inc. zero coupon
  2010(2) ..............................        45,000         17,100
Insight Midwest LP 9.75% 2009 ..........        30,000         31,200
Insight Midwest LP 10.50% 2010* ........        10,000         10,675
ITC Deltacom, Inc. 8.88% 2008 ..........        15,000         12,300
ITC Deltacom, Inc. 9.75% 2008 ..........        25,000         20,000
ITC Deltacom, Inc. 11.00% 2007 .........        10,000          8,300
KMC Telecom Holdings, Inc. zero coupon
  2008(2) ..............................        40,000          3,400
Level 3 Communications, Inc. 9.13%
  2008 .................................        35,000         24,850
Level 3 Communications, Inc. 11.25%
  2010 .................................        10,000          7,800
McLeodUSA, Inc. 8.13% 2009 .............         5,000          4,250
McLeodUSA, Inc. 8.38% 2008 .............         5,000          4,275
McLeodUSA, Inc. 9.25% 2007 .............        15,000         13,350
McLeodUSA, Inc. 9.50% 2008 .............        15,000         13,350
Motient Corp., Series B 12.25% 2008 ....         5,000          2,125
Nextel Communications, Inc. zero coupon
  2007(2) ..............................        90,000         63,900
Nextel Communications, Inc. 9.38%
  2009 .................................         5,000          4,231
Nextel Communications, Inc. 9.50%
  2011* ................................        10,000          8,438
NEXTLINK Communications, Inc. zero
  coupon 2008(2) .......................        55,000         21,450
NTL Communications Corp., Series B zero
  coupon 2008(2) .......................        65,000         38,350
RCN Corp. zero coupon 2008(2) ..........        50,000         11,500
RCN Corp. zero coupon 2007(2) ..........        30,000          8,400
Rogers Cantel, Inc. 9.38% 2008 .........        10,000         10,375
Satelites Mexicanos SA de CV, Series B
  10.13% 2004 ..........................        20,000         12,700
Telecommunications Techniques Co. LLC
  9.75% 2008 ...........................        25,000         20,500
Time Warner Telecom, Inc. 9.75% 2008 ...        15,000         14,700
Williams Communications Group, Inc.
  10.88% 2009 ..........................        20,000         14,700
WinStar Communications, Inc. 12.75%
  2010(3) ..............................        20,000          6,600
                                                         ------------
                                                            1,123,356
                                                         ------------

----------------
62

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MATERIALS -- 3.0%
CHEMICALS -- 1.3%
Avecia Group PLC 11.00% 2009 ...........  $     15,000   $     15,825
Georgia Gulf Corp. 10.38% 2007 .........        35,000         36,400
ICI Wilmington, Inc. 6.95% 2004 ........       320,000        327,219
Lyondell Chemical Co. 9.80% 2020 .......        20,000         19,200
Lyondell Chemical Co., Series B 9.88%
  2007 .................................        55,000         56,513
Pioneer Americas Acquisition Corp.,
  Series B 9.25% 2007(3) ...............        15,000          3,600
PMD Group, Inc. 11.00% 2011* ...........         5,000          5,200
Praxair, Inc. 6.75% 2003 ...............       195,000        199,647
Resolution Performance Products, Inc.
  13.50% 2010* .........................        10,000         10,600
Sterling Chemicals, Inc. 12.38% 2006 ...        20,000         18,400
Texas Petrochemical Corp., Series B
  11.13% 2006 ..........................        35,000         28,875

FOREST PRODUCTS -- 1.3%
Abitibi-Consolidated, Inc. 8.55%
  2010 .................................       270,000        287,553
Caraustar Industries, Inc. 9.88%
  2011* ................................        25,000         24,031
Consumers International, Inc. 10.25%
  2005 .................................        20,000          7,600
Crown Cork & Seal Co., Inc. 8.38%
  2005 .................................        30,000         18,900
Doman Industries Ltd. 12.00% 2004 ......        30,000         30,750
Gaylord Container Corp. 9.75% 2007 .....        10,000          6,500
Gaylord Container Corp., Series B 9.38%
  2007 .................................        15,000          9,450
Owens-Illinois, Inc. 7.15% 2005 ........        10,000          8,000
Owens-Illinois, Inc. 7.50% 2010 ........        30,000         21,900
Owens-Illinois, Inc. 7.85% 2004 ........         5,000          4,150
Packaging Corp. of America 9.63%
  2009 .................................        10,000         10,700
Paperboard Industries International,
  Inc. 8.38% 2007 ......................        10,000          8,700
Silgan Holdings, Inc. 9.00% 2009 .......        15,000         14,700
Sonoco Products Co. 7.00% 2004 .........       270,000        278,367
Stone Container Corp. 9.25% 2008* ......         5,000          5,075
Stone Container Corp. 9.75% 2011* ......        20,000         20,350
Tembec Industries, Inc. 8.50% 2011* ....         5,000          5,125

METALS & MINERALS -- 0.4%
AK Steel Corp. 7.88% 2009 ..............        50,000         46,250
Alcan, Inc. 6.45% 2011 .................       110,000        109,657
Algoma Steel, Inc. 12.38% 2005(3) ......        20,000          6,200
BWAY Corp., Series B 10.25% 2007 .......        25,000         22,500
Century Aluminum Co. 11.75% 2008* ......        10,000          9,882
Consumers Packaging, Inc. 9.75%
  2007(3) ..............................        10,000            400
National Steel Corp. 9.88% 2009 ........        35,000         12,950
P&L Coal Holdings Corp., Series B 9.63%
  2008 .................................        20,000         21,000
Weirton Steel Corp. 10.75% 2005 ........        10,000          3,900
Weirton Steel Corp. 11.38% 2004 ........        30,000         12,150
                                                         ------------
                                                            1,728,219
                                                         ------------
MUNICIPAL BONDS -- 1.9%
MUNICIPAL BONDS -- 1.9%
Allentown Pennsylvania 6.20% 2005 ......       290,000        298,764
Fresno County California Pension
  Obligation 6.07% 2003 ................       100,000        102,575
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........       200,000        205,082
Huntsville Alabama Solid Waste Disposal
  Authority 5.95% 2003 .................       105,000        107,245
Miami Florida Revenue 7.25% 2003 .......       130,000        137,112
Phoenix Arizona Civic Improvement Corp.
  6.30% 2008 ...........................       100,000        102,796

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
Southern California Public Power
  Authority Project 6.93% 2017 .........  $    125,000   $    128,730
                                                         ------------
                                                            1,082,304
                                                         ------------
REAL ESTATE -- 1.0%
REAL ESTATE COMPANIES -- 0.4%
E.O.P. Operating LP 6.38% 2003 .........       120,000        121,587
Susa Partnership LP 6.95% 2006 .........        95,000         95,441

REAL ESTATE INVESTMENT TRUSTS -- 0.6%
Avalonbay Communities, Inc. 7.50%
  2010 .................................       320,000        332,095
                                                         ------------
                                                              549,123
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 31.0%
U.S. GOVERNMENT & AGENCIES -- 31.0%
Federal Home Loan Mortgage Corp. 6.50%
  2022 .................................       160,000        160,949
Federal Home Loan Mortgage Corp. 6.50%
  2023 .................................        96,000         96,900
Federal Home Loan Mortgage Corp. 6.50%
  2029 .................................       411,505        410,604
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................        45,000         46,504
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................       117,471        121,986
Federal Home Loan Mortgage Corp. 8.50%
  2008 .................................       133,159        139,238
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................        30,706         32,649
Federal National Mortgage Association
  5.25% 2003 ...........................       510,000        515,819
Federal National Mortgage Association
  5.75% 2008 ...........................       740,000        750,634
Federal National Mortgage Association
  6.00% 2028 ...........................       824,202        805,146
Federal National Mortgage Association
  6.18% 2008 ...........................        24,254         24,683
Federal National Mortgage Association
  6.27% 2007 ...........................        82,264         84,250
Federal National Mortgage Association
  6.30% 2008 ...........................        43,557         44,632
Federal National Mortgage Association
  6.34% 2008 ...........................        18,974         19,496
Federal National Mortgage Association
  6.36% 2008 ...........................       125,869        129,086
Federal National Mortgage Association
  6.43% 2008 ...........................        24,144         24,914
Federal National Mortgage Association
  6.59% 2007 ...........................        96,411        100,267
Federal National Mortgage Association
  6.90% 2007 ...........................       295,085        309,193
Federal National Mortgage Association
  6.98% 2007 ...........................        23,087         24,269
Federal National Mortgage Association
  7.04% 2007 ...........................        76,972         81,438
Federal National Mortgage Association
  7.28% 2006 ...........................        43,207         46,075
Federal National Mortgage Association
  7.39% 2021 ...........................        37,117         38,757
Federal National Mortgage Association
  7.50% 2030 ...........................       130,302        133,151
Federal National Mortgage Association
  7.75% 2021 ...........................       171,344        172,683
Federal National Mortgage Association
  8.00% 2006 ...........................        22,889         23,676
Government National Mortgage Association
  7.00% 2023 ...........................        39,874         40,653
Government National Mortgage Association
  7.25% 2027 ...........................       340,304        347,376
Government National Mortgage Association
  7.50% 2022 ...........................        13,056         13,443
Government National Mortgage Association
  7.50% 2023 ...........................        53,135         54,662
Government National Mortgage Association
  7.50% 2027 ...........................       311,525        319,506
Government National Mortgage Association
  8.50% 2017 ...........................        38,769         40,974
Government National Mortgage Association
  9.00% 2021 ...........................         9,539         10,121
Overseas Private Investment Corp.,
  Series 96-A 6.99% 2009 ...............       120,833        126,949
United States Treasury Bonds 5.25%
  2028 .................................       335,000        317,516
United States Treasury Bonds 5.50%
  2028 .................................        35,000         34,365
United States Treasury Bonds 6.13%
  2029 .................................       500,000        536,955
United States Treasury Bonds 9.00%
  2018 .................................     3,150,000      4,361,270
United States Treasury Bonds 9.25%
  2016 .................................       170,000        234,865

----------------
64

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Bonds 12.00%
  2013 .................................  $  3,450,000   $  4,910,316
United States Treasury Notes 3.63%
  2008 .................................     1,212,915      1,240,958
United States Treasury Notes 4.75%
  2008 .................................       475,000        469,509
United States Treasury Notes 5.50%
  2009 .................................       150,000        155,226
United States Treasury Notes 5.63%
  2008 .................................       200,000        208,844
United States Treasury Strip Bonds zero
  coupon 2012 ..........................       325,000        184,805
                                                         ------------
                                                           17,945,312
                                                         ------------
UTILITIES -- 3.5%
ELECTRIC UTILITIES -- 1.9%
AES Corp. 8.88% 2011 ...................        20,000         20,326
Calpine Corp. 8.63% 2010 ...............        25,000         25,644
Conectiv, Inc. 6.38% 2005 ..............        75,000         78,307
Peco Energy Transition Trust 6.52%
  2010 .................................       210,000        212,230
Progress Energy, Inc. 7.10% 2011 .......       310,000        319,216
Public Service Electric & Gas Co.,
  Series A 8.88% 2003 ..................        47,000         50,135
ScottishPower PLC, Series H 6.38%
  2008 .................................       250,000        243,752
UtiliCorp United, Inc. 6.88% 2004 ......        90,000         92,316
WESCO Distribution, Inc., Series B 9.13%
  2008 .................................        25,000         23,812
Western Resources, Inc. 6.88% 2004 .....        15,000         14,572
Western Resources, Inc. 7.13% 2009 .....        20,000         18,692

GAS & PIPELINE UTILITIES -- 0.8%
Dynegy Holdings, Inc. 6.88% 2011 .......       240,000        237,468
Energen Corp. 7.63% 2010 ...............       220,000        225,137

TELEPHONE -- 0.8%
Alestra SA 12.13% 2006 .................        55,000         47,300
GTE Corp. 6.36% 2006 ...................       220,000        223,762
MCI Communications Corp. 6.13%
  2002(4) ..............................        55,000         54,994
Viatel, Inc. 11.25% 2008(3) ............        25,000          3,750
WorldCom, Inc. 7.38% 2006* .............        40,000         40,576
WorldCom, Inc. 7.55% 2004 ..............       115,000        117,626
                                                         ------------
                                                            2,049,615
                                                         ------------
TOTAL BONDS & NOTES (cost
  $43,125,500)..........................                   43,606,541
                                                         ------------

WARRANTS -- 0.0%+
                                            WARRANTS
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
Mattress Discounters Holding Corp.
  7/15/07 ..............................            20            150
                                                         ------------
INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
GT Group Telecom, Inc. 2/01/10* ........            15            420
KMC Telecom Holdings, Inc. 4/15/08
  *(5) .................................            20              1
                                                         ------------
                                                                  421
                                                         ------------
TOTAL WARRANTS (cost $1,088)............                          571
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
  $52,884,757)..........................                   51,108,978
                                                         ------------

                                                                ----------------

SHORT-TERM SECURITIES -- 4.4%               PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 0.7%
Popular North America, Inc., Series C
  6.75% due 8/09/01 ....................  $    125,000   $    125,764
Private Export Funding Corp., Series NN
  7.30% due 1/31/02 ....................       265,000        270,880
                                                         ------------
                                                              396,644
                                                         ------------
NON-U.S. GOVERNMENT OBLIGATIONS -- 1.6%
Government of France 5.50% due
  10/12/01..............................  EUR 1,080,000       954,658
                                                         ------------
U.S. GOVERNMENT & AGENCIES -- 2.1%
Federal Home Loan Mortgage Corp. 5.13%
  due 4/02/01...........................     1,200,000      1,199,829
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
  $2,599,344)...........................                    2,551,131
                                                         ------------

REPURCHASE AGREEMENTS -- 8.2%
----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.2%
State Street Bank & Trust Co. Joint
  Repurchase Agreement Account (Note
  3)....................................                    1,138,000
UBS Warburg LLC Joint Repurchase
  Agreement Account (Note 3)............                    2,565,000
UBS Warburg LLC Joint Repurchase
  Agreement Account (Note 3)............                    1,000,000
                                                         ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $4,703,000).....................                    4,703,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $60,187,101)                            101.0%       58,363,109
Liabilities in excess of other assets --         (1.0)         (567,466)
                                           ----------      ------------
NET ASSETS --                                   100.0%     $ 57,795,643
                                           ==========      ============

-------------
ADR -- American Depository Receipt
+   Non-income producing security
#  Security represents an investment in an affiliated company; See Note 8
*  Resale restricted to qualified institutional buyers
(1) PIK -- ("Payment-in-Kind") payment made with additional securities in lieu of cash.
(2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
(3) Bond in default
(4) Variable rate security; rate as of March 31, 2001
(5) Fair valued security; see Note 2

----------------
66

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------
      CONTRACT               IN           DELIVERY   GROSS UNREALIZED
     TO DELIVER         EXCHANGE FOR        DATE       APPRECIATION
---------------------------------------------------------------------
EUR*    20,000            USD   17,774    04/27/01        $   177
EUR     20,000            USD   17,763    05/07/01            165
EUR     10,000            USD    8,894    05/07/01             95
EUR     25,000            USD   23,360    05/07/01          1,362
EUR     20,000            USD   17,938    05/07/01            340
EUR*    20,000            USD   18,427    05/14/01            827
EUR     25,000            USD   23,319    11/09/01          1,298
EUR     10,000            USD    9,092    11/09/01            284
EUR     20,000            USD   18,070    11/09/01            453
HKD*     5,000             USD     642    05/10/01              1
HKD    190,000            USD   24,366    05/10/01              8
HKD*    25,000            USD    3,210    06/27/01              6
HKD    180,000            USD   23,141    06/27/01             66
JPY     350,000           USD    3,397    04/12/01            603
JPY    1,500,000          USD   13,280    04/27/01          1,280
JPY     725,000           USD    6,239    04/27/01            439
JPY     600,000           USD    5,184    04/27/01            384
JPY    1,000,000          USD    8,181    04/27/01            181
JPY    1,000,000          USD    8,429    10/26/01            256
JPY     700,000           USD    6,016    11/09/01            285
USD*    17,230             EUR  20,000    04/27/01            367
USD      8,808             EUR  10,000    11/09/01              7
                                                          -------
                                                            8,884
                                                          -------

                                                GROSS UNREALIZED
                                                  DEPRECIATION
----------------------------------------------------------------
EUR*    30,000       USD   25,286    04/27/01         (1,109)
EUR*    25,000       USD   21,386    04/27/01           (610)
EUR*   150,000       USD  128,325    05/07/01         (3,661)
USD*    27,481        EUR  30,000    04/27/01         (1,086)
USD*     9,160        EUR  10,000    04/27/01           (362)
USD*    28,514        EUR  30,000    05/07/01         (2,117)
USD*    13,772        EUR  15,000    05/07/01           (573)
USD*    37,460        EUR  40,000    05/07/01         (2,264)
USD*     9,189        EUR  10,000    05/07/01           (389)
USD*    13,784        EUR  15,000    05/07/01           (585)
USD*     9,101        EUR  10,000    05/07/01           (302)
USD*     9,281        EUR  10,000    05/07/01           (482)
USD*     9,205        EUR  10,000    05/14/01           (406)
USD*       643        HKD   5,000    05/10/01             (2)
USD*     7,693        HKD  60,000    05/10/01             (1)
USD*     3,213        HKD  25,000    06/27/01             (8)
USD*     5,141        HKD  40,000    06/27/01            (14)
USD      9,563      JPY 1,100,000    04/27/01           (763)
                                                    --------
                                                     (14,734)
                                                    --------
Net Unrealized Depreciation...................      $ (5,850)
                                                    ========

-------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR    --  Euro                         JPY    --  Japanese Yen
HKD    --  Hong Kong Dollar             USD    --  United States Dollar

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
ASSET ALLOCATION:
DIVERSIFIED GROWTH
PORTFOLIO                                 INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 63.8%
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.5%
APPAREL & TEXTILES -- 0.4%
Cintas Corp. ...........................           403   $     15,886
Gucci Group NV .........................         3,588        300,136
Nike, Inc., Class B ....................         1,493         60,541
Swatch Group AG+ .......................           281         60,888
Swatch Group AG, Class B ...............           197        204,919

AUTOMOTIVE -- 0.6%
Bayerische Motoren Werke AG ............        12,776        388,534
Delphi Automotive Systems Corp. ........           404          5,725
Ford Motor Co. .........................        10,714        301,278
General Motors Corp. ...................         3,954        205,015
Honda Motor Co., Ltd.+ .................         5,000        203,951
Lear Corp.+ ............................           210          6,153
TRW, Inc. ..............................           504         17,136

HOUSING -- 0.6%
CRH PLC+ ...............................         5,313         81,325
CRH PLC GDR ............................        21,258        325,391
Lowe's Cos., Inc. ......................         9,888        577,954
Whirlpool Corp. ........................           403         20,146

RETAIL -- 1.9%
Albertson's, Inc. ......................         4,782        152,163
Best Buy Co., Inc.+ ....................         1,428         51,351
Costco Wholesale Corp.+ ................           807         31,675
Dollar General Corp. ...................           731         14,942
Fast Retailing Co., Ltd. ...............           500         82,855
Federated Department Stores, Inc.+ .....         2,822        117,254
Gap, Inc. ..............................         5,355        127,021
Kohl's Corp.+ ..........................         3,900        240,591
Kroger Co.+ ............................         2,219         57,228
Limited, Inc. ..........................         4,512         70,929
May Department Stores Co. ..............           184          6,528
Metro AG ...............................         3,356        142,654
Radioshack Corp. .......................           353         12,952
Rite Aid Corp.+ ........................         3,970         26,559
Safeway, Inc.+ .........................           908         50,076
Sears, Roebuck & Co. ...................         4,083        144,007
Staples, Inc.+ .........................         7,154        106,416
Starbucks Corp.+ .......................         2,106         89,373
Target Corp. ...........................         4,609        166,293
Tesco PLC ..............................        83,412        297,109
Tiffany & Co. ..........................           202          5,504
TJX Cos., Inc. .........................         1,311         41,952
Wal-Mart Stores, Inc. ..................        16,600        838,300

----------------
68

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Walgreen Co. ...........................        11,300   $    461,040
                                                         ------------
                                                            6,109,750
                                                         ------------
CONSUMER STAPLES -- 4.0%
FOOD, BEVERAGE & TOBACCO -- 3.2%
Anheuser-Busch Cos., Inc. ..............        16,319        749,532
Archer-Daniels-Midland Co. .............         1,482         19,488
Campbell Soup Co. ......................           605         18,071
Coca-Cola Co.@ .........................         7,771        350,938
Coca-Cola Enterprises, Inc. ............         5,320         94,590
Companhia de Bebidas das Americas
 ADR ...................................         4,093         95,571
ConAgra Foods, Inc. ....................         2,783         50,762
Danone .................................         2,010        254,267
Fortune Brands, Inc. ...................           549         18,886
Heinz (H.J.) Co. .......................         2,310         92,862
Kellogg Co. ............................         4,067        109,931
Nestle SA ..............................           256        533,613
Pepsi Bottling Group, Inc. .............           380         14,444
PepsiCo, Inc. ..........................        22,174        974,547
Philip Morris Cos., Inc. ...............        30,782      1,460,606
Quaker Oats Co. ........................         4,616        452,368
Ralston Purina Group ...................         3,286        102,359
Tabacalera SA ..........................         2,790         34,361

HOUSEHOLD PRODUCTS -- 0.8%
Avon Products, Inc. ....................         1,419         56,746
Clorox Co. .............................         2,738         86,110
Colgate-Palmolive Co. ..................         2,638        145,776
Estee Lauder Cos., Inc., Class A .......         3,500        127,470
Gillette Co. ...........................         4,838        150,800
Kimberly-Clark Corp. ...................         3,508        237,948
Newell Rubbermaid, Inc. ................           908         24,062
Procter & Gamble Co. ...................         6,092        381,359
Shiseido Co., Ltd. .....................        10,000         98,869
Unilever NV ............................           605         31,847
Unilever PLC ...........................         5,244         37,767
                                                         ------------
                                                            6,805,950
                                                         ------------
ENERGY -- 7.1%
ENERGY SERVICES -- 0.9%
Baker Hughes, Inc. .....................         9,963        361,757
BJ Services Co.+ .......................           101          7,191
Halliburton Co. ........................         4,414        162,215
Schlumberger Ltd. ......................         7,868        453,275
Transocean Sedco Forex, Inc. ...........        11,361        492,499
USX-Marathon Group, Inc. ...............           504         13,583

ENERGY SOURCES -- 6.2%
Amerada Hess Corp. .....................           312         24,373
Anadarko Petroleum Corp. ...............         3,102        194,744
Apache Corp. ...........................         4,806        276,874
Arch Coal, Inc. ........................           300          8,994

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
BP Amoco PLC ...........................        71,697   $    592,157
BP Amoco PLC ADR .......................         3,305        163,994
Burlington Resources, Inc. .............           504         22,554
Chevron Corp. ..........................         4,426        388,603
Conoco, Inc., Class A ..................         2,962         83,232
Conoco, Inc., Class B ..................         4,931        139,301
ENI SpA ................................        99,455        647,430
Enron Corp.@ ...........................        15,972        927,973
EOG Resources, Inc. ....................         1,023         42,178
Exxon Mobil Corp.@ .....................        30,287      2,453,247
Kerr-McGee Corp. .......................           403         26,155
Occidental Petroleum Corp. .............         1,614         39,946
PanCanadian Petroleum Ltd.+ ............         3,000         82,747
Petroleo Brasileiro SA ADR .............         6,051        144,014
Phillips Petroleum Co. .................           816         44,921
Royal Dutch Petroleum Co.-NY Shares@ ...        14,747        817,574
Shell Transport & Trading Co. PLC@ .....       149,766      1,156,179
Suncor Energy, Inc. ....................         6,295        161,815
Texaco, Inc. ...........................         1,614        107,170
Tosco Corp. ............................         1,878         80,303
Total Fina SA, Class B@ ................        12,077      1,630,805
TXU Corp. ..............................         4,440        183,461
Unocal Corp. ...........................         6,144        212,398
                                                         ------------
                                                           12,143,662
                                                         ------------
FINANCE -- 15.1%
BANKS -- 5.0%
AmSouth Bancorp. .......................         1,048         17,617
Banca Commerciale Italiana .............         5,244         28,648
Banco Popular Espanol SA ...............         3,429        112,666
Bank of America Corp. ..................        14,122        773,179
Bank of New York Co., Inc. .............        11,036        543,413
Bank of Nova Scotia ....................         8,966        229,679
Bank One Corp. .........................         7,608        275,257
BB&T Corp. .............................         2,820         99,179
Charter One Financial, Inc. ............         5,008        141,726
Comerica, Inc. .........................         9,075        558,113
DBS Group Holdings Ltd. ADR ............        19,141        172,900
Den Danske Bank A/S ....................        10,125        159,906
Fifth Third Bancorp ....................        14,915        797,020
First Tennessee National Corp. .........         1,311         40,510
First Union Corp. ......................         4,841        159,753
FleetBoston Financial Corp. ............         8,463        319,478
Intesa BCI SpA+ ........................        75,348        287,671
J.P. Morgan Chase & Co. ................        11,012        494,439
Julius Baer Holdings Ltd., Class B .....            77        343,899
Keppel Capital Holdings Ltd. ...........         4,650          5,901
KeyCorp. ...............................         2,124         54,799
M&T Bank Corp. .........................           110          7,689
National City Corp. ....................         5,041        134,847
Northern Trust Corp. ...................         2,000        125,000

----------------
70

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Overseas Chinese Bank Corp., Ltd. ......        10,400   $     67,431
PNC Financial Services Group, Inc. .....         2,091        141,665
Royal Bank of Scotland Group PLC .......        10,108        229,365
San Paolo-IMI SpA ......................        13,632        183,359
Societe Generale, Class A ..............         1,370         84,363
State Street Corp. .....................         1,834        171,296
SunTrust Banks, Inc. ...................         1,815        117,612
Synovus Financial Corp. ................         2,350         63,450
Toronto-Dominion Bank ..................         8,845        221,532
U.S. Bancorp ...........................        38,432        891,611
Wells Fargo & Co. ......................        11,311        559,555
Zions Bancorp ..........................           303         15,783

FINANCIAL SERVICES -- 8.2%
Aiful Corp. ............................           850         74,422
American Express Co. ...................         5,126        211,704
American General Corp. .................         5,989        229,079
Bear Stearns Cos., Inc. ................           160          7,318
C.I.T. Group, Inc., Class A ............         1,412         40,779
Capital One Financial Corp. ............         7,108        394,494
Charles Schwab Corp. ...................        25,650        395,523
Citigroup, Inc.@ .......................        56,729      2,551,670
Compagnie Financiere Richemont AG ......            89        199,978
Dexia ..................................         1,124        165,127
Dow Jones & Co., Inc. ..................         1,722         90,147
Fannie Mae@ ............................        16,130      1,283,948
Fortis (B) .............................         4,613        120,727
Fortis NV. .............................         8,986        234,541
Freddie Mac ............................         4,293        278,315
Goldman Sachs Group, Inc. ..............         8,054        685,395
H&R Block, Inc. ........................           101          5,056
Household International, Inc. ..........         3,842        227,600
HypoVereinsbank ........................         2,843        153,061
ING Groep NV@ ..........................        18,956      1,233,994
Investor AB+ ...........................        37,302        451,067
Lehman Brothers Holdings, Inc. .........         1,311         82,200
MBNA Corp. .............................        16,056        531,454
Mellon Financial Corp. .................         2,958        119,858
Merrill Lynch & Co., Inc.@ .............         4,491        248,801
Morgan Stanley, Dean Witter & Co.@ .....        16,016        856,856
Nikko Securities Co., Ltd. .............        79,000        553,856
Paychex, Inc. ..........................         5,800        214,963
Providian Financial Corp. ..............        17,965        881,183
Prudential PLC .........................         9,149         97,700
Stilwell Financial, Inc. ...............         1,032         27,678
Sun Life Financial Services, Inc. ......         9,286        179,585
Svenska Handelsbanken AB ...............        13,161        188,313
T. Rowe Price Group, Inc. ..............         1,799         56,331
TD Waterhouse Group, Inc.+ .............           918          9,914
USA Education, Inc. ....................         2,017        146,535
Washington Mutual, Inc. ................        16,377        896,641

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE -- 1.9%
ACE Ltd. ...............................         6,700   $    246,292
AFLAC, Inc. ............................         1,106         30,459
Allianz AG .............................         1,432        411,932
American International Group, Inc.# ....         8,718        701,799
Aon Corp. ..............................         1,505         53,428
AXA SA de CV ...........................         1,089        120,611
Berkshire Hathaway, Inc., Class B+ .....           107        232,832
Chubb Corp. ............................         1,230         89,101
CIGNA Corp. ............................         4,318        463,581
CNA Financial Corp.+ ...................           303         10,608
Franklin Resources, Inc. ...............           504         19,712
Hartford Financial Services Group,
 Inc. ..................................         1,901        112,159
Jefferson-Pilot Corp. ..................           252         17,108
John Hancock Financial Services ........           303         11,650
Lincoln National Corp. .................           837         35,548
MGIC Investment Corp. ..................           908         62,125
Muenchener Rueckversicherungs AG .......         1,280        377,553
Progressive Corp. ......................           202         19,604
Torchmark Corp. ........................           792         30,753
UnumProvident Corp. ....................           303          8,854
Zurich Financial Services AG ...........           532        174,753
                                                         ------------
                                                           25,986,586
                                                         ------------
HEALTHCARE -- 9.9%
DRUGS -- 6.7%
Abbott Laboratories, Inc. ..............         9,943        469,210
Allergan, Inc. .........................         6,600        489,390
American Home Products Corp.@ ..........        21,703      1,275,051
Ares Serono SA .........................           225        181,530
AstraZeneca Group PLC@ .................        23,560      1,123,382
Aventis SA .............................         8,428        647,993
Bristol-Myers Squibb Co.@ ..............        12,417        737,570
Eisai Co. Ltd.+ ........................         3,000         74,570
Elan Corp. PLC+ ........................         5,623        301,740
Eli Lilly & Co. ........................         7,457        571,654
Fujisawa Pharmaceutical Co. ............         1,400         29,669
Genentech, Inc.+ .......................         5,900        297,950
GlaxoSmithKline PLC+ ...................        25,143        656,877
Merck & Co., Inc.@ .....................        25,426      1,929,833
Pfizer, Inc.@ ..........................        32,550      1,332,923
Pharmacia Corp. ........................         7,301        367,751
Sankyo Co., Ltd. .......................         9,000        176,028
Schering-Plough Corp.@ .................        16,193        591,530
Shionogi & Co., Ltd. ...................         5,000         76,880
Takeda Chemical Industries Ltd. ........         4,000        192,798

HEALTH SERVICES -- 0.7%
Aetna, Inc.+ ...........................           303         10,884
HCA Healthcare Co. .....................         6,007        241,902
HEALTHSOUTH Corp.+ .....................         1,445         18,626
IMS Health, Inc. .......................         2,017         50,223
Quest Diagnostics, Inc.+ ...............           454         40,347

----------------
72

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Stryker Corp. ..........................           202   $     10,555
Tenet Healthcare Corp.+ ................         1,038         45,672
UnitedHealth Group, Inc. ...............        11,812        699,979
Wellpoint Health Networks, Inc.+ .......           504         48,036

MEDICAL PRODUCTS -- 2.5%
Akzo Nobel NV ..........................        11,206        462,928
Applera Corp. ..........................         6,300        174,825
Baxter International, Inc. .............         1,448        136,315
Becton Dickinson & Co. .................           807         28,503
Boston Scientific Corp.+ ...............         2,118         42,741
Cardinal Health, Inc. ..................         3,605        348,784
Johnson & Johnson@ .....................        19,919      1,742,315
Medtronic, Inc. ........................        10,200        466,548
Sanofi-Synthelabo SA ...................        14,755        820,334
Smith & Nephew PLC+ ....................         9,361         40,782
St. Jude Medical, Inc.+ ................           110          5,924
                                                         ------------
                                                           16,960,552
                                                         ------------
INDUSTRIAL & COMMERCIAL -- 5.5%
AEROSPACE & MILITARY TECHNOLOGY -- 0.6%
BAE SYSTEMS PLC ........................        20,964         93,415
Boeing Co. .............................         6,492        361,669
General Dynamics Corp. .................         1,103         69,202
Lockheed Martin Corp. ..................         3,719        132,582
Rockwell International Corp. ...........         2,124         77,208
United Technologies Corp. ..............         3,885        284,771

BUSINESS SERVICES -- 2.6%
Cendant Corp.+ .........................         4,658         67,960
Convergys Corp.+ .......................         2,206         79,570
Electronic Data Systems Corp. ..........         8,723        487,267
Fiserv, Inc.+ ..........................           504         22,546
General Electric Co.@ ..................        69,275      2,899,852
Republic Services, Inc., Class A+ ......           850         15,938
Service Corp. International+ ...........        10,300         48,925
SYSCO Corp. ............................        21,909        580,808
Waste Management, Inc. .................         9,372        231,488

ELECTRICAL EQUIPMENT -- 0.2%
Dover Corp. ............................         3,099        111,068
Emerson Electric Co. ...................         2,966        183,773
Johnson Controls, Inc. .................           504         31,480
Siebe PLC ..............................        37,105         70,559

MACHINERY -- 0.3%
Alstom .................................         3,846        105,390
Caterpillar, Inc. ......................         3,016        133,850
Cooper Industries, Inc. ................           900         30,105
Danaher Corp. ..........................           403         21,988
Illinois Tool Works, Inc. ..............         1,261         71,675
Ingersoll-Rand Co. .....................           194          7,704
Sandvik AB .............................         8,514        155,046

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 1.5%
Avery Dennison Corp. ...................           876   $     45,570
Bouygues SA ............................         5,500        183,857
Honeywell International, Inc. ..........         4,448        181,478
Minnesota Mining & Manufacturing Co. ...         1,165        121,043
Sara Lee Corp. .........................         5,174        111,655
Smiths Industries PLC ..................        11,142        122,066
Textron, Inc. ..........................           101          5,741
Tyco International Ltd.@ ...............        42,575      1,840,517

TRANSPORTATION -- 0.3%
AMR Corp.+ .............................           202          7,094
Burlington Northern Santa Fe Corp. .....         7,285        221,318
CSX Corp. ..............................         1,104         37,205
Deutsche Post AG .......................         6,923        118,149
Norfolk Southern Corp. .................           504          8,437
Union Pacific Corp. ....................           875         49,219
United Parcel Service, Inc., Class B ...           202         11,494
                                                         ------------
                                                            9,440,682
                                                         ------------
INFORMATION & ENTERTAINMENT -- 4.7%
BROADCASTING & MEDIA -- 3.9%
America Movil SA de CV ADR+ ............           578          8,468
AOL Time Warner, Inc.+ .................        17,700        710,655
ASATSU-DK, Inc. ........................         1,300         28,792
AT&T Corp. -- Liberty Media Group, Class
 A+ ....................................        16,900        236,600
Carlton Communications PLC .............        28,174        156,728
Clear Channel Communications, Inc.+ ....         6,800        370,260
Comcast Corp., Class A+ ................           965         40,470
EchoStar Communications Corp., Class
 A+ ....................................         5,000        138,437
Fuji Television Network, Inc. ..........            14         97,817
Granada Compass PLC ....................        63,534        156,204
Grupo Televisa SA GDR+ .................         4,255        142,160
Havas Advertising SA ...................        16,194        194,598
Interpublic Group Cos., Inc. ...........           700         24,045
Knight Ridder, Inc. ....................           150          8,057
McGraw-Hill Cos., Inc. .................         1,541         91,921
New York Times Co., Class A ............         1,311         53,712
News Corp., Ltd. ADR ...................         8,085        253,869
Nippon Television Network Corp.@ .......           320         99,426
Omnicom Group, Inc. ....................         3,200        265,216
Orange SA+ .............................           142          1,212
Publicis Groupe SA .....................         3,559        108,014
Singapore Press Holdings Ltd. ..........         9,000         98,753
Societe Television Francaise 1 .........         6,666        227,820
The Walt Disney Co. ....................        34,052        973,887
Tribune Co. ............................         2,118         86,287
United Business Media PLC ..............        15,874        144,847
Univision Communications, Inc., Class
 A+ ....................................         6,400        244,224
USA Networks, Inc.+ ....................         1,997         47,803
Viacom, Inc., Class B+@ ................        22,378        983,961
Vivendi Universal ADR ..................         4,690        284,448
Wolters Kluwer NV ......................         3,077         77,118

----------------
74

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
WPP Group PLC ..........................        29,616   $    313,950

ENTERTAINMENT PRODUCTS -- 0.1%
Canon, Inc. ............................         2,000         72,498
Eastman Kodak Co. ......................         2,160         86,163
Mattel, Inc. ...........................           202          3,584
SONY CORP. .............................         1,800        127,629

LEISURE & TOURISM -- 0.7%
Carnival Corp. .........................         2,824         78,140
Compass Group PLC+ .....................        55,713        396,893
Delta Air Lines, Inc. ..................           605         23,898
Marriott International, Inc., Class
 A .....................................         5,000        205,900
McDonald's Corp. .......................         6,210        164,875
MGM Mirage, Inc.+ ......................         1,109         27,836
Royal Caribbean Cruises Ltd. ...........           303          6,984
Southwest Airlines Co. .................        12,450        220,987
Starwood Hotels & Resorts Worldwide,
 Inc. ..................................           956         32,514
                                                         ------------
                                                            8,117,660
                                                         ------------
INFORMATION TECHNOLOGY -- 8.7%
COMMUNICATION EQUIPMENT -- 0.5%
3Com Corp.+ ............................         5,241         29,972
Cisco Systems, Inc.+@ ..................        13,900        219,794
Lucent Technologies, Inc. ..............        12,224        121,873
Network Appliance, Inc.+ ...............         6,400        107,600
QUALCOMM, Inc.+ ........................         6,900        390,712
Venture Manufacturing Ltd. .............         3,000         21,114

COMPUTER SERVICES -- 0.4%
Computer Associates International,
 Inc. ..................................         4,792        130,342
DST Systems, Inc.+ .....................           202          9,734
Misys PLC ..............................        21,148        151,256
SAP AG .................................         1,111        126,567
SunGard Data Systems, Inc.+ ............           202          9,945
TietoEnator Oyj ........................         2,900         70,156
VeriSign, Inc.+ ........................         4,500        159,469

COMPUTERS & BUSINESS EQUIPMENT -- 2.0%
Apple Computer, Inc.+ ..................         1,059         23,372
Compaq Computer Corp. ..................         9,747        177,395
Computer Sciences Corp.+ ...............           553         17,890
Dell Computer Corp.+ ...................        33,929        871,551
EMC Corp.+@ ............................        14,200        417,480
Fujitsu Ltd. ...........................         8,000        106,437
Gateway, Inc.+ .........................         1,794         30,157
Hewlett-Packard Co.@ ...................        12,714        397,567
International Business Machines
 Corp.@ ................................         9,614        924,675
Lexmark International, Inc.+ ...........         1,303         59,313
Pitney Bowes, Inc. .....................           454         15,776
VERITAS Software Corp.+ ................         6,501        300,606
Xerox Corp. ............................         7,423         44,464

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE -- 1.2%
Adobe Systems, Inc. ....................         5,200   $    181,844
BMC Software, Inc.+ ....................         6,261        134,611
Electronic Arts, Inc.+ .................         5,200        282,100
Microsoft Corp.+@ ......................        23,700      1,296,094
Siebel Systems, Inc.+ ..................         5,000        136,000

ELECTRONICS -- 1.2%
Advanced Micro Devices, Inc.+ ..........         2,336         61,997
Agilent Technologies, Inc.+ ............         1,309         40,226
Applied Materials, Inc.+ ...............         7,200        313,200
Celestica, Inc.+ .......................         1,000         27,580
Chartered Semiconductors Manufacturing
 Ltd.+ .................................        48,000        115,977
Conexant Systems, Inc.+ ................         1,888         16,874
Cypress Semiconductor Corp.+ ...........           303          5,372
Flextronics International Ltd.+ ........         1,700         25,500
General Motors Corp., Class H+ .........           633         12,344
Koninklijke (Royal) Philips Electronics
 NV ....................................         4,177        114,277
Linear Technology Corp. ................        11,800        484,537
LSI Logic Corp.+ .......................         1,082         17,020
Micron Technology, Inc.+ ...............         1,654         68,691
Murata Manufacturing Co., Ltd. .........         1,100         91,228
Nintendo Co., Ltd. .....................         1,100        179,740
Omron Corp. ............................         1,000         16,850
Rohm Co., Ltd. .........................           200         33,461
Samsung Electronics Ltd. GDR* ..........         4,826        411,417
Sanmina Corp.+ .........................         1,500         29,344
Solectron Corp.+ .......................         2,748         52,239
Teradyne, Inc.+ ........................           399         13,167
Vishay Intertechnology, Inc.+ ..........           303          6,030

INTERNET SOFTWARE -- 0.1%
BEA Systems, Inc.+ .....................         6,000        176,250

TELECOMMUNICATIONS -- 3.3%
BCE, Inc. ..............................         5,447        122,612
BCE, Inc. ..............................         4,495        101,010
Cable & Wireless PLC ...................        27,896        188,039
China Mobile (Hong Kong) Ltd.+ .........        17,500         77,403
CIENA Corp.+ ...........................         4,500        187,875
Comverse Technology, Inc.+ .............         6,200        365,118
France Telecom SA ......................         4,455        260,030
Global Crossing Ltd.+ ..................        23,200        312,968
Korea Telecom Corp. ADR ................         5,040        117,029
Motorola, Inc. .........................        12,868        183,498
Nokia Ab Oyj ...........................         7,766        185,892
Nortel Networks Corp. ..................         5,200         73,329
NTL, Inc.+ .............................           273          6,866
NTT Corp. ..............................            74        471,638
NTT DoCoMo, Inc. .......................            40        694,710
Qwest Communications International,
 Inc.+ .................................        18,000        630,900
Scientific-Atlanta, Inc. ...............           348         14,473
SK Telecom Co., Ltd ADR ................         3,400         51,612
Verizon Communications, Inc. ...........        14,937        736,394

----------------
76

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Vodafone Group PLC@ ....................       305,514   $    836,761
                                                         ------------
                                                           14,897,344
                                                         ------------
MATERIALS -- 1.6%
CHEMICALS -- 0.6%
Air Products & Chemicals, Inc. .........         1,475         56,640
Dow Chemical Co. .......................         3,217        101,561
du Pont (E.I.) de Nemours & Co. ........         8,619        350,793
Eastman Chemical Co. ...................         2,295        112,960
Engelhard Corp. ........................           320          8,275
Hercules, Inc. .........................           280          3,637
Imperial Chemical Industries PLC .......         9,610         58,505
PPG Industries, Inc. ...................         2,083         96,006
Praxair, Inc. ..........................           303         13,529
Rhone-Poulenc SA .......................         1,931        149,316
Rohm & Haas Co. ........................         1,009         31,087

FOREST PRODUCTS -- 0.4%
Boise Cascade Corp. ....................           260          8,164
Georgia-Pacific Group ..................         2,453         72,118
International Paper Co. ................         2,609         94,133
Owens-Illinois, Inc.+ ..................         4,169         35,437
Sealed Air Corp.+ ......................           671         22,364
Smurfit-Stone Container Corp.+ .........           560          7,454
Stora Enso Oyj, Class R ................        16,595        156,789
Temple-Inland, Inc. ....................         1,390         61,508
Weyerhaeuser Co. .......................         3,842        195,135

METALS & MINERALS -- 0.6%
Alcoa, Inc. ............................         2,320         83,404
BOC Group PLC ..........................        24,023        326,592
Freeport-McMoRan Copper & Gold, Inc.,
 Class A+ ..............................         3,045         35,779
Freeport-McMoRan Copper & Gold, Inc.,
 Class B+ ..............................         1,800         23,490
Lafarge SA .............................         4,092        359,973
Pohang Iron & Steel Co., Ltd. ADR ......         4,400         78,980
Rio Tintro PLC .........................         7,765        134,986
Rio Tintro Ltd. ........................         4,000         63,388
Vulcan Materials Co. ...................           202          9,460
                                                         ------------
                                                            2,751,463
                                                         ------------
REAL ESTATE -- 0.3%
REAL ESTATE COMPANIES -- 0.3%
Cheung Kong (Holdings) Ltd. ............        43,000        450,670

REAL ESTATE INVESTMENT TRUSTS -- 0.0%
Boston Properties, Inc. ................           190          7,306
Equity Office Properties Trust .........         2,095         58,660
Equity Residential Properties Trust ....           140          7,284
                                                         ------------
                                                              523,920
                                                         ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                             SHARES          VALUE
----------------------------------------------------------------------
UTILITIES -- 3.4%
ELECTRIC UTILITIES -- 1.2%
CMS Energy Corp. .......................           280   $      8,285
Consolidated Edison, Inc. ..............         3,133        116,234
Dominion Resources, Inc. ...............         1,000         64,470
Duke Energy Corp. ......................         7,239        309,395
Edison International ...................         3,530         44,619
Entergy Corp. ..........................         9,217        350,246
Exelon Corp. ...........................           353         23,157
FirstEnergy Corp. ......................         2,962         82,699
FPL Group, Inc. ........................         1,500         91,950
Hong Kong Electric Holdings Ltd. .......        35,500        127,208
Korea Electric Power Corp. ADR .........        12,300         99,999
NiSource, Inc. .........................         2,550         79,356
Pacific Gas & Electric Corp. ...........         2,654         33,042
Progress Energy, Inc. ..................         4,125        177,664
Public Service Enterprise Group,
 Inc. ..................................         1,490         64,308
Reliant Energy, Inc. ...................         2,520        114,030
ScottishPower PLC ......................        42,490        282,193
Sempra Energy ..........................         1,880         43,766

GAS & PIPELINE UTILITIES -- 0.5%
El Paso Corp. ..........................        10,114        660,444
Hong Kong & China Gas Co., Ltd.+ .......        40,000         54,359
Williams Cos., Inc. ....................         3,572        153,060

TELEPHONE -- 1.7%
ALLTEL Corp. ...........................           817         42,860
AT&T Corp.@ ............................        12,908        274,940
BellSouth Corp. ........................        11,801        482,897
CenturyTel, Inc. .......................           303          8,711
Portugal Telecom AG ....................        12,700        108,370
SBC Communications, Inc.@ ..............        21,868        975,969
Sprint Corp. ...........................         7,363        161,912
Telecom Italia SpA -- RNC ..............        37,192        200,233
Telecom Italia SpA .....................        27,674        277,531
Telefonica SA+ .........................           140          2,242
Telefonos de Mexico SA ADR .............         2,390         75,381
WorldCom, Inc.+ ........................        12,999        242,919
                                                         ------------
                                                            5,834,449
                                                         ------------
TOTAL COMMON STOCK (cost
 $119,102,752)..........................                  109,572,018
                                                         ------------

PREFERRED STOCK -- 0.1%
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.1%
RETAIL -- 0.1%
Kmart Financing I Convertible 7.75% ....         1,205         49,284
INFORMATION & ENTERTAINMENT -- 0.0%
BROADCASTING & MEDIA -- 0.0%
ProSiebean Media AG ....................         2,547         44,812
                                                         ------------
TOTAL PREFERRED STOCK (cost $122,343)...                       94,096
                                                         ------------

----------------
78

BONDS & NOTES -- 21.0%                      PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.1%
AUTOMOTIVE -- 0.1%
Delphi Automotive Systems Corp. 6.13%
 2004 ..................................  $    110,000   $    109,558
Ford Motor Co. 6.63% 2028 ..............       130,000        115,209
Visteon Corp. 8.25% 2010 ...............        45,000         47,126
                                                         ------------
                                                              271,893
                                                         ------------

CONSUMER STAPLES -- 0.2%
FOOD, BEVERAGE & TOBACCO -- 0.1%
Anheuser Busch Cos., Inc. 7.55% 2030 ...        90,000         99,763

HOUSEHOLD PRODUCTS -- 0.1%
Procter & Gamble Co. 6.88% 2009 ........       210,000        223,415
                                                         ------------
                                                              323,178
                                                         ------------

ENERGY -- 0.4%
ENERGY SERVICES -- 0.1%
CMS Panhandle Holding Co. 6.13% 2004 ...        60,000         59,463
Transocean Sedco Forex, Inc. 6.63%
 2011* .................................       170,000        169,111

ENERGY SOURCES -- 0.3%
Occidental Petroleum Corp. 7.38%
 2008 ..................................       190,000        198,533
Phillips Petroleum Co. 8.50% 2005 ......       180,000        197,854
Union Pacific Resources Group, Inc.
 7.30% 2009 ............................       115,000        121,395
                                                         ------------
                                                              746,356
                                                         ------------

FINANCE -- 4.3%
BANKS -- 0.9%
Bank of America Corp. 5.88% 2009 .......       340,000        326,379
Bank of America Corp. 6.88% 2005 .......        45,000         46,461
Bank of America Corp. 7.40% 2011 .......        95,000         99,962
Bank One Corp. 7.88% 2010 ..............        60,000         64,983
Citicorp, Series F 6.38% 2008 ..........        40,000         39,978
First Union Capital II 7.95% 2029 ......       180,000        175,774
First Union Corp. 8.05% 2002 ...........        20,000         20,628
Fleet National Bank 5.53% 2001(1) ......       400,000        400,109
Household Finance Corp. 6.50% 2006 .....        70,000         71,364
Merita Bank Ltd. 6.50% 2006 ............        10,000         10,237
National City Corp. 7.20% 2005 .........        55,000         57,532
Norwest Corp., Series J 6.75% 2027 .....        25,000         23,921
St. Paul Bancorp., Inc. 7.13% 2004 .....       100,000        101,967
Wilmington Trust Corp. 6.63% 2008 ......       105,000        103,567

FINANCIAL SERVICES -- 3.4%
Advanta Mortgage Loan Trust 7.05%
 2021 ..................................           903            901
American Express Co. 6.88% 2005 ........       140,000        147,570
Associates Corp. NA 6.50% 2002 .........       240,000        244,500
Citigroup, Inc. 6.50% 2011 .............        85,000         85,705
Citigroup, Inc. 6.63% 2028 .............         5,000          4,709
Commercial Mortgage Asset Trust 6.46%
 2034* .................................       500,000        501,172
Conseco Finance Securitizations Corp.
 7.96% 2032 ............................       180,000        188,437
Conseco Finance Securitizations Corp.
 8.31% 2032 ............................       175,000        188,952
CS First Boston Mortgage Securities
 Corp. 7.29% 2009 ......................       110,000        116,123

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
FFCA Secured Lending Corp. 7.77%
 2019* .................................  $    365,000   $    382,337
Ford Motor Credit Co. 5.80% 2009 .......        70,000         65,687
Ford Motor Credit Co. 7.38% 2009 -
 2011 ..................................       245,000        253,634
General Motors Acceptance Corp. 5.75%
 2003 ..................................       250,000        250,386
General Motors Acceptance Corp. 5.80%
 2003 ..................................       235,000        236,373
General Motors Acceptance Corp. 6.63%
 2002 ..................................        40,000         40,701
Goldman Sachs Group, Inc. 6.88% 2011 ...       105,000        106,416
Harley-Davidson Eaglemark Motorcycle
 Trust 6.20% 2003 ......................        30,978         31,049
Holmes Financing PLC 6.88% 2001 ........       270,000        270,124
Household Finance Corp. 8.00% 2005 .....       380,000        408,508
Lehman Brothers Holdings, Inc. 6.63%
 2002 ..................................       265,000        270,560
PaineWebber Group, Inc., Series C 6.65%
 2002 ..................................       135,000        138,553
Peco Energy Transition Trust 7.63%
 2010 ..................................       497,500        537,946
PNC Mortgage Acceptance Corp. 6.36%
 2011 ..................................       190,000        190,940
PNC Mortgage Acceptance Corp. 7.30%
 2010 ..................................       390,000        413,126
PNC Mortgage Acceptance Corp. 7.61%
 2010 ..................................       170,000        182,981
PNC Mortgage Securities Corp. zero
 coupon 2027 ...........................         6,846          6,838
PP&L Capital Funding, Inc. 7.75%
 2002 ..................................       225,000        229,865
Salomon Brothers Mortgage Securities VII
 6.59% 2010 ............................        90,000         91,065
Verizon Global Funding Corp. 7.25%
 2010* .................................       100,000        105,303
Verizon Global Funding Corp. 7.75%
 2030* .................................       125,000        132,691
                                                         ------------
                                                            7,366,014
                                                         ------------

INDUSTRIAL & COMMERCIAL -- 0.6%
AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
Boeing Co. 6.63% 2038 ..................       165,000        159,756
Lockheed Martin Corp. 7.25% 2006 .......       185,000        193,877
Lockheed Martin Corp. 8.50% 2029 .......       155,000        175,221

MULTI-INDUSTRY -- 0.1%
Tyco International Group SA 6.25%
 2003(1) ...............................        25,000         25,343
Tyco International Group SA 6.75%
 2011 ..................................       185,000        185,869

TRANSPORTATION -- 0.2%
Burlington Northern Santa Fe Corp. 7.95%
 2030 ..................................       100,000        107,017
Union Pacific Corp. 7.38% 2009 .........       150,000        157,596
                                                         ------------
                                                            1,004,679
                                                         ------------

INFORMATION & ENTERTAINMENT -- 0.5%
BROADCASTING & MEDIA -- 0.4%
CBS Corp. 8.38% 2002 ...................       135,000        139,834
News America Holdings, Inc. 7.70%
 2025 ..................................       195,000        183,760
Time Warner Entertainment Co. 9.63%
 2002 ..................................       165,000        172,531
Viacom, Inc. 7.88% 2030 ................       195,000        208,402

LEISURE & TOURISM -- 0.1%
United AirLines, Inc. 7.19% 2011 .......       190,000        197,585
                                                         ------------
                                                              902,112
                                                         ------------

----------------
80

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.0%
COMPUTERS & BUSINESS EQUIPMENT -- 0.0%
Xerox Corp. zero coupon 2018
 Convertible ...........................  $     10,000   $      2,664
                                                         ------------

MATERIALS -- 0.4%
CHEMICALS -- 0.1%
Rohm & Haas Co. 7.40% 2009 .............       185,000        195,711

FOREST PRODUCTS -- 0.2%
International Paper Co. 6.67%
 2001(1) ...............................       175,000        175,143
International Paper Co. 8.13% 2005 .....       115,000        123,096

METALS & MINERALS -- 0.1%
Alcoa, Inc. 6.75% 2028 .................       160,000        156,835
                                                         ------------
                                                              650,785
                                                         ------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 0.2%
FOREIGN GOVERNMENT -- 0.2%
Province of Ontario 5.50% 2008 .........       240,000        233,787
Quebec, Province of 5.75% 2009 .........       110,000        108,507
                                                         ------------
                                                              342,294
                                                         ------------

U.S. GOVERNMENT & AGENCIES -- 13.6%
U.S. GOVERNMENT & AGENCIES -- 13.6%
Federal Home Loan Mortgage Corp. 8.50%
 2028 ..................................        68,677         72,734
Federal Home Loan Mortgage Corp. 9.00%
 2024 ..................................       169,302        181,945
Federal National Mortgage Association
 6.00% 2014 - 2031 .....................     3,599,916      3,514,403
Federal National Mortgage Association
 6.50% 2029 - 2031 .....................     2,486,512      2,478,724
Federal National Mortgage Association
 6.63% 2030 ............................       285,000        298,492
Federal National Mortgage Association
 7.00% 2015 - 2030 .....................       769,192        781,879
Federal National Mortgage Association
 7.25% 2030 ............................       515,000        579,859
Federal National Mortgage Association
 7.30% 2010 ............................       395,000        435,056
Federal National Mortgage Association
 7.50% 2008 - 2039 .....................     1,697,126      1,744,000
Federal National Mortgage Association
 8.00% 2025 - 2030 .....................     2,099,343      2,166,294
Federal National Mortgage Association
 9.00% 2026 ............................        24,450         25,580
Federal National Mortgage Association
 6.00% TBA .............................     1,979,000      1,953,459
Federal National Mortgage Association
 8.00% TBA .............................       120,000        123,750
Government National Mortgage Association
 6.50% 2028 ............................        65,651         65,671
Government National Mortgage Association
 7.00% 2025 - 2028 .....................       414,459        421,304
Government National Mortgage Association
 7.50% 2023 - 2031 .....................     1,180,979      1,210,424
Government National Mortgage Association
 8.00% 2022 - 2026 .....................       575,312        597,833
Government National Mortgage Association
 9.00% 2025 - 2029 .....................       373,138        393,524
Government National Mortgage Association
 9.50% 2017 ............................        38,971         42,185
Government National Mortgage Association
 10.00% 2025 ...........................        53,657         59,220
United States Treasury Bonds 6.13%
 2029 ..................................        70,000         75,174
United States Treasury Bonds 6.25%
 2030@ .................................     1,545,000      1,697,321
United States Treasury Notes 5.75%
 2005@ .................................     4,170,000      4,375,206
                                                         ------------
                                                           23,294,037
                                                         ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                   PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
UTILITIES -- 0.7%
ELECTRIC UTILITIES -- 0.4%
Arizona Public Services Co. 6.75%
 2006 ..................................  $    160,000   $    162,912
Dominion Resources, Inc. 7.63% 2005 ....       200,000        211,928
NRG Northeast Generating LLC 8.07%
 2004 ..................................       101,250        103,127
Progress Energy, Inc. 7.10% 2011 .......       190,000        195,649
Southern California Edison Co. 5.88%
 2049(2) ...............................       100,000         81,000

GAS & PIPELINE UTILITIES -- 0.2%
Kinder Morgan, Inc. 6.45% 2003 .........       150,000        152,243
Praxair, Inc. 6.50% 2008 ...............       155,000        155,564

TELEPHONE -- 0.1%
Sprint Capital Corp. 5.88% 2004 ........        45,000         43,957
Sprint Capital Corp. 7.63% 2011 ........        20,000         20,122
WorldCom, Inc. 6.40% 2005 ..............        70,000         68,633
                                                         ------------
                                                            1,195,135
                                                         ------------
TOTAL BONDS & NOTES (cost
 $35,511,969)...........................                   36,099,147
                                                         ------------

WARRANTS -- 0.1%+*
                                            WARRANTS
----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
RETAIL -- 0.0%
Rite Aid Corp. 4/19/01 .................           700          4,130
                                                         ------------

FINANCE -- 0.1%
FINANCIAL SERVICES -- 0.0%
Tokyo Broadcasting, Inc. 9/17/01 .......         2,000         47,805
                                                         ------------

INFORMATION TECHNOLOGY -- 0.0%
TELECOMMUNICATIONS -- 0.0%
Motorola, Inc. 6/01/01 .................           900          9,662
                                                         ------------
TOTAL WARRANTS (cost $84,747)...........                       61,597
                                                         ------------
TOTAL INVESTMENT SECURITIES (cost
 $154,821,811)..........................                  145,826,858
                                                         ------------

SHORT-TERM SECURITIES -- 2.3%               PRINCIPAL
                                             AMOUNT
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 2.3%
Capital One Bank 6.58% due 4/17/01 .....  $    190,000        190,086
Ciesco LP zero coupon due 4/19/01 ......     2,860,000      2,852,392
CSX Corp. 5.96% due 5/11/01(1) .........       150,000        150,140
Svenska Handelsbanken New York 7.07% due
 7/23/01 ...............................       340,000        342,201
Tokyo Broadcasting, Inc. zero coupon due
 10/31/01 ..............................         2,700         68,017
TXU Corp. 5.94% due 10/15/01 ...........       205,000        205,670
Union Pacific Corp. 5.78% due
 10/15/01 ..............................       190,000        190,466
                                                         ------------
TOTAL SHORT-TERM SECURITIES (cost
 $4,035,666)............................                    3,998,972
                                                         ------------

----------------
82

REPURCHASE AGREEMENT -- 13.9%               PRINCIPAL
                                             AMOUNT          VALUE
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
Agreement with CS First Boston Corp.,
 bearing interest at 5.19% dated 3/30/01
 to be repurchased 4/02/01 in the amount
 of $23,916,339 and collateralized by
 $18,062,000 of U.S. Treasury Bonds,
 bearing interest at 8.50% due 2/15/20
 and having an approximate value of
 $24,391,091@ (cost $23,906,000)........  $ 23,906,000   $ 23,906,000
                                                         ------------

TOTAL INVESTMENTS --
  (cost $182,763,477)                         101.2%      173,731,830
Liabilities in excess of other assets --       (1.2)       (2,026,959)
                                           --------      ------------
NET ASSETS --                                 100.0%     $171,704,871
                                           ========      ============

-------------
ADR  -- American Depository Receipt
GDR  -- Global Depository Receipt
TBA  -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal and maturity will be determined upon settlement date.
+   Non-income producing security
#   Security represents an investment in an affiliated company; see Note 8
*   Resale restricted to qualified institutional buyers
(1) Variable rate security; rate as of March 31, 2001
(2) Bond in default
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS

------------------------------------------------------------------------------------------------------------------------
                                                                                            VALUE AS OF     UNREALIZED
NUMBER OF                                                      EXPIRATION     VALUE AT       MARCH 31,     APPRECIATION/
CONTRACTS               DESCRIPTION                               DATE       TRADE DATE        2001        DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
 49 Short               CAC-40 Index                           April 2001    $ 2,265,455    $ 2,241,170     $    24,285
 1 Short                U.S. 10 Year Note                      June 2001         106,261        106,203              58
 15 Short               U.S. 5 Year Note                       June 2001       1,581,499      1,582,735          (1,236)
 15 Short               Standard & Poors 500 Index             June 2001       4,403,414      4,384,500          18,914
114 Short               U.S. 10 Year Note                      June 2001      12,030,422     12,107,156         (76,734)
 30 Long                CAC-40 Index                           April 2001      1,387,113      1,372,145         (14,968)
 21 Long                Topix Index                            June 2001       2,217,867      2,133,179         (84,688)
 72 Long                FTSE 100 Index                         June 2001       5,986,935      5,775,287        (211,648)
 8 Long                 DAX Index                              June 2001       1,083,550      1,029,948         (53,601)
 3 Long                 Milan MIB 30 Index                     June 2001         508,731        510,006           1,275
188 Long                SPI 2000                               June 2001       7,463,565      7,309,607        (153,958)
 60 Long                Standard & Poors 500 Index             June 2001      19,157,185     17,538,000      (1,619,185)
 1 Long                 FTSE 100 Index                         June 2001         165,973        165,998              25
 6 Long                 Standard & Poors 500 Index             June 2001       1,781,576      1,753,800         (27,776)
                                                                                                            -----------
                        Net Unrealized Depreciation....................................................     $(2,199,237)
                                                                                                            ===========

                                                                ----------------

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 95.1%
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.5%
RETAIL -- 7.5%
CVS Corp. ..................................................          27,214   $  1,591,747
Home Depot, Inc. ...........................................          32,600      1,405,060
Kroger Co.+ ................................................          80,200      2,068,358
Safeway, Inc.+ .............................................          38,800      2,139,820
Target Corp. ...............................................          25,500        920,040
Wal-Mart de Mexico SA de CV ADR ............................          31,800        740,517
Wal-Mart Stores, Inc. ......................................          38,400      1,939,200
                                                                               ------------
                                                                                 10,804,742
                                                                               ------------
CONSUMER STAPLES -- 3.9%
FOOD, BEVERAGE & TOBACCO -- 3.9%
Coca-Cola Co. ..............................................          21,900        989,004
PepsiCo, Inc. ..............................................          35,600      1,564,620
Philip Morris Cos., Inc. ...................................          62,400      2,960,880
                                                                               ------------
                                                                                  5,514,504
                                                                               ------------
ENERGY -- 4.8%
ENERGY SERVICES -- 1.1%
Baker Hughes, Inc. .........................................          42,200      1,532,282
ENERGY SOURCES -- 3.7%
Chevron Corp. ..............................................          19,800      1,738,440
Exxon Mobil Corp. ..........................................          20,817      1,686,177
Royal Dutch Petroleum Co.-NY Shares ........................          35,200      1,951,488
                                                                               ------------
                                                                                  6,908,387
                                                                               ------------
FINANCE -- 21.1%
BANKS -- 4.0%
Bank of New York Co., Inc. .................................          28,500      1,403,340
Fifth Third Bancorp ........................................          13,100        700,031
J.P. Morgan Chase & Co. ....................................          14,150        635,335
State Street Corp. .........................................           7,100        663,140
U.S. Bancorp ...............................................          32,300        749,360
Wells Fargo & Co. ..........................................          31,000      1,533,570
FINANCIAL SERVICES -- 13.2%
American Express Co. .......................................           9,000        371,700
Capital One Financial Corp. ................................          15,000        832,500
Charles Schwab Corp. .......................................           7,500        115,650
Citigroup, Inc. ............................................         100,035      4,499,574
Concord EFS, Inc.+ .........................................          36,100      1,459,794
Fannie Mae .................................................          23,500      1,870,600
Freddie Mac ................................................          79,600      5,160,468
Mellon Financial Corp. .....................................          34,500      1,397,940
Morgan Stanley, Dean Witter & Co. ..........................          21,200      1,134,200
Providian Financial Corp. ..................................          33,500      1,643,175
Stilwell Financial, Inc. ...................................          16,100        431,802

----------------
84

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE -- 3.9%
ACE Ltd. ...................................................          61,600   $  2,264,416
Fairfax Financial Holdings Ltd.+ ...........................           3,765        476,265
Hartford Financial Services Group, Inc. ....................          24,500      1,445,500
Loews Corp. ................................................          19,000      1,128,790
Mutual Risk Management Ltd. ................................          11,500         83,375
PartnerRe Ltd. .............................................           5,800        285,766
                                                                               ------------
                                                                                 30,286,291
                                                                               ------------
HEALTHCARE -- 15.7%
DRUGS -- 9.1%
Abbott Laboratories, Inc. ..................................          14,700        693,693
Allergan, Inc. .............................................           9,200        682,180
ALZA Corp.+ ................................................           2,500        101,250
American Home Products Corp. ...............................          39,000      2,291,250
Amgen, Inc.+ ...............................................           5,900        355,106
Bristol-Myers Squibb Co. ...................................          11,900        706,860
IDEC Pharmaceuticals Corp.+ ................................           5,300        212,000
Merck & Co., Inc. ..........................................          12,300        933,570
Pfizer, Inc. ...............................................         121,450      4,973,378
Pharmacia Corp. ............................................          19,879      1,001,305
Schering-Plough Corp. ......................................          29,800      1,088,594
HEALTH SERVICES -- 2.7%
UnitedHealth Group, Inc. ...................................          46,400      2,749,664
Wellpoint Health Networks, Inc.+ ...........................          12,600      1,200,906
MEDICAL PRODUCTS -- 3.9%
Applera Corp.+ .............................................           6,000        166,500
Baxter International, Inc. .................................          21,000      1,976,940
Johnson & Johnson ..........................................          25,100      2,195,497
MedImmune, Inc.+ ...........................................          33,200      1,191,050
                                                                               ------------
                                                                                 22,519,743
                                                                               ------------
INDUSTRIAL & COMMERCIAL -- 11.0%
AEROSPACE & MILITARY TECHNOLOGY -- 0.4%
United Technologies Corp. ..................................           8,800        645,040
BUSINESS SERVICES -- 8.4%
First Data Corp. ...........................................          61,500      3,672,165
General Electric Co. .......................................          92,100      3,855,306
Hutchison Whampoa Ltd. .....................................         120,230      1,260,095
SYSCO Corp. ................................................          42,600      1,129,326
TMP Worldwide, Inc.+ .......................................          17,100        642,319
Waters Corp.+ ..............................................          31,100      1,444,595
ELECTRICAL EQUIPMENT -- 0.0%
Jabil Circuit, Inc.+ .......................................           1,700         36,754
MACHINERY -- 0.4%
Danaher Corp. ..............................................          10,700        583,792
MULTI-INDUSTRY -- 1.8%
Honeywell International, Inc. ..............................          39,500      1,611,600
Tyco International Ltd. ....................................          22,292        963,683
                                                                               ------------
                                                                                 15,844,675
                                                                               ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 10.8%
BROADCASTING & MEDIA -- 8.8%
AOL Time Warner, Inc.+ .....................................          63,100   $  2,533,465
AT&T Corp.- Liberty Media Group, Class A+ ..................          92,800      1,299,200
Clear Channel Communications, Inc.+ ........................          31,700      1,726,065
Comcast Corp., Class A+ ....................................          33,200      1,392,325
Fox Entertainment Group, Inc., Class A+ ....................          21,600        423,360
Omnicom Group, Inc. ........................................          13,300      1,102,304
Orange SA+ .................................................         104,100        888,295
The Walt Disney Co. ........................................           9,600        274,560
Univision Communications, Inc., Class A+ ...................          11,000        419,760
Viacom, Inc., Class B+ .....................................          47,141      2,072,790
WPP Group PLC ..............................................          50,400        534,274
ENTERTAINMENT PRODUCTS -- 0.7%
SONY CORP. .................................................          15,000      1,063,575
LEISURE & TOURISM -- 1.3%
Compass Group PLC+ .........................................          26,100        185,933
MGM Mirage, Inc.+ ..........................................          26,100        655,110
Starwood Hotels & Resorts Worldwide, Inc. ..................          28,900        982,889
                                                                               ------------
                                                                                 15,553,905
                                                                               ------------
INFORMATION TECHNOLOGY -- 19.5%
COMMUNICATION EQUIPMENT -- 1.8%
Agere Systems, Inc. ........................................          57,900        357,822
Cisco Systems, Inc.+ .......................................         111,900      1,769,419
Juniper Networks, Inc.+ ....................................          11,700        444,132
COMPUTER SERVICES -- 1.5%
Automatic Data Processing, Inc. ............................          21,700      1,180,046
VeriSign, Inc.+ ............................................          28,400      1,006,425
COMPUTERS & BUSINESS EQUIPMENT -- 1.2%
Brocade Communications Systems, Inc.+ ......................          15,200        317,528
Dell Computer Corp.+ .......................................          24,400        626,775
EMC Corp.+ .................................................          28,700        843,780
COMPUTER SOFTWARE -- 3.3%
Adobe Systems, Inc. ........................................          15,200        531,544
Electronic Arts, Inc.+ .....................................          14,900        808,325
Microsoft Corp.+ ...........................................          46,500      2,542,969
Oracle Corp.+ ..............................................          22,800        341,544
Siebel Systems, Inc.+ ......................................          17,400        473,280
ELECTRONICS -- 5.5%
Altera Corp.+ ..............................................          30,400        651,700
Analog Devices, Inc.+ ......................................          26,300        953,112
Applied Materials, Inc.+ ...................................          18,100        787,350
Applied Micro Circuits Corp.+ ..............................           2,700         44,550
Check Point Software Technologies Ltd.+ ....................           9,000        427,500
Flextronics International Ltd.+ ............................          74,500      1,117,500
Intel Corp. ................................................          14,900        392,056
KLA-Tencor Corp.+ ..........................................          16,000        630,000
Koninklijke (Royal) Philips Electronics NV+ ................          18,001        492,484
LSI Logic Corp.+ ...........................................          20,400        320,892
Maxim Integrated Products, Inc.+ ...........................          11,200        465,808
Samsung Electronics Co., Ltd. ..............................           5,600        875,132

----------------
86

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Solectron Corp.+ ...........................................          20,500   $    389,705
The Furukawa Electric Co., Ltd.+ ...........................          32,000        331,421
INTERNET CONTENT -- 0.7%
Exodus Communications, Inc.+ ...............................          92,900        998,675
INTERNET SOFTWARE -- 0.1%
Macromedia, Inc.+ ..........................................          12,100        194,356
TELECOMMUNICATIONS -- 5.4%
China Mobile (Hong Kong) Ltd.+ .............................         111,000        490,958
China Unicom Ltd. ADR+ .....................................          35,700        385,560
Corning, Inc. ..............................................          29,500        610,355
JDS Uniphase Corp.+ ........................................          39,300        724,594
Nextel Communications, Inc., Class A+ ......................          42,300        608,063
Nokia Corp. ADR ............................................          18,900        453,600
NTT DoCoMo, Inc. ...........................................              78      1,354,684
Sprint Corp. (PCS Group)+ ..................................          68,700      1,305,300
Vodafone Group PLC .........................................         647,666      1,773,868
                                                                               ------------
                                                                                 28,022,812
                                                                               ------------
UTILITIES -- 0.8%
GAS & PIPELINE UTILITIES -- 0.3%
El Paso Corp. ..............................................           6,200        404,860
TELEPHONE -- 0.5%
SBC Communications, Inc.  ..................................          10,100        450,763
XO Communications, Inc.+ ...................................          33,400        233,800
                                                                               ------------
                                                                                  1,089,423
                                                                               ------------
TOTAL INVESTMENT SECURITIES (cost $146,160,435).............                    136,544,482
                                                                               ------------

SHORT-TERM SECURITIES -- 4.8%
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
T. Rowe Price Reserve Investment Fund (cost $6,846,208).....       6,846,208      6,846,208
                                                                               ------------

TOTAL INVESTMENTS --
  (cost $153,006,643)                                            99.9%          143,390,690
Other assets less liabilities --                                  0.1               176,664
                                                                -----          ------------
NET ASSETS --                                                   100.0%         $143,567,354
                                                                =====          ============

-------------
+ Non-income producing securities
ADR -- American Depository Receipt

                                                                ----------------

------------------

SEASONS SERIES TRUST
LARGE CAP
GROWTH PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 89.7%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.1%
AUTOMOTIVE -- 0.3%
Ford Motor Co. .......................................         1,243   $     34,953
General Motors Corp. .................................           801         41,532
Harley-Davidson, Inc. ................................           654         24,819

RETAIL -- 4.8%
Bed Bath & Beyond, Inc.+ .............................           663         16,285
CVS Corp. ............................................         1,000         58,490
Gap, Inc. ............................................         1,897         44,997
Home Depot, Inc. .....................................         7,933        341,912
Kohl's Corp.+ ........................................           725         44,725
Kroger Co.+ ..........................................         1,785         46,035
Radioshack Corp. .....................................           379         13,906
Starbucks Corp.+ .....................................           413         17,527
Tiffany & Co. ........................................            75          2,044
TJX Cos., Inc. .......................................           609         19,488
Wal-Mart Stores, Inc.@ ...............................        16,938        855,369
Walgreen Co. .........................................         5,893        240,434
                                                                       ------------
                                                                          1,802,516
                                                                       ------------

CONSUMER STAPLES -- 5.9%
FOOD, BEVERAGE & TOBACCO -- 3.7%
Anheuser-Busch Cos., Inc. ............................         2,000         91,860
Campbell Soup Co. ....................................           877         26,196
Coca-Cola Co. ........................................         8,370        377,989
General Mills, Inc. ..................................           663         28,516
Heinz (H.J.) Co. .....................................           705         28,341
Hershey Foods Corp. ..................................           290         20,103
Kellogg Co. ..........................................           827         22,354
PepsiCo, Inc. ........................................         7,392        324,878
Philip Morris Cos., Inc. .............................         4,300        204,035
Quaker Oats Co. ......................................           309         30,282
Ralston Purina Group .................................           692         21,556
UST, Inc. ............................................           379         11,389
Wrigley (WM.) Jr. Co. ................................         2,171        104,751

HOUSEHOLD PRODUCTS -- 2.2%
Avon Products, Inc. ..................................         1,925         76,981
Colgate-Palmolive Co. ................................         4,118        227,561
Gillette Co. .........................................         2,889         90,050
Kimberly-Clark Corp. .................................         1,475        100,049
Procter & Gamble Co. .................................         4,271        267,364
Tupperware Corp. .....................................            65          1,551
                                                                       ------------
                                                                          2,055,806
                                                                       ------------

----------------
88

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY -- 5.0%
ENERGY SERVICES -- 0.2%
Schlumberger Ltd. ....................................         1,500   $     86,415

ENERGY SOURCES -- 4.8%
Anadarko Petroleum Corp. .............................         3,415        214,394
Burlington Resources, Inc. ...........................         3,360        150,360
Chevron Corp. ........................................           900         79,020
Enron Corp. ..........................................         6,660        386,946
Exxon Mobil Corp. ....................................         6,092        493,452
Petroleo Brasileiro SA ADR ...........................         4,760        113,288
Royal Dutch Petroleum Co.-NY Shares ..................         3,100        171,864
Texaco, Inc. .........................................           800         53,120
Unocal Corp. .........................................           300         10,371
                                                                       ------------
                                                                          1,759,230
                                                                       ------------

FINANCE -- 9.2%
BANKS -- 1.9%
Bank of America Corp. ................................         2,400        131,400
Bank of New York Co., Inc. ...........................         2,825        139,103
Fifth Third Bancorp ..................................           620         33,131
J.P. Morgan Chase & Co. ..............................         1,255         56,350
Northern Trust Corp. .................................           496         31,000
State Street Corp. ...................................         1,737        162,236
Wells Fargo & Co. ....................................         2,400        118,728

FINANCIAL SERVICES -- 5.5%
American Express Co. .................................         5,418        223,763
Capital One Financial Corp. ..........................           411         22,810
Charles Schwab Corp. .................................         8,678        133,815
Citigroup, Inc. ......................................        10,761        484,030
Concord EFS, Inc.+ ...................................           435         17,590
Dow Jones & Co., Inc. ................................           192         10,051
E*TRADE Group, Inc.+ .................................         7,905         55,177
Fannie Mae ...........................................         3,700        294,520
Fiserv, Inc.+ ........................................           271         12,123
Freddie Mac ..........................................         3,800        246,354
Goldman Sachs Group, Inc. ............................           880         74,888
MBNA Corp. ...........................................         5,800        191,980
Merrill Lynch & Co., Inc. ............................           700         38,780
Moody's Corp. ........................................           340          9,370
Morgan Stanley, Dean Witter & Co. ....................           500         26,750
Paychex, Inc. ........................................           845         31,318
Providian Financial Corp. ............................           595         29,185
Stilwell Financial, Inc. .............................           478         12,820
USA Education, Inc. ..................................           375         27,244

INSURANCE -- 1.8%
Ambac Financial Group, Inc. ..........................         2,500        158,575
American International Group, Inc.# ..................         5,076        408,618
Equifax, Inc. ........................................           295          9,219
Marsh & McLennan Cos. ................................           606         57,588
                                                                       ------------
                                                                          3,248,516
                                                                       ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE -- 14.7%
DRUGS -- 11.1%
Abbott Laboratories, Inc. ............................         3,418   $    161,295
Allergan, Inc. .......................................           272         20,169
ALZA Corp.+ ..........................................           505         20,452
American Home Products Corp. .........................         5,094        299,272
Amgen, Inc.+ .........................................         3,295        198,318
Biogen, Inc.+ ........................................           325         20,577
Bristol-Myers Squibb Co. .............................        14,972        889,337
Eli Lilly & Co. ......................................         3,984        305,413
Forest Laboratories, Inc.+ ...........................           357         21,149
King Pharmaceuticals, Inc.+ ..........................           344         14,018
Merck & Co., Inc. ....................................         7,502        569,402
Pfizer, Inc.@ ........................................        24,689      1,011,015
Pharmacia Corp. ......................................         2,815        141,792
Schering-Plough Corp. ................................         5,927        216,513
Sepracor, Inc.+ ......................................           770         24,640

HEALTH SERVICES -- 0.5%
IMS Health, Inc. .....................................           596         14,840
Stryker Corp. ........................................           401         20,952
Tenet Healthcare Corp.+ ..............................         2,785        122,540

MEDICAL PRODUCTS -- 3.1%
Applera Corp. ........................................           422         11,710
Baxter International, Inc. ...........................           632         59,496
Biomet, Inc. .........................................           426         16,780
Cardinal Health, Inc. ................................           629         60,856
Genzyme Corp.+ .......................................           955         86,265
Guidant Corp.+ .......................................         4,941        222,296
Johnson & Johnson@ ...................................         4,557        398,601
MedImmune, Inc.+ .....................................           489         17,543
Medtronic, Inc. ......................................         4,948        226,322
                                                                       ------------
                                                                          5,171,563
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 7.9%
AEROSPACE & MILITARY TECHNOLOGY -- 0.6%
Boeing Co. ...........................................         3,325        185,236
United Technologies Corp. ............................           300         21,990

BUSINESS SERVICES -- 5.0%
Cendant Corp.+ .......................................         4,500         65,655
Cintas Corp. .........................................           375         14,782
Convergys Corp.+ .....................................           341         12,300
Ecolab, Inc. .........................................           265         11,241
First Data Corp. .....................................         1,500         89,565
General Electric Co.@ ................................        34,799      1,456,686
Robert Half International, Inc.+ .....................           357          7,979
SYSCO Corp. ..........................................         1,409         37,353
TMP Worldwide, Inc.+ .................................         1,520         57,095
Waste Management, Inc. ...............................           500         12,350

----------------
90

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co. .................................           100   $      6,200
Energizer Holdings, Inc.+ ............................         2,933         73,325
Power-One, Inc.+ .....................................           200          2,898

MULTI-INDUSTRY -- 2.0%
Avery Dennison Corp. .................................           253         13,161
Honeywell International, Inc. ........................         2,200         89,760
Minnesota Mining & Manufacturing Co. .................           800         83,120
Sara Lee Corp. .......................................         1,780         38,412
SPDR Trust ...........................................         3,830        446,923
Tyco International Ltd. ..............................         1,000         43,230
                                                                       ------------
                                                                          2,769,261
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 11.5%
BROADCASTING & MEDIA -- 10.1%
A.H. Belo Corp. ......................................         4,800         79,056
America Movil SA de CV ADR+ ..........................         3,065         44,902
AOL Time Warner, Inc.+ ...............................        27,926      1,121,229
AT&T Corp.- Liberty Media Group, Class A+ ............        35,771        500,794
Cablevision Systems Corp. -- Rainbow Media Group+ ....         2,978         72,949
Cablevision Systems Corp.+ ...........................         5,955        418,994
Charter Communications, Inc., Class A+ ...............         6,405        144,913
Clear Channel Communications, Inc.+ ..................         1,076         58,588
Comcast Corp., Class A+ ..............................         9,030        378,696
Crown Castle International Corp.+# ...................           800         11,850
DoubleClick, Inc.+ ...................................         5,295         61,223
EchoStar Communications Corp., Class A+ ..............         2,700         74,756
Gannett Co. ..........................................           400         23,888
Interpublic Group Cos., Inc. .........................           667         22,911
New York Times Co., Class A ..........................         1,300         53,261
Omnicom Group, Inc. ..................................           403         33,401
The Walt Disney Co. ..................................         1,000         28,600
Univision Communications, Inc., Class A+ .............         2,235         85,288
Valassis Communications, Inc.+ .......................         1,300         37,700
Viacom, Inc., Class B+ ...............................         6,428        282,639

ENTERTAINMENT PRODUCTS -- 0.1%
Metro-Goldwyn-Mayer, Inc.+ ...........................         1,900         32,566

LEISURE & TOURISM -- 1.3%
Harrah's Entertainment, Inc.+ ........................         4,800        141,264
Marriott International, Inc., Class A ................         2,900        119,422
McDonald's Corp. .....................................         4,100        108,855
Starwood Hotels & Resorts Worldwide, Inc. ............         2,600         88,426
Tricon Global Restaurants, Inc.+ .....................           287         10,961
US Airways Group, Inc.+ ..............................           141          4,998
                                                                       ------------
                                                                          4,042,130
                                                                       ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 26.6%
COMMUNICATION EQUIPMENT -- 3.5%
3Com Corp.+ ..........................................         3,745   $     21,417
American Tower Corp., Class A+ .......................           400          7,400
Cisco Systems, Inc.+ .................................        28,574        451,826
Emulex Corp.+ ........................................           700         13,169
Juniper Networks, Inc.+ ..............................         3,338        126,710
Network Appliance, Inc.+ .............................           730         12,273
ONI Systems Corp.+ ...................................         5,065         98,768
Palm, Inc.+ ..........................................         1,285         10,802
QUALCOMM, Inc.+ ......................................         4,331        245,243
Symbol Technologies, Inc. ............................         5,270        183,923
Tycom Ltd.+ ..........................................         4,296         56,492

COMPUTER SERVICES -- 1.4%
Automatic Data Processing, Inc. ......................         1,963        106,748
i2 Technologies, Inc.+ ...............................         6,330         91,785
Intuit, Inc.+ ........................................         1,200         33,300
Sapient Corp.+ .......................................         2,235         16,064
Sun Microsystems, Inc.+ ..............................        11,383        174,957
VeriSign, Inc.+ ......................................         1,542         54,644

COMPUTERS & BUSINESS EQUIPMENT -- 4.2%
Brocade Communications Systems, Inc.+ ................         3,910         81,680
Dell Computer Corp.+ .................................         8,774        225,382
EMC Corp.+ ...........................................        12,089        355,417
Hewlett-Packard Co. ..................................         1,500         46,905
International Business Machines Corp. ................         5,416        520,911
Lexmark International, Inc.+ .........................           267         12,154
Millipore Corp. ......................................           112          5,181
VERITAS Software Corp.+ ..............................         4,898        226,483

COMPUTER SOFTWARE -- 5.0%
Adobe Systems, Inc. ..................................           534         18,674
CheckFree Corp.+ .....................................           300          8,831
Citrix Systems, Inc.+ ................................           412          8,704
Electronic Arts, Inc.+ ...............................         2,910        157,868
McDATA Corp., Class A+ ...............................           788         14,873
Mercury Interactive Corp.+ ...........................           191          7,998
Microsoft Corp.+@ ....................................        21,320      1,165,937
Oracle Corp.+ ........................................        21,640        324,167
PeopleSoft, Inc.+ ....................................           660         15,469
Siebel Systems, Inc.+ ................................           923         25,106

ELECTRONICS -- 5.9%
Altera Corp.+ ........................................           899         19,272
Analog Devices, Inc.+ ................................        10,969        397,517
Applied Materials, Inc.+ .............................         3,650        158,775
Applied Micro Circuits Corp.+ ........................           669         11,039
ASM Lithography Holdings NV+ .........................         4,955        107,462
Broadcom Corp., Class A+ .............................           512         14,797
Celestica, Inc.+ .....................................         2,530         69,777
Flextronics International Ltd.+ ......................         7,370        110,550
Integrated Device Technology, Inc.+ ..................         2,895         85,721
Intel Corp. ..........................................        23,643        622,106

----------------
92

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Linear Technology Corp. ..............................           712   $     29,236
Maxim Integrated Products, Inc.+ .....................         2,314         96,239
PerkinElmer, Inc. ....................................           100          5,245
PMC-Sierra, Inc.+ ....................................         1,800         45,720
QLogic Corp.+ ........................................           210          4,725
Sanmina Corp.+ .......................................           700         13,694
Solectron Corp.+ .....................................         1,760         33,458
Texas Instruments, Inc. ..............................         3,290        101,924
Vitesse Semiconductor Corp.+ .........................         2,679         63,794
Xilinx, Inc.+ ........................................         2,411         84,686

INTERNET CONTENT -- 0.8%
Amazon.com, Inc.+ ....................................         3,380         34,577
eBay, Inc.+ ..........................................         1,480         53,558
Exodus Communications, Inc.+ .........................         3,855         41,441
Sabre Holdings Corp.+ ................................         2,475        114,271
Yahoo!, Inc.+ ........................................         1,854         29,201

INTERNET SOFTWARE -- 0.3%
E.piphany, Inc.+ .....................................           800          9,350
Openwave Systems, Inc.+ ..............................         5,830        115,667

TELECOMMUNICATIONS -- 5.5%
ADC Telecommunications, Inc.+ ........................         3,855         32,768
Avanex Corp.+ ........................................           675          7,135
China Mobile Hong Kong Ltd. ADR+ .....................         3,060         67,351
China Unicom Ltd. ADR+ ...............................         9,850        106,380
Comverse Technology, Inc.+ ...........................           348         20,494
Corning, Inc. ........................................         1,974         40,842
Cox Communications, Inc., Class A+ ...................         2,875        127,909
JDS Uniphase Corp.+ ..................................         5,610        103,434
Level 3 Communications, Inc.+ ........................         1,875         32,578
McLeodUSA, Inc., Class A+ ............................         6,580         56,958
Motorola, Inc. .......................................         2,290         32,655
Nextel Communications, Inc., Class A+ ................         1,637         23,532
Nokia Corp. ADR ......................................        27,185        652,440
Nortel Networks Corp. ................................         1,900         26,695
NTT DoCoMo, Inc. .....................................            14        243,149
Qwest Communications International, Inc.+ ............         2,000         70,100
Sprint Corp. (PCS Group)+ ............................         3,422         65,018
Tellabs, Inc.+ .......................................           898         36,537
Verizon Communications, Inc. .........................         3,208        158,154
Vodafone Group PLC ADR ...............................         1,140         30,951
WinStar Communications, Inc.+ ........................         5,257         11,335
                                                                       ------------
                                                                          9,347,478
                                                                       ------------

MATERIALS -- 0.6%
CHEMICALS -- 0.4%
Dow Chemical Co. .....................................         1,500         47,355
du Pont (E.I.) de Nemours & Co. ......................         2,309         93,976

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
FOREST PRODUCTS -- 0.2%
International Paper Co. ..............................           600   $     21,648
Weyerhaeuser Co. .....................................           800         40,632

METALS & MINERALS -- 0.0%
Alcoa, Inc. ..........................................           600         21,570
                                                                       ------------
                                                                            225,181
                                                                       ------------

UTILITIES -- 3.2%
ELECTRIC UTILITIES -- 1.4%
AES Corp.+ ...........................................         2,600        129,896
Dominion Resources, Inc. .............................         1,825        117,657
Duke Energy Corp. ....................................         4,270        182,500
Exelon Corp. .........................................           683         44,805
Southern Co. .........................................           900         31,581

GAS & PIPELINE UTILITIES -- 0.4%
El Paso Corp. ........................................         1,920        125,376

TELEPHONE -- 1.4%
AT&T Corp. ...........................................         2,822         60,109
BellSouth Corp. ......................................         1,000         40,920
SBC Communications, Inc.  ............................         4,100        182,983
Sprint Corp. .........................................           600         13,194
Telefonica SA+ .......................................         3,991         63,895
Telefonos de Mexico SA ADR ...........................         3,065         96,670
WorldCom, Inc.+ ......................................         1,750         32,703
                                                                       ------------
                                                                          1,122,289
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $39,193,853)........                   31,543,970
                                                                       ------------

SHORT-TERM SECURITIES -- 8.1%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 8.1%
Federal Home Loan Mortgage Corp. 5.13% due 4/02/01....  $  2,800,000      2,799,601
United States Treasury Bills 5.12% due 4/19/01@.......        50,000         49,865
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $2,849,466).........                    2,849,466
                                                                       ------------

----------------
94

REPURCHASE AGREEMENTS -- 2.0%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.0%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $382,119 and
 collateralized by $345,000 of U.S. Treasury Bonds,
 bearing interest at 8.75% due 11/15/08 and having an
 approximate value of $390,650........................  $    382,000   $    382,000

Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 5.15% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $321,138 and
 collateralized by $300,000 of U.S. Treasury Notes,
 bearing interest at 7.25% due 5/15/04 and having an
 approximate value of $331,221........................       321,000        321,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $703,000)...........                      703,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $42,746,319)                                 99.8%               35,096,436
Other assets less liabilities --                      0.2                    70,494
                                                    -----               -----------
NET ASSETS --                                       100.0%              $35,166,930
                                                    =====               ===========

-------------
+ Non-income producing security
# Security represents an investment in an affiliated company; See Note 8
ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------
                                                                               VALUE AS OF
      NUMBER OF                                     EXPIRATION    VALUE AT      MARCH 31,      UNREALIZED
      CONTRACTS         DESCRIPTION                    DATE      TRADE DATE       2001        APPRECIATION
----------------------------------------------------------------------------------------------------------
       7 Long           Standard & Poors 500 Index  June 2001     $406,734      $409,220      $     2,486
                                                                                              ===========

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------
      CONTRACT                IN          DELIVERY  GROSS UNREALIZED
     TO DELIVER          EXCHANGE FOR       DATE      APPRECIATION
--------------------------------------------------------------------
 EUR*        50,000     USD     $44,435   04/27/01      $    443
 EUR*        65,000     USD      57,729   05/07/01           535
 EUR*        40,000     USD      35,577   05/07/01           381
 EUR*        75,000     USD      70,080   05/07/01         4,087
 EUR         50,000     USD      44,846   05/07/01           850
 EUR         50,000     USD      46,066   05/14/01         2,068
 EUR         75,000     USD      69,956   11/09/01         3,893
 EUR        155,000     USD     140,043   11/09/01         3,512
 EUR         25,000     USD      22,731   11/09/01           710
 HKD*        10,000     USD       1,284   05/10/01             2
 HKD        465,000     USD      59,632   05/10/01            19
 HKD*        55,000     USD       7,063   06/27/01            13
 HKD        450,000     USD      57,853   06/27/01           166
 JPY        950,000     USD       9,219   04/12/01         1,636
 JPY*     4,000,000     USD      35,414   04/27/01         3,414
 JPY*     1,750,000     USD      15,059   04/27/01         1,060
 JPY*     1,400,000     USD      12,096   04/27/01           896
 JPY      4,000,000     USD      32,723   04/27/01           723
 JPY      3,000,000     USD      25,287   10/26/01           766
 JPY      2,300,000     USD      19,766   11/09/01           936
 USD*         4,308     EUR       5,000   04/27/01            92
 USD         22,003     EUR      25,000   11/09/01            19
                                                        --------
                                                        $ 26,221
                                                        --------

                                                    GROSS UNREALIZED
                                                     DEPRECIATION
--------------------------------------------------------------------
 EUR*        65,000     USD      54,786   04/27/01        (2,403)
 EUR        125,000     USD     106,930   04/27/01        (3,049)
 EUR*       145,000     USD     124,048   05/07/01        (3,539)
 USD*        41,222     EUR      45,000   04/27/01        (1,629)
 USD*        59,543     EUR      65,000   04/27/01        (2,353)
 USD*        17,386     JPY   2,000,000   04/27/01        (1,387)
 USD*        71,285     EUR      75,000   05/07/01        (5,292)
 USD*        55,087     EUR      60,000   05/07/01        (2,293)
 USD*         9,365     EUR      10,000   05/07/01          (566)
 USD*        60,873     EUR      65,000   05/07/01        (3,679)
 USD*        23,413     EUR      25,000   05/07/01        (1,415)
 USD*        13,783     EUR      15,000   05/07/01          (584)
 USD*        22,971     EUR      25,000   05/07/01          (974)
 USD*        36,757     EUR      40,000   05/07/01        (1,561)
 USD*         9,101     EUR      10,000   05/07/01          (302)
 USD*        13,808     EUR      15,000   05/07/01          (609)
 USD*         1,285     HKD      10,000   05/10/01            (3)
 USD         17,951     HKD     140,000   05/10/01            (3)
 USD*         8,355     HKD      65,000   06/27/01           (22)
 USD*         7,069     JPY      55,000   06/27/01           (19)
                                                        --------
                                                         (31,682)
                                                        --------
Net Unrealized Depreciation.......................      $ (5,461)
                                                        ========

------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  --   Euro                         JPY   --   Japanese Yen
HKD  --   Hong Kong                    USD   --   United States Dollar

See Notes to Financial Statements

----------------
96

------------------

SEASONS SERIES TRUST
LARGE CAP
COMPOSITE PORTFOLIO                       INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 90.0%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.1%
APPAREL & TEXTILES -- 0.1%
Cintas Corp. .........................................            91   $      3,587
Nike, Inc., Class B ..................................           161          6,529
V.F. Corp. ...........................................            32          1,120

AUTOMOTIVE -- 0.7%
AutoZone, Inc.+ ......................................           110          3,082
B.F. Goodrich Co. ....................................            94          3,607
Dana Corp. ...........................................           100          1,718
Delphi Automotive Systems Corp. ......................           340          4,818
Ford Motor Co. .......................................         2,828         79,523
General Motors Corp. .................................           279         14,466
Genuine Parts Co. ....................................            46          1,192
Goodyear Tire & Rubber Co. ...........................           100          2,385
Harley-Davidson, Inc. ................................           146          5,541
PACCAR, Inc. .........................................            39          1,747
TRW, Inc. ............................................            58          1,972
Visteon Corp. ........................................            74          1,113

HOUSING -- 0.1%
Black & Decker Corp. .................................            45          1,654
Centex Corp. .........................................            64          2,666
Grainger (W. W.), Inc. ...............................            45          1,523
Leggett & Platt, Inc. ................................           100          1,923
Lowe's Cos., Inc. ....................................           200         11,690
Masco Corp. ..........................................           264          6,373
Maytag Corp. .........................................            38          1,226
Whirlpool Corp. ......................................            52          2,599

RETAIL -- 6.2%
Albertson's, Inc. ....................................           203          6,459
Bed Bath & Beyond, Inc.+ .............................           200          4,912
Best Buy Co., Inc.+ ..................................           100          3,596
Circuit City Stores, Inc. ............................           131          1,389
Costco Wholesale Corp.+ ..............................           300         11,775
CVS Corp. ............................................         1,300         76,037
Dollar General Corp. .................................           156          3,189
Federated Department Stores, Inc.+ ...................           100          4,155
Gap, Inc. ............................................         2,923         69,334
Home Depot, Inc. .....................................         3,614        155,763
J.C. Penny Co., Inc. .................................           100          1,599
Kmart Corp.+ .........................................           300          2,820
Kohl's Corp.+ ........................................           189         11,659
Kroger Co.+ ..........................................         3,595         92,715
Limited, Inc. ........................................           192          3,018
May Department Stores Co. ............................           150          5,322
Nordstrom, Inc. ......................................           100          1,628

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Office Depot, Inc.+ ..................................           200   $      1,750
Radioshack Corp. .....................................           112          4,109
Safeway, Inc.+ .......................................         1,864        102,800
Sears, Roebuck & Co. .................................           200          7,054
Staples, Inc.+ .......................................           300          4,462
Starbucks Corp.+ .....................................            86          3,650
Target Corp. .........................................         2,902        104,704
Tiffany & Co. ........................................            60          1,635
TJX Cos., Inc. .......................................           199          6,368
Too, Inc.+ ...........................................             1             19
Toys "R" Us, Inc.+ ...................................           186          4,669
Wal-Mart de Mexico SA de CV ADR ......................         1,300         30,273
Wal-Mart Stores, Inc.@ ...............................         6,400        323,200
Walgreen Co. .........................................           513         20,930
Winn-Dixie Stores, Inc. ..............................           100          2,837
                                                                       ------------
                                                                          1,235,884
                                                                       ------------

CONSUMER STAPLES -- 4.7%
FOOD, BEVERAGE & TOBACCO -- 3.5%
Adolph Coors Co., Class B ............................            39          2,552
Anheuser-Busch Cos., Inc. ............................         1,985         91,171
Archer-Daniels-Midland Co. ...........................           257          3,379
Brown-Forman Corp., Class B ..........................            14            867
Campbell Soup Co. ....................................           245          7,318
Coca-Cola Co. ........................................         2,217        100,120
Coca-Cola Enterprises, Inc. ..........................           200          3,556
ConAgra Foods, Inc. ..................................           224          4,086
Fortune Brands, Inc. .................................           100          3,440
General Mills, Inc. ..................................           168          7,226
Heinz (H.J.) Co. .....................................           175          7,035
Hershey Foods Corp. ..................................            74          5,130
Kellogg Co. ..........................................           238          6,433
PepsiCo, Inc. ........................................         3,258        143,189
Philip Morris Cos., Inc. .............................         4,348        206,313
Quaker Oats Co. ......................................            60          5,880
Ralston Purina Group .................................           126          3,925
UST, Inc. ............................................           100          3,005
Wrigley (WM.) Jr. Co. ................................           112          5,404

HOUSEHOLD PRODUCTS -- 1.2%
Alberto-Culver Co., Class B ..........................            38          1,507
Avon Products, Inc. ..................................           120          4,799
Clorox Co. ...........................................           114          3,585
Colgate-Palmolive Co. ................................           325         17,960
Gillette Co. .........................................           559         17,424
Kimberly-Clark Corp. .................................         1,476        100,117
Newell Rubbermaid, Inc. ..............................           173          4,585
Procter & Gamble Co. .................................           682         42,693
Unilever NV ..........................................           310         16,318
                                                                       ------------
                                                                            819,017
                                                                       ------------

----------------
98

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY -- 5.7%
ENERGY SERVICES -- 1.1%
Baker Hughes, Inc. ...................................         1,900   $     68,989
Halliburton Co. ......................................           208          7,644
Nabors Industries, Inc.+ .............................           869         45,049
Rowan Cos., Inc.+ ....................................            94          2,585
Santa Fe International Corp. .........................         1,000         32,500
Schlumberger Ltd. ....................................           310         17,859
Transocean Sedco Forex, Inc. .........................           156          6,763
USX-Marathon Group, Inc. .............................           200          5,390

ENERGY SOURCES -- 4.6%
Amerada Hess Corp. ...................................            62          4,843
Anadarko Petroleum Corp. .............................           144          9,040
Apache Corp. .........................................           700         40,327
Burlington Resources, Inc. ...........................           600         26,850
Chevron Corp. ........................................         1,135         99,653
Conoco, Inc., Class B ................................           365         10,311
Devon Energy Corp. ...................................         1,153         67,105
Enron Corp. ..........................................           399         23,182
EOG Resources, Inc. ..................................            57          2,350
Exxon Mobil Corp. ....................................         3,090        250,290
Kerr-McGee Corp. .....................................            28          1,817
Noble Drilling Corp.+ ................................         1,568         72,379
Occidental Petroleum Corp. ...........................           200          4,950
Phillips Petroleum Co. ...............................           120          6,606
Royal Dutch Petroleum Co.-NY Shares ..................         2,448        135,717
Sunoco, Inc. .........................................            81          2,627
Texaco, Inc. .........................................           309         20,518
Tosco Corp. ..........................................           100          4,276
TXU Corp. ............................................           100          4,132
Unocal Corp. .........................................           114          3,941
                                                                       ------------
                                                                            977,693
                                                                       ------------

FINANCE -- 18.3%
BANKS -- 5.3%
AmSouth Bancorp. .....................................           223          3,749
Bank of America Corp. ................................           867         47,468
Bank of New York Co., Inc. ...........................         3,105        152,890
Bank One Corp. .......................................         2,634         95,298
BB&T Corp. ...........................................           200          7,034
Charter One Financial, Inc. ..........................           105          2,972
Comerica, Inc. .......................................            86          5,289
Fifth Third Bancorp ..................................           750         40,078
First Union Corp. ....................................           481         15,873
FleetBoston Financial Corp. ..........................         2,108         79,577
Golden West Financial Corp. ..........................           100          6,490
Huntington Bancshares, Inc. ..........................           121          1,724
J.P. Morgan Chase & Co. ..............................         4,373        196,348
KeyCorp. .............................................           239          6,167
National City Corp. ..................................           351          9,389
Northern Trust Corp. .................................           106          6,625
Old Kent Financial Corp. .............................            89          3,382

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
PNC Financial Services Group .........................           148   $     10,027
Regions Financial Corp. ..............................           100          2,844
SouthTrust Corp. .....................................           100          4,575
State Street Corp. ...................................           380         35,492
SunTrust Banks, Inc. .................................           155         10,044
Synovus Financial Corp. ..............................           203          5,481
U.S. Bancorp Delaware ................................         2,171         50,374
Union Planters Corp. .................................            86          3,310
Wachovia Corp. .......................................           100          6,025
Wells Fargo & Co. ....................................         2,088        103,293

FINANCIAL SERVICES -- 10.0%
Ambac Financial Group, Inc. ..........................            51          3,235
American Express Co. .................................         2,106         86,978
American General Corp. ...............................           292         11,169
Bear Stearns Cos., Inc. ..............................            60          2,744
C.I.T. Group, Inc., Class A ..........................           118          3,408
Capital One Financial Corp. ..........................         1,393         77,312
Charles Schwab Corp. .................................         1,013         15,620
Citigroup, Inc. ......................................         9,386        422,182
Concord EFS, Inc.+ ...................................         1,611         65,145
Countrywide Credit Industries, Inc. ..................           100          4,935
Dow Jones & Co., Inc. ................................            72          3,769
Fannie Mae ...........................................         1,420        113,032
Freddie Mac ..........................................         3,457        224,117
H&R Block, Inc. ......................................            23          1,151
Household International, Inc. ........................           274         16,232
Lehman Brothers Holdings, Inc. .......................         1,126         70,600
MBNA Corp. ...........................................           421         13,935
Mellon Financial Corp. ...............................         2,336         94,655
Merrill Lynch & Co., Inc. ............................           437         24,210
Moody's Corp. ........................................            85          2,343
Morgan Stanley, Dean Witter & Co. ....................         2,308        123,478
Providian Financial Corp. ............................         4,036        197,966
Stilwell Financial, Inc. .............................           706         18,935
T. Rowe Price Group, Inc. ............................            84          2,630
USA Education, Inc. ..................................           100          7,265
Washington Mutual, Inc. ..............................         2,322        127,129

INSURANCE -- 3.0%
ACE Ltd. .............................................         2,500         91,900
AFLAC, Inc. ..........................................           234          6,444
Allstate Corp. .......................................           400         16,776
American International Group, Inc.# ..................         1,190         95,795
Aon Corp. ............................................           150          5,325
Chubb Corp. ..........................................           100          7,244
CIGNA Corp. ..........................................            80          8,589
Cincinnati Financial Corp. ...........................           100          3,794
Cinergy Corp. ........................................           100          3,355
Conseco, Inc. ........................................           200          3,220
Equifax, Inc. ........................................           100          3,125
Fairfax Financial Holdings Ltd.+ .....................           200         25,299

----------------
100

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Franklin Resources, Inc. .............................           115   $      4,498
Hartford Financial Services Group, Inc. ..............         1,106         65,254
Jefferson-Pilot Corp. ................................            47          3,191
Lincoln National Corp. ...............................           100          4,247
Loews Corp. ..........................................           894         53,112
Marsh & McLennan Cos. ................................           657         62,435
MBIA, Inc. ...........................................           100          8,068
MetLife, Inc. ........................................           375         11,269
MGIC Investment Corp. ................................            50          3,421
Mutual Risk Management Ltd. ..........................           400          2,900
PartnerRe Ltd. .......................................           300         14,781
Progressive Corp. ....................................            37          3,591
SAFECO Corp. .........................................           100          2,819
St. Paul Cos., Inc. ..................................           101          4,449
Torchmark Corp. ......................................           100          3,883
UnumProvident Corp. ..................................           173          5,055
                                                                       ------------
                                                                          3,169,832
                                                                       ------------

HEALTHCARE -- 12.8%
DRUGS -- 8.9%
Abbott Laboratories, Inc. ............................         1,436         67,765
Allergan, Inc. .......................................           462         34,257
ALZA Corp.+ ..........................................           200          8,100
American Home Products Corp. .........................         2,307        135,536
Amgen, Inc.+ .........................................         2,048        123,264
Biogen, Inc.+ ........................................            72          4,559
Bristol-Myers Squibb Co. .............................         2,709        160,915
Eli Lilly & Co. ......................................           578         44,309
Forest Laboratories, Inc.+ ...........................            82          4,858
Genentech, Inc.+ .....................................           400         20,200
IDEC Pharmaceuticals Corp.+ ..........................           300         12,000
King Pharmaceuticals, Inc.+ ..........................            70          2,853
Merck & Co., Inc. ....................................         3,109        235,973
Pfizer, Inc.@ ........................................        10,345        423,628
Pharmacia Corp. ......................................         2,695        135,747
Schering-Plough Corp. ................................         3,482        127,197
Watson Pharmaceuticals, Inc.+ ........................           100          5,260

HEALTH SERVICES -- 1.2%
Aetna, Inc.+ .........................................            70          2,514
Chiron Corp.+ ........................................            96          4,212
HCA Healthcare Co. ...................................           271         10,913
HEALTHSOUTH Corp.+ ...................................           200          2,578
IMS Health, Inc. .....................................           121          3,013
Quintiles Transnational Corp.+ .......................            71          1,340
Stryker Corp. ........................................            95          4,964
Tenet Healthcare Corp.+ ..............................           200          8,800
UnitedHealth Group, Inc. .............................         2,060        122,076
Wellpoint Health Networks, Inc.+ .....................           534         50,895

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 2.7%
Applera Corp. ........................................           198   $      5,494
Bausch & Lomb, Inc. ..................................            33          1,507
Baxter International, Inc. ...........................         1,065        100,259
Becton Dickinson & Co. ...............................           100          3,532
Biomet, Inc. .........................................           150          5,909
Boston Scientific Corp.+ .............................           200          4,036
Cardinal Health, Inc. ................................           151         14,609
Guidant Corp.+ .......................................           200          8,998
Johnson & Johnson ....................................         2,613        228,559
McKesson HBOC, Inc. ..................................           184          4,922
MedImmune, Inc.+ .....................................         1,418         50,871
Medtronic, Inc. ......................................           655         29,960
St. Jude Medical, Inc.+ ..............................            61          3,285
                                                                       ------------
                                                                          2,219,667
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 10.1%
AEROSPACE & MILITARY TECHNOLOGY -- 1.1%
Boeing Co. ...........................................         1,423         79,276
General Dynamics Corp. ...............................           100          6,274
ITT Industries, Inc. .................................            71          2,751
Lockheed Martin Corp. ................................           200          7,130
Northrop Grumman Corp. ...............................           442         38,454
Raytheon Co., Class B ................................           200          5,876
Rockwell International Corp. .........................           100          3,635
United Technologies Corp. ............................           647         47,425

BUSINESS SERVICES -- 6.0%
Allied Waste Industries, Inc.+ .......................           100          1,568
Cendant Corp.+ .......................................           409          5,967
Convergys Corp.+ .....................................            72          2,597
Donnelley (R.R.) & Sons Co. ..........................           100          2,622
Ecolab, Inc. .........................................           100          4,242
Electronic Data Systems Corp. ........................           264         14,747
First Data Corp. .....................................         2,698        161,097
Fiserv, Inc.+ ........................................            69          3,087
General Electric Co.@ ................................        14,367        601,403
Hutchison Whampoa Ltd. ...............................         4,840         50,727
Pall Corp. ...........................................           118          2,586
Paychex, Inc. ........................................           206          7,635
Robert Half International, Inc.+ .....................            88          1,967
SYSCO Corp. ..........................................         2,134         56,572
TMP Worldwide, Inc.+ .................................           700         26,294
Waste Management, Inc. ...............................         1,313         32,431
Waters Corp.+ ........................................         1,300         60,385

ELECTRICAL EQUIPMENT -- 0.4%
Dover Corp. ..........................................           124          4,444
Emerson Electric Co. .................................           832         51,584
Jabil Circuit, Inc.+ .................................           196          4,237
Johnson Controls, Inc. ...............................            68          4,247
Power-One, Inc.+ .....................................            38            551

----------------
102

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
ELECTRICAL EQUIPMENT (CONTINUED)
Xcel Energy, Inc. ....................................           114   $      3,433

MACHINERY -- 0.4%
Caterpillar, Inc. ....................................           200          8,876
Cooper Industries, Inc. ..............................            40          1,338
Danaher Corp. ........................................           600         32,736
Deere & Co. ..........................................           115          4,179
Illinois Tool Works, Inc. ............................           169          9,606
Ingersoll-Rand Co. ...................................           100          3,971
Parker-Hannifin Corp. ................................           100          3,972

MULTI-INDUSTRY -- 2.0%
Avery Dennison Corp. .................................            55          2,861
Honeywell International, Inc. ........................         2,044         83,395
Minnesota Mining & Manufacturing Co. .................           200         20,780
Sara Lee Corp. .......................................           481         10,380
Textron, Inc. ........................................           100          5,684
Tyco International Ltd. ..............................         5,307        229,422

TRANSPORTATION -- 0.2%
AMR Corp.+ ...........................................           100          3,512
Burlington Northern Santa Fe Corp. ...................           200          6,076
CSX Corp. ............................................           140          4,718
FedEx Corp.+ .........................................           140          5,835
Norfolk Southern Corp. ...............................           149          2,495
Union Pacific Corp. ..................................           153          8,606
                                                                       ------------
                                                                          1,743,686
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 7.7%
BROADCASTING & MEDIA -- 6.6%
Adelphia Communications Corp., Class A+ ..............         1,500         60,750
AOL Time Warner, Inc.+@ ..............................         7,783        312,487
AT&T Corp.- Liberty Media Group, Class A+ ............         4,900         68,600
Clear Channel Communications, Inc.+ ..................         1,630         88,754
Comcast Corp., Class A+ ..............................         3,599        150,933
EchoStar Communications Corp., Class A+ ..............         2,500         69,219
Fox Entertainment Group, Inc., Class A+ ..............         1,000         19,600
Gannett Co. ..........................................           144          8,600
Harcourt General, Inc. ...............................            20          1,113
Interpublic Group Cos., Inc. .........................           171          5,874
Knight Ridder, Inc. ..................................            41          2,202
McGraw-Hill Cos., Inc. ...............................           100          5,965
New York Times Co., Class A ..........................           100          4,097
Omnicom Group, Inc. ..................................           699         57,933
Orange SA ............................................         4,000         34,132
Pegasus Communications Corp.+ ........................           600         13,800
The Walt Disney Co. ..................................         1,427         40,812
Tribune Co. ..........................................           134          5,459
Univision Communications, Inc., Class A+ .............           609         23,239
USA Networks, Inc.+ ..................................         1,000         23,938
Viacom, Inc., Class B+ ...............................         2,883        126,766
WPP Group PLC ........................................         2,000         21,201

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.3%
Eastman Kodak Co. ....................................           180   $      7,180
Hasbro, Inc. .........................................           136          1,755
Mattel, Inc. .........................................           200          3,548
SONY CORP. ...........................................           600         42,543

LEISURE & TOURISM -- 0.8%
Carnival Corp. .......................................           300          8,301
Compass Group PLC ....................................           500          3,562
Darden Restaurants, Inc. .............................           129          3,064
Delta Air Lines, Inc. ................................            60          2,370
Harrah's Entertainment, Inc.+ ........................           100          2,943
Hilton Hotels Corp. ..................................           281          2,936
Marriott International, Inc., Class A ................           121          4,983
McDonald's Corp. .....................................           636         16,886
MGM Mirage, Inc.+ ....................................         1,300         32,630
Southwest Airlines Co. ...............................           450          7,987
Starwood Hotels & Resorts Worldwide, Inc. ............         1,171         39,826
Tricon Global Restaurants, Inc.+ .....................           100          3,819
Wendy's International, Inc. ..........................           100          2,232
                                                                       ------------
                                                                          1,332,039
                                                                       ------------

INFORMATION TECHNOLOGY -- 17.5%
COMMUNICATION EQUIPMENT -- 1.5%
Agere Systems, Inc. ..................................         2,400         14,832
Cabletron Systems, Inc.+ .............................            99          1,277
Cisco Systems, Inc.+ .................................        11,087        175,313
Juniper Networks, Inc.+ ..............................           900         34,164
Lucent Technologies, Inc. ............................         2,911         29,023
Network Appliance, Inc.+ .............................           149          2,505
Palm, Inc.+ ..........................................           265          2,227
Symbol Technologies, Inc. ............................            72          2,513

COMPUTER SERVICES -- 1.0%
Adobe Systems, Inc. ..................................           624         21,821
Automatic Data Processing, Inc. ......................         1,247         67,812
Ceridian Corp.+ ......................................            80          1,480
Computer Associates International, Inc. ..............           276          7,507
Compuware Corp.+ .....................................           200          1,950
Intuit, Inc.+ ........................................           100          2,775
Sapient Corp.+ .......................................            56            403
Sun Microsystems, Inc.+ ..............................         1,766         27,143
Unisys Corp.+ ........................................           170          2,380
VeriSign, Inc.+ ......................................         1,100         38,981

COMPUTERS & BUSINESS EQUIPMENT -- 3.1%
Adaptec, Inc.+ .......................................           100            867
Apple Computer, Inc.+ ................................           189          4,171
Brocade Communications Systems, Inc.+ ................           700         14,623
Compaq Computer Corp. ................................         4,961         90,290
Computer Sciences Corp.+ .............................            82          2,653
Dell Computer Corp.+ .................................         4,407        113,205
EMC Corp.+@ ..........................................         4,247        124,862

----------------
104

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Gateway, Inc.+ .......................................           156   $      2,622
Hewlett-Packard Co. ..................................         1,043         32,615
International Business Machines Corp. ................         1,411        135,710
Lexmark International, Inc.+ .........................            69          3,141
Millipore Corp. ......................................            53          2,452
NCR Corp.+ ...........................................            48          1,873
Pitney Bowes, Inc. ...................................           137          4,761
Xerox Corp. ..........................................           300          1,797

COMPUTER SOFTWARE -- 2.9%
BMC Software, Inc.+ ..................................           100          2,150
Citrix Systems, Inc.+ ................................            86          1,817
Electronic Arts, Inc.+ ...............................           600         32,550
Mercury Interactive Corp.+ ...........................            35          1,465
Microsoft Corp.+@ ....................................         6,692        365,969
Novell, Inc.+ ........................................           200          1,000
Oracle Corp.+ ........................................         3,814         57,134
Parametric Technology Corp.+ .........................           197          1,785
PeopleSoft, Inc.+ ....................................           160          3,750
Siebel Systems, Inc.+ ................................           810         22,032
VERITAS Software Corp.+ ..............................           234         10,820

ELECTRONICS -- 4.7%
Advanced Micro Devices, Inc.+ ........................           140          3,716
Agilent Technologies, Inc.+ ..........................           216          6,638
Altera Corp.+ ........................................         1,392         29,841
American Power Conversion Corp.+ .....................            80          1,031
Analog Devices, Inc.+ ................................         1,270         46,025
Applied Materials, Inc.+ .............................         2,395        104,182
Applied Micro Circuits Corp.+ ........................           247          4,075
Broadcom Corp., Class A+ .............................           122          3,526
C- Mac Industries, Inc.+ .............................         1,000         20,250
Check Point Software Technologies Ltd.+ ..............           400         19,000
Conexant Systems, Inc.+ ..............................            94            840
Eaton Corp. ..........................................            39          2,672
Flextronics International Ltd.+ ......................         3,000         45,000
General Motors Corp., Class H+ .......................         1,400         27,300
Intel Corp.@ .........................................         6,601        173,689
KLA-Tencor Corp.+ ....................................           686         27,011
Koninklijke (Royal) Philips Electronics NV+ ..........           955         26,128
Linear Technology Corp. ..............................           149          6,118
LSI Logic Corp.+ .....................................           737         11,593
Maxim Integrated Products, Inc.+ .....................           533         22,167
Micron Technology, Inc.+ .............................         1,650         68,524
Molex, Inc. ..........................................           125          4,410
National Semiconductor Corp.+ ........................           100          2,675
Novellus Systems, Inc.+ ..............................            55          2,231
PerkinElmer, Inc. ....................................            39          2,046
QLogic Corp.+ ........................................            44            990
Samsung Electronics Co., Ltd. ........................           200         31,255
Sanmina Corp.+ .......................................           140          2,739
Solectron Corp.+ .....................................         1,000         19,010

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Tektronix, Inc.+ .....................................           108   $      2,947
Teradyne, Inc.+ ......................................           100          3,300
Texas Instruments, Inc. ..............................         2,386         73,918
The Furukawa Electric Co., Ltd.+ .....................         1,000         10,357
Thermo Electron Corp.+ ...............................           100          2,248
Vitesse Semiconductor Corp.+ .........................            88          2,096
Xilinx, Inc.+ ........................................           217          7,622

INTERNET CONTENT -- 0.3%
Exodus Communications, Inc.+ .........................         3,800         40,850
Sabre Holdings Corp.+ ................................            72          3,324
Yahoo!, Inc.+ ........................................           286          4,505

INTERNET SOFTWARE -- 0.0%
BroadVision, Inc.+ ...................................           159            850
Macromedia, Inc.+ ....................................           500          8,031

TELECOMMUNICATIONS -- 4.0%
ADC Telecommunications, Inc.+ ........................           396          3,366
Andrew Corp.+ ........................................            40            575
Avaya, Inc. ..........................................           227          2,951
China Mobile (Hong Kong) Ltd.+ .......................         5,000         22,115
China Unicom Ltd. ADR+ ...............................         1,500         16,200
CIENA Corp.+ .........................................           300         12,525
Citizens Communications Co.+ .........................           138          1,746
Comverse Technology, Inc.+ ...........................            77          4,535
Corning, Inc. ........................................         1,580         32,690
Dominion Resources, Inc. .............................           115          7,414
Global Crossing Ltd.+ ................................           435          5,868
JDS Uniphase Corp.+ ..................................         2,268         41,816
Motorola, Inc. .......................................         1,220         17,397
Nextel Communications, Inc., Class A+ ................         2,065         29,684
Nokia Corp. ADR ......................................           700         16,800
Nortel Networks Corp. ................................         1,770         24,869
NTT DoCoMo, Inc. .....................................             3         52,103
QUALCOMM, Inc.+ ......................................         1,407         79,671
Qwest Communications International, Inc.+ ............           846         29,652
Scientific-Atlanta, Inc. .............................            76          3,161
Sprint Corp. (PCS Group)+ ............................         3,240         61,560
Tellabs, Inc.+ .......................................           200          8,138
Verizon Communications, Inc. .........................         2,893        142,625
Vodafone Group PLC ...................................        26,489         72,550
                                                                       ------------
                                                                          3,034,961
                                                                       ------------

MATERIALS -- 1.5%
CHEMICALS -- 0.7%
Air Products & Chemicals, Inc. .......................           100          3,840
Dow Chemical Co. .....................................           472         14,901
du Pont (E.I.) de Nemours & Co. ......................           537         21,856
Eastman Chemical Co. .................................           938         46,168
Engelhard Corp. ......................................           124          3,207
PPG Industries, Inc. .................................           100          4,609

----------------
106

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Praxair, Inc. ........................................           100   $      4,465
Rohm & Haas Co. ......................................           136          4,190
Sherwin-Williams Co. .................................           100          2,548
Sigma-Aldrich Corp. ..................................            90          4,309

FOREST PRODUCTS -- 0.6%
Georgia-Pacific Group ................................         1,156         33,987
International Paper Co. ..............................           255          9,200
Louisiana-Pacific Corp. ..............................           100            961
Mead Corp. ...........................................           100          2,509
Pactiv Corp.+ ........................................           100          1,211
Temple-Inland, Inc. ..................................         1,000         44,250
Westvaco Corp. .......................................           109          2,641
Weyerhaeuser Co. .....................................           100          5,079
Willamette Industries, Inc. ..........................            63          2,898

METALS & MINERALS -- 0.2%
Alcan Aluminium Ltd. .................................           151          5,436
Alcoa, Inc. ..........................................           409         14,704
Allegheny Technologies, Inc. .........................            50            870
Barrick Gold Corp. ...................................           200          2,858
Inco Ltd.+ ...........................................           100          1,483
Newmont Mining Corp. .................................           100          1,612
Nucor Corp. ..........................................           100          4,007
Phelps Dodge Corp. ...................................            44          1,768
Placer Dome, Inc. ....................................           200          1,730
USX-US Steel Group, Inc. .............................           100          1,469
Vulcan Materials Co. .................................            50          2,340
                                                                       ------------
                                                                            251,106
                                                                       ------------

UTILITIES -- 4.6%
ELECTRIC UTILITIES -- 1.9%
AES Corp.+ ...........................................           300         14,988
Allegheny Energy, Inc. ...............................            54          2,498
Ameren Corp. .........................................           100          4,095
American Electric Power Co., Inc. ....................           160          7,520
Calpine Corp.+ .......................................         1,527         84,092
CMS Energy Corp. .....................................           110          3,255
Consolidated Edison, Inc.+ ...........................           100          3,710
Constellation Energy Group, Inc. .....................           100          4,410
DTE Energy Co. .......................................           100          3,980
Duke Energy Corp. ....................................           416         17,780
Edison International .................................           100          1,264
Entergy Corp. ........................................           100          3,800
Exelon Corp. .........................................           970         63,632
FirstEnergy Corp. ....................................           182          5,081
FPL Group, Inc. ......................................           100          6,130
GPU, Inc. ............................................           100          3,249
Niagara Mohawk Holdings, Inc.+ .......................           162          2,738
NiSource, Inc.+ ......................................           160          4,979
NRG Energy Inc.+ .....................................         1,500         54,600

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Pacific Gas & Electric Corp. .........................           200   $      2,490
PPL Corp. ............................................           100          4,396
Progress Energy, Inc. ................................           157          6,762
Progress Energy, Inc. (CVO)(1) .......................            46              0
Public Service Enterprise Group, Inc. ................           100          4,316
Reliant Energy, Inc. .................................           182          8,235
Sempra Energy ........................................            85          1,979
Southern Co. .........................................           310         10,878

GAS & PIPELINE UTILITIES -- 0.7%
Dynegy, Inc., Class A ................................           149          7,601
El Paso Corp. ........................................         1,571        102,586
KeySpan Corp. ........................................            58          2,212
Kinder Morgan, Inc. ..................................            56          2,979
Williams Cos., Inc. ..................................           277         11,869

TELEPHONE -- 2.0%
ALLTEL Corp. .........................................           152          7,975
AT&T Corp. ...........................................         3,984         84,859
BellSouth Corp. ......................................           979         40,061
CenturyTel, Inc. .....................................            67          1,926
SBC Communications, Inc.  ............................         2,880        128,535
Sprint Corp. .........................................           400          8,796
WorldCom, Inc.+ ......................................         3,446         64,397
Xo Communications, Inc.+ .............................         1,200          8,400
                                                                       ------------
                                                                            803,053
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $16,914,537)........                   15,586,938
                                                                       ------------

                                                           SHARES/
SHORT-TERM SECURITIES -- 1.6%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
T. Rowe Price Reserve Investment Fund ................       238,035        238,035
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 0.2%
United States Treasury Bills 5.13% due 4/19/01@.......  $     30,000         29,923
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $267,958)...........                      267,958
                                                                       ------------

----------------
108

REPURCHASE AGREEMENTS -- 6.9%                             PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 6.9%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $277,087 and
 collateralized by $265,000 of U.S. Treasury Notes,
 bearing interest at 6.00% due 8/15/09 and having an
 approximate value of $283,368........................  $    277,000   $    277,000

State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................       920,000        920,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,197,000).........                    1,197,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $18,379,495)                                         98.5%       17,051,896
Other assets less liabilities --                              1.5           259,203
                                                       ----------      ------------
NET ASSETS --                                               100.0%     $ 17,311,099
                                                       ==========      ============

-------------
+ Non-income producing security
# Security represents an investment in an affiliated company; see Note 8
(1) Fair valued security; see Note 2
ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------
                                                                               VALUE AS OF
      NUMBER OF                                     EXPIRATION    VALUE AT      MARCH 31,      UNREALIZED
      CONTRACTS         DESCRIPTION                    DATE      TRADE DATE       2001        DEPRECIATION
----------------------------------------------------------------------------------------------------------
       5 Long           Standard & Poors 500 Index  June 2001     $292,300      $285,617        $(6,683)
                                                                                                =======

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
LARGE CAP
VALUE PORTFOLIO                           INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 97.6%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 5.5%
APPAREL & TEXTILES -- 0.7%
Liz Claiborne, Inc. ..................................            84   $      3,952
Nike, Inc., Class B ..................................         4,056        164,471
Reebok International Ltd.+ ...........................           151          3,754
V.F. Corp. ...........................................           160          5,600

AUTOMOTIVE -- 1.2%
AutoZone, Inc.+ ......................................           177          4,959
B.F. Goodrich Co. ....................................           194          7,444
Dana Corp. ...........................................           765         13,143
Delphi Automotive Systems Corp. ......................           831         11,775
Ford Motor Co. .......................................         4,403        123,812
General Motors Corp. .................................           796         41,273
Genuine Parts Co. ....................................         2,866         74,258
Goodyear Tire & Rubber Co. ...........................           306          7,298
Navistar International Corp.+ ........................            72          1,642
PACCAR, Inc. .........................................            84          3,764
Ryder System, Inc. ...................................            80          1,439
TRW, Inc. ............................................           633         21,522
Visteon Corp. ........................................           195          2,933

HOUSING -- 0.6%
Black & Decker Corp. .................................           881         32,377
Centex Corp. .........................................            53          2,207
Grainger (W. W.), Inc. ...............................           100          3,385
KB HOME ..............................................            44          1,436
Leggett & Platt, Inc. ................................           390          7,500
Lowe's Cos., Inc. ....................................           544         31,797
Masco Corp. ..........................................           618         14,919
Maytag Corp. .........................................            78          2,515
Stanley Works ........................................         2,041         67,251
Whirlpool Corp. ......................................           102          5,099

RETAIL -- 3.0%
Albertson's, Inc. ....................................         1,875         59,662
Best Buy Co., Inc.+ ..................................           300         10,788
Circuit City Stores, Inc. ............................           200          2,120
Consolidated Stores Corp.+ ...........................           100          1,005
Costco Wholesale Corp.+ ..............................           648         25,434
CVS Corp. ............................................           551         32,228
Dillards, Inc., Class A ..............................           100          2,194
Dollar General Corp. .................................           457          9,341
Family Dollars Stores, Inc. ..........................         5,100        131,070
Federated Department Stores, Inc.+ ...................           298         12,382
J.C. Penny Co., Inc. .................................         1,755         28,062
Kmart Corp.+ .........................................           925          8,695

----------------
110

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Limited, Inc. ........................................           551   $      8,662
Longs Drug Stores Corp. ..............................            54          1,596
May Department Stores Co. ............................         5,814        206,281
Nordstrom, Inc. ......................................           164          2,670
Office Depot, Inc.+ ..................................           323          2,826
Safeway, Inc.+ .......................................           712         39,267
Sears, Roebuck & Co. .................................           452         15,942
Staples, Inc.+ .......................................           548          8,152
Target Corp. .........................................         1,220         44,018
Tiffany & Co. ........................................           165          4,496
Toys "R" Us, Inc.+ ...................................         4,889        122,714
Winn-Dixie Stores, Inc. ..............................           162          4,596
                                                                       ------------
                                                                          1,445,726
                                                                       ------------

CONSUMER STAPLES -- 8.5%
FOOD, BEVERAGE & TOBACCO -- 5.3%
Adolph Coors Co., Class B ............................            61          3,992
Archer-Daniels-Midland Co. ...........................           917         12,058
Brown-Forman Corp., Class B ..........................         1,381         85,553
Campbell Soup Co. ....................................         2,100         62,727
Coca-Cola Enterprises, Inc. ..........................           676         12,019
ConAgra Foods, Inc. ..................................           678         12,367
Corn Products International, Inc. ....................         1,100         28,226
Fortune Brands, Inc. .................................         2,587         88,993
General Mills, Inc. ..................................         2,100         90,321
Heinz (H.J.) Co. .....................................         1,700         68,340
Hershey Foods Corp. ..................................         2,100        145,572
Kellogg Co. ..........................................         4,800        129,744
McCormick & Co., Inc. ................................         1,700         71,383
PepsiCo, Inc. ........................................           400         17,580
Philip Morris Cos., Inc. .............................         7,411        351,652
SUPERVALU, Inc. ......................................           100          1,333
Universal Corp. ......................................         3,100        122,233
UST, Inc. ............................................         3,300         99,165

HOUSEHOLD PRODUCTS -- 3.2%
Alberto-Culver Co., Class B ..........................           100          3,966
Clorox Co. ...........................................         1,992         62,648
Gillette Co. .........................................         3,000         93,510
International Flavors & Fragrances, Inc. .............         3,026         66,754
Kimberly-Clark Corp. .................................         7,000        474,810
Newell Rubbermaid, Inc. ..............................           415         10,998
Procter & Gamble Co. .................................         1,300         81,380
Unilever NV ..........................................           802         42,217
                                                                       ------------
                                                                          2,239,541
                                                                       ------------

ENERGY -- 11.3%
ENERGY SERVICES -- 1.3%
Baker Hughes, Inc. ...................................         1,354         49,164
Halliburton Co. ......................................           601         22,087

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Nabors Industries, Inc.+ .............................           210   $     10,886
Rowan Cos., Inc.+ ....................................           105          2,888
Schlumberger Ltd. ....................................           809         46,606
Transocean Sedco Forex, Inc. .........................           444         19,247
USX-Marathon Group, Inc. .............................         7,100        191,345

ENERGY SOURCES -- 10.0%
Amerada Hess Corp. ...................................         1,349        105,384
Anadarko Petroleum Corp. .............................           326         20,466
Apache Corp. .........................................           194         11,177
BP Amoco PLC ADR .....................................         3,404        168,907
Burlington Resources, Inc. ...........................           315         14,096
Chevron Corp. ........................................         2,306        202,467
Conoco, Inc., Class B ................................           905         25,566
Devon Energy Corp. ...................................           201         11,698
Enron Corp. ..........................................         1,047         60,831
EOG Resources, Inc. ..................................           214          8,823
Exxon Mobil Corp.@ ...................................        12,594      1,020,114
Kerr-McGee Corp. .....................................           107          6,944
NiSource, Inc.+ ......................................            59            163
Noble Drilling Corp.+ ................................           235         10,848
Occidental Petroleum Corp. ...........................           571         14,132
Phillips Petroleum Co. ...............................           345         18,992
Royal Dutch Petroleum Co.-NY Shares ..................         4,903        271,822
Shell Transport & Trading Co. ADR ....................         2,500        116,825
Sunoco, Inc. .........................................            88          2,854
Texaco, Inc. .........................................         2,990        198,536
Tosco Corp. ..........................................           205          8,766
TXU Corp. ............................................           361         14,917
Unocal Corp. .........................................         9,446        326,548
                                                                       ------------
                                                                          2,983,099
                                                                       ------------

FINANCE -- 23.1%
BANKS -- 8.9%
AmSouth Bancorp. .....................................           590          9,918
Bank of America Corp. ................................         5,391        295,157
Bank One Corp. .......................................         4,854        175,618
BB&T Corp. ...........................................           525         18,464
Charter One Financial, Inc. ..........................           353          9,990
Comerica, Inc. .......................................           227         13,961
Fifth Third Bancorp ..................................           649         34,681
First Union Corp. ....................................         1,430         47,190
FleetBoston Financial Corp. ..........................         5,100        192,525
Golden West Financial Corp. ..........................           232         15,057
Huntington Bancshares, Inc. ..........................           253          3,605
J.P. Morgan Chase & Co. ..............................        12,385        556,087
KeyCorp. .............................................           604         15,583
Mercantile Bankshares Corp. ..........................         1,400         51,800
National City Corp. ..................................         9,912        265,146
Old Kent Financial Corp. .............................           160          6,080
PNC Financial Services Group Corp. ...................           392         26,558

----------------
112

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Regions Financial Corp. ..............................           362   $     10,294
SouthTrust Corp. .....................................           247         11,300
SunTrust Banks, Inc. .................................           419         27,151
Synovus Financial Corp. ..............................           441         11,907
U.S. Bancorp .........................................         3,862         89,595
Union Planters Corp. .................................           240          9,238
Wachovia Corp. .......................................         1,785        107,546
Wells Fargo & Co. ....................................         6,992        345,894

FINANCIAL SERVICES -- 8.9%
Ambac Financial Group, Inc. ..........................           173         10,973
American General Corp. ...............................         3,639        139,192
Bear Stearns Cos., Inc. ..............................           194          8,874
C.I.T. Group, Inc., Class A ..........................           371         10,715
Citigroup, Inc. ......................................        16,986        764,030
Countrywide Credit Industries, Inc. ..................           200          9,870
Dow Jones & Co., Inc. ................................           800         41,880
Dun & Bradstreet Corp.+ ..............................           950         22,382
Fannie Mae ...........................................         2,912        231,795
Freddie Mac ..........................................         1,010         65,478
Goldman Sachs Group, Inc. ............................         1,300        110,630
H&R Block, Inc. ......................................         1,116         55,867
Household International, Inc. ........................           646         38,269
Lehman Brothers Holdings, Inc. .......................           353         22,133
MBNA Corp. ...........................................         1,167         38,628
Mellon Financial Corp. ...............................         5,368        217,511
Merrill Lynch & Co., Inc. ............................         1,176         65,150
Moody's Corp. ........................................         2,000         55,120
Morgan Stanley, Dean Witter & Co. ....................         1,577         84,370
T. Rowe Price Associates, Inc. .......................           166          5,198
Washington Mutual, Inc. ..............................         6,483        354,944

INSURANCE -- 5.3%
ACE Ltd. .............................................         4,900        180,124
AFLAC, Inc. ..........................................           708         19,498
Allstate Corp. .......................................           995         41,730
Aon Corp. ............................................         1,872         66,456
Chubb Corp. ..........................................         2,729        197,689
CIGNA Corp. ..........................................           506         54,324
Cincinnati Financial Corp. ...........................           267         10,129
Cinergy Corp. ........................................           286          9,595
Conseco, Inc. ........................................           460          7,406
Franklin Resources, Inc. .............................           326         12,750
Hartford Financial Services Group, Inc. ..............         5,103        301,077
Jefferson-Pilot Corp. ................................           146          9,912
Lincoln National Corp. ...............................         1,706         72,454
Loews Corp. ..........................................           300         17,823
Marsh & McLennan Cos. ................................           900         85,527
MBIA, Inc. ...........................................           139         11,215
MetLife, Inc. ........................................         1,055         31,703
MGIC Investment Corp. ................................           118          8,074
Progressive Corp. ....................................           114         11,064

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
SAFECO Corp. .........................................         2,428   $     68,439
St. Paul Cos., Inc. ..................................         1,313         57,838
Torchmark Corp. ......................................           129          5,009
UnumProvident Corp. ..................................         3,924        114,659
                                                                       ------------
                                                                          6,097,849
                                                                       ------------

HEALTHCARE -- 5.5%
DRUGS -- 3.0%
Abbott Laboratories, Inc. ............................         2,900        136,851
American Home Products Corp. .........................         2,600        152,750
Bristol-Myers Squibb Co. .............................           800         47,520
Pharmacia Corp. ......................................         6,565        330,679
Schering-Plough Corp. ................................         2,900        105,937
Watson Pharmaceuticals, Inc.+ ........................           145          7,627

HEALTH SERVICES -- 0.9%
Aetna, Inc.+ .........................................           219          7,866
Chiron Corp.+ ........................................           275         12,066
HCA Healthcare Co. ...................................           838         33,746
HEALTHSOUTH Corp.+ ...................................           506          6,522
Humana, Inc.+ ........................................           200          2,096
Manor Care, Inc.+ ....................................           100          2,040
Quintiles Transnational Corp.+ .......................           200          3,775
Tenet Healthcare Corp.+ ..............................         2,827        124,388
UnitedHealth Group, Inc. .............................           472         27,971
Wellpoint Health Networks, Inc.+ .....................            70          6,672

MEDICAL PRODUCTS -- 1.6%
Bausch & Lomb, Inc. ..................................            60          2,740
Baxter International, Inc. ...........................         1,600        150,624
Beckman Coulter, Inc. ................................         2,400         93,816
Becton Dickinson & Co. ...............................         2,076         73,324
Boston Scientific Corp.+ .............................           522         10,534
C.R. Bard, Inc. ......................................            35          1,589
Johnson & Johnson ....................................         1,000         87,470
McKesson HBOC, Inc. ..................................           409         10,941
St. Jude Medical, Inc.+ ..............................           110          5,923
                                                                       ------------
                                                                          1,445,467
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 9.3%
AEROSPACE & MILITARY TECHNOLOGY -- 1.7%
Boeing Co. ...........................................         1,179         65,682
General Dynamics Corp. ...............................           259         16,250
ITT Industries, Inc. .................................           100          3,875
Lockheed Martin Corp. ................................         4,974        177,323
Northrop Grumman Corp. ...............................           119         10,353
Raytheon Co., Class B ................................           479         14,073
Rockwell International Corp. .........................         3,173        115,338
United Technologies Corp. ............................           666         48,818

----------------
114

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES -- 1.4%
Allied Waste Industries, Inc.+ .......................           298   $      4,673
Cendant Corp.+ .......................................         1,019         14,867
Deluxe Corp. .........................................           100          2,367
Donnelley (R.R.) & Sons Co. ..........................         2,025         53,095
Electronic Data Systems Corp. ........................           638         35,639
First Data Corp. .....................................           562         33,557
Fluor Corp. ..........................................           131          5,829
Pall Corp. ...........................................         3,800         83,296
Waste Management, Inc. ...............................         5,013        123,821

ELECTRICAL EQUIPMENT -- 0.8%
Dover Corp. ..........................................           303         10,860
Emerson Electric Co. .................................         1,997        123,814
Hubbell Inc., Class B ................................         2,200         51,260
Jabil Circuit, Inc.+ .................................           218          4,713
Johnson Controls, Inc. ...............................           146          9,119
Thomas & Betts Corp. .................................            82          1,424
Xcel Energy, Inc. ....................................           503         15,145

MACHINERY -- 2.0%
Caterpillar, Inc. ....................................         5,232        232,196
Cooper Industries, Inc. ..............................         2,399         80,247
Cummins Engine Co., Inc. .............................            49          1,840
Danaher Corp. ........................................           195         10,639
Deere & Co. ..........................................           346         12,574
Illinois Tool Works, Inc. ............................         2,706        153,809
Ingersoll-Rand Co. ...................................           266         10,563
Parker-Hannifin Corp. ................................           202          8,023
Snap-on, Inc. ........................................            78          2,271

MULTI-INDUSTRY -- 2.1%
Crane Co. ............................................            82          2,136
Honeywell International, Inc. ........................         2,327         94,942
Minnesota Mining & Manufacturing Co. .................         2,459        255,490
Sara Lee Corp. .......................................         4,200         90,636
Textron, Inc. ........................................           203         11,538
Tyco International Ltd.@ .............................         2,452        106,000

TRANSPORTATION -- 1.3%
AMR Corp.+ ...........................................           245          8,604
Burlington Northern Santa Fe Corp. ...................           563         17,104
Canadian National Railway Corp. ......................         1,000         37,670
CSX Corp. ............................................           352         11,862
FedEx Corp.+ .........................................           398         16,589
Norfolk Southern Corp. ...............................         4,009         67,111
Union Pacific Corp. ..................................         3,159        177,694
                                                                       ------------
                                                                          2,434,729
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 5.1%
BROADCASTING & MEDIA -- 3.3%
AT&T Corp.- Liberty Media Group, Class A+ ............        12,800        179,200
Clear Channel Communications, Inc.+ ..................           862         46,936

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Comcast Corp., Class A+ ..............................         2,804   $    117,593
Gannett Co. ..........................................         1,002         59,839
Harcourt General, Inc. ...............................           138          7,683
Knight Ridder, Inc. ..................................         1,779         95,550
McGraw-Hill Cos., Inc. ...............................           274         16,344
Meredith Corp. .......................................            30          1,047
New York Times Co., Class A ..........................           264         10,816
Reader's Digest Association, Inc., Class A ...........           800         21,984
The Walt Disney Co. ..................................         6,159        176,147
Tribune Co. ..........................................           419         17,070
Viacom, Inc., Class B+ ...............................         2,450        107,727

ENTERTAINMENT PRODUCTS -- 0.6%
Brunswick Corp. ......................................            98          1,924
Eastman Kodak Co. ....................................         2,298         91,667
Hasbro, Inc. .........................................         4,581         59,095
Mattel, Inc. .........................................           668         11,850

LEISURE & TOURISM -- 1.2%
Carnival Corp. .......................................           835         23,105
Darden Restaurants, Inc. .............................           123          2,921
Delta Air Lines, Inc. ................................           126          4,977
Harrah's Entertainment, Inc.+ ........................           116          3,414
Hilton Hotels Corp. ..................................         5,608         58,604
Marriott International, Inc., Class A ................           335         13,795
McDonald's Corp. .....................................         3,053         81,057
Southwest Airlines Co. ...............................           958         17,005
Starwood Hotels & Resorts Worldwide, Inc. ............         3,333        113,355
Wendy's International, Inc. ..........................           110          2,455
                                                                       ------------
                                                                          1,343,160
                                                                       ------------

INFORMATION TECHNOLOGY -- 10.3%
COMMUNICATION EQUIPMENT -- 0.6%
Agere Systems, Inc. ..................................        16,000         98,880
Cabletron Systems, Inc.+ .............................           192          2,477
Lucent Technologies, Inc. ............................         6,504         64,845

COMPUTER SERVICES -- 0.2%
Autodesk, Inc. .......................................            73          2,231
Computer Associates International, Inc. ..............           833         22,658
Compuware Corp.+ .....................................           607          5,918
Intuit, Inc.+ ........................................           343          9,518
Sapient Corp.+ .......................................           200          1,438
Unisys Corp.+ ........................................         1,759         24,626

COMPUTERS & BUSINESS EQUIPMENT -- 3.9%
Adaptec, Inc.+ .......................................           209          1,812
Apple Computer, Inc.+ ................................           507         11,190
Compaq Computer Corp. ................................         4,102         74,656
Computer Sciences Corp.+ .............................           230          7,441
Dell Computer Corp.+ .................................         9,300        238,894
Gateway, Inc.+ .......................................           418          7,027

----------------
116

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Hewlett-Packard Co. ..................................        20,383   $    637,376
NCR Corp.+ ...........................................           106          4,137
Pitney Bowes, Inc. ...................................           403         14,004
Xerox Corp. ..........................................         3,358         20,114

COMPUTER SOFTWARE -- 0.5%
BMC Software, Inc.+ ..................................         1,375         29,562
Microsoft Corp.+ .....................................         1,600         87,500
Novell, Inc.+ ........................................           447          2,235
Parametric Technology Corp.+ .........................           363          3,290

ELECTRONICS -- 1.9%
Advanced Micro Devices, Inc.+ ........................           400         10,616
Agilent Technologies, Inc.+ ..........................           689         21,173
American Power Conversion Corp.+ .....................           300          3,867
Applied Materials, Inc.+ .............................         1,143         49,721
Axcelis Technologies, Inc.+ ..........................           389          4,498
Conexant Systems, Inc.+ ..............................           300          2,681
Eaton Corp. ..........................................           806         55,211
Intel Corp. ..........................................         1,300         34,206
KLA-Tencor Corp.+ ....................................           310         12,206
LSI Logic Corp.+ .....................................           437          6,874
Micron Technology, Inc.+ .............................           808         33,556
Molex, Inc. ..........................................           291         10,267
National Semiconductor Corp.+ ........................           272          7,276
Novellus Systems, Inc.+ ..............................           161          6,531
Solectron Corp.+ .....................................           907         17,242
Tektronix, Inc.+ .....................................           182          4,967
Teradyne, Inc.+ ......................................         2,700         89,100
Texas Instruments, Inc. ..............................         4,051        125,500
Thermo Electron Corp.+ ...............................           340          7,643

INTERNET CONTENT -- 0.3%
KPMG Consulting, Inc. ................................         5,300         68,900

INTERNET SOFTWARE -- 0.0%
BroadVision, Inc.+ ...................................           340          1,817

TELECOMMUNICATIONS -- 2.9%
ADC Telecommunications, Inc.+ ........................         1,079          9,171
Andrew Corp.+ ........................................           137          1,969
Avaya, Inc. ..........................................           300          3,900
Citizens Communications Co.+ .........................           360          4,554
Dominion Resources, Inc. .............................           338         21,791
Global Crossing Ltd.+ ................................         1,151         15,527
JDS Uniphase Corp.+ ..................................         1,899         35,013
Motorola, Inc. .......................................        14,007        199,740
Nortel Networks Corp. ................................         4,366         61,342
Qwest Communications International, Inc.+ ............         2,352         82,438
Scientific-Atlanta, Inc. .............................           200          8,318
Verizon Communications, Inc. .........................         6,537        322,274
                                                                       ------------
                                                                          2,711,718
                                                                       ------------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS -- 6.3%
CHEMICALS -- 3.4%
Air Products & Chemicals, Inc. .......................           755   $     28,992
Ashland, Inc. ........................................         4,089        157,018
Dow Chemical Co. .....................................         2,927         92,405
du Pont (E.I.) de Nemours & Co. ......................         8,364        340,415
Eastman Chemical Co. .................................           103          5,070
Engelhard Corp. ......................................         5,130        132,662
FMC Corp.+ ...........................................            31          2,283
Great Lakes Chemical Corp. ...........................         1,836         56,439
Hercules, Inc. .......................................         3,471         45,088
PPG Industries, Inc. .................................           273         12,582
Praxair, Inc. ........................................           225         10,046
Rohm & Haas Co. ......................................           343         10,568
Sherwin-Williams Co. .................................           192          4,892
Sigma-Aldrich Corp. ..................................           125          5,984

FOREST PRODUCTS -- 0.9%
Bemis Co. ............................................            30            993
Boise Cascade Corp. ..................................            81          2,543
Georgia-Pacific Group ................................           992         29,165
International Paper Co. ..............................         3,818        137,753
Louisiana-Pacific Corp. ..............................           137          1,317
Mead Corp. ...........................................         1,000         25,090
Pactiv Corp.+ ........................................           200          2,422
Sealed Air Corp.+ ....................................           100          3,333
Temple-Inland, Inc. ..................................            60          2,655
Westvaco Corp. .......................................           113          2,738
Weyerhaeuser Co. .....................................           305         15,491
Willamette Industries, Inc. ..........................           197          9,062

METALS & MINERALS -- 2.0%
Alcan Aluminium Ltd. .................................           509         18,324
Alcoa, Inc. ..........................................        11,819        424,893
Allegheny Technologies, Inc. .........................           100          1,741
Armstrong Holdings, Inc. .............................           600          2,430
Barrick Gold Corp. ...................................           490          7,002
Freeport-McMoRan Copper & Gold, Inc., Class B+ .......           123          1,605
Homestake Mining Co. .................................           200          1,052
Inco Ltd.+ ...........................................           200          2,966
Newmont Mining Corp. .................................           264          4,255
Nucor Corp. ..........................................           110          4,408
Phelps Dodge Corp. ...................................         1,011         40,622
Placer Dome, Inc. ....................................           463          4,005
USX-US Steel Group, Inc. .............................           117          1,719
Vulcan Materials Co. .................................           189          8,851
                                                                       ------------
                                                                          1,660,879
                                                                       ------------

REAL ESTATE -- 0.6%
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
Archstone Communities Trust ..........................           800         19,680
Rouse Co. ............................................         2,300         59,478

----------------
118

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Simon Property Group, Inc. ...........................         2,700   $     69,120
                                                                       ------------
                                                                            148,278
                                                                       ------------

UTILITIES -- 12.1%
ELECTRIC UTILITIES -- 4.1%
AES Corp.+ ...........................................           732         36,571
Allegheny Energy, Inc. ...............................           200          9,252
Ameren Corp. .........................................           240          9,828
American Electric Power Co., Inc. ....................           415         19,505
Calpine Corp.+ .......................................           384         21,147
CMS Energy Corp. .....................................           202          5,977
Consolidated Edison, Inc.+ ...........................           318         11,798
Constellation Energy Group, Inc. .....................           254         11,201
DTE Energy Co. .......................................           226          8,995
Duke Energy Corp. ....................................         2,079         88,856
Edison International .................................           385          4,866
Entergy Corp. ........................................           325         12,350
Exelon Corp. .........................................         2,537        166,427
FirstEnergy Corp. ....................................         2,230         62,262
FPL Group, Inc. ......................................           245         15,018
GPU, Inc. ............................................           121          3,931
Niagara Mohawk Holdings, Inc.+ .......................         2,300         38,870
NiSource, Inc.+ ......................................           289          8,994
Pacific Gas & Electric Corp. .........................           434          5,403
Pinnacle West Capital Corp. ..........................         2,600        119,262
PPL Corp. ............................................           237         10,419
Progress Energy, Inc. ................................           298         12,835
Progress Energy, Inc.+ (CVO)# ........................           100              0
Public Service Enterprise Group, Inc. ................           320         13,811
Reliant Energy, Inc. .................................           811         36,698
SCANA Corp. ..........................................         2,900         78,735
Sempra Energy ........................................           309          7,194
Southern Co. .........................................         7,815        274,228

GAS & PIPELINE UTILITIES -- 0.7%
Dynegy, Inc., Class A ................................           416         21,220
El Paso Corp. ........................................           724         47,277
KeySpan Corp. ........................................           159          6,063
Kinder Morgan, Inc. ..................................           202         10,746
National Fuel Gas Co. ................................         1,200         64,296
NICOR, Inc. ..........................................           111          4,137
ONEOK, Inc. ..........................................            94          3,844
Williams Cos., Inc. ..................................           663         28,410

TELEPHONE -- 7.3%
ALLTEL Corp. .........................................         2,362        123,910
AT&T Corp. ...........................................        29,239        622,791
BellSouth Corp. ......................................         6,316        258,451
CenturyTel, Inc. .....................................           206          5,922
SBC Communications, Inc.  ............................         7,858        350,703
Sprint Corp. .........................................         7,731        170,005

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
WorldCom, Inc.+ ......................................        20,317   $    379,673
                                                                       ------------
                                                                          3,191,881
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $25,777,534)........                   25,702,327
                                                                       ------------
                                                           SHARES/
SHORT-TERM SECURITIES -- 1.4%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
T. Rowe Price Reserve Investment Fund.................       325,603        325,603
                                                                       ------------
U.S. GOVERNMENT -- 0.2%
United States Treasury Bills 5.12% due 4/19/01@.......  $     50,000         49,873
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $375,476)...........                      375,476
                                                                       ------------

REPURCHASE AGREEMENTS -- 1.1%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.1%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $171,053 and
 collateralized by $165,000 of U.S. Treasury Notes,
 bearing interest at 6.00% due 8/15/09 and having an
 approximate value of $176,437........................       171,000        171,000
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3).............................................       125,000        125,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS -- (cost $296,000)........                      296,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $26,449,010)                                      100.1%         26,373,803
Liabilities in excess of other assets --                   (0.1)            (35,938)
                                                        -------        ------------
NET ASSETS --                                             100.0%       $ 26,337,865
                                                        =======        ============

-------------
+ Non-income producing securities
# Fair valued security; see Note 2
ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
----------------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                              VALUE AT     VALUE AS OF      UNREALIZED
      CONTRACTS         DESCRIPTION                       EXPIRATION DATE   TRADE DATE   MARCH 31, 2001   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
       4 Long           Standard & Poors 500 Index          June 2000        $236,676       $233,840        $(2,836)
                                                                                                            =======

See Notes to Financial Statements

----------------
120

----------------

SEASONS SERIES TRUST
MID CAP GROWTH PORTFOLIO                  INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 94.3%
                                                      SHARES       VALUE
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.1%
APPAREL & TEXTILES -- 0.8%
Cintas Corp. .....................................       2,809  $   110,731
Gucci Group NV ...................................         600       50,190
Intimate Brands, Inc., Class A ...................         759       11,157
Jones Apparel Group, Inc.+ .......................         272       10,282
Nike, Inc., Class B ..............................          38        1,541
Quiksilver, Inc.+ ................................         750       19,912

AUTOMOTIVE -- 0.8%
AutoNation, Inc.+ ................................       1,260       11,340
Donaldson Co., Inc. ..............................       1,400       37,366
Harley-Davidson, Inc. ............................       4,161      157,911

HOUSING -- 0.3%
Lennar Corp. .....................................       1,100       43,846
Williams-Sonoma, Inc.+ ...........................       1,856       48,720

RETAIL -- 7.2%
7 Eleven, Inc.+ ..................................          56          554
Barnes & Noble, Inc.+ ............................       3,000       71,700
Bed Bath & Beyond, Inc.+ .........................      10,781      264,808
BJ's Wholesale Club, Inc.+ .......................         879       42,060
Blockbuster, Inc., Class A .......................         255        3,822
Children's Place Retail Stores, Inc.+ ............       2,000       48,000
Circuit City Stores, Inc. ........................       1,375       14,575
Consolidated Stores Corp.+ .......................         612        6,151
CVS Corp. ........................................         800       46,792
Dollar General Corp. .............................       7,567      154,669
Dollar Tree Stores, Inc.+ ........................       7,348      141,564
Family Dollars Stores, Inc. ......................       2,911       74,813
Kohl's Corp.+ ....................................         600       37,014
Limited, Inc. ....................................         533        8,379
MSC Industrial Direct Co., Inc., Class A+ ........         123        1,969
Office Depot, Inc.+ ..............................         186        1,628
Radioshack Corp. .................................       1,831       67,179
Ross Stores, Inc. ................................       2,600       48,750
Staples, Inc.+ ...................................      23,626      351,437
Starbucks Corp.+ .................................       2,879      122,178
Talbots, Inc. ....................................          63        2,676
Target Corp. .....................................       4,600      165,968
The Men's Wearhouse, Inc.+ .......................         900       19,422
Tiffany & Co. ....................................       3,199       87,173
TJX Cos., Inc. ...................................       3,686      117,952
Webvan Group, Inc.+ ..............................         582           91
                                                                -----------
                                                                  2,404,320
                                                                -----------

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
CONSUMER STAPLES -- 1.0%
FOOD, BEVERAGE & TOBACCO -- 0.9%
Coca-Cola Enterprises, Inc. ......................       1,031  $    18,331
General Mills, Inc.@ .............................       1,310       56,343
Kellogg Co. ......................................         815       22,029
Pepsi Bottling Group, Inc. .......................         370       14,064
Quaker Oats Co. ..................................         597       58,506
Tootsie Roll Industries, Inc. ....................       1,273       58,753
UST, Inc. ........................................         591       17,760

HOUSEHOLD PRODUCTS -- 0.1%
Estee Lauder Cos., Inc., Class A .................         844       30,738
                                                                -----------
                                                                    276,524
                                                                -----------

ENERGY -- 3.1%
ENERGY SERVICES -- 2.1%
Baker Hughes, Inc. ...............................       1,028       37,327
BJ Services Co.+ .................................       1,786      127,163
ENSCO International, Inc. ........................         388       13,580
Global Marine, Inc.+ .............................         808       20,685
Grant Prideco, Inc.+ .............................          45          774
Hanover Compressor Co.+ ..........................         535       16,959
Marine Drilling Cos., Inc.+ ......................         350        9,328
Nabors Industries, Inc.+ .........................         959       49,715
Pride International, Inc.+ .......................         124        2,946
Rowan Cos., Inc.+ ................................         474       13,035
Smith International, Inc.+ .......................       1,247       87,539
Tidewater, Inc.+ .................................         227       10,260
Transocean Sedco Forex, Inc. .....................       2,500      108,375
Weatherford International, Inc.+ .................       1,234       60,898

ENERGY SOURCES -- 1.0%
Anadarko Petroleum Corp. .........................         605       37,982
Apache Corp. .....................................       1,212       69,824
Devon Energy Corp. ...............................         746       43,417
Diamond Offshore Drilling, Inc. ..................          80        3,148
EOG Resources, Inc. ..............................         590       24,326
Helmerich & Payne, Inc. ..........................         124        5,741
Murphy Oil Corp. .................................         229       15,247
Newfield Exploration Co.+ ........................         318       11,098
Noble Drilling Corp.+ ............................         889       41,036
Plug Power, Inc.+ ................................          58          830
                                                                -----------
                                                                    811,233
                                                                -----------

FINANCE -- 10.0%
BANKS -- 1.0%
City National Corp. ..............................         800       30,728
Community First Bankshares, Inc. .................       2,300       46,431
Northern Trust Corp. .............................         900       56,250
Silicon Valley Bancshares, Inc.+ .................       1,300       30,550
State Street Corp. ...............................         500       46,700
Synovus Financial Corp. ..........................       1,679       45,333

----------------
122

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Valley National Bancorp. .........................         110  $     2,980

FINANCIAL SERVICES -- 5.9%
Ameritrade Holding Corp.+ ........................         787        4,156
Amvescap PLC ADR .................................       1,650       47,850
Capital One Financial Corp. ......................       2,001      111,055
Charles Schwab Corp. .............................       2,970       45,797
Concord EFS, Inc.+ ...............................       3,869      156,453
Dow Jones & Co., Inc. ............................         181        9,475
Dun & Bradstreet Corp.+ ..........................         446       10,508
E*TRADE Group, Inc.+ .............................       1,845       12,878
Eaton Vance Corp. ................................       2,000       62,100
Federated Investors, Inc., Class B ...............       3,416       96,844
H&R Block, Inc. ..................................          36        1,802
Investment Technology Group, Inc.+ ...............       1,038       53,146
Investors Financial Services Corp. ...............       1,100       64,488
Knight Trading Group, Inc.+ ......................         772       11,291
LaBranche & Co., Inc.+ ...........................         800       25,728
Legg Mason, Inc. .................................       1,000       42,100
Moody's Corp. ....................................       1,600       44,096
NOVA Corp.+ ......................................         469        8,648
Pacific Century Financial Corp. ..................       8,800      167,200
Paychex, Inc. ....................................       1,350       50,034
Providian Financial Corp. ........................       3,419      167,702
Raymond James Financial, Inc. ....................         900       25,020
Security Capital Group, Inc., Class B+ ...........       2,600       53,950
SEI Investments Co. ..............................       3,368      105,040
Stilwell Financial, Inc. .........................       2,307       61,874
T. Rowe Price Group, Inc. ........................         353       11,053
TD Waterhouse Group, Inc.+ .......................         129        1,393
USA Education, Inc. ..............................         342       24,846
Waddell & Reed Financial, Inc., Class A ..........       2,305       65,347

INSURANCE -- 3.1%
Ambac Financial Group, Inc. ......................       4,100      260,063
ChoicePoint, Inc.+ ...............................       1,951       65,944
Equifax, Inc. ....................................       3,061       95,656
Franklin Resources, Inc. .........................       1,600       62,576
Gallagher (Arthur J.) & Co. ......................         500       13,850
MBIA, Inc. .......................................       1,700      137,156
PMI Group, Inc. ..................................         800       51,984
Radian Group, Inc. ...............................         800       54,200
Triad Guaranty, Inc.+ ............................       1,500       49,781
XL Capital Ltd., Class A .........................         500       38,035
                                                                -----------
                                                                  2,630,091
                                                                -----------

HEALTHCARE -- 19.5%
DRUGS -- 7.4%
Abgenix, Inc.+ ...................................       1,359       32,191
Alkermes, Inc.+ ..................................         612       13,426
Allergan, Inc. ...................................       1,880      139,402

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
ALZA Corp.+ ......................................       1,766  $    71,523
Amgen, Inc.+ .....................................         400       24,075
Andrx Group Co. ..................................         385       18,865
Biochem Pharma, Inc.+ ............................       1,000       30,375
Biogen, Inc.+ ....................................       1,754      111,050
Cephalon, Inc.+ ..................................         833       40,036
COR Therapeutics, Inc.+ ..........................         570       12,825
Elan Corp. PLC ADR+ ..............................         800       41,800
Forest Laboratories, Inc.+ .......................       3,329      197,210
Gilead Sciences, Inc.+ ...........................       4,696      152,620
Human Genome Sciences, Inc.+ .....................       2,543      116,978
ICOS Corp.+ ......................................         431       20,473
IDEC Pharmaceuticals Corp.+ ......................       2,424       96,960
ImClone Systems, Inc.+ ...........................         646       21,439
Immunex Corp.+ ...................................      17,147      245,416
Incyte Pharmaceuticals, Inc.+ ....................       1,300       19,955
IVAX Corp.+ ......................................       1,363       42,935
King Pharmaceuticals, Inc.+ ......................       1,307       53,260
Medarex, Inc+ ....................................         840       14,018
Millennium Pharmaceuticals, Inc.+ ................       4,011      122,175
Mylan Laboratories, Inc. .........................         105        2,714
Protein Design Labs, Inc.+ .......................       1,415       62,967
ResMed, Inc.+ ....................................       1,600       64,640
Sepracor, Inc.+ ..................................         536       17,152
Sequenom, Inc.+ ..................................       4,100       34,850
Shire Pharmaceuticals Group PLC ADR+ .............         800       35,000
Sybron Dental Specialties, Inc.+ .................         845       17,745
Tanox, Inc.+ .....................................          55        1,069
Vertex Pharmaceuticals, Inc.+ ....................         579       21,206
Watson Pharmaceuticals, Inc.+ ....................         970       51,022

HEALTH SERVICES -- 6.3%
Aetna, Inc.+ .....................................         489       17,565
Chiron Corp.+ ....................................         727       31,897
Express Scripts, Inc., Class A+ ..................       1,113       96,475
First Health Group Corp.+ ........................         493       21,631
Gambro AB ........................................      32,940      207,889
Health Management Associates, Inc., Class A+ .....       1,946       30,260
HEALTHSOUTH Corp.+ ...............................      13,600      175,304
IMS Health, Inc. .................................      16,039      399,371
Laboratory Corp. of America Holdings Co.+ ........         300       36,075
Lincare Holdings, Inc.+ ..........................         800       42,350
Oxford Health Plans, Inc.+ .......................         974       26,055
PacifiCare Health Systems, Inc.+ .................          86        2,139
Quest Diagnostics, Inc.+ .........................       1,082       96,157
Quintiles Transnational Corp.+ ...................         478        9,022
Renal Care Group, Inc.+ ..........................       4,900      131,418
Stryker Corp. ....................................       2,452      128,117
Tenet Healthcare Corp.+ ..........................       3,900      171,600
UnitedHealth Group, Inc. .........................         428       25,363
Universal Health Services, Inc., Class B+ ........         117       10,331

----------------
124

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS -- 5.8%
Affymetrix, Inc.+ ................................       1,087  $    30,232
Apogent Technologies, Inc.+ ......................       1,935       39,164
Applera Corp.+ ...................................       2,704       75,036
Applera Corp. Celera Genomics+ ...................       1,123       34,645
ArthroCare Corp.+ ................................       1,900       26,600
Aurora Biosciences Corp.+ ........................         500        8,938
Bausch & Lomb, Inc. ..............................          27        1,233
Beckman Coulter, Inc. ............................       4,238      165,663
Becton Dickinson & Co. ...........................       3,300      116,556
Biomet, Inc. .....................................       2,069       81,499
Boston Scientific Corp.+ .........................       2,257       45,546
Bruker Daltonics, Inc.+ ..........................       5,000       78,437
Cardinal Health, Inc. ............................         500       48,375
Celgene Corp.+ ...................................         586       14,650
Cytyc Corp.+ .....................................       1,140       18,810
Dionex Corp.+ ....................................         600       18,862
Genzyme Corp.+ ...................................       2,727      246,330
Guidant Corp.+ ...................................         700       31,493
McKesson HBOC, Inc. ..............................         342        9,149
MedImmune, Inc.+ .................................       3,386      121,473
Medtronic, Inc. ..................................         724       33,116
MiniMed, Inc.+ ...................................       1,496       43,477
Patterson Dental Co.+ ............................         397       12,208
QLT PhotoTherapeutics, Inc.+ .....................         600       12,150
St. Jude Medical, Inc.+ ..........................       3,569      192,191
Techne Corp.+ ....................................       1,299       33,936
                                                                -----------
                                                                  5,146,160
                                                                -----------

INDUSTRIAL & COMMERCIAL -- 11.1%
AEROSPACE & MILITARY TECHNOLOGY -- 0.6%
Embraer Aircraft Corp ADR ........................       4,200      159,180
Titan Corp.+ .....................................         539        9,686

BUSINESS SERVICES -- 6.5%
Apollo Group, Inc., Class A+ .....................       3,389      111,202
Cendant Corp.+ ...................................       1,770       25,824
Convergys Corp.+ .................................          86        3,102
CSG Systems International, Inc.+ .................         552       22,735
DeVry, Inc.+ .....................................       2,664       80,053
Ecolab, Inc. .....................................       1,821       77,247
Electronics for Imaging, Inc.+ ...................         366        9,013
F.Y.I., Inc.+ ....................................       1,400       46,812
Fastenal Co. .....................................         312       17,004
First Data Corp. .................................       3,600      214,956
Fiserv, Inc.+ ....................................         883       39,500
Fluor Corp. ......................................          87        3,871
Global Industries Ltd.+ ..........................          62          903
Insituform Technologies, Inc., Class A+ ..........       1,500       48,937
Invitrogen Corp.+ ................................         200       10,970
Iron Mountain, Inc.+ .............................       3,108      119,099
ITT Educational Services, Inc.+ ..................       1,300       35,230

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Manpower, Inc. ...................................       7,101  $   204,509
Quanta Services, Inc.+ ...........................         135        3,013
Republic Services, Inc., Class A+ ................       1,204       22,575
Robert Half International, Inc.+ .................       3,697       82,628
TeleTech Holdings, Inc.+ .........................         186        1,465
TMP Worldwide, Inc.+ .............................       1,626       61,077
Total System Services, Inc. ......................         393        9,668
Veritas DGC, Inc.+ ...............................       1,100       35,145
Viad Corp. .......................................       1,359       32,385
Waste Management, Inc. ...........................      11,200      276,640
Waters Corp.+ ....................................       2,788      129,503

ELECTRICAL EQUIPMENT -- 0.7%
Jabil Circuit, Inc.+ .............................       1,961       42,397
KEMET Corp.+ .....................................         704       11,926
Littelfuse, Inc.+ ................................       1,200       30,150
Power-One, Inc.+ .................................         542        7,853
Roper Industries, Inc. ...........................       1,000       35,800
Technitrol, Inc. .................................       1,900       47,291

MACHINERY -- 0.8%
Cognex Corp.+ ....................................       1,288       31,878
Cooper Cameron Corp.+ ............................       1,233       66,582
CUNO, Inc.+ ......................................       1,300       37,700
Danaher Corp. ....................................         535       29,190
IDEX Corp. .......................................         600       17,388
Parker-Hannifin Corp. ............................         600       23,832

MULTI-INDUSTRY -- 1.1%
Avery Dennison Corp. .............................         635       33,033
Sara Lee Corp. ...................................      11,500      248,170

TRANSPORTATION -- 1.4%
Atlas Air Worldwide Holdings, Inc.+ ..............       6,600      185,790
C.H. Robinson Worldwide, Inc. ....................       2,205       60,362
EGL, Inc.+ .......................................         700       17,063
Expeditors International of Washington, Inc. .....       1,857       93,662
Kansas City Southern Industries, Inc.+ ...........         232        3,294
                                                                -----------
                                                                  2,917,293
                                                                -----------

INFORMATION & ENTERTAINMENT -- 11.3%
BROADCASTING & MEDIA -- 9.7%
Acxiom Corp.+ ....................................         699       14,592
Aether Systems, Inc.+ ............................         208        2,704
AOL Time Warner, Inc.+ ...........................       4,700      188,705
AT&T Corp.- Liberty Media Group, Class A+ ........       7,100       99,400
Cablevision Systems Corp. - Rainbow Media
 Group+ ..........................................         214        5,243
Cablevision Systems Corp.+ .......................         428       30,114
Catalina Marketing Corp.+ ........................       1,874       61,036
Clear Channel Communications, Inc.+ ..............       1,698       92,456
Cox Radio, Inc., Class A+ ........................         322        6,765
Crown Castle International Corp.+# ...............         800       11,850

----------------
126

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
DoubleClick, Inc.+ ...............................       2,637  $    30,490
E.W. Scripps Co., Class A ........................       2,100      121,737
EchoStar Communications Corp., Class A+ ..........       9,700      268,569
Emmis Communications Corp., Class A+ .............       1,684       42,626
Entercom Communications Corp.+ ...................       1,200       47,160
Gemstar-TV Guide International, Inc.+ ............       1,050       30,187
Getty Images, Inc.+ ..............................         118        1,903
Harcourt General, Inc. ...........................         600       33,402
Harmonic, Inc.+ ..................................         367        2,064
Harte-Hanks, Inc. ................................       1,600       36,192
Hearst-Argyle Television, Inc.+ ..................          51        1,051
Hispanic Broadcasting Corp.+ .....................       2,641       50,443
Interpublic Group Cos., Inc. .....................       2,483       85,291
Knight Ridder, Inc. ..............................       2,500      134,275
Lamar Advertising Co.+ ...........................       1,364       50,127
Liberty Digital, Inc., Class A+ ..................         115          719
Macrovision Corp.+ ...............................         380       16,554
Meredith Corp. ...................................         800       27,928
Omnicom Group, Inc. ..............................         400       33,152
Pegasus Communications Corp.+ ....................       3,584       82,432
Polycom, Inc.+ ...................................         604        7,475
Powerwave Technologies, Inc.+ ....................         392        5,341
PRIMEDIA, Inc.+ ..................................       1,135        7,151
Radio One, Inc., Class D+ ........................       1,400       21,525
Radio One, Inc., Class A+ ........................       3,100       54,444
Reader's Digest Association, Inc., Class A .......         897       24,650
Regent Communications, Inc.+ .....................       2,900       20,209
The Walt Disney Co. ..............................           0            4
United States Cellular Corp. .....................          88        5,588
UnitedGlobalCom, Inc., Class A+ ..................       5,100       66,937
Univision Communications, Inc., Class A+ .........       3,169      120,929
USA Networks, Inc.+ ..............................      17,176      411,150
Valassis Communications, Inc.+ ...................       1,674       48,546
Viacom, Inc., Class B+ ...........................       1,162       51,093
Western Wireless Corp., Class A+ .................       1,401       56,916
Westwood One, Inc.+ ..............................       1,200       27,624
Wireless Facilities Inc.+ ........................         105          433
WPP Group PLC ADR+ ...............................         701       37,635

ENTERTAINMENT PRODUCTS -- 0.5%
Citadel Communications Corp.+ ....................       1,800       44,775
International Game Technology Co.+ ...............         658       33,130
International Speedway Corp., Class A ............          73        2,706
Mattel, Inc. .....................................       2,400       42,576

LEISURE & TOURISM -- 1.1%
Carnival Corp. ...................................         700       19,369
Marriott International, Inc., Class A ............          96        3,953
MGM Mirage, Inc.+ ................................         113        2,836
Northwest Airlines Corp.+ ........................         126        2,851
Outback Steakhouse, Inc.+ ........................          98        2,495
Ryanair Holdings PLC ADR+ ........................       4,800      213,600

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Sabre Holdings Corp.+ ............................          86  $     3,971
Six Flags, Inc.+ .................................         372        7,198
Tricon Global Restaurants, Inc.+ .................         457       17,453
US Airways Group, Inc.+ ..........................         221        7,834
UTI Worldwide, Inc. ..............................       1,800       29,363
                                                                -----------
                                                                  3,010,927
                                                                -----------

INFORMATION TECHNOLOGY -- 25.9%
COMMUNICATION EQUIPMENT -- 2.3%
American Tower Corp., Class A+ ...................       5,070       93,795
Cabletron Systems, Inc.+ .........................         682        8,798
DMC Stratex Networks, Inc.+ ......................         720        5,976
Emulex Corp.+ ....................................         740       13,921
Extreme Networks, Inc.+ ..........................         532        8,092
Finisar Corp.+ ...................................       2,018       19,360
Network Appliance, Inc.+ .........................       1,100       18,494
ONI Systems Corp.+ ...............................       3,400       66,300
Palm, Inc.+@ .....................................      13,214      111,080
QUALCOMM, Inc.+ ..................................       2,300      130,238
RF Micro Devices, Inc.+ ..........................       1,853       21,657
Symbol Technologies, Inc. ........................       3,358      117,194
Turnstone Systems, Inc.+ .........................          49          369

COMPUTER SERVICES -- 4.3%
Affiliated Computer Services, Inc., Class A+ .....         688       44,651
American Management Systems, Inc.+ ...............         379        6,940
At Home Corp., Series A+ .........................       1,381        6,187
Autodesk, Inc. ...................................         113        3,454
BARRA, Inc.+ .....................................       1,050       56,700
BISYS Group, Inc.+ ...............................       2,235      119,433
CDW Computer Centers, Inc.+ ......................       1,374       42,594
Ceridian Corp.+ ..................................         399        7,382
Compuware Corp.+ .................................       1,881       18,340
DST Systems, Inc.+ ...............................       1,022       49,250
EarthLink, Inc.+ .................................         521        6,317
Efunds Corp.+ ....................................         368        7,084
FactSet Research Systems, Inc. ...................       1,300       39,260
Internet Security Systems, Inc.+ .................         940       25,718
Intuit, Inc.+ ....................................       7,618      211,399
Keane, Inc.+ .....................................         889       11,557
MarchFirst, Inc.+ ................................         565           88
Network Associates, Inc.+ ........................       1,140        9,405
Rational Software Corp.+ .........................       1,957       34,737
Safeguard Scientifics, Inc.+ .....................          68          380
Sapient Corp.+ ...................................         744        5,348
SunGard Data Systems, Inc.+ ......................       1,197       58,928
Symantec Corp.+ ..................................       1,604       67,067
Synopsys, Inc.+ ..................................         737       34,593
Unisys Corp.+ ....................................       1,472       20,608
VeriSign, Inc.+ ..................................       5,575      197,564
Wind River Systems, Inc.+ ........................       2,088       48,546

----------------
128

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT -- 1.7%
Adaptec, Inc.+ ...................................         138  $     1,197
Brocade Communications Systems, Inc.+@ ...........       3,234       67,558
Cadence Design Systems, Inc.+ ....................       1,647       30,453
Diebold, Inc. ....................................         900       24,714
Echelon Corp.+ ...................................         321        4,755
EMC Corp.+ .......................................         600       17,640
Handspring, Inc.+ ................................       8,300       96,487
Henry (Jack) & Associates, Inc. ..................         686       16,250
Ingram Micro, Inc., Class A+ .....................          89        1,202
Lexmark International, Inc.+ .....................       1,286       58,539
Miller (Herman), Inc. ............................         668       15,447
Millipore Corp. ..................................         473       21,881
MIPS Technologies, Inc.+ .........................         700       16,100
NCR Corp.+ .......................................         112        4,371
Redback Networks, Inc.+@ .........................       1,161       15,186
SanDisk Corp.+ ...................................         560       11,410
Silicon Storage Technology, Inc.+ ................         728        6,319
Tech Data Corp.+ .................................          99        2,921
VERITAS Software Corp.+ ..........................         750       34,680

COMPUTER SOFTWARE -- 3.2%
Adobe Systems, Inc. ..............................       1,600       55,952
BMC Software, Inc.+ ..............................       3,769       81,033
CheckFree Corp.+ .................................         601       17,692
Citrix Systems, Inc.+ ............................       2,898       61,220
Electronic Arts, Inc.+ ...........................       2,137      115,932
Informatica Corp.+ ...............................       1,400       18,638
McDATA Corp., Class A+ ...........................       5,500      103,812
Mercury Interactive Corp.+ .......................       2,042       85,509
Micromuse, Inc.+ .................................       1,635       61,787
National Instruments Corp.+ ......................       1,153       37,617
Novell, Inc.+ ....................................       1,210        6,050
NVIDIA Corp.+ ....................................         458       29,734
Oracle Corp.+ ....................................       1,100       16,478
Parametric Technology Corp.+ .....................       1,773       16,068
PeopleSoft, Inc.+ ................................       1,509       35,367
Peregrine Systems, Inc.+ .........................       3,123       60,898
Pixar, Inc.+ .....................................         102        3,137
Quest Software, Inc.+ ............................         259        4,597
Red Hat, Inc.+ ...................................         986        6,005
Virginia Linux Systems, Inc.+ ....................          61          183
WebTrends Corp.+ .................................       1,100        9,900

ELECTRONICS -- 7.2%
Advanced Micro Devices, Inc.+ ....................       1,843       48,913
Alpha Industries, Inc.+ ..........................         363        5,717
Altera Corp.+ ....................................       2,100       45,019
American Power Conversion Corp.+ .................       1,586       20,445
Amkor Technology, Inc.+ ..........................       1,120       18,270
Amphenol Corp.+ ..................................         348       10,962
Analog Devices, Inc.+ ............................       1,300       47,112
Applied Materials, Inc.+ .........................         800       34,800

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Applied Micro Circuits Corp.+ ....................       4,371  $    72,121
Atmel Corp.+ .....................................       4,222       41,428
AVX Corp. ........................................         155        2,675
Axcelis Technologies, Inc.+ ......................       1,052       12,164
Broadcom Corp., Class A+ .........................         450       13,005
Check Point Software Technologies Ltd.+ ..........       1,550       73,625
Conexant Systems, Inc.+ ..........................       2,284       20,413
Credence Systems Corp.+ ..........................         508       10,414
Cree, Inc.+ ......................................       1,513       22,650
Cypress Semiconductor Corp.+ .....................       1,114       19,751
Dallas Semiconductor Corp.+ ......................       1,737       45,179
EMCORE Corp.+ ....................................       2,000       50,125
Fairchild Semiconductor International, Inc., Class
 A+ ..............................................         588        7,832
Flextronics International Ltd.+ ..................       2,100       31,500
General Motors Corp., Class H+ ...................       3,000       58,500
Gentex Corp.+ ....................................         638       14,754
Globespan, Inc.+ .................................         320        7,000
Integrated Device Technology, Inc.+ ..............       1,077       31,890
International Rectifier Corp.+ ...................         518       20,979
Intersil Holding Corp.+ ..........................         244        4,499
KLA-Tencor Corp.+ ................................       2,736      107,730
Kopin Corp.+ .....................................         640        3,680
L-3 Communications Holding, Inc.+ ................          57        4,500
Lam Research Corp.+ ..............................       1,693       40,209
Lattice Semiconductor Corp.+ .....................       2,954       53,726
Linear Technology Corp. ..........................       1,400       57,487
Maxim Integrated Products, Inc.+ .................       1,500       62,385
Micrel, Inc.+ ....................................       1,782       49,785
Microchip Technology, Inc.+ ......................       2,598       65,762
Molex, Inc. ......................................       1,004       35,422
Molex, Inc., Class A .............................       1,075       29,898
National Semiconductor Corp.+ ....................       2,565       68,614
New Focus, Inc.+ .................................          33          413
Newport Corp. ....................................         720       21,067
Novellus Systems, Inc.+ ..........................       1,387       56,260
ON Semiconductor Corp.+ ..........................         194        1,037
PerkinElmer, Inc. ................................          28        1,469
PMC-Sierra, Inc.+ ................................         700       17,780
QLogic Corp.+ ....................................       1,513       34,043
Rambus, Inc.+ ....................................         780       16,068
Sanmina Corp.+@ ..................................       4,716       92,257
Sawtek, Inc.+ ....................................       1,023       18,222
SCI Systems, Inc.+ ...............................       2,360       42,952
Semtech Corp.+ ...................................       1,879       55,313
Siliconix, Inc.+ .................................          38        1,150
Teradyne, Inc.+ ..................................         800       26,400
TranSwitch Corp.+ ................................       1,576       20,685
TriQuint Semiconductor, Inc.+ ....................         580        8,591
Virata Corp.+ ....................................         430        5,617
Vishay Intertechnology, Inc.+ ....................         105        2,090
Vitesse Semiconductor Corp.+ .....................       3,064       72,961

----------------
130

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Xilinx, Inc.+ ....................................       1,600  $    56,200

INTERNET CONTENT -- 0.6%
CNET Networks, Inc.+ .............................       1,395       15,607
Critical Path, Inc.+ .............................         139          282
eBay, Inc.+ ......................................       1,200       43,425
Exodus Communications, Inc.+ .....................       3,600       38,700
Freemarkets, Inc.+ ...............................          15          143
Infospace, Inc.+ .................................       1,701        3,774
Navisite, Inc. ...................................          82          123
Priceline.com, Inc.+ .............................         468        1,185
Purchasepro.com, Inc.+ ...........................         700        5,075
RSA Security, Inc.+ ..............................       1,253       30,921
S1 Corp.+ ........................................         173        1,254
Ticketmaster Online-Citysearch, Inc., Class B ....         325        2,945
VerticalNet, Inc.+ ...............................         614        1,246

INTERNET SOFTWARE -- 1.6%
Agile Software Corp.+ ............................         240        2,644
Akamai Technologies, Inc.+ .......................         425        3,639
Ariba, Inc.+ .....................................       2,660       21,031
Art Technology Group, Inc.+ ......................         571        6,852
BEA Systems, Inc.+ ...............................       1,000       29,375
BroadVision, Inc.+ ...............................       3,174       16,961
Cacheflow, Inc.+ .................................          96          426
Commerce One, Inc.+ ..............................       1,809       16,878
Digex, Inc.+ .....................................         166        2,314
E.piphany, Inc.+ .................................       2,051       23,971
Engage, Inc.+ ....................................         240          173
Entrust Technologies, Inc.+ ......................         303        2,519
Inktomi Corp.+ ...................................         909        6,045
Internap Network Services Corp.+ .................         552        1,069
Interwoven, Inc.+ ................................         400        4,025
Kana Communications, Inc.+ .......................         550        1,066
Liberate Technologies, Inc.+ .....................         285        2,369
Macromedia, Inc.+ ................................       1,490       23,933
Openwave Systems, Inc.+ ..........................       1,464       29,046
Portal Software, Inc.+ ...........................         876        7,391
Proxicom, Inc.+ ..................................         203          596
PSINet, Inc.+ ....................................       1,044          228
RealNetworks, Inc.+ ..............................         906        6,399
Retek, Inc.+ .....................................       7,000      131,687
Scient Corp.+ ....................................         232          457
Tibco Software, Inc.+ ............................       1,179       10,021
USinternetworking, Inc.+ .........................         195          225
Vignette Corp.+ ..................................       8,163       52,549
Vitria Technology, Inc.+ .........................         476        1,815
WebMD Corp.+ .....................................       1,421        7,904
WebMethods, Inc.+ ................................         632       13,193

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 5.0%
ADC Telecommunications, Inc.+ ....................       1,500  $    12,750
ADTRAN, Inc.+ ....................................         245        6,018
Advanced Fibre Communications, Inc.+ .............         676        9,675
Allegiance Telecom, Inc.+ ........................       8,279      122,115
Andrew Corp.+ ....................................         507        7,288
ANTEC Corp.+ .....................................         135          983
Aspect Communications Corp.+ .....................         573        2,534
Avanex Corp.+ ....................................          47          497
Broadwing, Inc.+ .................................       4,300       82,345
CIENA Corp.+ .....................................       2,700      112,725
CommScope, Inc.+ .................................         442        7,373
Comverse Technology, Inc.+ .......................       1,100       64,779
Copper Mountain Networks, Inc.+ ..................         314        1,064
Cox Communications, Inc., Class A+ ...............         869       38,662
Digital Lightwave, Inc.+ .........................          79        1,392
Ditech Communications Corp.+ .....................         157        1,776
Dobson Communications Corp.+ .....................          99        1,640
Dycom Industries, Inc.+ ..........................       1,252       16,151
Focal Communications Corp.+ ......................         107        1,006
Foundry Networks, Inc.+ ..........................         858        6,435
Global TeleSystems, Inc.+ ........................       1,461        1,110
Harris Corp. .....................................          63        1,559
Inet Technologies, Inc.+ .........................          55          323
Infonet Services Corp.+ ..........................         298        1,982
JDS Uniphase Corp.+ ..............................       2,120       39,088
Mastec, Inc.+ ....................................         149        2,013
McLeodUSA, Inc., Class A+ ........................      19,878      172,069
Next Level Communications, Inc.+ .................         117          614
Nextel Communications, Inc., Class A+ ............         800       11,500
NTL, Inc.+ .......................................       6,800      171,020
PanAmSat Corp.+ ..................................         100        3,919
Powertel, Inc.+ ..................................         286       15,715
SBA Communcations Corp.+ .........................         900       14,231
Scientific-Atlanta, Inc. .........................       2,188       90,999
Sonus Networks, Inc.+ ............................       3,787       75,562
Tekelec, Inc.+ ...................................         443        7,974
Telecorp PCS Inc., Class A+ ......................         125        1,883
Tellabs, Inc.+ ...................................         400       16,275
Terayon Corp.+ ...................................         268        1,223
Time Warner Telecom, Inc., Class A+ ..............       3,467      126,112
Triton PCS Holdings, Inc.+ .......................         431       14,358
True North Communications, Inc. ..................       1,182       44,620
West Corp.+ ......................................         109        2,439
WinStar Communications, Inc.+ ....................         819        1,766
                                                                -----------
                                                                  6,832,081
                                                                -----------

MATERIALS -- 1.1%
CHEMICALS -- 0.2%
Cabot Corp. ......................................          26          819
Symyx Technologies, Inc.+ ........................         800       10,100

----------------
132

COMMON STOCK (CONTINUED)
                                                      SHARES       VALUE
---------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
Valspar Corp. ....................................       1,300  $    37,297

FOREST PRODUCTS -- 0.3%
Georgia-Pacific Corp. (Timber Group) .............         346        9,930
Sealed Air Corp.+ ................................       1,826       60,861
Willamette Industries, Inc. ......................          71        3,266

METALS & MINERALS -- 0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B+ ...       5,000       65,250
Newmont Mining Corp. .............................         444        7,157
Stillwater Mining Co.+ ...........................       3,800      102,790
                                                                -----------
                                                                    297,470
                                                                -----------

REAL ESTATE -- 0.7%
REAL ESTATE COMPANIES -- 0.7%
HomeStore.com, Inc.+ .............................       4,946      117,467
Jones Lang LaSalle, Inc.+ ........................       2,300       29,555
Trammell Crow Co.+ ...............................       2,200       26,180
                                                                -----------
                                                                    173,202
                                                                -----------

UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 1.0%
AES Corp.+ .......................................       1,200       59,952
Calpine Corp.+@ ..................................       3,835      211,194
NRG Energy Inc.+ .................................          73        2,657

GAS & PIPELINE UTILITIES -- 0.4%
Dynegy, Inc., Class A ............................       1,853       94,521

TELEPHONE -- 0.1%
XO Communications, Inc.+ .........................       3,098       21,686
                                                                -----------
                                                                    390,010
                                                                -----------
TOTAL INVESTMENT SECURITIES (cost $28,603,378)....               24,889,311
                                                                -----------
                                                     SHARES/
SHORT-TERM SECURITIES -- 1.0%                       PRINCIPAL
                                                      AMOUNT
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.8%
T. Rowe Price Reserve Investment Fund.............     215,784      215,784

U.S. GOVERNMENT & AGENCIES -- 0.2%
United States Treasury Bills 5.12% due 4/19/01@...  $   40,000       39,898
                                                                -----------
TOTAL SHORT-TERM SECURITIES (cost $255,682).......                  255,682
                                                                -----------

                                                                ----------------

REPURCHASE AGREEMENTS -- 4.5%                       PRINCIPAL
                                                      AMOUNT       VALUE
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.5%
Agreement with State Street Bank & Trust Co.,
 Inc., bearing interest at 3.75% dated 3/30/01 to
 be repurchased 4/02/01 in the amount of $378,118
 and collateralized by $365,000 of U.S. Treasury
 Notes, bearing interest at 6.00% due 8/15/09 and
 having an approximate value of $390,300..........  $  378,000  $   378,000

UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3).........................................     825,000      825,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS (cost $1,203,000).....                1,203,000
                                                                -----------

TOTAL INVESTMENTS --
  (cost $30,062,060)                               99.8%         26,347,993
Other assets less liabilities --                    0.2              48,393
                                                 ------        ------------
NET ASSETS --                                     100.0%       $ 26,396,386
                                                 ======        ============

-------------
+ Non-income producing security
# Security represents an investment in an affiliated company; See Note 8
ADR -- American Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------
      NUMBER OF                                      EXPIRATION    VALUE AT      VALUE AS OF       UNREALIZED
      CONTRACTS         DESCRIPTION                     DATE      TRADE DATE    MARCH 31, 2001    APPRECIATION
--------------------------------------------------------------------------------------------------------------
       7 Long           Standard & Poors 500 Index   June 2001     $408,743        $409,221           $478
                                                                                                      ====

See Notes to Financial Statements

----------------
134

----------------

SEASONS SERIES TRUST
MID CAP VALUE PORTFOLIO                   INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 96.5%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 10.9%
APPAREL & TEXTILES -- 0.2%
Jones Apparel Group, Inc.+ ...........................           336   $     12,701
Liz Claiborne, Inc. ..................................           260         12,233
Nike, Inc., Class B ..................................           307         12,449
V.F. Corp. ...........................................           422         14,770

AUTOMOTIVE -- 3.0%
ANC Rental Corp.+ ....................................           111            333
Autoliv, Inc. ........................................           555          8,680
AutoNation, Inc.+ ....................................           812          7,308
AutoZone, Inc.+ ......................................           541         15,159
B.F. Goodrich Co. ....................................         1,119         42,936
BorgWarner, Inc. .....................................         2,900        116,203
Dana Corp. ...........................................           738         12,679
Delphi Automotive Systems Corp. ......................         7,477        105,949
Genuine Parts Co. ....................................         9,020        233,708
Goodyear Tire & Rubber Co. ...........................         3,074         73,315
Lear Corp.+ ..........................................         2,900         84,970
Navistar International Corp.+ ........................           196          4,469
PACCAR, Inc. .........................................           300         13,444
SPX Corp.+ ...........................................           140         12,706
TRW, Inc. ............................................           420         14,280
Visteon Corp. ........................................         7,743        116,455

HOUSING -- 1.2%
American Standard Cos., Inc.+ ........................           307         18,134
Black & Decker Corp. .................................           352         12,936
D.R. Horton, Inc. ....................................         3,601         76,158
Grainger (W. W.), Inc. ...............................           344         11,644
Leggett & Platt, Inc. ................................           972         18,692
Masco Corp. ..........................................         1,874         45,238
Maytag Corp. .........................................           354         11,417
Stanley Works ........................................           380         12,521
Whirlpool Corp. ......................................         2,692        134,573
Williams-Sonoma, Inc.+ ...............................            29            761

RETAIL -- 6.5%
7 Eleven, Inc.+ ......................................            72            713
Albertson's, Inc. ....................................         4,200        133,644
BJ's Wholesale Club, Inc.+ ...........................           213         10,192
Blockbuster, Inc., Class A ...........................           100          1,499
Circuit City Stores, Inc. ............................           223          2,364
Consolidated Stores Corp.+ ...........................        22,600        227,130
Delhaize America, Inc. ...............................           608         12,275
Dollar General Corp. .................................            59          1,206
Family Dollars Stores, Inc. ..........................           118          3,032
Federated Department Stores, Inc.+ ...................         2,096         87,089
J.C. Penny Co., Inc. .................................        28,727        459,345
Kmart Corp.+ .........................................        26,917        253,020

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
Limited, Inc. ........................................         1,121   $     17,622
May Department Stores Co. ............................         6,205        220,153
MSC Industrial Direct Co., Inc., Class A+ ............            69          1,105
Nordstrom, Inc. ......................................           556          9,052
Office Depot, Inc.+ ..................................         1,293         11,314
Rite Aid Corp.+ ......................................         1,775         11,875
Ross Stores, Inc. ....................................         8,578        160,837
Saks, Inc.+ ..........................................           457          5,941
Staples, Inc.+ .......................................           769         11,439
Starbucks Corp.+ .....................................            45          1,910
Talbots, Inc. ........................................            55          2,336
Tiffany & Co. ........................................           283          7,712
TJX Cos., Inc. .......................................           600         19,200
Toys "R" Us, Inc.+ ...................................         6,125        153,737
Webvan Group, Inc.+ ..................................           340             53
Weis Markets, Inc. ...................................            46          1,608
Winn-Dixie Stores, Inc. ..............................           450         12,766
                                                                       ------------
                                                                          3,096,990
                                                                       ------------

CONSUMER STAPLES -- 7.1%
FOOD, BEVERAGE & TOBACCO -- 6.0%
Adolph Coors Co., Class B ............................           177         11,583
Archer-Daniels-Midland Co. ...........................        26,260        345,319
Brown-Forman Corp., Class B ..........................           213         13,195
Coca-Cola Enterprises, Inc. ..........................           682         12,126
ConAgra Foods, Inc. ..................................         6,874        125,382
Corn Products International, Inc. ....................         7,500        192,450
Dean Foods Co. .......................................         3,300        111,738
Flowers Foods, Inc.+ .................................           114          2,283
Fortune Brands, Inc. .................................         2,891         99,451
General Mills, Inc. ..................................           636         27,354
Hershey Foods Corp. ..................................           396         27,451
Hormel Foods Corp. ...................................           234          4,558
IBP, Inc. ............................................           425          6,970
Kellogg Co. ..........................................           585         15,813
McCormick & Co., Inc. ................................           314         13,185
Pepsi Bottling Group, Inc. ...........................           274         10,415
PepsiAmericas, Inc. ..................................           705         10,998
Quaker Oats Co. ......................................           307         30,086
Ralston Purina Group .................................         1,335         41,585
RJ Reynolds Tobacco Holdings, Inc. ...................           441         24,740
Sensient Technologies Corp. ..........................        10,100        230,078
Smithfield Foods, Inc.+ ..............................         2,900         94,250
SUPERVALU, Inc. ......................................        11,824        157,614
Tootsie Roll Industries, Inc. ........................           108          4,991
Tyson Foods, Inc., Class A ...........................           400          5,388
UST, Inc. ............................................         1,762         52,948
Wrigley (WM.) Jr. Co. ................................           700         33,775

----------------
136

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
HOUSEHOLD PRODUCTS -- 1.1%
Avon Products, Inc. ..................................           981   $     39,230
Clorox Co. ...........................................         1,023         32,174
Estee Lauder Cos., Inc., Class A .....................            22            801
International Flavors & Fragrances, Inc. .............           517         11,405
Newell Rubbermaid, Inc. ..............................         9,090        240,885
                                                                       ------------
                                                                          2,030,221
                                                                       ------------

ENERGY -- 6.9%
ENERGY SERVICES -- 2.2%
Baker Hughes, Inc. ...................................           749         27,196
BJ Services Co.+ .....................................            23          1,638
Cal Dive International, Inc.+ ........................         2,100         53,288
ENSCO International, Inc. ............................         6,770        236,950
Global Marine, Inc.+ .................................           407         10,419
Grant Prideco, Inc.+ .................................           532          9,150
Hanover Compressor Co.+ ..............................            56          1,775
Marine Drilling Cos., Inc.+ ..........................            74          1,972
Nabors Industries, Inc.+ .............................           205         10,627
Pride International, Inc.+ ...........................           187          4,443
Rowan Cos., Inc.+ ....................................           125          3,438
Smith International, Inc.+ ...........................            46          3,229
Tidewater, Inc. ......................................           201          9,085
Transocean Sedco Forex, Inc. .........................         4,550        197,242
USX-Marathon Group, Inc. .............................         1,391         37,487
Varco International, Inc.+ ...........................           190          3,924
Weatherford International, Inc.+ .....................           353         17,421

ENERGY SOURCES -- 4.7%
Amerada Hess Corp. ...................................           308         24,061
Anadarko Petroleum Corp. .............................         1,550         97,309
Apache Corp. .........................................           622         35,833
Burlington Resources, Inc. ...........................         2,448        109,548
Devon Energy Corp. ...................................           970         56,454
Diamond Offshore Drilling, Inc. ......................         1,000         39,350
EOG Resources, Inc. ..................................         2,568        105,879
Equitable Resources, Inc. ............................           164         11,316
Helmerich & Payne, Inc. ..............................           211          9,769
Kerr-McGee Corp. .....................................         3,584        232,602
Massey Energy Co. ....................................           245          5,860
Murphy Oil Corp. .....................................            73          4,860
National-Oilwell, Inc.+ ..............................           292         10,112
NiSource, Inc.+ ......................................           156            431
Noble Affiliates, Inc. ...............................           284         11,851
Noble Drilling Corp.+ ................................           226         10,432
Occidental Petroleum Corp. ...........................         1,601         39,625
Ocean Energy, Inc.+ ..................................        13,968        231,170
Pioneer Natural Resources Co.+ .......................         4,000         62,800
Sunoco, Inc. .........................................           421         13,653
Tosco Corp. ..........................................         2,429        103,864
TXU Corp. ............................................         1,079         44,584
Ultramar Diamond Shamrock Corp. ......................           331         11,976

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Unocal Corp. .........................................           924   $     31,943
Valero Energy Corp. ..................................           993         35,252
                                                                       ------------
                                                                          1,969,818
                                                                       ------------

FINANCE -- 14.6%
BANKS -- 5.5%
AmSouth Bancorp. .....................................         1,702         28,611
Associated Banc-Corp. ................................           247          8,213
BancWest Corp. .......................................         1,957         46,968
Banknorth Group, Inc. ................................           644         12,800
BB&T Corp.@ ..........................................         1,774         62,392
Centura Banks, Inc. ..................................           206         10,187
Charter One Financial, Inc. ..........................           898         25,413
City National Corp. ..................................           143          5,493
Colonial BancGroup, Inc. .............................         7,300         94,900
Comerica, Inc. .......................................         2,191        134,746
Commerce Bancshares, Inc. ............................           220          8,195
Dime Bancorp, Inc.+ ..................................           512         16,768
First Tennessee National Corp. .......................           528         16,315
First Virginia Banks, Inc. ...........................           218          9,455
FirstMerit Corp. .....................................           390         10,140
Golden State Bancorp, Inc. ...........................           367         10,232
Golden West Financial Corp. ..........................           517         33,553
GreenPoint Financial Corp. ...........................         2,730         88,998
Hibernia Corp., Class A ..............................           762         10,645
Hudson City Bancorp, Inc. ............................           161          3,190
Huntington Bancshares, Inc. ..........................         1,027         14,635
KeyCorp. .............................................         1,833         47,291
M&T Bank Corp. .......................................           437         30,546
Marshall & Ilsley Corp. ..............................           485         25,613
Mercantile Bankshares Corp. ..........................           331         12,247
National City Corp.@ .................................         2,395         64,066
National Commerce Bancorp. ...........................           904         22,430
North Fork Bancorp, Inc. .............................           766         19,878
Old Kent Financial Corp. .............................           560         21,280
Old National Bancorp. ................................           207          4,347
Popular, Inc. ........................................           574         16,906
Regions Financial Corp. ..............................           976         27,755
SouthTrust Corp. .....................................         4,771        218,273
Sovereign Bancorp, Inc. ..............................         8,360         70,799
Synovus Financial Corp. ..............................           907         24,489
TCF Financial Corp. ..................................           401         15,154
Union Planters Corp. .................................           626         24,095
UnionBanCal Corp. ....................................         5,129        148,997
Valley National Bancorp. .............................           324          8,777
Wilmington Trust Corp. ...............................         1,667         98,486
Zions Bancorp ........................................           386         20,107

FINANCIAL SERVICES -- 2.2%
A.G. Edwards, Inc. ...................................           351         12,987
Allmerica Financial Corp. ............................           258         13,388

----------------
138

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Ambac Financial Group, Inc. ..........................         1,494   $     94,764
Bear Stearns Cos., Inc. ..............................         1,742         79,679
C.I.T. Group, Inc., Class A ..........................           800         23,104
Capital One Financial Corp. ..........................            83          4,607
Compass Bancshares, Inc. .............................           619         13,231
Countrywide Credit Industries, Inc. ..................           535         26,402
Dow Jones & Co., Inc. ................................            86          4,502
Dun & Bradstreet Corp.+ ..............................            95          2,238
E*TRADE Group, Inc.+ .................................           194          1,354
H&R Block, Inc. ......................................           368         18,422
Heller Financial, Inc. ...............................         2,234         78,525
Knight Trading Group, Inc.+ ..........................            22            322
Legg Mason, Inc. .....................................           267         11,241
Lehman Brothers Holdings, Inc.@ ......................         2,094        131,294
Moody's Corp. ........................................           644         17,749
Neuberger Berman, Inc. ...............................           168         10,451
Pacific Century Financial Corp. ......................           444          8,436
Stilwell Financial, Inc. .............................           394         10,567
T. Rowe Price Associates, Inc. .......................           299          9,363
TD Waterhouse Group, Inc.+ ...........................            78            842
USA Education, Inc. ..................................           550         39,958

INSURANCE -- 6.9%
21st Century Insurance Group# ........................            96          1,479
ACE Ltd. .............................................         4,200        154,392
American Financial Group, Inc. .......................           100          2,410
Aon Corp. ............................................         7,394        262,487
ChoicePoint, Inc.+ ...................................           127          4,293
Chubb Corp.@ .........................................           787         57,010
Cincinnati Financial Corp. ...........................           653         24,773
Cinergy Corp. ........................................           578         19,392
CNA Financial Corp.+ .................................            73          2,556
Conseco, Inc. ........................................         1,384         22,282
Erie Indemnity Co., Class A ..........................           371         10,618
Everest Reinsurance Holding, Inc. ....................         3,400        226,168
Franklin Resources, Inc. .............................           755         29,528
Hartford Financial Services Group, Inc.@ .............           977         57,643
Jefferson-Pilot Corp. ................................           445         30,211
John Hancock Financial Services, Inc.+ ...............           419         16,111
Lincoln National Corp. ...............................           835         35,462
Loews Corp. ..........................................         1,986        117,988
MBIA, Inc. ...........................................           450         36,306
MGIC Investment Corp. ................................           493         33,731
MONY Group, Inc.+ ....................................           226          7,503
Nationwide Financial Services, Inc., Class A .........            75          2,849
Old Republic International Corp. .....................         6,893        195,761
PartnerRe Ltd. .......................................         3,900        192,153
PMI Group, Inc. ......................................           102          6,628
Progressive Corp. ....................................           202         19,604
Protective Life Corp. ................................           314          9,630
Radian Group, Inc. ...................................           161         10,908

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Reinsurance Group of America, Inc. ...................            55   $      2,120
SAFECO Corp. .........................................           513         14,460
St. Paul Cos., Inc. ..................................           976         42,993
Torchmark Corp. ......................................           512         19,881
Transatlantic Holdings, Inc.# ........................            54          5,536
Unitrin, Inc. ........................................           248          9,021
UnumProvident Corp. ..................................           978         28,577
XL Capital Ltd., Class A .............................         3,300        251,031
                                                                       ------------
                                                                          4,150,306
                                                                       ------------

HEALTHCARE -- 10.9%
DRUGS -- 2.2%
ALZA Corp.+ ..........................................            84          3,402
Caremark Rx, Inc.+ ...................................        22,700        296,008
Cephalon, Inc.+ ......................................            32          1,538
Gilead Sciences, Inc.+ ...............................           354         11,505
ICN Pharmaceuticals, Inc. ............................           426         10,833
Mylan Laboratories, Inc. .............................        11,192        289,313
Sepracor, Inc.+ ......................................            50          1,600
Sybron Dental Specialties, Inc.+ .....................            32            672
Watson Pharmaceuticals, Inc.+ ........................           165          8,679

HEALTH SERVICES -- 3.2%
Aetna, Inc.+ .........................................         1,546         55,532
Chiron Corp.+ ........................................           123          5,397
Express Scripts, Inc., Class A+ ......................            36          3,120
Health Management Associates, Inc., Class A+ .........         4,266         66,336
HEALTHSOUTH Corp.+ ...................................         1,773         22,854
Humana, Inc.+ ........................................         4,000         41,920
Manor Care, Inc.+ ....................................         7,200        146,880
Oxford Health Plans, Inc.+ ...........................         4,300        115,025
PacifiCare Health Systems, Inc.+ .....................            50          1,244
Quest Diagnostics, Inc.+ .............................            41          3,644
Quintiles Transnational Corp.+ .......................           254          4,794
ServiceMaster Co. ....................................         1,272         14,285
Tenet Healthcare Corp.+@ .............................         4,711        207,284
Trigon Healthcare, Inc.+ .............................         1,936         99,704
UnitedHealth Group, Inc.@ ............................         1,317         78,045
Universal Health Services, Inc., Class B+ ............            49          4,327
Wellpoint Health Networks, Inc.+ .....................           252         24,018

MEDICAL PRODUCTS -- 5.5%
Apogent Technologies, Inc.+ ..........................            96          1,943
Applera Corp. Celera Genomics+ .......................            37          1,141
Bausch & Lomb, Inc. ..................................           243         11,095
Beckman Coulter, Inc. ................................           253          9,890
Becton Dickinson & Co. ...............................         7,200        254,304
Biomet, Inc. .........................................           586         23,083
Boston Scientific Corp.+ .............................        17,310        349,316
C.R. Bard, Inc. ......................................           180          8,172
Celgene Corp.+ .......................................            41          1,025

----------------
140

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Davita, Inc.+ ........................................         5,100   $     86,598
DENTSPLY International, Inc. .........................           153          5,584
Genzyme Corp.+ .......................................           202         18,247
Health Net, Inc.+ ....................................        14,600        300,906
Hillenbrand Industries, Inc. .........................           159          7,678
McKesson HBOC, Inc. ..................................         1,104         29,532
Patterson Dental Co.+ ................................            30            923
St. Jude Medical, Inc.+ ..............................         3,801        204,684
Varian Medical Systems, Inc.+ ........................         4,300        261,440
                                                                       ------------
                                                                          3,093,520
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 9.8%
AEROSPACE & MILITARY TECHNOLOGY -- 1.0%
General Dynamics Corp. ...............................           712         44,671
ITT Industries, Inc. .................................           359         13,911
Litton Industries, Inc.+ .............................           167         13,415
Lockheed Martin Corp. ................................         1,602         57,112
Northrop Grumman Corp. ...............................           292         25,404
Raytheon Co., Class B ................................         3,237         95,103
Rockwell International Corp. .........................           695         25,263
Teledyne Technologies, Inc.+ .........................             1             14

BUSINESS SERVICES -- 3.4%
Allied Waste Industries, Inc.+ .......................           861         13,501
Cendant Corp.+ .......................................         2,454         35,804
Comdisco, Inc. .......................................           341          2,728
Deluxe Corp. .........................................           409          9,681
Donnelley (R.R.) & Sons Co. ..........................           460         12,061
Ecolab, Inc. .........................................           332         14,083
Electronics for Imaging, Inc.+ .......................            77          1,896
Fiserv, Inc.+ ........................................           210          9,394
Fluor Corp. ..........................................           331         14,730
Global Industries Ltd.+ ..............................           212          3,087
Iron Mountain, Inc.+ .................................            57          2,184
Manpower, Inc. .......................................           342          9,850
Pall Corp. ...........................................         8,348        182,988
Polymer Group, Inc. ..................................        13,100         23,449
Potash Corp. of Saskatchewan, Inc. ...................         5,600        324,856
ProLogis Trust .......................................           475          9,538
Quanta Services, Inc.+ ...............................            42            937
Republic Services, Inc., Class A+ ....................        11,180        209,625
Viad Corp. ...........................................           430         10,247
Waste Management, Inc.@ ..............................         2,667         65,875

ELECTRICAL EQUIPMENT -- 0.7%
Dover Corp. ..........................................           903         32,363
Energizer Holdings, Inc.+ ............................           316          7,900
Hubbell, Inc., Class B ...............................           324          7,549
Johnson Controls, Inc. ...............................           343         21,424
Newpower Holdings, Inc.+ .............................         6,400         41,600
Puget Energy, Inc. ...................................           300          6,864

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
ELECTRICAL EQUIPMENT (CONTINUED)
Thomas & Betts Corp. .................................           182   $      3,160
UCAR International, Inc.+ ............................         4,100         47,560
Xcel Energy, Inc. ....................................         1,436         43,238

MACHINERY -- 2.4%
Coflexip SA ADR ......................................         1,200         78,300
Cooper Cameron Corp.+ ................................            37          1,998
Cooper Industries, Inc. ..............................           422         14,116
Danaher Corp. ........................................           349         19,041
Deere & Co. ..........................................         5,171        187,914
Ingersoll-Rand Co. ...................................           627         24,898
Parker-Hannifin Corp. ................................         3,542        140,688
Pentair, Inc. ........................................           166          4,230
Snap-on, Inc. ........................................         7,800        227,136

MULTI-INDUSTRY -- 0.2%
Avery Dennison Corp. .................................           408         21,224
Crane Co. ............................................           184          4,793
Textron, Inc. ........................................           535         30,410

TRANSPORTATION -- 2.1%
AMR Corp.+ ...........................................           680         23,882
Burlington Northern Santa Fe Corp.@ ..................         5,278        160,346
C.H. Robinson Worldwide, Inc. ........................            76          2,080
CNF, Inc. ............................................         2,400         69,336
CSX Corp. ............................................         2,506         84,452
Expeditors International of Washington, Inc. .........            13            656
FedEx Corp.+ .........................................         1,306         54,434
Florida East Coast Industries, Inc. ..................            96          3,226
GATX Corp. ...........................................           164          6,963
Kansas City Southern Industries Inc.+ ................            78          1,108
Norfolk Southern Corp. ...............................         1,715         28,709
UAL Corp. ............................................           259          8,560
Union Pacific Corp. ..................................         2,852        160,425
                                                                       ------------
                                                                          2,801,990
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 5.6%
BROADCASTING & MEDIA -- 2.0%
A.H. Belo Corp. ......................................         7,181        118,271
Acxiom Corp.+ ........................................            22            459
Adelphia Communications Corp., Class A+ ..............           401         16,240
BHC Communications, Inc., Class A ....................            14          1,694
Cablevision Systems Corp.--Rainbow Media Group+ ......           104          2,548
Cablevision Systems Corp.+ ...........................           208         14,635
Charter Communications, Inc., Class A+ ...............           436          9,864
Chris-Craft Industries, Inc.+ ........................           104          6,578
Clear Channel Communications, Inc.+ ..................             1             54
Crown Castle International Corp.+# ...................           446          6,606
DoubleClick, Inc.+ ...................................         5,700         65,906
E.W. Scripps Co., Class A ............................            83          4,812
Emmis Communications Corp., Class A+ .................            72          1,822
Entercom Communications Corp.+ .......................            87          3,419

----------------
142

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Getty Images, Inc.+ ..................................            68   $      1,097
Harcourt General, Inc. ...............................           246         13,695
Harte-Hanks, Inc. ....................................           124          2,805
Havas Advertising SA+ ................................            30            349
Hearst-Argyle Television, Inc.+ ......................            74          1,524
Interpublic Group Cos., Inc. .........................           579         19,889
Knight Ridder, Inc. ..................................           292         15,683
Lamar Advertising Co.+ ...............................            83          3,050
McGraw-Hill Cos., Inc. ...............................           818         48,794
Media General, Inc., Class A .........................         2,200        101,420
New York Times Co., Class A ..........................           664         27,204
Nextel Partners Inc., Class A+ .......................           121          1,662
Pegasus Communications Corp.+ ........................            66          1,518
PRIMEDIA, Inc.+ ......................................           309          1,947
Radio One, Inc., Class A+ ............................           197          3,460
RCN Corp.+ ...........................................           148            893
Reader's Digest Association, Inc., Class A ...........            30            824
Spectrasite Holdings, Inc.+ ..........................           182            785
The Walt Disney Co. ..................................             8            216
Tribune Co. ..........................................           866         35,281
United States Cellular Corp. .........................            23          1,461
UnitedGlobalCom, Inc., Class A+ ......................           197          2,586
USA Networks, Inc.+ ..................................           486         11,634
Washington Post Co., Class B .........................            19         10,982
Westwood One, Inc.+ ..................................           219          5,041

ENTERTAINMENT PRODUCTS -- 0.2%
Brunswick Corp. ......................................           286          5,614
Hasbro, Inc. .........................................           839         10,823
International Speedway Corp., Class A ................            58          2,150
Mattel, Inc. .........................................         1,945         34,504
Metro-Goldwyn-Mayer, Inc.+ ...........................            48            823

LEISURE & TOURISM -- 3.4%
Brinker International, Inc.+ .........................           454         12,671
CBRL Group, Inc. .....................................        18,900        343,744
Continental Airlines, Inc., Class B+ .................           122          5,051
Darden Restaurants, Inc. .............................         3,041         72,224
Delta Air Lines, Inc. ................................           527         20,816
Galileo International, Inc. ..........................           164          3,592
Harrah's Entertainment, Inc.+ ........................         8,512        250,508
Hilton Hotels Corp. ..................................         1,417         14,808
Interstate Hotels Corp.+ .............................             1              2
Mandalay Resort Group+ ...............................           187          3,734
Marriott International, Inc., Class A ................           815         33,562
MGM Mirage, Inc.+ ....................................           166          4,167
Northwest Airlines Corp.+ ............................            57          1,290
Outback Steakhouse, Inc.+ ............................           334          8,504
Park Place Entertainment Corp.+ ......................         1,242         12,730
Sabre Holdings Corp.+ ................................           578         26,686
Six Flags, Inc.+ .....................................           153          2,961
Southwest Airlines Co.@ ..............................         3,215         57,066

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Starwood Hotels & Resorts Worldwide, Inc. ............           855   $     29,078
Tricon Global Restaurants, Inc.+ .....................         1,223         46,706
US Airways Group, Inc.+ ..............................           130          4,608
Wendy's International, Inc. ..........................           314          7,008
                                                                       ------------
                                                                          1,582,138
                                                                       ------------

INFORMATION TECHNOLOGY -- 4.3%
COMMUNICATION EQUIPMENT -- 0.0%
American Tower Corp., Class A+ .......................           321          5,939
Cabletron Systems, Inc.+ .............................           300          3,870
NorthPoint Communications Group, Inc.+ ...............           223              4

COMPUTER SERVICES -- 0.8%
Affiliated Computer Services, Inc., Class A+ .........           140          9,086
American Management Systems, Inc.+ ...................            31            568
At Home Corp., Series A+ .............................           390          1,747
Autodesk, Inc. .......................................           121          3,698
BISYS Group, Inc.+ ...................................            48          2,565
Ceridian Corp.+ ......................................           527          9,749
Compuware Corp.+ .....................................           846          8,248
DST Systems, Inc.+ ...................................           220         10,602
EarthLink, Inc.+ .....................................           117          1,419
Efunds Corp.+ ........................................           131          2,522
Informix Corp.+ ......................................         1,494          7,843
Intuit, Inc.+ ........................................           274          7,603
Keane, Inc.+ .........................................            63            819
MarchFirst, Inc.+ ....................................           240             38
Network Associates, Inc.+ ............................           118            974
Safeguard Scientifics, Inc.+ .........................           339          1,895
SunGard Data Systems, Inc.+ ..........................           450         22,153
Sybase, Inc.+ ........................................           287          4,449
Synopsys, Inc.+ ......................................         2,795        131,190
Unisys Corp.+ ........................................           764         10,696

COMPUTERS & BUSINESS EQUIPMENT -- 1.6%
Adaptec, Inc.+ .......................................           253          2,194
Arrow Electronics, Inc.+ .............................           455         10,283
Avnet, Inc. ..........................................           429          8,795
Cadence Design Systems, Inc.+ ........................           814         15,051
Diebold, Inc. ........................................           367         10,078
Ingram Micro, Inc., Class A+ .........................        12,288        165,888
Miller (Herman), Inc. ................................         5,000        115,625
NCR Corp.+ ...........................................           332         12,958
Pitney Bowes, Inc. ...................................         1,106         38,433
Quantum Corp.-DLT & Storage Systems+ .................           821          9,524
RSA Security, Inc.+ ..................................            63          1,555
Steelcase, Inc., Class A .............................           264          3,194
Tech Data Corp.+ .....................................         2,130         62,835

COMPUTER SOFTWARE -- 0.1%
Electronic Arts, Inc.+ ...............................            54          2,930
Novell, Inc.+ ........................................         1,187          5,935

----------------
144

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
Parametric Technology Corp.+ .........................           182   $      1,649
PeopleSoft, Inc.+ ....................................           288          6,750
Red Hat, Inc.+ .......................................            46            280

ELECTRONICS -- 1.1%
Advanced Micro Devices, Inc.+ ........................           571         15,154
AVX Corp. ............................................            59          1,018
Axcelis Technologies, Inc.+ ..........................           825          9,539
Conexant Systems, Inc.+ ..............................            37            331
Cypress Semiconductor Corp.+ .........................            66          1,170
Dallas Semiconductor Corp. ...........................           109          2,835
Eaton Corp. ..........................................         1,014         69,459
International Rectifier Corp.+ .......................            41          1,661
KLA-Tencor Corp.+ ....................................            33          1,299
L-3 Communications Holding, Inc.+ ....................           132         10,421
Lattice Semiconductor Corp.+ .........................            40            728
MEMC Electronic Materials, Inc.+ .....................         4,400         30,580
Molex, Inc. ..........................................           122          4,304
New Focus, Inc.+ .....................................             5             63
PerkinElmer, Inc. ....................................           177          9,284
SCI Systems, Inc.+ ...................................            90          1,638
Siliconix, Inc.+ .....................................         1,900         57,475
Tektronix, Inc.+ .....................................           358          9,770
Thermo Electron Corp.+ ...............................         1,353         30,415
Virata Corp.+ ........................................            11            144
Vishay Intertechnology, Inc.+ ........................         2,133         42,447

INTERNET CONTENT -- 0.0%
CNET Networks, Inc.+ .................................           119          1,331
Critical Path, Inc.+ .................................            65            132
Freemarkets, Inc.+ ...................................            11            105
Internet Capital Group, Inc.+ ........................           544          1,190
S1 Corp.+ ............................................           100            725

INTERNET SOFTWARE -- 0.2%
Cacheflow, Inc.+ .....................................            10             44
Covad Communications Group, Inc.+ ....................           461            620
Liberate Technologies, Inc.+ .........................            27            224
WebMD Corp.+ .........................................        11,514         64,047

TELECOMMUNICATIONS -- 0.5%
ADTRAN, Inc.+ ........................................            13            319
Advanced Fibre Communications, Inc.+ .................            26            372
Andrew Corp.+ ........................................           105          1,509
ANTEC Corp.+ .........................................            11             80
Aspect Communications Corp.+ .........................            34            150
Broadwing, Inc.+ .....................................         1,031         19,744
Citizens Communications Co.+ .........................         1,132         14,320
CommScope, Inc.+ .....................................            26            434
Ditech Communications Corp.+ .........................            15            170
Dominion Resources, Inc.@ ............................           954         61,505
Harris Corp. .........................................           199          4,925
McLeodUSA, Inc., Class A+ ............................            78            675

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
NTL, Inc.+ ...........................................         1,163   $     29,250
PanAmSat Corp.+ ......................................            55          2,155
Sonus Networks, Inc.+ ................................            15            299
Telecorp PCS Inc., Class A+ ..........................            61            919
True North Communications, Inc. ......................           236          8,909
                                                                       ------------
                                                                          1,235,522
                                                                       ------------

MATERIALS -- 7.9%
CHEMICALS -- 3.4%
Air Products & Chemicals, Inc. .......................           995         38,208
Ashland, Inc. ........................................           334         12,826
Cabot Corp. ..........................................           328         10,332
Crompton Corp. .......................................        15,400        172,480
Eastman Chemical Co. .................................           919         45,233
Engelhard Corp. ......................................           577         14,921
FMC Corp.+ ...........................................           141         10,383
Hercules, Inc. .......................................           343          4,456
IMC Global, Inc. .....................................        28,105        345,692
Lyondell Chemical Co. ................................           266          3,822
PPG Industries, Inc. .................................         1,531         70,564
Praxair, Inc. ........................................           721         32,193
Rohm & Haas Co. ......................................           419         12,909
Sherwin-Williams Co. .................................         2,685         68,414
Sigma-Aldrich Corp. ..................................           367         17,570
Solutia, Inc. ........................................         8,100         98,820

FOREST PRODUCTS -- 3.2%
Bemis Co. ............................................           289          9,563
Boise Cascade Corp. ..................................           186          5,840
Bowater, Inc. ........................................           225         10,665
Georgia-Pacific Corp. (Timber Group) .................         4,255        122,118
Georgia-Pacific Group ................................         9,407        276,566
Mead Corp. ...........................................           426         10,688
Owens-Illinois, Inc.+ ................................           476          4,046
Pactiv Corp.+ ........................................        21,200        256,732
Reynolds & Reynolds Co., Class A .....................           236          4,543
Sealed Air Corp.+ ....................................            30          1,000
Smurfit-Stone Container Corp.+ .......................           671          8,931
Sonoco Products Co. ..................................         5,207        111,951
Temple-Inland, Inc. ..................................           159          7,036
Westvaco Corp. .......................................           469         11,364
Weyerhaeuser Co. .....................................           934         47,438
Willamette Industries, Inc. ..........................           421         19,366

METALS & MINERALS -- 1.3%
Allegheny Technologies, Inc. .........................           261          4,544
Ball Corp. ...........................................         4,600        211,002
Crown, Cork & Seal Co., Inc. .........................           395          1,600
Homestake Mining Co. .................................           751          3,950
Lafarge Corp. ........................................           106          3,216
Martin Marietta Materials, Inc. ......................           256         10,931

----------------
146

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS (CONTINUED)
Newmont Mining Corp. .................................           688   $     11,090
Nucor Corp. ..........................................         1,665         66,716
Phelps Dodge Corp. ...................................         1,116         44,841
USG Corp. ............................................           146          2,231
USX-US Steel Group, Inc. .............................           259          3,805
Vulcan Materials Co. .................................           373         17,468
                                                                       ------------
                                                                          2,248,064
                                                                       ------------

REAL ESTATE -- 3.9%
REAL ESTATE COMPANIES -- 0.1%
AMB Property Corp. ...................................           360          8,856
HomeStore.com, Inc.+ .................................            17            404
St. Joe Co. ..........................................           100          2,281

REAL ESTATE INVESTMENT TRUSTS -- 3.8%
Apartment Investment & Management Co., Class A .......         1,387         61,652
Archstone Communities Trust ..........................           300          7,380
Avalonbay Communities, Inc. ..........................           326         14,934
Boston Properties, Inc. ..............................         2,951        113,466
CarrAmerica Realty Corp. .............................           327          9,329
Crescent Real Estate Equities Co. ....................           475         10,783
Duke-Weeks Realty Corp. ..............................         7,874        182,283
Equity Office Properties Trust .......................         1,151         32,228
Equity Residential Properties Trust ..................         1,438         74,819
General Growth Properties, Inc. ......................           299         10,450
Health Care Property Investors, Inc. .................         2,100         71,232
Healthcare Realty Trust, Inc. ........................        10,500        253,050
Host Marriott Corp. ..................................           900         10,512
Istar Financial, Inc. ................................           452         10,428
Kimco Realty Corp. ...................................           175          7,525
Liberty Property Trust ...............................           339          9,573
Mack-Cali Realty Corp. ...............................           185          4,995
Pinnacle Holdings, Inc.+ .............................           110            973
Plum Creek Timber Co., Inc. ..........................           151          3,654
Post Properties, Inc. ................................           120          4,200
Public Storage, Inc. .................................         5,823        152,854
Rouse Co. ............................................           215          5,560
Simon Property Group, Inc. ...........................           503         12,877
Spieker Properties, Inc. .............................           258         14,151
Vornado Realty Trust .................................           292         10,462
                                                                       ------------
                                                                          1,100,911
                                                                       ------------

UTILITIES -- 14.6%
ELECTRIC UTILITIES -- 12.0%
AES Corp.+ ...........................................             0             12
Allegheny Energy, Inc. ...............................         2,234        103,345
Alliant Energy Corp. .................................           366         11,646
Ameren Corp. .........................................         6,009        246,069
American Electric Power Co., Inc. ....................         5,606        263,482
Calpine Corp.+ .......................................            50          2,754

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
CMS Energy Corp. .....................................           507   $     15,002
Consolidated Edison, Inc. ............................           891         33,056
Constellation Energy Group, Inc. .....................         4,606        203,125
DPL, Inc. ............................................           607         17,057
DQE, Inc. ............................................           208          6,063
DTE Energy Co. .......................................         6,348        252,650
Edison International .................................         1,533         19,377
Energy East Corp. ....................................        13,690        237,522
Entergy Corp. ........................................         3,966        150,708
Exelon Corp.@ ........................................         5,430        356,208
FirstEnergy Corp. ....................................           995         27,780
FPL Group, Inc. ......................................         1,979        121,313
GPU, Inc. ............................................           478         15,530
Montana Power Co. ....................................           477          6,726
Niagara Mohawk Holdings, Inc.+ .......................         8,822        149,092
NiSource, Inc.+ ......................................           871         27,106
Northeast Utilities ..................................        16,627        288,977
NRG Energy, Inc.+ ....................................            61          2,220
NSTAR ................................................           181          6,932
Pacific Gas & Electric Corp. .........................         1,649         20,530
Pinnacle West Capital Corp. ..........................           351         16,100
Potomac Electric Power Co. ...........................           574         13,420
PPL Corp. ............................................           604         26,552
Progress Energy, Inc. ................................           841         36,222
Progress Energy, Inc. (CVO)+(1) ......................           285              0
Public Service Enterprise Group, Inc. ................           872         37,636
Reliant Energy, Inc. .................................         4,917        222,494
SCANA Corp. ..........................................         5,320        144,438
Sempra Energy ........................................           918         21,371
TECO Energy, Inc. ....................................         9,913        296,993
UtiliCorp United, Inc. ...............................           487         15,759
Wisconsin Energy Corp. ...............................           556         11,998

GAS & PIPELINE UTILITIES -- 2.2%
American Water Works, Inc. ...........................           839         27,058
Dynegy, Inc., Class A ................................         3,855        196,644
El Paso Corp. ........................................         2,055        134,192
KeySpan Corp. ........................................           586         22,344
Kinder Morgan, Inc. ..................................           489         26,015
MCN Energy Group, Inc. ...............................           456         11,765
National Fuel Gas Co. ................................           185          9,912
NICOR, Inc. ..........................................           171          6,373
Questar Corp. ........................................           381         10,439
Southwest Gas Corp. ..................................         9,200        191,820

TELEPHONE -- 0.4%
CenturyTel, Inc. .....................................         2,796         80,385
Telephone & Data Systems, Inc. .......................           210         19,635
XO Communications Inc.+ ..............................           622          4,354
                                                                       ------------
                                                                          4,168,201
                                                                       ------------
TOTAL COMMON STOCK (cost $25,286,784).................                   27,477,681
                                                                       ------------

----------------
148

WARRANTS -- 0.0%+
                                                          WARRANTS         VALUE
------------------------------------------------------------------------------------
FINANCE -- 0.0%
BANKS -- 0.0%
Dime Bancorp, Inc. (cost $180)........................           512   $        120
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $25,286,964)........                   27,477,801
                                                                       ------------

SHORT-TERM SECURITIES -- 0.2%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.2%
United States Treasury Bills 4.90% due 4/19/01 .......  $     10,000          9,976
United States Treasury Bills 5.12% due 4/19/01@ ......        35,000         34,910
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $44,886)............                       44,886
                                                                       ------------

REPURCHASE AGREEMENTS -- 2.9%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.9%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $104,033 and
 collateralized by $80,000 of U.S. Treasury Bonds,
 bearing interest at 8.75% due 5/15/17 and having an
 approximate value of $109,410........................       104,000        104,000

Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 5.15% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $229,098 and
 collateralized by $210,000 of U.S. Treasury Bonds,
 bearing interest at 10.75% due 2/15/03 and having an
 approximate value of $236,405........................       229,000        229,000

Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $482,151 and
 collateralized by $460,000 of  U.S. Treasury Notes,
 bearing interest at 6.00% due 8/15/09 and having an
 approximate value of $491,885........................       482,000        482,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $815,000)...........                      815,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $26,146,850)                                      99.6%          28,337,687
Other assets less liabilities --                           0.4              123,550
                                                          ----          -----------
NET ASSETS --                                             100.0%        $28,461,237
                                                          ====          ===========

-------------
+  Non-income producing security
# Security represents an investment in an affiliated company; See Note 8
ADR -- American Depository Receipt
(1) Fair Value Security; See Note 2
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------------------------
      NUMBER OF                                          EXPIRATION      VALUE AT     VALUE AS OF      UNREALIZED
      CONTRACTS         DESCRIPTION                         DATE        TRADE DATE   MARCH 31, 2001   DEPRECIATION
------------------------------------------------------------------------------------------------------------------

       3 Long           Standard & Poors 500 Index        June 2001      $175,611       $175,380         $(231)
                                                                                                         =====

See Notes to Financial Statements

                                                                ----------------

------------------

SEASONS SERIES TRUST
SMALL CAP PORTFOLIO                       INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 87.6%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 10.5%
APPAREL & TEXTILES -- 2.9%
Columbia Sportswear Co.+ .............................            66   $      3,002
Cutter & Buck, Inc.+ .................................         1,300          7,719
Fossil, Inc.+ ........................................           159          2,763
G & K Services, Inc., Class A ........................         2,669         53,213
Genesco, Inc.+ .......................................           237          6,494
Guess?, Inc.+ ........................................            23            142
Kellwood Co. .........................................           228          4,731
Kenneth Cole Productions, Inc., Class A+ .............         1,256         31,337
Nautica Enterprises, Inc.+ ...........................           277          4,969
Oakley, Inc.+ ........................................           138          2,452
Oshkosh B' Gosh, Inc., Class A .......................            70          1,785
Phillips-Van Heusen Corp. ............................           200          3,016
Polo Ralph Lauren Corp., Class A+ ....................           508         13,970
Quiksilver, Inc.+ ....................................         3,900        103,545
Reebok International Ltd.+ ...........................           335          8,328
Russell Corp. ........................................           166          3,104
Skechers U.S.A., Inc., Class A+ ......................           140          3,360
Stride Rite Corp. ....................................           375          2,813
Tarrant Apparel Group, Inc.+ .........................         1,700          7,756
Timberland Co., Class A+ .............................         3,931        199,695
Tropical Sportswear International Corp.+ .............         2,000         37,500
Unifi, Inc.+ .........................................           321          2,276
Vans, Inc.+ ..........................................         1,846         41,650
Warnaco Group, Inc. ..................................           252            348
Wolverine World Wide, Inc. ...........................           300          4,374

AUTOMOTIVE -- 0.7%
American Axle & Manufacturing Holdings, Inc.+ ........           100            925
ArvinMeritor, Inc. ...................................           645          8,856
Bandag, Inc. .........................................           100          2,678
BorgWarner, Inc. .....................................           217          8,695
Coachmen Industries, Inc. ............................           100            895
Collins & Aikman Corp.+ ..............................           400          1,752
Cooper Tire & Rubber Co. .............................           506          5,743
CSK Auto Corp.+ ......................................           100            690
Donaldson Co., Inc. ..................................           371          9,902
Dura Automotive Systems, Inc.+ .......................           237          2,000
Exide Corp. ..........................................           100            820
Federal-Mogul Corp. ..................................           743          2,177
Fleetwood Enterprises, Inc. ..........................           200          1,810
Group 1 Automotive, Inc.+ ............................           100          1,255
Hayes Lemmerz International, Inc.+ ...................           100            558
IMPCO Technologies, Inc.+ ............................            85          1,509
Lear Corp.+ ..........................................           556         16,291
Midas, Inc. ..........................................           100          1,310
Modine Manufacturing Co. .............................           184          4,738
O'Reilly Automotive, Inc.+ ...........................           383          7,636
Pennzoil-Quaker State Co. ............................           854         11,956

----------------
150

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
AUTOMOTIVE (CONTINUED)
Pep Boys-Manny, Moe & Jack ...........................           300   $      1,827
Polaris Industries, Inc. .............................           198          8,949
Ryder System, Inc. ...................................           455          8,185
Skyline Corp. ........................................           100          2,157
Sonic Automatic, Inc.+ ...............................           174          1,357
Superior Industries International, Inc. ..............           161          5,566
Tenneco Automotive, Inc. .............................           212            594
Thor Industries, Inc. ................................            82          1,783
Tower Automotive, Inc.+ ..............................           264          2,833
United Auto Group, Inc.+ .............................            88            859
Winnebago Industries, Inc. ...........................           147          2,602

HOUSING -- 2.0%
Applica, Inc.+ .......................................           149            924
Beazer Homes USA, Inc.+ ..............................           400         15,720
Bush Industries, Inc., Class A .......................           100          1,440
Centex Corp.@ ........................................           495         20,617
Champion Enterprises, Inc.+ ..........................           300          1,545
Clayton Homes, Inc. ..................................           782          9,423
Cost Plus, Inc.+ .....................................         1,017         23,454
Crossmann Communities, Inc.+ .........................         1,700         44,306
D.R. Horton, Inc. ....................................           483         10,212
Dal-Tile International, Inc.+ ........................           444          6,682
Ethan Allen Interiors, Inc. ..........................           310         10,472
Fedders Corp. ........................................           372          2,083
Furniture Brands International, Inc.+ ................           387          9,172
Genlyte Group, Inc.+ .................................           100          2,756
Haverty Furniture Cos., Inc. .........................           184          2,521
HON INDUSTRIES, Inc. .................................           513         11,784
KB HOME ..............................................           359         11,718
Kimball International, Inc., Class B .................           269          3,615
La-Z-Boy, Inc. .......................................           486          8,651
Lennar Corp. .........................................           454         18,096
Libbey, Inc. .........................................           100          2,986
M.D.C. Holdings, Inc. ................................         1,043         41,042
Metromedia International Group, Inc.+ ................         1,366          4,276
Mohawk Industries, Inc.+ .............................           343          9,631
NCI Building Systems, Inc.+ ..........................           100          1,690
NVR, Inc.+ ...........................................            74         12,062
Oneida Ltd. ..........................................           100          1,595
Palm Harbor Homes, Inc.+ .............................           100          1,519
Pier 1 Imports, Inc. .................................           823         10,699
Pulte Corp. ..........................................           236          9,537
Rent-Way, Inc.+ ......................................           133            688
Ryland Group, Inc. ...................................           123          5,104
SLI, Inc. ............................................         3,100         25,885
Springs Industries, Inc., Class A ....................           104          4,451
Standard Pacific Corp. ...............................         1,219         25,721
Toll Brothers, Inc.+ .................................           200          7,700
Toro Co. .............................................           100          4,600
Webb (Del E.) Corp.+ .................................           105          3,244

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL -- 4.9%
99 Cents Only Stores+ ................................           162   $      3,744
Abercrombie & Fitch Co., Class A+@ ...................         2,505         81,913
Advanced Marketing Services, Inc. ....................           106          2,480
American Eagle Outfitters, Inc.+ .....................         3,053         87,774
Ames Department Stores, Inc.+ ........................           293            613
AnnTaylor Stores Corp.+ ..............................         2,472         65,632
Barnes & Noble, Inc.+ ................................           428         10,229
Borders Group, Inc.+ .................................           657         11,057
Boyds Collection Ltd.+ ...............................           400          3,800
Brown Shoe Co., Inc. .................................           220          4,147
Buckle, Inc.+ ........................................           101          1,894
Burlington Coat Factory Warehouse Corp. ..............           181          3,566
Casey's General Stores, Inc. .........................           361          4,309
Cato Corp., Class A ..................................           100          1,506
Charming Shoppes, Inc.+ ..............................           612          3,175
Chico's FAS, Inc.+ ...................................           135          4,430
Children's Place Retail Stores, Inc.+ ................         2,846         68,304
Claire's Stores, Inc. ................................           319          5,646
Coldwater Creek, Inc.+ ...............................            42            946
Costco Wholesale Corp.+ ..............................           900         35,325
Dillards, Inc., Class A ..............................           669         14,678
Dress Barn, Inc.+ ....................................           144          3,375
Duane Reade, Inc.+ ...................................           150          5,205
Factory 2-U Stores, Inc.+ ............................           109          2,977
Footstar, Inc.+ ......................................           179          7,187
Fred's, Inc. .........................................           100          2,287
Guitar Center, Inc.+ .................................           233          4,107
Hanover Direct, Inc.+ ................................           622            205
Hollywood Entertainment Corp.+ .......................           200            438
Hot Topic, Inc.+ .....................................           150          4,200
Ingles Markets, Inc., Class A ........................           100          1,188
InterTAN, Inc.+ ......................................           226          2,859
J. Jill Group, Inc.+ .................................         2,400         42,000
Krispy Kreme Doughnuts, Inc.+ ........................            58          2,088
Lands' End, Inc.+ ....................................            73          2,004
Linens' N Things, Inc.+ ..............................           310          8,525
Longs Drug Stores Corp. ..............................           241          7,124
Marine Products Corp.+ ...............................            60            159
Martha Stewart Living, Inc., Class A+ ................         2,580         46,440
Michaels Stores, Inc.+ ...............................           214          6,407
MSC Industrial Direct Co., Inc., Class A+ ............         3,600         57,636
Neiman Marcus Group, Inc., Class A+ ..................           274          8,932
Nu Skin Enterprises, Inc., Class A ...................           608          5,168
OfficeMax, Inc.+ .....................................         1,555          5,831
Pacific Sunwear of California+ .......................         3,376         92,840
Payless ShoeSource, Inc.+ ............................           168         10,458
PC Connection, Inc.+ .................................            50            478
PETsMART, Inc.+ ......................................         1,070          4,280
Rare Hospitality International, Inc.+ ................           161          4,005
Regis Corp. ..........................................           319          4,665
Ruddick Corp. ........................................           166          2,274
School Specialty, Inc.+ ..............................           160          3,450

----------------
152

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
RETAIL (CONTINUED)
ShopKo Stores, Inc.+ .................................           200   $      1,600
Smart & Final, Inc.+ .................................           163          1,638
Spiegel, Inc., Class A ...............................           165          1,155
Stein Mart, Inc.+ ....................................           230          2,516
Steven Madden Ltd.+ ..................................           124          1,821
Sunglass Hut International, Inc.+ ....................           269          3,077
Talbots, Inc. ........................................         1,500         63,720
The Men's Wearhouse, Inc.+ ...........................           251          5,417
The Topps Co., Inc.+ .................................           407          4,121
Too, Inc.+ ...........................................           249          4,666
Trans World Entertainment Corp.+ .....................           237          2,089
Tuesday Morning Corp.+ ...............................           100            975
Tweeter Home Entertainment Group, Inc.+ ..............           162          3,149
Ultimate Electronics, Inc.+ ..........................            91          2,275
Value City Department Stores, Inc.+ ..................           100            830
Venator Group, Inc.+ .................................         1,125         15,525
Whitehall Jewellers, Inc.+ ...........................           130          1,013
Whole Foods Market, Inc.+ ............................         1,448         60,997
Wild Oats Markets, Inc.+ .............................           174          1,571
Wilsons The Leather Experts, Inc.+ ...................           100          1,906
Zale Corp.+ ..........................................           261          7,569
                                                                       ------------
                                                                          2,018,461
                                                                       ------------
CONSUMER STAPLES -- 2.1%
FOOD, BEVERAGE & TOBACCO -- 1.2%
American Italian Pasta Co., Class A+ .................           162          5,184
American States Water Co. ............................            73          2,417
Chiquita Brands International, Inc.+ .................           254            330
Constellation Brands, Inc., Class A+ .................           800         57,400
Corn Products International, Inc. ....................           299          7,672
Dean Foods Co. .......................................           305         10,327
Del Monte Foods Co.+ .................................           400          3,256
Dole Food Co. ........................................           380          6,110
Dreyer's Grand Ice Cream, Inc. .......................           151          3,917
Earthgrains Co. ......................................           305          6,481
Farmer Brothers Co. ..................................            12          2,867
Fleming Cos., Inc. ...................................           310          7,890
Great Atlantic & Pacific Tea Co., Inc. ...............           115          1,052
Hain Celestial Group, Inc.+ ..........................           314          9,106
Horizon Organic Holding Corp.+ .......................           900          4,950
International Multifoods Corp. .......................           100          1,925
Interstate Bakeries Corp. ............................           191          2,919
Ionics, Inc.+ ........................................           600         15,600
Lance, Inc. ..........................................           271          3,049
Michael Foods, Inc. ..................................           136          4,063
Performance Food Group Co.+ ..........................           134          7,035
Pilgrim's Pride Corp., Class B .......................           100            985
Ralcorp Holdings, Inc.+ ..............................           234          4,189
Rica Foods, Inc.+ ....................................            30            102
Riviana Foods, Inc. ..................................           100          1,600
Robert Mondavi Corp., Class A+ .......................            60          2,689
Russ Berrie & Co., Inc. ..............................            34            857

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Sensient Technologies Corp. ..........................           365   $      8,315
Smithfield Foods, Inc.+ ..............................           408         13,260
Smucker (J.M.) Co. ...................................           200          5,240
Suiza Foods Corp.+ ...................................           208         10,003
Triarc Cos., Inc.+ ...................................            76          1,870
United Natural Foods, Inc.+ ..........................           812         11,417
Universal Corp. ......................................           222          8,753
Vector Group Ltd. ....................................           105          2,205

HOUSEHOLD PRODUCTS -- 0.9%
Alberto-Culver Co., Class B ..........................           298         11,819
American Greetings Corp., Class A ....................           561          5,946
Blyth, Inc. ..........................................           354          8,160
Carter-Wallace, Inc. .................................           185          4,608
Central Garden & Pet Co.+ ............................           100            850
Church & Dwight, Inc. ................................           279          6,063
Dial Corp. ...........................................           817         10,212
Herbalife International, Inc., Class A ...............           100            729
NBTY, Inc.+ ..........................................           553          4,700
Playtex Products, Inc.+ ..............................           131          1,204
Rayovac Corp.+ .......................................           228          3,979
Salton, Inc.+ ........................................           114          1,733
Tupperware Corp. .....................................           495         11,811
Twinlab Corp.+ .......................................           200            262
WD-40 Co. ............................................           100          2,000
Yankee Candle Co., Inc.+ .............................         7,163         94,337
                                                                       ------------
                                                                            403,448
                                                                       ------------
ENERGY -- 6.3%
ENERGY SERVICES -- 2.0%
Atwood Oceanics, Inc.+ ...............................            94          3,846
Cal Dive International, Inc.+ ........................           226          5,735
CARBO Ceramics, Inc. .................................            52          1,755
Friede Goldman Halter, Inc.+ .........................           201            492
Global Marine, Inc.+ .................................         2,400         61,440
Grant Prideco, Inc.+ .................................         3,200         55,040
Grey Wolf, Inc.+ .....................................         1,353          8,794
Gulf Islands Fabrication, Inc.+ ......................           114          2,166
Key Energy Services, Inc.+ ...........................           781          8,357
Nabors Industries, Inc.+ .............................         1,200         62,208
Parker Drilling Co.+ .................................           927          5,933
Patterson Energy, Inc.+ ..............................           358         11,322
RPC, Inc. ............................................           100          1,228
SEACOR SMIT, Inc.+ ...................................           127          5,740
Smith International, Inc.+ ...........................           500         35,100
Superior Energy Services, Inc.+ ......................         1,426         15,508
Syntroleum Corp.+ ....................................           404          5,833
Transocean Sedco Forex, Inc. .........................         1,400         60,690
Universal Compression Holdings, Inc.+ ................            64          2,240
UTI Energy Corp.+ ....................................           286          8,652
Weatherford International, Inc.+ .....................           600         29,610

----------------
154

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES -- 4.3%
Apache Corp. .........................................           900   $     51,849
Arch Coal, Inc. ......................................           222          6,656
Barrett Resources Corp.+ .............................           238         14,292
Belco Oil & Gas Corp.+ ...............................           100            880
Berry Petroleum Co., Class A .........................           200          2,600
Cabot Oil & Gas Corp., Class A .......................           200          5,400
Calgon Carbon Corp. ..................................           223          1,668
Chesapeake Energy Corp.+ .............................           958          8,478
Clayton Williams Energy, Inc.+ .......................            63          1,166
Comstock Resources, Inc.+ ............................         1,280         14,400
CONSOL Energy, Inc. ..................................           182          6,279
Core Laboratories N.V.+ ..............................         3,700         69,449
Cross Timbers Oil Co. ................................         1,404         34,749
Denbury Resources, Inc.+ .............................           314          2,543
Devon Energy Corp. ...................................         1,900        110,580
Diamond Offshore Drilling, Inc. ......................         2,300         90,505
EEX Corp.+ ...........................................           305          1,125
Evergreen Resources, Inc.+ ...........................         1,629         61,592
Exco Resources, Inc.+ ................................         1,400         27,300
Forest Oil Corp.+ ....................................         1,235         36,926
Frontier Oil Corp.+ ..................................           188          1,448
FuelCell Energy, Inc.+ ...............................            75          3,788
Houston Exploration Co.+ .............................            95          2,850
HS Resources, Inc.+ ..................................           133          5,985
Key Production, Inc.+ ................................            45            934
McMoRan Exploration Co.+ .............................           133          1,869
Meridian Resource Corp.+ .............................           230          1,640
Mitchell Energy & Development Corp., Class A .........           161          8,453
Nuevo Energy Co.+ ....................................            71          1,258
Patina Oil & Gas Corp. ...............................           659         17,595
Penn Virginia Corp. ..................................            78          2,909
Pioneer Natural Resources Co.+ .......................           885         13,894
Plains Resources, Inc.+ ..............................           160          3,360
Pogo Producing Co. ...................................           343         10,122
Prima Energy Corp.+ ..................................           585         17,733
Pure Resources, Inc.+ ................................           383          7,392
Spinnaker Exploration Co.+ ...........................           120          5,244
St. Mary Land & Exploration Co. ......................           239          5,557
Stone Energy Corp.+ ..................................           987         48,629
Swift Energy Co.+ ....................................           159          5,094
Tesoro Petroleum Corp.+ ..............................           292          3,635
Tom Brown, Inc.+ .....................................           247          8,151
Unit Corp.+ ..........................................           238          3,939
Vintage Petroleum, Inc. ..............................         4,569         92,979
                                                                       ------------
                                                                          1,214,584
                                                                       ------------
FINANCE -- 7.7%
BANKS -- 3.1%
1st Source Corp. .....................................           105          1,962
Alabama National Bancorp .............................           116          3,480
AMCORE Financial, Inc. ...............................           200          4,037
American Financial Holdings, Inc. ....................           294          6,284

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
Anchor Bancorp Wisconsin, Inc. .......................           100   $      1,388
Andover Bancorp, Inc. ................................             9            305
Area Bancshares Corp. ................................           150          2,391
Astoria Financial Corp. ..............................           390         20,841
BancorpSouth, Inc. ...................................           812         11,977
Bay View Capital Corp. ...............................           604          2,863
BOK Financial Corp.+ .................................           133          3,267
Brookline Bancorp, Inc. ..............................           100          1,325
BSB Bancorp, Inc. ....................................           157          2,954
Capitol Federal Financial ............................           255          4,064
Cathay Bancorp, Inc. .................................            87          4,230
Century South Banks, Inc. ............................           114          3,684
Chemical Financial Corp. .............................           105          2,363
Citizens Banking Corp. ...............................           387         10,328
CityBank .............................................           109          2,262
Colonial BancGroup, Inc. .............................           760          9,880
Commerce Bancorp, Inc.@ ..............................           258         15,480
Commercial Federal Corp. .............................           451         10,057
Community First Bankshares, Inc. .....................           437          8,822
CORUS Bankshares, Inc. ...............................            99          5,049
Cullen/Frost Bankers, Inc.@ ..........................           426         14,590
CVB Financial Corp. ..................................           137          2,188
Dime Community Bancshares, Inc. ......................           100          2,725
Downey Financial Corp. ...............................           144          6,523
East West Bancorp, Inc. ..............................           230          4,427
F&M Bancorp ..........................................           100          2,688
F&M National Corp. ...................................           206          7,849
Farmers Capital Bank Corp. ...........................           110          3,850
First Bancorp ........................................           238          6,164
First Busey Corp. ....................................            19            380
First Charter Corp., Class A .........................           188          2,926
First Citizens BancShares, Inc., Class A .............            20          2,050
First Commonwealth Financial Corp. ...................           374          4,282
First Financial Bancorp ..............................           231          3,465
First Financial Bankshares, Inc. .....................           114          3,790
First Financial Corp. ................................            13            520
First Indiana Corp. ..................................           100          2,625
First Merchants Corp. ................................            39            899
First Midwest Bancorp, Inc. ..........................           364         10,247
FirstFed Financial Corp.+ ............................           200          5,600
Frontier Financial Corp. .............................           152          3,638
Fulton Financial Corp.@ ..............................           619         12,573
GBC Bancorp ..........................................           113          3,221
Gold Banc Corp., Inc. ................................           100            703
Greater Bay Bancorp ..................................           329          8,287
Hancock Holding Co. ..................................           100          4,344
Harbor Florida Bancshares, Inc. ......................           139          2,224
Harleysville National Corp. ..........................            23            863
Independence Community Bank Corp. ....................           547          9,538
Independent Bank Corp. ...............................           203          3,045
Integra Bank Corp. ...................................           137          2,860
International Bancshares Corp. .......................           106          4,054

----------------
156

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
BANKS (CONTINUED)
MAF Bancorp, Inc. ....................................           200   $      5,475
Mid-State Bancshares .................................           200          3,050
MidAmerica Bancorp ...................................            16            368
Mississippi Valley Bankshares, Inc. ..................            82          2,830
National City Corp. ..................................           800         21,400
National Penn Bancshares, Inc. .......................           184          4,427
NBT Bancorp, Inc. ....................................           105          1,752
New York Community Bancorp, Inc. .....................           314          9,091
Northwest Bancorp, Inc. ..............................           249          2,459
OceanFirst Financial Corp. ...........................           150          3,488
Omega Financial Corp. ................................           121          3,297
Oriental Financial Group, Inc. .......................           100          1,335
Pacific Capital Bancorp ..............................           206          5,910
Pacific Northwest Bancorp ............................           100          1,938
Park National Corp. ..................................            79          6,853
Peoples Bank Corp. ...................................           240          6,180
PFF Bancorp, Inc. ....................................            65          1,491
Promistar Financial Corp. ............................           105          2,008
Provident Bankshares Corp. ...........................           281          6,287
Provident Financial Group, Inc. ......................           213          5,991
R&G Financial Corp., Class B .........................           100          1,650
Republic Bancorp, Inc. ...............................           457          5,627
Richmond County Financial Corp. ......................           221          6,492
Riggs National Corp. .................................           237          3,762
Roslyn Bancorp, Inc. .................................           493         11,092
S&T Bancorp, Inc. ....................................           202          4,674
Sandy Spring Bancorp, Inc. ...........................           115          3,515
Silicon Valley Bancshares, Inc.+@ ....................           801         18,823
Sky Financial Group, Inc. ............................           661         11,278
South Financial Group, Inc. ..........................           417          5,942
Southwest Bancorp of Texas, Inc.+ ....................           240          7,530
Staten Island Bancorp, Inc. ..........................           334          8,317
Student Loan Corp. ...................................             2            140
Susquehanna Bancshares, Inc. .........................           390          7,020
Texas Regional Bancshares, Inc., Class A .............           110          3,809
The Trust Co. of New Jersey ..........................           170          2,848
TrustCo Bank Corp. NY ................................           460          5,922
Trustmark Corp. ......................................           466          9,669
U.S. Bancorp .........................................             1             29
U.S.B. Holding Co., Inc. .............................           105          1,381
UCBH Holdings, Inc. ..................................           105          5,112
United Bankshares, Inc. ..............................           357          7,899
W Holding Co., Inc. ..................................           129          1,524
Washington Federal, Inc. .............................           501         12,306
Wells Fargo & Co. ....................................         1,100         54,417
WesBanco, Inc. .......................................           131          2,391
WestAmerica Bancorp ..................................           300         11,325
Westcorp .............................................           156          2,714
Whitney Holding Corp. ................................           181          7,161

FINANCIAL SERVICES -- 3.4%
Acacia Research Corp.+ ...............................           100            656
Advanta Corp., Class A ...............................           176          2,783

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
Affiliated Managers Group, Inc.+ .....................           190   $      8,930
Alfa Corp. ...........................................           329          6,230
Allied Capital Corp.@ ................................           661         13,303
American Capital Strategies Ltd. .....................           187          4,757
AmeriCredit Corp.+@ ..................................           714         23,155
Ampal-American Israel Corp., Class A+ ................           100            513
Bank of Granite Corp. ................................            34            720
Bank United Corp.+ ...................................           245             61
BlackRock, Inc.+ .....................................           138          4,968
Cash America International, Inc. .....................           242          1,476
Century Business Services, Inc.+ .....................           400          1,000
Charter Municipal Mortgage Acceptance Co. ............           100          1,523
Chittenden Corp. .....................................           207          6,458
CompuCredit Corp.+ ...................................         1,460         10,996
CPB, Inc. ............................................            15            432
Credit Acceptance Corp.+ .............................           254          1,349
CSFBdirect+ ..........................................           100            455
Doral Financial Corp. ................................           296          8,880
DVI, Inc.+ ...........................................           100          1,542
Eaton Vance Corp.@ ...................................           560         17,388
F.N.B. Corp. .........................................           210          5,040
Federal Agricultural Mortgage Corp., Class C+ ........         1,500         35,775
Financial Federal Corp.+ .............................           100          2,450
FINOVA Group, Inc. ...................................           494            889
First Financial Holdings, Inc. .......................           180          3,600
First Sentinel Bancorp, Inc. .........................           400          4,450
Friedman, Billings, Ramsey Group, Inc., Class A+ .....           152            833
Gabelli Asset Management, Inc., Class A+ .............            95          3,183
Hudson United Bancorp ................................           469         10,646
IndyMac Bancorp, Inc.+@ ..............................           543         15,606
Insignia Financial Group, Inc.+ ......................           100          1,180
Investment Technology Group, Inc.+ ...................           575         29,440
Investors Financial Services Corp.@ ..................           235         13,777
Jeffries Group, Inc. .................................           208          6,001
John Nuveen Co., Class A .............................            67          3,618
LaBranche & Co., Inc.+ ...............................           347         11,160
Medallion Financial Corp. ............................           153          1,549
Metris Cos., Inc. ....................................         3,180         66,080
Morgan Keegan, Inc. ..................................           208          5,626
Nasdaq Gold Trust+ ...................................         2,800        109,620
NCO Group, Inc.+ .....................................         1,748         44,683
NCO Portfolio Management, Inc.+ ......................            14             89
Nextcard, Inc.+ ......................................           978         10,086
Ocwen Financial Corp.+ ...............................           241          2,046
Paychex, Inc. ........................................         1,700         63,006
Raymond James Financial, Inc. ........................           611         16,986
Seacoast Financial Services Corp. ....................           317          4,418
Security Capital Group, Inc., Class B+ ...............           305          6,329
Southwest Securities Group, Inc. .....................            82          1,532
StanCorp. Financial Group, Inc. ......................           250         10,525
Sterling Bancshares, Inc. ............................           276          4,830
Tucker Anthony Sutro Corp. ...........................           162          3,070

----------------
158

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
UMB Financial Corp. ..................................           110   $      4,180
United Community Financial Corp. .....................           377          2,498
United National Bancorp NJ ...........................           173          3,460
Webster Financial Corp. ..............................           363         10,641
WFS Financial, Inc.+ .................................           100          1,763
WIT Soundview Group, Inc.+ ...........................           882          2,646

INSURANCE -- 1.2%
Alleghany Corp.+ .....................................            42          8,364
American National Insurance Co. ......................            76          5,230
Arch Cap Group Ltd.+ .................................            21            333
Argonaut Group, Inc. .................................           100          1,588
Baldwin & Lyons, Inc., Class B .......................            43            927
Brown & Brown, Inc. ..................................           200          6,810
CNA Surety Corp. .....................................           192          2,550
Commerce Group, Inc. .................................           205          6,560
Crawford & Co., Class B ..............................           300          4,035
Delphi Financial Group, Inc., Class A ................           130          3,848
E.W. Blanch Holdings, Inc. ...........................            77            612
FBL Financial Group, Inc., Class A ...................            52            811
Fidelity National Financial, Inc. ....................           553         14,804
First American Corp. .................................           513         13,338
Fremont General Corp. ................................         1,118          4,338
Gallagher (Arthur J.) & Co.@ .........................           708         19,612
Harleysville Group, Inc. .............................           116          2,574
HCC Insurance Holdings, Inc. .........................           461         12,193
Hilb, Rogal & Hamilton Co. ...........................           125          4,375
Horace Mann Educators Corp. ..........................           423          7,487
Irwin Financial Corp. ................................           100          2,112
Kansas City Life Insurance Co. .......................            14            501
LandAmerica Financial Group, Inc. ....................            98          3,487
Leucadia National Corp. ..............................           323         10,391
Liberty Corp. ........................................           178          6,050
Liberty Financial Cos., Inc. .........................           128          5,325
Markel Corp.+ ........................................            50          9,350
Medical Assurance, Inc.+ .............................            66            812
Mercury General Corp. ................................           233          7,572
National Western Life Insurance Co., Class A+ ........            25          2,212
Ohio Casualty Corp. ..................................           525          4,938
Philadelphia Consolidated Holding Corp.+ .............            95          2,624
PICO Holdings, Inc.+ .................................           100          1,400
PMA Capital Corp., Class A ...........................           181          3,145
Presidential Life Corp. ..............................           200          3,300
RLI Corp. ............................................            27          1,103
SCPIE Holdings, Inc. .................................           100          2,030
Selective Insurance Group, Inc. ......................           254          5,902
State Auto Financial Corp. ...........................            26            395
Stewart Information Services Corp.+ ..................           157          2,638
Triad Guaranty, Inc.+ ................................           134          4,447
UICI+ ................................................           512          4,495
UnumProvident Corp. ..................................           700         20,454
W. R. Berkley Corp. ..................................           175          7,886

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Zenith National Insurance Corp. ......................            14   $        330
                                                                       ------------
                                                                          1,476,604
                                                                       ------------
HEALTHCARE -- 10.9%
DRUGS -- 4.3%
Aclara Biosciences, Inc.+ ............................            71            391
Advanced Tissue Sciences, Inc.+ ......................           428          1,685
Alexion Pharmaceuticals, Inc.+ .......................           116          2,646
Allergan, Inc. .......................................           800         59,320
Alliance Pharmaceutical Corp.+ .......................           438          1,424
Alpharma, Inc., Class A ..............................           839         27,469
ALZA Corp.+ ..........................................           900         36,450
AmeriSource Health Corp., Class A+@ ..................           461         22,612
Amylin Pharmaceuticals, Inc.+ ........................           445          4,422
Aphton Corp.+ ........................................           166          3,403
ARIAD Pharmaceuticals, Inc.+ .........................           177            974
AVANT Immunotherapeutics, Inc.+ ......................           301          1,298
Avigen, Inc.+ ........................................           112          1,365
Barr Laboratories, Inc.+ .............................           919         52,539
Bergen Brunswig Corp., Class A@ ......................         1,256         20,850
Bio-Rad Laboratories, Inc., Class A+ .................           285         10,260
Bio-Technology General Corp.+ ........................           489          3,051
BioCryst Pharmaceuticals, Inc.+ ......................            63            390
BioMarin Pharmaceutical, Inc.+ .......................            85            632
Biopure Corp.+ .......................................           133          1,771
Biovail Corp.+ .......................................         1,000         36,130
Bone Care International, Inc.+ .......................            88          1,441
Caremark Rx, Inc.+@ ..................................         2,023         26,380
Cell Genesys, Inc.+ ..................................           321          4,574
Cell Therapeutics, Inc.+ .............................           200          3,587
Collateral Therapeutics, Inc.+ .......................           334          3,204
Columbia Laboratories, Inc.+ .........................           100            602
Connetics Corp.+ .....................................           279          1,412
COR Therapeutics, Inc.+ ..............................           300          6,750
Corixa Corp.+ ........................................         2,195         17,560
CryoLife, Inc.+ ......................................            94          2,437
Cubist Pharmaceuticals, Inc.+ ........................           320          7,840
CuraGen Corp.+ .......................................           206          4,828
CV Therapeutics, Inc.+ ...............................           122          4,026
CYTOGEN Corp.+ .......................................           683          2,220
Digene Corp.+ ........................................            99          1,510
Diversa Corp.+ .......................................            38            575
DUSA Pharmaceuticals, Inc.+ ..........................           139          1,850
Enzo Biochem, Inc.+ ..................................           147          2,468
Exelixis, Inc.+ ......................................            88            765
Gene Logic, Inc.+ ....................................           246          4,120
Genomic Solutions, Inc.+ .............................            43            129
Genta, Inc.+ .........................................           100            596
Genzyme Corp.+ .......................................             1              6
Genzyme Transgenics Corp.+ ...........................           107            702
Geron Corp.+ .........................................           225          2,348
Guilford Pharmaceuticals, Inc.+ ......................           212          3,922

----------------
160

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Hyseq, Inc.+ .........................................            47   $        441
ICOS Corp.+ ..........................................           600         28,500
ILEX Oncology, Inc.+ .................................         1,110         16,927
Immune Response Corp.+ ...............................           199            504
ImmunoGen, Inc.+ .....................................           258          3,451
Immunomedics, Inc.+ ..................................           211          2,031
Intermune Pharmaceuticals, Inc.+ .....................            37            777
IntraBiotics Pharmaceuticals, Inc.+ ..................            65            138
Isis Pharmaceuticals, Inc.+ ..........................           307          2,840
K-V Pharmaceutical Co., Class A+ .....................           800         15,752
K-V Pharmaceutical Co., Class B+ .....................           179          3,550
Kos Pharmaceuticals, Inc.+ ...........................         1,100         19,319
Lexicon Genetics, Inc.+ ..............................            85            558
Ligand Pharmaceuticals, Inc., Class B+ ...............           441          4,314
Martek Biosciences Corp.+ ............................           200          3,100
Matrix Pharmaceuticals, Inc.+ ........................           173          1,557
Maxygen, Inc.+ .......................................            80            969
Medicines Co.+ .......................................           700          7,787
Medicis Pharmaceutical Corp., Class A+ ...............           642         28,774
MGI Pharma, Inc.+ ....................................           164          1,794
Miravant Medical Technologies+ .......................            71            568
Nabi+ ................................................           359          2,221
Nanogen, Inc.+ .......................................            85            568
NeoRx Corp.+ .........................................           247          1,034
Neose Technologies, Inc.+ ............................           109          2,671
Neurocrine Biosciences, Inc.+ ........................           177          3,651
Neurogen Corp.+ ......................................           100          2,363
Nexell Therapeutics, Inc.+ ...........................           111            156
Noven Pharmaceuticals, Inc.+ .........................           945         26,755
NPS Pharmaceuticals, Inc.+ ...........................           167          3,507
Omnicare, Inc. .......................................           738         15,830
Orchid BioSciences, Inc.+ ............................            68            323
Organogenesis, Inc.+ .................................           200          1,630
OSI Pharmaceuticals, Inc.+ ...........................           304         12,046
Paradigm Genetics, Inc.+ .............................            62            341
PAREXEL International Corp.+ .........................           166          2,065
Peregrine Pharmaceuticals, Inc.+ .....................           509            748
Perrigo Co.+ .........................................           703          6,942
Pharmaceutical Product Development, Inc.+ ............         1,451         61,123
Pharmacopeia, Inc.+ ..................................           154          2,753
Pharmacyclics, Inc.+ .................................           139          3,128
Praecis Pharmaceuticals, Inc.+ .......................            71          1,416
Priority Healthcare Corp., Class B+ ..................           178          6,719
Regeneron Pharmaceuticals, Inc.+ .....................           162          3,594
ResMed, Inc.+ ........................................           309         12,484
Ribozyme Pharmaceuticals, Inc.+ ......................            71            439
SangStat Medical Corp.+ ..............................           165          1,464
Sciclone Pharmaceuticals, Inc.+ ......................           351          1,470
Scios, Inc.+ .........................................           900         20,700
Sequenom, Inc.+ ......................................            57            485
SICOR, Inc.+ .........................................         2,984         41,589
SuperGen, Inc.+ ......................................         1,396         14,396

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Syncor International Corp.+ ..........................           176   $      5,676
Targeted Genetics Corp.+ .............................           180            765
Texas Biotechnology Corp.+ ...........................           266          1,343
Titan Pharmaceuticals, Inc.+ .........................           205          4,551
Transkaryotic Therapies, Inc.+ .......................           165          2,898
Triangle Pharmaceuticals, Inc.+ ......................           200          1,150
Trimeris, Inc.+ ......................................           116          3,480
Tularik, Inc.+ .......................................            86          1,634
United Therapeutics Corp.+ ...........................           142          2,476
Vivus, Inc.+ .........................................           274          1,219

HEALTH SERVICES -- 3.5%
Accredo Health, Inc.+ ................................           204          6,668
AdvancePCS+ ..........................................         2,606        141,416
Allscripts Heathcare Solutions, Inc.+ ................           101            508
AmeriPath, Inc.+ .....................................           215          4,421
Apria Healthcare Group, Inc.+ ........................         2,729         65,987
Aradigm Corp.+ .......................................           175          1,006
Bally Total Fitness Holding Corp.+ ...................         1,759         51,803
Beverly Enterprises, Inc.+ ...........................           828          6,624
Cerner Corp.+ ........................................           234          8,015
Corvel Corp.+ ........................................            81          2,865
Covance, Inc.+ .......................................           505          6,489
Coventry Health Care, Inc.+ ..........................           483          8,000
Dendrite International, Inc.+ ........................           225          3,150
Diagnostic Products Corp. ............................           800         41,720
eBenX, Inc.+ .........................................            50            231
Eclipsys Corp.+ ......................................           292          5,694
Emisphere Technologies, Inc.+ ........................            84          1,202
Gentiva Health Services, Inc.+ .......................           100          1,906
Hanger Orthopedic Group, Inc.+ .......................         2,100          3,129
Health Net, Inc.+ ....................................           954         19,662
Healthcare Services Group, Inc.+ .....................         1,700         12,537
Henry Schein, Inc.+ ..................................           195          7,166
Humana, Inc.+ ........................................         1,273         13,341
IDEXX Laboratories, Inc.+ ............................           284          6,230
IDX Systems Corp.+ ...................................           140          2,529
IMPATH, Inc.+ ........................................           158          7,327
Invacare Corp. .......................................           200          7,904
Laboratory Corp. of America Holdings+ ................           137         16,474
LifePoint Hospitals, Inc.+ ...........................           309         11,047
Lincare Holdings, Inc.+ ..............................           355         18,793
Manor Care, Inc.+ ....................................           664         13,546
Matria Healthcare, Inc.+ .............................         1,400         18,725
Mid Atlantic Medical Services, Inc.+ .................           367          7,450
Orthodontic Centers of America, Inc.+ ................           401          8,221
Oxford Health Plans, Inc.+ ...........................         1,200         32,100
Professional Detailing, Inc.+ ........................            30          1,852
Province Healthcare Co.+ .............................           237          7,214
Quorum Health Group, Inc.+ ...........................           597          9,067
RehabCare Group, Inc.+ ...............................           103          4,244
Renal Care Group, Inc.+ ..............................         1,578         42,322
Res-Care, Inc.+ ......................................           128            640

----------------
162

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES (CONTINUED)
Sunrise Assisted Living, Inc.+ .......................           171   $      3,367
Triad Hospitals, Inc.+ ...............................           252          7,119
Trigon Healthcare, Inc.+ .............................           600         30,900
U.S. Oncology, Inc.+ .................................           675          5,484
Valentis, Inc.+ ......................................           138            699

MEDICAL PRODUCTS -- 3.1%
ABIOMED, Inc.+ .......................................           139          2,189
Arrow International, Inc. ............................         1,400         52,850
ArthroCare Corp.+ ....................................           123          1,722
Aspect Medical Systems, Inc.+ ........................            34            395
ATS Medical, Inc.+ ...................................         3,778         36,363
Aurora Biosciences Corp.+ ............................           143          2,556
Aviron+ ..............................................           203          8,437
Biosite Diagnostics, Inc.+ ...........................           110          4,125
CardioDynamics International Corp.+ ..................           200            725
Cell Pathways, Inc.+ .................................           125            512
Cerus Corp.+ .........................................            79          3,486
ChromaVision Medical Systems, Inc.+ ..................           100            469
Closure Medical Corp.+ ...............................            25            425
Coherent, Inc.+@ .....................................         2,326         82,573
CONMED Corp.+ ........................................           123          2,360
Cooper Cos., Inc. ....................................           100          4,735
Cyberonics, Inc.+ ....................................           135          2,185
Cygnus, Inc.+ ........................................           289          2,159
Datascope Corp. ......................................           100          3,619
DaVita, Inc.+ ........................................           605         10,273
DENTSPLY International, Inc. .........................         1,300         47,450
Diametrics Medical, Inc.+ ............................           200            825
Dionex Corp.+ ........................................           576         18,108
Edwards Lifesciences Corp.+ ..........................           499          9,780
Endocare, Inc.+ ......................................            93            677
EntreMed, Inc.+ ......................................           168          2,793
Enzon, Inc.+@ ........................................           335         15,912
ESCO Technologies, Inc.+ .............................           129          3,220
Genome Therapeutics Corp.+ ...........................           116            696
Gliatech, Inc.+ ......................................           146            310
Haemonetics Corp.+ ...................................           274          9,069
I-STAT Corp.+ ........................................            88          1,749
IGEN International, Inc.+ ............................           123          2,329
Imatron, Inc.+ .......................................           372            698
INAMED Corp.+ ........................................           112          2,660
Inhale Therapeutic Systems, Inc.+ ....................           415          8,871
Lynx Therapeutics, Inc.+ .............................            72            606
Maxim Pharmaceuticals, Inc.+ .........................           735          4,939
MedImmune, Inc.+ .....................................           800         28,700
Mentor Corp. .........................................           262          5,895
Microvision, Inc.+ ...................................            79          1,200
Molecular Devices Corp.+ .............................           155          7,052
Myriad Genetics, Inc.+ ...............................           567         22,999
Novoste Corp.+ .......................................           190          3,337
Ocular Sciences, Inc.+ ...............................           104          1,853
Orthofix International N.V.+ .........................         1,800         40,612

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Photogen Technologies, Inc.+ .........................           100   $        197
PolyMedica Corp.+ ....................................            96          2,184
PSS World Medical, Inc.+ .............................           663          2,963
Radiance Medical Systems, Inc.+ ......................         1,500          5,391
Respironics, Inc.+ ...................................           279          8,509
Rosetta Inpharmatics, Inc.+ ..........................           200          1,800
SCM Microsystems, Inc.+ ..............................           115          1,775
Scott Technologies, Inc.+ ............................           143          3,164
Seattle Genetics, Inc.+ ..............................           900          4,500
Serologicals Corp.+ ..................................           400          5,400
Sonic Innovations, Inc.+ .............................            72            292
St. Jude Medical, Inc.+ ..............................           700         37,695
Staar Surgical Co.+ ..................................           129            552
STERIS Corp.+ ........................................           663          9,348
Sunrise Technologies International, Inc.+ ............           301            564
Theragenics Corp.+ ...................................         2,272         14,518
Thoratec Corp.+ ......................................           149          1,267
Varian Medical Systems, Inc.+ ........................           290         17,632
Vasomedical, Inc.+ ...................................           343          1,308
Vaxgen, Inc.+ ........................................            79          1,600
Ventana Medical Systems, Inc.+ .......................           100          2,325
Vical, Inc.+ .........................................           181          1,731
VISX, Inc.+ ..........................................           436          7,486
Vital Signs, Inc. ....................................            63          2,024
West Pharmaceutical Services, Inc. ...................            53          1,238
Zoll Medical Corp.+ ..................................            89          3,104
                                                                       ------------
                                                                          2,098,247
                                                                       ------------
INDUSTRIAL & COMMERCIAL -- 13.5%
AEROSPACE & MILITARY TECHNOLOGY -- 1.3%
AAR Corp. ............................................           273          3,483
Alliant Techsystems, Inc.+ ...........................           120         10,626
Armor Holdings, Inc.+ ................................         3,537         62,251
Curtiss-Wright Corp. .................................             7            338
Esterline Technologies Corp.+ ........................           244          5,307
GenCorp, Inc. ........................................           200          2,124
Kaman Corp., Class A .................................           200          3,275
Northrop Grumman Corp. ...............................         1,400        121,800
Orbital Sciences Corp.+ ..............................         5,907         35,442
REMEC, Inc.+ .........................................           331          3,310
Sequa Corp., Class A+ ................................            48          1,872
Sturm Ruger & Co., Inc. ..............................           250          2,455
Teledyne Technologies, Inc.+ .........................           236          3,304
Triumph Group, Inc.+ .................................           100          3,800

BUSINESS SERVICES -- 8.3%
Aaron Rents, Inc. ....................................           173          2,785
ABM Industries, Inc. .................................           202          6,313
Actuant Corp., Class A ...............................            49            796
Administaff, Inc.+ ...................................           138          2,505
Aegis Communications Group, Inc.+ ....................         6,100          5,246
Agribrands International, Inc.+ ......................            93          5,020

----------------
164

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Albany Molecular Research, Inc.+ .....................         1,587   $     55,545
AMERCO, Inc.+ ........................................           100          2,125
Banta Corp. ..........................................           207          5,020
Bowne & Co., Inc. ....................................           243          2,685
Brady Corp., Class A .................................           160          5,392
Bright Horizons Family Solutions, Inc.+ ..............           186          4,408
Brightpoint, Inc.+ ...................................           513          1,234
Butler International, Inc.+ ..........................           700          2,581
Career Education Corp.+ ..............................         2,847        143,062
Casella Waste Systems, Inc., Class A+ ................           205          1,832
CDI Corp.+ ...........................................           100          1,300
Central Parking Corp. ................................           142          2,584
CLARCOR, Inc. ........................................           200          4,620
Coinstar, Inc.+ ......................................           233          3,903
Comfort Systems USA, Inc.+ ...........................           300            732
Copart, Inc.+ ........................................           341          6,987
Corinthian Colleges, Inc.+ ...........................           482         19,400
Corporate Executive Board Co.+ .......................         3,655        110,335
CoStar Group, Inc.+ ..................................           103          1,970
Cysive, Inc.+ ........................................           114            456
Delta & Pine Land Co. ................................           291          7,013
Diamondcluster International, Inc., Class A+ .........         2,036         17,688
Dollar Thrifty Automotive Group, Inc.+ ...............           273          5,624
DSET Corp.+ ..........................................            78            100
Ecolab, Inc. .........................................           800         33,936
Edison Schools, Inc.+ ................................           527         10,672
Education Management Corp.+ ..........................           167          5,448
Electro Rent Corp.+ ..................................           100          1,388
EMCOR Group, Inc.+ ...................................            96          2,940
Encompass Services Corp.+ ............................           411          2,014
F.Y.I., Inc.+ ........................................           124          4,146
First Consulting Group, Inc.+ ........................         1,000          9,813
Fisher Scientific International, Inc.+ ...............           377         13,361
Forrester Research, Inc.+ ............................           890         21,193
Foster Wheeler Corp. .................................           273          4,903
Gartner Group, Inc., Class A+ ........................           765          5,156
Global Industries Ltd.+ ..............................         7,100        103,394
Granite Construction, Inc. ...........................           205          6,966
HA-LO Industries, Inc.+ ..............................           391            387
Hall, Kinion & Associates, Inc.+ .....................            87            503
Handleman Co.+ .......................................           129          1,286
Harland (John H.) Co. ................................           323          6,040
Harsco Corp. .........................................           349          8,554
Heidrick & Struggles, Inc.+ ..........................           150          4,341
Hooper Holmes, Inc. ..................................         5,680         48,791
Horizon Offshore, Inc.+ ..............................            97          2,401
Hughes Supply, Inc. ..................................           233          3,406
Input/Output, Inc.+ ..................................           297          2,777
Insituform Technologies, Inc., Class A+ ..............           166          5,416
Insurance Auto Auctions, Inc.+ .......................            90          1,103
Intergraph Corp.+ ....................................         1,584         15,345
Invitrogen Corp.+@ ...................................           629         34,501

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Iron Mountain, Inc.+ .................................         3,000   $    114,960
ITT Educational Services, Inc.+ ......................           540         14,634
Jacobs Engineering Group, Inc.+ ......................           188         10,904
Kelly Services, Inc., Class A ........................           100          2,358
kforce.com, Inc.+ ....................................           267          1,418
Korn/Ferry International+ ............................           282          4,729
Labor Ready, Inc.+ ...................................         1,584          4,990
Learning Tree International, Inc.+ ...................            88          1,823
Maximus, Inc.+ .......................................           100          2,961
McGrath Rentcorp. ....................................           100          2,188
MedQuist, Inc.+ ......................................           205          4,446
MemberWorks, Inc.+ ...................................           100          2,350
Mine Safety Appliances Co. ...........................           133          3,398
Mobile Mini, Inc.+ ...................................         2,149         59,232
Modis Professional Services, Inc.+ ...................           618          2,843
Morrison Management Specialists, Inc. ................           133          5,305
National Service Industries, Inc. ....................           336          7,879
NationsRent, Inc.+ ...................................           159            159
Navigant Consulting Co.+ .............................           244          1,625
New England Business Service, Inc. ...................           130          2,405
Newpark Resources, Inc.+ .............................           500          4,495
Oceaneering International, Inc.+ .....................           138          2,967
On Assignment, Inc.+ .................................         1,989         41,520
Owens & Minor, Inc. ..................................           203          3,356
Paxar Corp.+ .........................................           345          4,313
Polymer Group, Inc. ..................................           298            533
Pre-Paid Legal Services, Inc.+ .......................           112          1,160
Predictive Systems, Inc.+ ............................           100            203
Profit Recovery Group International, Inc.+ ...........           351          2,194
ProsoftTraining.com, Inc.+ ...........................           102            803
R.H. Donnelley Corp.+ ................................           293          8,497
Rent-A-Center, Inc.+ .................................           146          6,707
Republic Services, Inc., Class A+ ....................         2,800         52,500
Rollins, Inc. ........................................           148          2,856
SCP Pool Corp.+ ......................................           141          4,583
Seitel, Inc.+ ........................................         2,100         39,060
Service Corp. International+ .........................         2,449         11,633
SITEL Corp.+ .........................................           230            644
Sodexho Marriott Services, Inc.+ .....................           249          7,233
Sotheby's Holdings, Inc., Class A+ ...................           457          8,395
Source Information Management Co.+ ...................           121            541
Spherion Corp.+ ......................................           537          3,727
StarTek, Inc.+ .......................................            36            510
Stericycle, Inc.+ ....................................           129          5,757
Stewart Enterprises, Inc., Class A ...................         1,236          6,141
Strayer Education, Inc. ..............................           103          3,605
SurModics, Inc.+ .....................................           150          5,400
Sylvan Learning Systems, Inc.+ .......................           270          5,569
Technology Solutions Co.+ ............................           141            313
TeleTech Holdings, Inc.+ .............................         5,600         44,100
Tetra Tech, Inc.+ ....................................           269          5,447
Trico Marine Services, Inc.+ .........................           205          3,075

----------------
166

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
U.S. Industries, Inc. ................................           692   $      4,041
Unigraphics Solutions, Inc.+ .........................           150          2,700
United Rentals, Inc.+ ................................           304          4,964
UNOVA, Inc.+ .........................................           212            634
URS Corp.+ ...........................................           100          1,900
USEC, Inc. ...........................................           500          4,300
Veritas DGC, Inc.+ ...................................           253          8,083
Wackenhut Corp., Class A+ ............................           100          1,432
Washington Group International, Inc.+ ................           300            468
Waste Connections, Inc.+ .............................         3,818        110,006
Waste Management, Inc. ...............................         4,500        111,150
Watsco, Inc. .........................................           105          1,216
Watts Industries, Inc., Class A ......................           103          1,720
WESCO International, Inc.+ ...........................           134          1,240
WestPoint Stevens, Inc. ..............................           249          2,241

ELECTRICAL EQUIPMENT -- 0.4%
Covanta Energy Corp.+ ................................           506          8,501
Cubic Corp. ..........................................           112          2,856
GenRad, Inc.+ ........................................           176          1,408
LeCroy Corp.+ ........................................           600         10,237
Littelfuse, Inc.+ ....................................           181          4,548
Otter Tail Power Co. .................................           200          5,700
Roper Industries, Inc. ...............................           254          9,093
Smith (A.O.) Corp. ...................................           121          2,363
Technitrol, Inc. .....................................         1,549         38,555
UCAR International, Inc.+ ............................           296          3,433

MACHINERY -- 1.8%
Advanced Energy Industries, Inc.+ ....................           132          3,407
AGCO Corp. ...........................................           512          4,915
Albany International Corp., Class A ..................            98          1,803
AptarGroup, Inc. .....................................           265          8,075
Astec Industries, Inc.+ ..............................           134          1,750
Baldor Electric Co. ..................................           200          4,210
Blount International, Inc.+ ..........................           113            497
Briggs & Stratton Corp. ..............................           209          8,019
Columbus McKinnon Corp. ..............................           100            781
Cummins Engine Co., Inc. .............................           314         11,788
CUNO, Inc.+ ..........................................           132          3,828
Dril-Quip, Inc.+ .....................................            55          1,320
Federal Signal Corp. .................................           434          8,476
Flow International Corp.+ ............................         1,600         16,800
Flowserve Corp.+ .....................................           329          7,383
Franklin Electric Co., Inc. ..........................            62          4,441
FSI International, Inc.+ .............................           439          3,622
Gardner Denver, Inc.+ ................................           140          2,744
Gerber Scientific, Inc. ..............................           192          1,281
Graco, Inc. ..........................................           226          6,328
Helix Technology Corp. ...............................           601         14,114
IDEX Corp. ...........................................           232          6,723
JLG Industries, Inc. .................................           290          3,770
Kaydon Corp. .........................................           313          8,445

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MACHINERY (CONTINUED)
Kulicke & Sofa Industries, Inc.+ .....................           535   $      7,256
Lawson Products, Inc. ................................           110          2,723
Lightpath Technologies, Inc., Class A+ ...............            84          1,082
Lincoln Electric Holdings, Inc. ......................           302          6,493
Lindsay Manufacturing Co. ............................           170          3,145
MagneTek, Inc.+ ......................................           226          2,131
Manitowoc Co., Inc. ..................................           219          5,431
Matthews International Corp., Class A ................         1,100         35,991
Mettler-Toledo International, Inc.+(1) ...............           311         12,801
Milacron, Inc. .......................................           312          5,650
Moog, Inc., Class A+ .................................            91          3,230
NACCO Industries, Inc., Class A ......................            64          3,985
Nordson Corp. ........................................           200          5,200
Photon Dynamics, Inc.+ ...............................           116          2,451
Precision Castparts Corp. ............................           396         13,088
Presstek, Inc.+ ......................................           271          2,947
Regal-Beloit Corp. ...................................           220          3,663
Robbins & Myers, Inc. ................................           111          2,842
Satcon Technology Corp.+ .............................           105          1,063
Sauer-Danfoss, Inc. ..................................           168          1,497
Semitool, Inc.+ ......................................         3,474         31,266
Snap-on, Inc. ........................................           485         14,123
SpeedFam-IPEC, Inc.+ .................................           183          1,184
SPS Technologies, Inc.+ ..............................           100          4,506
Standex International Corp. ..........................           100          2,295
Stewart & Stevenson Services, Inc. ...................           254          5,524
Tecumseh Products Co., Class A .......................           144          6,966
Tennant Co. ..........................................           100          4,225
Terex Corp. ..........................................           163          2,828
Thomas Industries, Inc. ..............................           100          2,070
Valence Technology, Inc.+ ............................           237          1,081
Vicor Corp.+ .........................................           147          3,013

MULTI-INDUSTRY -- 0.4%
Applied Industrial Technologies, Inc. ................           100          1,640
Asyst Technologies, Inc.+ ............................           312          4,056
Carlisle Cos., Inc. ..................................           258          8,416
Chemed Corp. .........................................           100          3,475
GenTek, Inc. .........................................           120          1,560
Lancaster Colony Corp. ...............................           273          7,934
Mechanical Technology, Inc.+ .........................           186            814
Pittston Brink's Group ...............................           392          8,506
Plexus Corp.+ ........................................           337          8,636
Teleflex, Inc. .......................................           315         12,899
Terremark Worldwide, Inc.+ ...........................           626          1,565
Tredegar Corp. .......................................           181          3,186
Trinity Industries, Inc. .............................           372          7,254
Volt Information Sciences, Inc.+ .....................            34            612
Wabtec Corp. .........................................           229          2,908
Walter Industries, Inc. ..............................           490          4,214

----------------
168

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION -- 1.3%
Airborne, Inc. .......................................           579   $      5,888
Alexander & Baldwin, Inc. ............................           339          7,246
Arkansas Best Corp.+ .................................           168          2,646
Arnold Industries, Inc. ..............................           100          1,906
Atlas Air Worldwide Holdings, Inc.+ ..................           100          2,815
CNF, Inc. ............................................           395         11,412
EGL, Inc.+ ...........................................         1,006         24,521
Forward Air Corp.+ ...................................           125          4,086
Fritz Companies, Inc.+ ...............................           167          1,827
Heartland Express, Inc.+ .............................            76          1,919
Interpool, Inc. ......................................           100          1,455
J.B. Hunt Transport Services, Inc.+ ..................           130          2,031
Kirby Corp.+ .........................................           212          4,240
Knight Transportation, Inc.+ .........................            85          2,072
Landstar System, Inc.+ ...............................            63          4,268
M.S. Carriers, Inc.+ .................................           100          3,062
Newport News Shipbuilding, Inc. ......................           302         14,768
Offshore Logistics, Inc.+ ............................         2,415         59,922
Oshkosh Truck Corp. ..................................           134          4,757
Overseas Shipholding Group, Inc. .....................           165          4,536
RailWorks Corp.+ .....................................         7,300         15,969
Roadway Express, Inc. ................................           128          2,816
Swift Transportation Co., Inc.+ ......................           370          6,845
United Parcel Service, Inc., Class B .................           600         34,140
USFreightways Corp. ..................................           214          6,741
Wabash National Corp. ................................           182          1,866
Werner Enterprises, Inc. .............................           200          3,425
Wisconsin Central Transportation Corp.+ ..............           391          6,232
XTRA Corp.+ ..........................................            72          3,434
Yellow Corp.+ ........................................           238          4,076
                                                                       ------------
                                                                          2,594,928
                                                                       ------------
INFORMATION & ENTERTAINMENT -- 6.8%
BROADCASTING & MEDIA -- 2.9%
4Kids Entertainment, Inc.+ ...........................           101          1,138
Ackerley Group, Inc. .................................           100          1,205
Acme Communications, Inc.+ ...........................           119          1,257
ACTV, Inc.+ ..........................................           333          1,363
Acxiom Corp.+ ........................................         4,000         83,500
Adaptive Broadband Corp.+ ............................           280            333
ADVO, Inc.+ ..........................................           156          5,756
Alamosa Holdings, Inc.+ ..............................            94            993
APAC Customer Services, Inc.+ ........................            99            520
Audiovox Corp., Class A+ .............................           207          1,585
Avenue A, Inc.+ ......................................            60             65
Belden, Inc. .........................................           161          3,228
Centennial Communications Corp.+ .....................           187          1,987
Clear Channel Communications, Inc.+ ..................           200         10,890
Comcast Corp., Class A+ ..............................         2,400        100,650
Crown Media Holdings, Inc., Class A+ .................           100          1,900
Cumulus Media, Inc., Class A+ ........................           289          1,671
Data Broadcasting Corp. ..............................           876          6,652

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
EchoStar Communications Corp., Class A+ ..............         3,100   $     85,831
EMS Technologies, Inc.+ ..............................           700         10,937
Gaylord Entertainment Co.+ ...........................           208          5,533
Glenayre Technologies, Inc.+ .........................           635          1,369
Grey Global Group, Inc. ..............................             3          1,944
Hollinger International, Inc. ........................           250          3,578
Houghton Mifflin Co. .................................           210          9,662
Imation Corp.+ .......................................           392          8,793
Information Holdings, Inc.+ ..........................            42            899
Insight Communications Co.+ ..........................           356          9,434
Journal Register Co.+ ................................           474          7,778
Key3Media Group, Inc.+ ...............................           169          2,011
Lee Enterprises, Inc. ................................           402         12,241
LodgeNet Entertainment Corp.+ ........................           114          1,667
Mail-Well, Inc.+ .....................................           327          1,592
McClatchy Co., Class A ...............................           137          5,535
Media General, Inc., Class A .........................           148          6,823
Mediacom Communications Corp.+ .......................           173          3,384
Meredith Corp. .......................................           349         12,184
Metawave Communications Corp.+ .......................           600          3,712
Metrocall, Inc.+ .....................................           516            129
Modem Media, Inc.+ ...................................            94            329
Netro Corp.+ .........................................           216          1,080
On Command Corp.+ ....................................           100            625
ParkerVision, Inc.+ ..................................            80          2,160
Paxson Communications Corp.+ .........................           240          2,340
Pegasus Communications Corp.+ ........................         2,000         46,000
Penton Media, Inc. ...................................           207          3,012
Playboy Enterprises, Inc., Class B+ ..................           100          1,065
Private Media Group, Inc.+ ...........................           100            716
Proxim, Inc.+ ........................................           195          1,962
Pulitzer, Inc. .......................................           100          5,540
Regent Communications, Inc.+ .........................         3,368         23,471
Salem Communications Corp., Class A+ .................           182          2,958
Scholastic Corp.+ ....................................           240          8,655
Sinclair Broadcast Group, Inc., Class A+ .............           429          3,110
Sirius Satellite Radio, Inc.+ ........................           301          3,744
Spanish Broadcasting System, Inc., Class A+ ..........           322          2,093
Tivo, Inc.+ ..........................................           189            980
United Television, Inc. ..............................            30          3,413
ValueVision International, Inc., Class A+ ............           331          4,613
Ventiv Health, Inc.+ .................................           100          1,538
WebLink Wireless, Inc.+ ..............................           546             68
Wiley John & Sons, Inc., Class A .....................           341          6,445
Wink Communications, Inc.+ ...........................           193            965
World Wrestling Federation Entertainment, Inc.+ ......            81          1,082
WorldPages.com, Inc.+ ................................           166            307
XM Satellite Radio Holdings, Inc., Class A+ ..........           106            735
Young Broadcasting, Inc., Class A+ ...................           118          3,702

ENTERTAINMENT PRODUCTS -- 0.7%
Arctic Cat, Inc. .....................................           100          1,369
Callaway Golf Co. ....................................           564         12,526

----------------
170

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS (CONTINUED)
Championship Auto Racing Teams, Inc.+ ................         1,445   $     23,409
Citadel Communications Corp.+ ........................           333          8,283
Concord Camera Corp.+ ................................           170          1,201
Direct Focus, Inc.+ ..................................           175          4,375
Harman International Industries, Inc. ................           300          7,677
International Speedway Corp., Class A ................         1,600         59,300
JAAKS Pacific, Inc.+ .................................           209          2,221
Meade Instruments Corp.+ .............................            40            165
Polaroid Corp. .......................................           476          2,028
Universal Electronics, Inc.+ .........................           649         10,708

LEISURE & TOURISM -- 3.2%
AirTran Holdings, Inc.+ ..............................           370          2,901
Alaska Air Group, Inc.+ ..............................           185          4,754
America West Holdings Corp., Class B+ ................           200          1,920
American Classic Voyages Co.+ ........................         1,535         19,187
Anchor Gaming+ .......................................            85          5,206
Applebee's International, Inc. .......................           702         25,053
Argosy Gaming Co.+ ...................................           195          5,089
Atlantic Coast Airlines Holdings, Inc.+ ..............         1,866         39,186
Aztar Corp.+ .........................................           338          3,586
Bob Evans Farms, Inc. ................................           297          5,272
Boca Resorts, Inc, Class A+ ..........................           200          2,320
Boyd Gaming Corp.+ ...................................            89            300
Buca, Inc.+ ..........................................           117          2,179
CBRL Group, Inc. .....................................           473          8,603
CEC Entertainment, Inc.+ .............................         1,257         55,748
Cheap Tickets, Inc.+ .................................            94            964
Choice Hotels International, Inc.+ ...................           445          6,096
Churchill Downs, Inc. ................................            86          2,627
Crestline Capital Corp.+ .............................           169          4,588
Dover Downs Entertainment, Inc. ......................            48            600
Extended Stay America, Inc.+ .........................           595          8,925
Fairfield Communities, Inc.+ .........................           346          5,526
Frontier Airlines, Inc.+ .............................         2,997         36,526
Hotel Reservations, Inc., Class A+ ...................            76          1,957
IHOP Corp.+ ..........................................           110          2,200
Isle Capri Casinos, Inc.+ ............................           187          1,975
Jack in the Box, Inc.+ ...............................           911         27,284
Landry's Seafood Restaurants, Inc. ...................           265          3,008
Lone Star Steakhouse & Saloon, Inc. ..................           218          2,023
Luby's, Inc. .........................................           253          1,923
Marcus, Corp. ........................................           200          2,760
Mesa Air Group, Inc.+ ................................         5,909         49,488
Mesaba Holdings, Inc.+ ...............................           168          1,869
Midwest Express Holdings, Inc.+ ......................           100          1,581
Monaco Coach Corp.+ ..................................            82          1,473
O'Charleys, Inc.+ ....................................           100          2,094
P.F. Chang's China Bistro, Inc.+ .....................           979         34,265
Papa John's International, Inc.+ .....................           176          4,191
Penn National Gaming, Inc.+ ..........................            28            350
Pinnacle Entertainment, Inc.+ ........................           155          1,628
Prime Hospitality Corp.+ .............................           300          3,240

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
Ruby Tuesday, Inc. ...................................           535   $     10,491
Ryan's Family Steak Houses, Inc.+ ....................           153          1,626
SkyWest, Inc. ........................................         6,459        150,172
Sonic Corp.+ .........................................           242          6,065
Speedway Motorsports, Inc.+ ..........................           145          3,770
Station Casinos, Inc.+ ...............................           272          3,756
Steiner Leisure Ltd.+ ................................         1,900         31,231
The Cheesecake Factory, Inc.+ ........................           219          8,062
The Steak n Shake Co. ................................           220          1,892
Vail Resorts, Inc.+ ..................................           162          3,240
WMS Industries, Inc.+ ................................           191          3,438
Wyndham International, Inc., Class A+ ................         2,392          5,095
                                                                       ------------
                                                                          1,305,002
                                                                       ------------
INFORMATION TECHNOLOGY -- 16.7%
COMMUNICATION EQUIPMENT -- 1.2%
ANADIGICS, Inc.+ .....................................           184          2,438
Anixter International, Inc.+ .........................           173          4,169
Cable Design Technologies Corp.+ .....................         2,698         36,153
CellStar Corp.+ ......................................         7,300         10,722
Cisco Systems, Inc.+ .................................         2,800         44,275
Clarent Corp.+ .......................................           143          1,716
Computer Network Technology Corp.+ ...................           205          2,281
Crossroads Systems, Inc.+ ............................           109            613
Davox Corp.+ .........................................            93          1,058
International FiberCom, Inc.+ ........................           311          1,205
Intrusion.com, Inc.+ .................................           100            400
JNI Corp.+ ...........................................            35            263
Juniper Networks, Inc.+ ..............................         1,300         49,348
Marimba, Inc.+ .......................................           117            395
Natural Microsystems Corp.+ ..........................           218          1,935
NEON Communications, Inc.+ ...........................            41            205
Network Access Solutions Corp.+ ......................           100             64
Network Equipment Technologies, Inc.+ ................           141            599
Network Peripherals, Inc.+ ...........................           174          1,104
Nx Networks, Inc.+ ...................................           248            202
Optical Cable Corp.+ .................................            57            652
P-Com, Inc.+ .........................................           444            569
Packeteer, Inc.+ .....................................           118            358
Paradyne Networks, Inc.+ .............................            91            151
QUALCOMM, Inc.+ ......................................         1,100         62,287
SeaChange International, Inc.+ .......................           133          1,787
Sorrento Networks Corp.+ .............................            63            390
Tollgrade Communications, Inc.+ ......................            82          2,111
Tricord Systems, Inc.+ ...............................           179            984
Universal Access, Inc.+ ..............................            56            319
Visual Networks, Inc.+ ...............................           370          1,318

COMPUTER SERVICES -- 1.8%
Advent Software, Inc.+@ ..............................           220          9,749
Analysts International Corp. .........................           193          1,001
Answerthink, Inc.+ ...................................           379          1,848

----------------
172

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
Aspen Technology, Inc.+ ..............................           248   $      5,921
BARRA, Inc.+ .........................................           444         23,976
Bell & Howell Co.+ ...................................           100          2,255
Black Box Corp.+ .....................................           138          6,150
Borland Software Corp.+ ..............................           379          2,641
Bottomline Technologies, Inc.+ .......................            44            320
Breakaway Solutions, Inc.+ ...........................            81             28
Brio Technology, Inc.+ ...............................           174          1,055
CACI International, Inc., Class A+ ...................           117          3,159
Cambridge Technology Partners, Inc.+ .................           608          2,280
CCC Information Services Group, Inc.+ ................           200          1,731
CIBER, Inc.+ .........................................           811          3,958
Cognizant Technology Solutions Corp.+ ................            64          1,924
Complete Business Solutions, Inc.+ ...................           147          1,363
Computer Horizons Corp.+ .............................           205            717
Concurrent Computer Corp.+ ...........................           382          2,387
Cylink Corp.+ ........................................           100            200
Digitas, Inc.+ .......................................           100            469
Documentum, Inc.+ ....................................         2,440         26,840
eLoyalty Corp.+ ......................................         5,540         13,504
EpicEdge, Inc.+ ......................................            43             16
FactSet Research Systems, Inc. .......................           159          4,802
Fair, Isaac & Co., Inc. ..............................           100          5,851
FileNET Corp.+ .......................................           267          4,189
Global Payments, Inc.+ ...............................           195          3,607
i2 Technologies, Inc.+ ...............................         1,700         24,650
iGate Capital Corp.+ .................................           208            390
InfoUSA, Inc.+ .......................................           112            486
iXL Enterprises, Inc.+ ...............................           294            698
Management Network Group, Inc.+ ......................           500          2,531
Manhattan Associates, Inc.+ ..........................           919         14,302
Manugistics Group, Inc.+ .............................         1,349         24,704
Maxtor Corp.+ ........................................           378          2,646
McAfee.com Corp.+ ....................................           107            637
MCSi, Inc.+ ..........................................           100          1,481
Mentor Graphics Corp.+ ...............................           578         11,921
Mercator Software, Inc.+ .............................           279          1,020
Netegrity, Inc.+ .....................................           213          5,245
NetSolve, Inc.+ ......................................           107            749
Novadigm, Inc.+ ......................................            53            227
Per-Se Technologies, Inc.+ ...........................           369          2,179
Perot Systems Corp., Class A+ ........................           532          5,825
ProBusiness Services, Inc.+ ..........................           134          2,940
Procom Technology, Inc.+ .............................            67            578
ProcureNet, Inc.+# ...................................           200              0
QRS Corp.+ ...........................................           139          1,181
Rainbow Technologies, Inc.+ ..........................           207          1,035
Sagent Technology, Inc.+ .............................           142            248
Sonic Foundry, Inc.+ .................................            85            128
Sonicwall, Inc.+ .....................................           226          2,754
Standard Register Co. ................................            52            848
Sykes Enterprises, Inc.+ .............................           188          1,028

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SERVICES (CONTINUED)
Synopsys, Inc.+ ......................................         1,900   $     89,181
Tanning Technology Corp.+ ............................            56            203
The 3DO Co.+ .........................................           400            800
The viaLink Co.+ .....................................           100            294
Vasco Data Security International, Inc.+ .............           100            544
Vertex Interactive, Inc.+ ............................           133            249
Wallace Computer Services, Inc. ......................           307          4,989
Zomax, Inc.+ .........................................           333          1,707

COMPUTERS & BUSINESS EQUIPMENT -- 2.8%
Adept Technology, Inc.+ ..............................           107          1,498
Advanced Digital Information Corp.+ ..................         5,921        102,507
AVT Corp.+ ...........................................           284            799
Brocade Communications Systems, Inc.+ ................         1,400         29,246
Brooktrout, Inc.+ ....................................           150            928
Cray, Inc.+ ..........................................         5,000          9,219
Dell Computer Corp.+ .................................         2,800         71,925
Digimarc Corp.+ ......................................            87          1,305
Dot Hill Systems Corp.+ ..............................           100            195
Extended Systems, Inc.+ ..............................            39            424
FutureLink Corp.+ ....................................           267             75
Gadzoox Networks, Inc.+ ..............................           153            287
Hutchinson Technology, Inc.+ .........................           195          2,913
Identix, Inc.+ .......................................           150          1,272
IKON Office Solutions, Inc. ..........................         1,434          8,174
Immersion Corp.+ .....................................            97            552
InFocus Corp.+ .......................................         1,290         21,124
Insight Enterprises, Inc.+ ...........................         2,772         58,558
Interface, Inc., Class A .............................           392          2,695
Iomega Corp.+ ........................................         2,669          9,822
Kronos, Inc.+ ........................................           111          3,490
Media 100, Inc.+ .....................................           268            503
Mercury Computer Systems, Inc.+ ......................           178          6,831
MICROS Systems, Inc.+ ................................         1,367         27,682
MTI Technology Corp.+ ................................           248            573
Netscout Systems, Inc.+ ..............................           100            512
Nuance Communications, Inc.+ .........................            36            361
Nyfix, Inc.+ .........................................           162          3,716
Quantum Corp.-Hard Disk Drive+ .......................           592          6,252
Radiant Systems, Inc.+ ...............................            90          1,243
RadiSys Corp.+ .......................................         2,935         49,895
Redback Networks, Inc.+ ..............................         1,700         22,236
Secure Computing Corp.+ ..............................           175          1,684
Silicon Graphics, Inc.+ ..............................         2,008          7,912
Silicon Storage Technology, Inc.+ ....................         1,400         12,152
Smartdisk Corp.+ .....................................            30             85
SONICblue, Inc.+ .....................................           823          3,909
Storage Technology Corp.+ ............................           793          8,636
Systemax, Inc.+ ......................................           224            370
Systems & Computer Technology Corp.+ .................           504          4,630
United Stationers, Inc.+ .............................           282          6,838
VERITAS Software Corp.+ ..............................           600         27,744
Vertel Corp.+ ........................................           201            267

----------------
174

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
Wave Systems Corp., Class A+ .........................           284   $      1,296
Western Digital Corp.+ ...............................         1,453          6,916
Xybernaut Corp.+ .....................................           418            832
Zebra Technologies Corp., Class A+ ...................           259          9,874

COMPUTER SOFTWARE -- 3.6%
3DFX Interactive, Inc.+ ..............................           245             77
Activision, Inc.+ ....................................         1,900         46,194
Actuate Corp.+@ ......................................           482          4,609
Advantage Learning Systems, Inc.+ ....................            50          1,444
Appiant Technologies, Inc.+ ..........................            88            275
Avant! Corp.+ ........................................           288          4,968
Avid Technology, Inc.+ ...............................           213          2,849
BindView Development Corp.+ ..........................           296            916
Braun Consulting, Inc.+ ..............................            74            301
Broadbase Software, Inc.+ ............................           201            408
BSQUARE Corp.+ .......................................         1,097         12,136
Caminus Corp.+ .......................................            48            981
Carreker Corp.+ ......................................           100          1,900
CheckFree Corp.+ .....................................           800         23,550
Clarus Corp.+ ........................................           177          1,128
Concord Communications, Inc.+ ........................            88            720
Daleen Technologies, Inc.+ ...........................           100            109
Datastream Systems, Inc.+ ............................            63            599
Electronic Arts, Inc.+ ...............................         1,800         97,650
Embarcadero Technologies, Inc.+ ......................            44            731
ePresence, Inc.+ .....................................           200            912
eXcelon Corp.+ .......................................           209            439
Exchange Applications, Inc.+ .........................         1,569          2,353
Exe Technologies, Inc.+ ..............................         1,200          8,100
Geoworks Corp.+ ......................................           100            125
Great Plains Software, Inc.+ .........................           102          6,254
HNC Software, Inc.+@ .................................           266          4,672
Hyperion Solutions Corp.+ ............................           296          4,773
IMRglobal Corp.+ .....................................           700          3,937
Indus International, Inc.+ ...........................           100            488
Informatica Corp.+@ ..................................           451          6,004
InteliData Technologies Corp.+ .......................           261          1,077
Interactive Intelligence, Inc.+ ......................            38            546
Intercept Group, Inc.+ ...............................            91          2,332
Intertrust Technologies Corp.+ .......................         1,135          5,107
J.D. Edwards & Co.+ ..................................           494          4,816
JDA Software Group, Inc.+ ............................           115          1,315
Legato Systems, Inc.+ ................................           685          8,263
Level 8 Systems, Inc.+ ...............................            54            176
MapInfo Corp.+ .......................................           121          2,148
Metasolv, Inc.+ ......................................           437          6,173
Micromuse, Inc.+ .....................................         1,600         60,464
MicroStrategy, Inc.+ .................................           247            710
Midway Games, Inc.+ ..................................           194          1,416
MRO Software, Inc.+ ..................................           128          1,032
National Data Corp. ..................................           363          8,476
National Instruments Corp.+ ..........................           300          9,787

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
NEON Systems, Inc.+ ..................................            32   $        149
NetIQ Corp.+ .........................................           219          4,134
New Era of Networks, Inc.+ ...........................           279          1,657
Numerical Technologies, Inc.+ ........................            26            257
NVIDIA Corp.+ ........................................           900         58,430
ONYX Software Corp.+ .................................         1,328         10,665
Peregrine Systems, Inc.+ .............................         3,000         58,500
Pinnacle Systems, Inc.+ ..............................           448          3,780
Progress Software Corp.+ .............................           290          4,205
Puma Technology, Inc.+ ...............................           194            727
Razorfish, Inc., Class A+ ............................           126             55
Remedy Corp.+ ........................................           203          3,908
Riverdeep Group PLC ADR+ .............................           700         14,394
Sanchez Computer Associates, Inc.+ ...................           100            737
Serena Software, Inc.+ ...............................           114          1,040
Siebel Systems, Inc.+ ................................         1,000         27,200
Silverstream Software, Inc.+ .........................            66            625
SmartForce PLC ADR+ ..................................           400          8,875
SPSS, Inc.+ ..........................................            98          1,660
Starbase Corp.+ ......................................           250            555
Structural Dynamics Research Corp.+ ..................           366          5,198
Take Two Interactive Software, Inc.+ .................           721         10,286
TenFold Corp.+ .......................................            68             21
THQ, Inc.+ ...........................................         2,639        100,282
Transaction Systems Architects, Inc., Class A+ .......           258          1,846
Verity, Inc.+ ........................................           956         21,689
Virage, Inc.+ ........................................           200            413
WebTrends Corp.+ .....................................           131          1,179

ELECTRONICS -- 3.8%
ACT Manufacturing, Inc.+ .............................            66            722
Actel Corp.+ .........................................           210          4,292
ADE Corp.+ ...........................................            38            537
Aeroflex, Inc.+ ......................................           421          4,342
ALLETE@ ..............................................           581         15,001
Alliance Semiconductor Corp.+ ........................           253          2,941
American Superconductor Corp.+ .......................           124          1,992
American Technical Ceramics Corp.+ ...................            31            271
AMETEK, Inc. .........................................           289          7,976
Ampex Corp., Class A+ ................................         3,500          1,085
Analogic Corp. .......................................         1,068         47,993
Artesyn Technologies, Inc.+ ..........................         2,233         24,144
ATMI, Inc.+ ..........................................           191          3,534
AXT, Inc.+ ...........................................         1,030         15,450
Bel Fuse, Inc, Class B ...............................            75          1,748
Benchmark Electronics, Inc.+ .........................           169          3,296
Brooks Automation, Inc.+ .............................           143          5,684
C&D Technologies, Inc. ...............................           219          6,044
C-Cube Microsystems, Inc.+ ...........................           590          7,264
California Amplifier, Inc.+# .........................           154            775
Caliper Technologies Corp.+ ..........................            54            871
Check Point Software Technologies Ltd.+ ..............           750         35,625
Checkpoint Systems, Inc.+ ............................           189          1,786

----------------
176

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Cirrus Logic, Inc.+@ .................................           642   $      9,590
Cohu, Inc. ...........................................           199          3,097
CTS Corp.@ ...........................................           601         12,471
CyberOptics Corp.+ ...................................            26            273
Cymer, Inc.+ .........................................           322          6,965
DDI Corp.+ ...........................................            70          1,181
DSP Group, Inc.+ .....................................           191          2,961
DuPont Photomasks, Inc.+ .............................            57          2,501
Elantec Semiconductor, Inc.+ .........................           181          4,808
Electro Scientific Industries, Inc.+ .................           198          5,556
Electroglas, Inc.+ ...................................           203          3,350
eMagin Corp.+ ........................................           100            250
EMCORE Corp.+ ........................................           215          5,388
Energy Conversion Devices, Inc.+ .....................           150          3,675
ESS Technology, Inc.+ ................................           310          1,783
Exar Corp.+ ..........................................           318          6,241
Excel Technology, Inc.+ ..............................            72          1,269
Fairchild Semiconductor International, Inc., Class
 A+ ..................................................         1,600         21,312
FEI Co.+ .............................................            94          2,074
General Motors Corp., Class H+ .......................         2,400         46,800
General Semiconductor, Inc.+ .........................           235          2,225
Genesis Microchip, Inc.+ .............................         1,000          9,937
hi/fn, Inc.+ .........................................            71          1,187
Ibis Technology Corp.+ ...............................            91          2,503
Integrated Circuit Systems, Inc.+ ....................           142          2,272
Integrated Device Technology, Inc.+ ..................         1,400         41,454
Integrated Silicon Solution, Inc.+ ...................           234          3,042
Interlink Electronics, Inc.+ .........................           548          2,021
Interlogix, Inc.+ ....................................           249          6,474
InterVoice-Brite, Inc.+ ..............................           194          1,576
IXYS Corp.+ ..........................................            46            725
Keithley Instruments, Inc. ...........................            59            956
Kent Electronics Corp.+ ..............................           342          6,156
LI-VI, Inc.+ .........................................            94          1,187
LTX Corp.+ ...........................................           488          9,119
Luminent, Inc.+ ......................................         1,500          3,984
Mattson Technology, Inc.+ ............................           184          2,783
MEMC Electronic Materials, Inc.+ .....................           200          1,390
Methode Electronics, Inc., Class A ...................           251          4,502
Micron Electronics, Inc.+ ............................           262            440
Microsemi Corp.+ .....................................           107          2,996
MIPS Technologies, Inc., Class A+ ....................           306          7,612
MKS Instruments, Inc.+ ...............................           163          3,050
Nanometrics, Inc.+ ...................................            70          1,103
Netsilicon, Inc.+ ....................................            55            199
Oak Technology, Inc.+ ................................         2,263         13,366
Packard Bioscience Co.+ ..............................            55            408
Park Electrochemical Corp. ...........................           124          2,802
Pegasus Solutions, Inc.+ .............................         3,266         29,088
Pericom Semiconductor Corp.+ .........................           299          3,850
Phoenix Technologies Ltd.+ ...........................         1,832         25,419
Photronics, Inc.+ ....................................           202          4,987

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
ELECTRONICS (CONTINUED)
Pioneer Standard Electronics, Inc. ...................           719   $      8,808
Pixelworks, Inc.+ ....................................            59            590
PLX Technology, Inc.+ ................................            91            401
Power Integrations, Inc.+ ............................           218          3,761
PRI Automation, Inc.+ ................................           187          3,202
Quicklogic Corp.+ ....................................            98            545
Read-Rite Corp.+ .....................................           300          2,487
Robotic Vision Systems, Inc.+ ........................           250            609
Rogers Corp.+ ........................................           128          4,545
Rudolph Technologies, Inc.+ ..........................           544         18,870
Sawtek, Inc.+ ........................................         2,000         35,625
SBS Technologies, Inc.+ ..............................           114          1,696
Sensormatic Electronics Corp.+ .......................           656         12,464
Silicon Image, Inc.+ .................................           322          1,187
Silicon Valley Group, Inc.+ ..........................           266          7,315
SIPEX Corp.+ .........................................           162          1,514
SonoSite, Inc.+ ......................................         1,203         13,609
Spectra-Physics Lasers, Inc.+ ........................            16            240
Standard Microsystems Corp.+ .........................           147          2,214
Stoneridge, Inc.+ ....................................           100            735
Superconductor Technologies, Inc.+ ...................            87            446
Supertex, Inc.+ ......................................            67            846
Therma-Wave, Inc.+ ...................................           354          4,469
Three-Five Systems, Inc.+ ............................         1,511         18,434
Trimble Navigation Ltd.+ .............................           204          3,863
Ultratech Stepper, Inc.+ .............................           187          4,605
Varian Semiconductor Equipment Associates, Inc.+ .....           309          9,869
Varian, Inc.+ ........................................           279          7,132
Veeco Instruments, Inc.+ .............................           200          8,312
Viasystems Group, Inc.+ ..............................           259            777
White Electronic Designs Corp.+ ......................           100            525
Woodhead Industries, Inc. ............................            41            715
Woodward Governor Co. ................................            81          4,161
X-Rite, Inc. .........................................           100            981
Zoran Corp.+ .........................................           161          2,465
Zygo Corp.+ ..........................................            98          1,856

INTERNET CONTENT -- 0.7%
24/7 Media, Inc.+ ....................................           137             47
Alloy Online, Inc.+ ..................................         1,200         10,500
Aperian, Inc.+ .......................................            60             75
Ask Jeeves, Inc.+ ....................................           130            142
barnesandnoble.com, Inc.+ ............................           224            273
Calico Commerce, Inc.+ ...............................           135             51
click2learn.com, Inc.+ ...............................            86            113
Convera Corp.+ .......................................            75            647
Critical Path, Inc.+ .................................           600          1,219
Digital Insight Corp.+ ...............................           232          2,668
Drugstore.com, Inc.+ .................................           172            161
e-MedSoft.com+ .......................................           184            123
eMerge Interactive, Inc., Class A+ ...................           800          2,950
Expedia, Inc., Class A+ ..............................           237          3,096
Frontline Capital Group+ .............................           155          1,579

----------------
178

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
GlobalNet Financial.com, Inc.+ .......................           116   $         83
GoTo.com, Inc.+ ......................................           181          1,420
GTECH Holdings Corp.+ ................................           315          8,584
High Speed Access Corp.+ .............................           255            383
Hollywood Media Corp.+ ...............................           100            444
HotJobs.com, Ltd.+ ...................................           100            506
iBEAM Broadcasting Corp.+ ............................            95             92
Internet Pictures Corp.+ .............................           349             55
Internet.com Corp.+ ..................................            56            203
iVillage, Inc.+ ......................................           184             92
Juno Online Services, Inc.+ ..........................           143            161
Jupiter Media Metrix, Inc.+ ..........................           945          3,071
Lante Corp.+ .........................................           100            150
Lifeminders, Inc.+ ...................................           141            123
Looksmart Ltd.+ ......................................           310            417
Mail.com, Inc. .......................................           218            150
Mediaplex, Inc.+ .....................................            93             55
Medicalogic/Medscape, Inc.+ ..........................           100            153
MP3.com, Inc.+ .......................................           278            608
Multex.com, Inc.+ ....................................         1,317         20,413
Mypoints.com, Inc.+ ..................................           131             82
NBC Internet, Inc., Class A+ .........................           303            436
Neoforma.com, Inc.+ ..................................           149            177
Net.Bank, Inc.+ ......................................           274          2,397
Net2Phone, Inc.+ .....................................            92            886
Netcentives, Inc.+ ...................................           190            190
Netobjects, Inc.+ ....................................           106             53
Network Commerce, Inc.+ ..............................           214             27
NetZero, Inc.+ .......................................           200            131
New Century Equity Holdings Corp.+ ...................           253            285
Niku Corp.+ ..........................................           192            516
On2.com, Inc.+ .......................................           177            108
Onvia.com, Inc.+ .....................................            89             65
PC-Tel, Inc.+ ........................................           152          1,140
Prodigy Communications Corp., Class A+ ...............            98            319
Purchasepro.com, Inc.+ ...............................           208          1,508
Rare Medium Group, Inc.+ .............................           218            375
Register.com, Inc.+ ..................................            23            144
RSA Security, Inc.+ ..................................           600         14,812
S1 Corp.+ ............................................         3,800         27,550
Saba Software, Inc.+ .................................           900          4,837
Sciquest.com, Inc.+ ..................................           142            124
Smartserv Online, Inc.+ ..............................            30            175
SportsLine.com, Inc.+ ................................           141            520
Stamps.com, Inc.+ ....................................           239            717
StarMedia Network, Inc.+ .............................           309            927
Student Advantage, Inc.+ .............................         4,700         10,722
Switchboard, Inc.+ ...................................            65            191
Travelocity.com, Inc.+ ...............................           133          1,970
Trizetto Group, Inc.+ ................................           121          1,686
U.S. Interactive, Inc.+# .............................           143              0
Ventro Corp.+ ........................................           176            132

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET CONTENT (CONTINUED)
VIA NET.WORKS, Inc.+ .................................            80   $        210
Viador, Inc.+ ........................................            90             39
Viant Corp.+ .........................................           213            533
Viewpoint Corp.+ .....................................           183            818

INTERNET SOFTWARE -- 0.7%
Accrue Software, Inc.+ ...............................           113             21
Agency.com, Inc.+ ....................................            64             88
AppliedTheory Corp.+ .................................            73             83
AremisSoft Corp.+ ....................................           164          2,132
Art Technology Group, Inc.+ ..........................           200          2,400
Be Free, Inc.+ .......................................           187            304
BEA Systems, Inc.+ ...................................         1,000         29,375
Caldera Systems, Inc.+ ...............................            55            110
Centillium Communications, Inc.+ .....................            28            684
Chordiant Software, Inc.+ ............................            56            224
Cyber-Care, Inc.+ ....................................           247            726
CyberSource Corp.+ ...................................           836          1,463
Data Return Corp.+ ...................................            50            150
Digital Impact, Inc.+ ................................            72             97
Digital Islands, Inc.+ ...............................           773          1,401
Digital River, Inc.+ .................................           165            794
DSL.Net, Inc.+ .......................................           313            303
eCollege.com, Inc.+ ..................................         1,800          5,400
eGain Communications Corp.+ ..........................           157            378
eSpeed, Inc., Class A+ ...............................            77          1,574
Extensity, Inc.+ .....................................            36            214
F5 Networks, Inc.+ ...................................           100            534
FirePond, Inc.+ ......................................            44            110
GlobalSCAPE, Inc.+# ..................................            11              0
Globix Corp.+ ........................................           278            843
GRIC Communications, Inc.+ ...........................            46             53
Ibasis, Inc.+ ........................................            80            245
Information Architects Corp.+ ........................           178            300
Interact Commerce Corp.+ .............................            66            776
Interliant, Inc.+ ....................................           337            442
InterWorld Corp.+ ....................................           124             35
Interwoven, Inc.+@ ...................................           577          5,806
IntraNet Solutions, Inc.+ ............................           154          3,686
Intraware, Inc.+ .....................................           108            128
ITXC Corp.+ ..........................................           117            669
Keynote Systems, Inc.+ ...............................           114          1,275
Lionbridge Technologies, Inc.+ .......................         1,600          4,900
Macromedia, Inc.+ ....................................             1             13
Matrixone, Inc.+ .....................................         1,543         26,327
National Information Consortium, Inc.+ ...............            73            253
Net Perceptions, Inc.+ ...............................           100             88
Netopia, Inc.+ .......................................           153            440
Open Market, Inc.+ ...................................           256            336
Openwave Systems, Inc.+ ..............................         1,000         19,840
Persistence Software, Inc.+ ..........................           100            100
Primus Knowledge Solutions, Inc.+ ....................           603          2,261
Retek, Inc.+ .........................................           496          9,331

----------------
180

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
INTERNET SOFTWARE (CONTINUED)
Rhythms NetConnections, Inc.+ ........................           435   $        190
Selectica, Inc.+ .....................................            22            114
Sequoia Software Corp.+ ..............................            48            268
SoftNet Systems, Inc.+ ...............................           215            323
Tumbleweed Communications Corp.+ .....................            63            122
Ulticom, Inc.+ .......................................           110          2,028
WatchGuard Technologies, Inc.+ .......................         1,678         13,844
WorldGate Communications, Inc.+ ......................           186            802
ZixIt Corp.+ .........................................           180          1,266

TELECOMMUNICATIONS -- 2.1%
Adelphia Business Solutions, Inc.+ ...................           326          1,548
Advanced Radio Telecom Corp.+# .......................           200             56
AirGate PCS, Inc.+ ...................................            77          2,897
Airnet Communications Corp.+ .........................            51            153
Alaska Communications Systems Group, Inc.+ ...........           100            559
Allen Telecom, Inc.+ .................................           360          4,644
Allied Riser Communications Corp.+ ...................           397            633
Amdocs Ltd.+ .........................................         1,230         58,917
Anaren Microwave, Inc.+ ..............................           173          2,173
Arch Wireless, Inc.+ .................................           349            218
Arguss Communications, Inc.+ .........................           100            590
ATSI Communications, Inc.+ ...........................           319            144
Avocent Corp.+@ ......................................           414          9,030
Aware, Inc.+ .........................................           800          7,700
Boston Communications Group, Inc.+ ...................           100            738
C-COR.net Corp.+ .....................................           250          1,672
Carrier Access Corp.+ ................................           101            530
Celeritek, Inc.+ .....................................            69            880
Choice One Communications, Inc.+ .....................            40            248
CIENA Corp.+ .........................................           800         33,400
Com21, Inc.+ .........................................           269            538
Comtech Telecommunications Corp.+ ....................         1,400         18,200
CT Communications, Inc. ..............................           100          1,275
CTC Communications Group, Inc.+ ......................           214          1,351
Deltathree, Inc.+ ....................................            88            110
e.spire Communications, Inc.+# .......................           419            144
Electric Lightwave, Inc., Class A+ ...................           100            209
General Communication, Inc., Class A+ ................           578          5,202
GoAmerica, Inc.+ .....................................            88            179
Golden Telecom, Inc.+ ................................            45            444
Hypercom Corp.+ ......................................           100            335
IDT Corp.+ ...........................................           172          3,483
Illuminet Holdings, Inc.+ ............................           859         17,663
IMPSAT Fiber Networks, Inc.+ .........................            57            242
Inter-Tel, Inc. ......................................           180          1,834
InterDigital Communications Corp.+ ...................           491          3,667
ITC DeltaCom, Inc.+ ..................................           479          2,814
Latitude Communications, Inc.+ .......................           142            566
LCC International, Inc., Class A+ ....................            84            420
Leap Wireless International, Inc.+ ...................           223          6,258
Lexent, Inc.+ ........................................           600          2,419
Lightbridge, Inc.+ ...................................         1,594         18,231

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
MCK Communications, Inc.+ ............................            91   $        196
Metricom, Inc.+ ......................................           123            254
Motient Corp.+ .......................................           380            499
Mpower Communications Corp.+ .........................         1,888          4,779
MRV Communications, Inc.+@ ...........................           533          3,714
Net2000 Communication, Inc.+ .........................           100            306
Network Plus Corp.+ ..................................           155            605
North Pittsburgh Systems, Inc. .......................           100          1,144
NTELOS, Inc. .........................................           151          2,907
Nucentrix Broadband Networks, Inc.+ ..................            32            396
Pac-West Telecomm, Inc.+ .............................            91            319
Plantronics, Inc.+ ...................................         6,682        118,739
Price Communications Corp.+ ..........................           479          8,244
Primus Telecommunications Group, Inc.+ ...............           383          1,269
Rural Celluar Corp., Class A+ ........................            65          1,751
Savvis Communications Corp.+ .........................            69             30
SBA Communcations Corp.+ .............................           201          3,178
Somera Communications, Inc.+ .........................           143            644
Sonus Networks, Inc.+ ................................           800         15,962
Spectralink Corp.+ ...................................           138          1,337
Stanford Microdevices, Inc.+ .........................            13             82
Symmetricom, Inc.+ ...................................           247          2,995
TALK.com, Inc.+ ......................................         3,746          8,428
Telaxis Communications Corp.+ ........................            39             57
Teligent, Inc., Class A+ .............................           358            213
Tut Systems, Inc.+ ...................................           170            529
U.S. Wireleless Corp.+ ...............................           525          1,542
Viasat, Inc.+ ........................................            75          1,134
Viatel, Inc.+ ........................................           478            269
Vyyo, Inc.+ ..........................................           126            256
Westell Technologies, Inc., Class A+ .................           344          1,161
World Access, Inc.+ ..................................           730            183
Z-Tel Technologies, Inc.+ ............................            72            261
                                                                       ------------
                                                                          3,206,853
                                                                       ------------
MATERIALS -- 4.6%
CHEMICALS -- 1.8%
A. Schulman, Inc. ....................................           200          2,388
Airgas, Inc.+ ........................................           352          2,774
Albemarle Corp. ......................................           210          4,715
AMCOL International Corp. ............................           240            960
Arch Chemicals, Inc. .................................           113          2,407
Cabot Microelectronics Corp.+ ........................           218          9,592
Cambrex Corp. ........................................           242         10,055
ChemFirst, Inc. ......................................           159          4,237
Crompton Corp. .......................................           926         10,371
Cytec Industries, Inc.+ ..............................           333         10,663
Ethyl Corp. ..........................................           600            900
Ferro Corp. ..........................................           288          5,855
General Cable Corp. ..................................           200          2,170
Georgia Gulf Corp. ...................................           289          5,031
Great Lakes Chemical Corp. ...........................           377         11,589

----------------
182

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
CHEMICALS (CONTINUED)
H.B. Fuller Co. ......................................           126   $      5,308
International Specialty Products, Inc.+ ..............           100            820
Lubrizol Corp. .......................................           446         13,514
MacDermid, Inc. ......................................           192          3,471
Millennium Chemicals, Inc. ...........................           639         10,460
NL Industries, Inc. ..................................           200          3,360
Olin Corp. ...........................................           331          6,749
OM Group, Inc. .......................................         2,870        152,828
Omnova Solutions, Inc. ...............................           200          1,328
PolyOne Corp. ........................................           870          7,917
RPM, Inc. ............................................           966          9,853
Scotts Co., Class A+ .................................           135          5,137
Solutia, Inc. ........................................           855         10,431
Spartech Corp. .......................................            88          1,421
Symyx Technologies, Inc.+ ............................           176          2,222
UniRoyal Technology Corp.+ ...........................           121            906
Valspar Corp. ........................................           316          9,066
W.R. Grace & Co.+ ....................................           651          1,497
Wellman, Inc. ........................................           360          6,930

FOREST PRODUCTS -- 1.0%
Buckeye Technologies, Inc.+ ..........................           262          3,013
Caraustar Industries, Inc. ...........................           200          1,606
Chesapeake Corp. .....................................           105          2,431
Deltic Timber Corp. ..................................           100          2,025
EarthShell Corp.+ ....................................           300            750
Gaylord Container Corp., Class A+ ....................           351            407
Georgia-Pacific Group ................................         3,500        102,900
Glatfelter (P.H.) Co. ................................           200          2,548
Greif Brothers Corp., Class A ........................            82          2,306
Ivex Packaging Corp.+ ................................           308          4,235
Longview Fibre Co. ...................................           525          6,825
Louisiana-Pacific Corp. ..............................           822          7,899
Packaging Corp. of America+ ..........................           295          3,894
Pactiv Corp.+ ........................................         1,406         17,027
Pope & Talbot, Inc. ..................................            50            620
Potlatch Corp. .......................................           263          8,403
Rayonier, Inc. .......................................           261         10,779
Rock-Tenn Co., Class A ...............................           100            800
Schweitzer-Mauduit International, Inc. ...............           169          2,983
Wausau-Mosinee Paper Corp. ...........................           606          7,878

METALS & MINERALS -- 1.8%
AK Steel Holding Corp. ...............................           852          8,563
Armstrong Holdings, Inc. .............................           528          2,138
Ball Corp. ...........................................           245         11,238
Barnes Group, Inc. ...................................           100          1,900
Bethlehem Steel Corp.+ ...............................           800          1,936
Brush Engineered Materials, Inc. .....................           100          1,865
Carpenter Technology Corp. ...........................           174          4,881
Centex Construction Products, Inc. ...................           114          3,203
Century Aluminum Co. .................................           100          1,600
Cleveland-Cliffs, Inc. ...............................           100          1,800

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
MATERIALS (CONTINUED)
METALS & MINERALS (CONTINUED)
Commercial Metals Co. ................................           100   $      2,510
CoorsTek, Inc.+ ......................................            48          1,323
Elcor Corp. ..........................................           155          2,167
Florida Rock Industries, Inc. ........................           152          5,998
Freeport-McMoRan Copper & Gold, Inc., Class B+ .......         1,061         13,846
Griffon Corp.+ .......................................           300          2,370
Hexcel Corp.+ ........................................           200          1,990
Kennametal, Inc. .....................................           304          8,360
Lennox International, Inc. ...........................           281          2,894
Lone Star Technologies, Inc.+ ........................           202          8,636
Maverick Tube Corp.+ .................................         2,277         46,906
Metals USA, Inc. .....................................           300            810
Minerals Technologies, Inc. ..........................           181          6,326
Mueller Industries, Inc.+ ............................           287          8,621
Myers Industries, Inc. ...............................           184          2,484
National Steel Corp., Class B ........................           123            284
Nortek, Inc.+ ........................................            37          1,012
North American Palladium Ltd.+ .......................         2,600         20,020
NS Group, Inc.+ ......................................            71            792
Owens Corning Co. ....................................           267            854
Penn Engineering & Manufacturing Corp. ...............            90          3,479
Quanex Corp. .........................................           100          1,795
Reliance Steel & Aluminum Co. ........................           150          3,518
RTI International Metals, Inc.+ ......................           203          2,730
Ryerson Tull, Inc. ...................................           129          1,296
Shaw Group, Inc.+ ....................................           288         13,452
Simpson Manufacturing Co., Inc.+ .....................            34          1,676
Southern Peru Copper Corp. ...........................           154          2,125
Steel Dynamics, Inc.+ ................................           311          3,460
Stillwater Mining Co.+ ...............................         4,168        112,744
Texas Industries, Inc. ...............................           194          5,632
Timken Co. ...........................................           426          6,667
Trex Co., Inc.+ ......................................            50          1,551
Universal Forest Products, Inc. ......................           100          1,513
Valmont Industries, Inc. .............................           147          2,490
Wolverine Tube, Inc.+ ................................            32            405
Worthington Industries, Inc. .........................           567          5,273
York International Corp. .............................           291          8,055
                                                                       ------------
                                                                            881,442
                                                                       ------------
REAL ESTATE -- 2.9%
REAL ESTATE COMPANIES -- 0.3%
Catellus Development Corp.+@ .........................         1,560         24,570
CB Richard Ellis, Inc.+ ..............................           100          1,502
Forest City Enterprises, Inc., Class A ...............           166          7,528
Jones Lang LaSalle, Inc.+ ............................           200          2,570
LNR Property Corp. ...................................           531         15,054
Tejon Ranch Co. ......................................           119          2,939
Trammell Crow Co.+ ...................................           200          2,380

----------------
184

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS -- 2.6%
Alexander's, Inc.+ ...................................             9   $        549
Alexandria Real Estate Equities, Inc. ................           100          3,775
American Industrial Properties REIT ..................           173          2,192
Amli Residential Properties Trust ....................           100          2,230
Arden Realty, Inc.@ ..................................           516         12,178
Bedford Property Investors, Inc. .....................           100          1,876
Boykin Lodging Co. ...................................           200          2,220
Brandywine Realty Trust ..............................           303          6,030
BRE Properties, Inc. .................................           397         11,509
Burnham Pacific Properties, Inc. .....................           108            517
Cabot Industrial Trust ...............................           403          7,818
Camden Property Trust ................................           340         11,305
Capital Automotive REIT ..............................           241          3,856
Capstead Mortgage Corp. ..............................           381          5,098
CBL & Associates Properties, Inc. ....................           202          5,373
CenterPoint Properties Corp. .........................           141          6,578
Charles E. Smith Residential Realty, Inc. ............           185          8,416
Chateau Communities, Inc. ............................           162          4,900
Chelsea Property Group, Inc. .........................           125          5,275
Colonial Properties Trust ............................           228          6,122
Commercial Net Lease Realty ..........................           345          4,071
Cornerstone Realty Income Trust ......................           200          2,116
Corrections Corp.of America+ .........................         1,063            850
Cousins Properties, Inc. .............................           304          7,603
Developers Diversified Realty Corp. ..................           398          5,851
EastGroup Properties, Inc. ...........................           289          6,806
Entertainment Properties Trust .......................           200          2,848
Equity Inns, Inc. ....................................           460          3,602
Essex Property Trust, Inc. ...........................           151          7,256
Federal Realty Investment Trust ......................           318          6,220
FelCor Lodging Trust, Inc. ...........................           383          8,790
First Industrial Realty Trust ........................           342         10,821
Franchise Finance Corp. of America ...................           522         13,008
Gables Residential Trust .............................           185          5,367
Glenborough Realty Trust, Inc. .......................           196          3,410
Glimcher Realty Trust ................................           200          3,022
Great Lakes REIT, Inc. ...............................           200          3,386
Health Care Property Investors, Inc. .................           372         12,618
Health Care REIT, Inc. ...............................           290          6,032
Healthcare Realty Trust, Inc. ........................         1,235         29,763
Highwoods Properties, Inc. ...........................           511         12,596
Home Properties of New York, Inc. ....................           272          7,752
Hospitality Properties Trust .........................           479         12,646
HRPT Properties Trust ................................         1,119          9,265
Innkeepers USA Trust .................................           400          4,480
IRT Property Co. .....................................           200          1,840
JDN Realty Corp. .....................................           200          2,262
JP Realty, Inc. ......................................           209          4,061
Kilroy Realty Corp. ..................................           206          5,523
Koger Equity, Inc. ...................................           200          2,800
LaSalle Hotel Properties .............................           100          1,619
Lexington Corp. Properties Trust .....................           100          1,290

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Macerich Co. .........................................           332   $      7,287
Manufactured Home Communities, Inc. ..................           127          3,429
Meditrust Corp.+ .....................................         1,294          5,279
Meristar Hospitality Corp. ...........................           344          6,880
Mid-America Apartment Communities, Inc. ..............            62          1,394
Mills Corp. ..........................................           133          2,778
National Golf Properties, Inc. .......................           140          3,466
National Health Investors, Inc. ......................           149          1,733
Nationwide Health Properties, Inc. ...................           353          5,892
New Plan Excel Realty Trust ..........................           727         11,632
Pacific Gulf Properties, Inc. ........................           115            650
Pan Pacific Retail Properties, Inc. ..................            65          1,440
Parkway Properties, Inc. .............................           100          2,870
Pennsylvania Real Estate Investment Trust ............           162          3,402
Prentiss Properties Trust ............................           300          7,395
Prime Group Realty Trust .............................            36            503
PS Business Parks, Inc. ..............................           184          4,996
Realty Income Corp. ..................................           200          5,300
Reckson Associates Realty Corp. ......................           485         10,815
Regency Centers Corp. ................................           232          5,800
RFS Hotel Investors, Inc. ............................           200          2,896
Saul Centers, Inc. ...................................           272          4,978
Shurgard Storage Centers, Inc., Class A ..............           217          5,729
SL Green Realty Corp. ................................           142          3,898
Sovran Self Storage, Inc. ............................           157          3,846
Storage USA, Inc. ....................................           200          6,516
Summit Properties, Inc. ..............................           236          5,782
Sun Communities, Inc. ................................           100          3,300
Tanger Factory Outlet Centers, Inc. ..................            89          1,838
Taubman Centers, Inc. ................................           300          3,615
Town & Country Trust .................................            31            591
United Dominion Realty Trust, Inc. ...................           937         11,900
Ventas, Inc. .........................................           590          5,015
Washington Real Estate Investment Trust ..............           300          7,002
Weingarten Realty Investors, Inc. ....................           205          8,671
Westfield America, Inc. ..............................           200          3,246
                                                                       ------------
                                                                            545,698
                                                                       ------------
UTILITIES -- 5.6%
ELECTRIC UTILITIES -- 3.2%
Advanced Lighting Technologies, Inc.+ ................            69            367
Avista Corp. .........................................           526          9,268
Black Hills Corp. ....................................           228         10,422
Calpine Corp.+ .......................................         2,100        115,647
CH Energy Group, Inc. ................................           115          5,089
Cleco Corp. ..........................................           202          9,181
Conectiv, Inc. .......................................           671         14,661
Constellation Energy Group, Inc. .....................         2,000         88,200
Dominion Resources, Inc. .............................         1,300         83,811
El Paso Electric Co.+ ................................           489          7,139
Empire District Electric Co. .........................           182          3,402
Energy East Corp. ....................................             1             17

----------------
186

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Hawaiian Electric Industries, Inc. ...................           222   $      8,203
IDACORP, Inc. ........................................           316         12,074
Integrated Electrical Services, Inc.+ ................           212          1,208
Kansas City Power & Light Co. ........................           486         11,956
Madison Gas & Electric Co. ...........................           186          4,348
Mirant Corp. .........................................         3,000        106,500
NRG Energy, Inc.+ ....................................           900         32,760
OGE Energy Corp. .....................................           618         14,208
Public Service Co. of New Mexico .....................           314          9,109
Research Frontiers, Inc.+ ............................            50            913
RGS Energy Group, Inc. ...............................           296         10,952
Sierra Pacific Resources Co. .........................           835         12,358
UIL Holding Corp. ....................................           100          4,750
UniSource Energy Corp. Holdings Co. ..................           304          6,384
Universal Display Corp.+ .............................            96            990
Western Resources, Inc. ..............................           637         15,192
WPS Resources Corp. ..................................           165          5,631

GAS & PIPELINE UTILITIES -- 2.3%
AGL Resources, Inc. ..................................           486         10,648
American Water Works, Inc.+ ..........................           900         29,025
Atmos Energy Corp. ...................................           290          6,902
Cadiz, Inc.+ .........................................           200          1,988
California Water Service Group .......................           100          2,860
Cascade Natural Gas Corp. ............................           159          3,236
Dynegy, Inc., Class A ................................         1,000         51,010
El Paso Corp. ........................................         1,300         84,890
Energen Corp. ........................................           247          8,719
Laclede Gas Co. ......................................           200          4,660
Louis Dreyfus Natural Gas Corp.+ .....................         2,872        106,264
MDU Resources Group, Inc. ............................           535         19,110
Midcoast Energy Resources, Inc. ......................           125          3,313
New Jersey Resources Corp. ...........................           178          7,325
Northwest Natural Gas Co. ............................           200          4,800
NorthWestern Corp. ...................................           173          4,239
NUI Corp. ............................................           152          4,104
ONEOK, Inc. ..........................................           250         10,222
Peoples Energy Corp. .................................           305         11,855
Philadelphia Suburban Corp. ..........................           361          8,505
Piedmont Natural Gas Co. .............................           241          8,555
SEMCO Energy, Inc. ...................................           200          2,840
SJW Corp. ............................................             3            239
South Jersey Industries, Inc. ........................           127          3,747
Southern Union Co.+ ..................................           237          4,977
Southwest Gas Corp. ..................................           256          5,338
Southwestern Energy Co. ..............................           200          1,980
TransMontaigne, Inc.+ ................................           100            355
UGI Corp. ............................................           207          5,069
Vectren Corp. ........................................           497         10,636
Western Gas Resources, Inc. ..........................           157          5,063
WGL Holdings, Inc. ...................................           408         11,281

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.1%
Commonwealth Telephone Enterprises, Inc.+ ............           138   $      4,761
Hickory Tech Corp. ...................................            62            922
Intermedia Communications, Inc.+ .....................           428          7,437
U.S. LEC Corp., Class A+ .............................            83            586
                                                                       ------------
                                                                          1,062,201
                                                                       ------------
TOTAL COMMON STOCK (cost $19,455,701).................                   16,807,468
                                                                       ------------

PREFERRED STOCK -- 0.0%
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.0%
HOUSING -- 0.0%
O'Sullivan Industries Holdings, Inc. 12.00%...........           183             51
REAL ESTATE -- 0.0%
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
Corrections Corp.of America 12.00%(2).................            10             94
                                                                       ------------
TOTAL PREFERRED STOCK (cost $418).....................                          145
                                                                       ------------

OPTIONS -- 0.0%+
                                                          CONTRACTS
------------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
Morgan Stanley High Tech Index $700 expires 4/01#
 (cost $47,247).......................................             6              0
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $19,503,366) .......                   16,807,613
                                                                       ------------

SHORT-TERM SECURITIES -- 0.2%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.2%
United States Treasury Bills 5.13% due 4/19/01@ (cost
 $44,885).............................................  $     45,000         44,885
                                                                       ------------

REPURCHASE AGREEMENTS -- 14.6%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 14.6%
Agreement with State Street Bank & Trust Co., bearing
 interest at 3.75%, dated 3/30/01, to be repurchased
 4/02/01 in the amount of $117,037, and collateralized
 by $80,000 of U.S. Treasury Bonds, bearing interest
 at 11.25%, due 2/15/15, and having an approximate
 value of $125,819....................................       117,000        117,000

Agreement with State Street Bank & Trust Co., bearing
 interest at 3.75%, dated 3/30/01, to be repurchased
 4/02/01 in the amount of $249,078, and collateralized
 by $240,000 of U.S. Treasury Notes, bearing interest
 at 6.00%, due 8/15/09, and having an approximate
 value of $256,636....................................       249,000        249,000

State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................     1,436,000      1,436,000

----------------
188

REPURCHASE AGREEMENTS (CONTINUED)                         PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3).............................................  $  1,000,000   $  1,000,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $2,802,000).........                    2,802,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $22,350,251)                                      102.4%         19,654,498
Liabilities in excess of other assets --                  (2.4)            (465,715)
                                                          ----          -----------
NET ASSETS --                                             100.0%        $19,188,783
                                                          ====          ===========

-------------
ADR -- American Depository Receipt
+  Non-income producing security
# Fair valued security; See Note 2
(1) Security represents an investment in an affiliated company; See Note 8
(2) PIK -- ("Payment in Kind") payment made with additional securities in lieu of cash
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
--------------------------------------------------------------------------------------------------------------------
      NUMBER OF                                                            VALUE AT     VALUE AS OF      UNREALIZED
      CONTRACTS         DESCRIPTION                     EXPIRATION DATE   TRADE DATE   MARCH 31, 2001   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------

       3 Long           Standard & Poors 500 Index       June 2001         $175,668       $175,380         $(288)
                                                                                                           =====

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
INTERNATIONAL
EQUITY PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 91.3%
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
AUSTRALIA -- 2.2%
Amcor Ltd. (Finance)+ ......................................             646   $     1,767
AMP Ltd. (Finance)+ ........................................             865         8,478
Australian Gas Light Co., Ltd. (Utilities)+ ................             372         1,933
Brambles Industries Ltd. (Industrial & Commercial) .........           1,052        22,533
Broken Hill Proprietary Co., Ltd. (Materials) ..............           5,852        56,013
Coca-Cola Amatil Ltd. (Consumer Staples) ...................           1,065         2,444
Coles Myer Ltd. (Consumer Discretionary) ...................           1,066         3,290
Commonwealth Bank of Australia (Finance) ...................           1,257        17,556
CSR Ltd. (Materials) .......................................           1,274         3,241
Foster's Brewing Group Ltd. (Consumer Staples)+ ............           1,323         3,327
General Property Trust (Real Estate) .......................           1,914         2,449
Johnson Electric Holdings Ltd. (Utilities) .................           4,000         6,333
Lend Lease Corp., Ltd. (Finance) ...........................             470         2,881
National Australia Bank Ltd. (Finance) .....................           1,041        14,539
News Corp., Ltd. (Information & Entertainment) .............           1,309         9,928
Novogen Ltd. (Healthcare)+ .................................         105,000       147,677
Onesteel (Materials) .......................................             343           145
Paperlink (Information Technology) .........................             215           394
Rio Tinto Ltd. (Materials) .................................             323         5,119
TABCORP Holdings Ltd. (Information & Entertainment) ........           3,041        13,758
Telstra Corp., Ltd. (Information Technology) ...............           7,210        22,605
Westpac Banking Corp., Ltd. (Finance) ......................           1,599         9,878
WMC Ltd. (Materials) .......................................           1,073         4,208
Woolworths Ltd. (Consumer Discretionary) ...................          10,896        44,165
                                                                               -----------
                                                                                   404,661
                                                                               -----------
AUSTRIA -- 0.0%
Generali Holding Vienna AG (Finance) .......................              10         1,759
Oesterreichische ElektrizitIrtschafts AG, Class A
 (Utilities) ...............................................              20         2,189
                                                                               -----------
                                                                                     3,948
                                                                               -----------
BELGIUM -- 0.3%
Delhaize "Le-Lion" SA (Consumer Discretionary)+ ............              43         2,255
Electrabel SA (Utilities) ..................................              38         8,190
Fortis (B) (Finance) .......................................             498        13,033
Groupe Bruxelles Lambert SA (Industrial & Commercial) ......              16         4,292
Kredietbank NV (Finance) ...................................             208         8,100
Petrofina SA (Energy) ......................................               1           519
Solvay SA (Materials) ......................................              67         3,427
Suez Lyonn Eaux (Industrial & Commercial) ..................              57         8,479
Suez Lyonnaise des Eaux SA (Industrial & Commercial)+ ......              57             1
Total Fina ELF SA (Energy) .................................              72             1
UCB SA (Healthcare) ........................................             110         3,555
                                                                               -----------
                                                                                    51,852
                                                                               -----------

----------------
190

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
CANADA -- 2.4%
Ballard Power Systems, Inc. (Energy)+ ......................           4,300   $   171,226
Burntsand, Inc. (Information Technology)+ ..................          70,000       137,594
Itemus, Inc. (Finance) .....................................          64,800        20,133
Turbo Genset, Inc. (Industrial & Commercial)+ ..............          21,904       104,770
                                                                               -----------
                                                                                   433,723
                                                                               -----------
DENMARK -- 0.2%
D/S 1912 (Industrial & Commercial) .........................               1         8,427
D/S Svendborg (Industrial & Commercial) ....................               1        11,314
Danisco A/S (Consumer Staples) .............................              48         1,414
Novo Nordisk A/S Class B (Healthcare) ......................              54        10,947
Novozymes A/S Class B (Healthcare) .........................              54         1,101
Tele Danmark A/S (Utilities) ...............................             152         5,312
                                                                               -----------
                                                                                    38,515
                                                                               -----------
FINLAND -- 1.1%
Nokia Corp. (Information Technology) .......................           7,439       178,065
Sampo Insurance Co., Ltd., Class A (Finance) ...............             100         4,750
Sonera Oyj (Utilities) .....................................             968         6,983
TietoEnator Oyj (Information Technology) ...................             100         2,419
UPM-Kymmene Oyj (Materials) ................................             300         8,445
                                                                               -----------
                                                                                   200,662
                                                                               -----------
FRANCE -- 10.3%
Accor SA (Information & Entertainment) .....................             150         5,615
Alcatel (Information Technology) ...........................           7,487       225,581
AXA SA de CV (Finance) .....................................             936       103,666
Banque Nationale de Paris (Finance) ........................             305        25,570
Bouygues SA (Industrial & Commercial)+ .....................             448        14,976
Cap Gemini SA (Industrial & Commercial) ....................           1,329       151,986
Carrefour SA (Consumer Discretionary) ......................             468        25,443
Castorama Dubois (Consumer Discretionary) ..................             121        26,313
Compagnie de Saint-Gobain (Finance) ........................              69         9,924
Danone (Consumer Staples) ..................................             108        13,662
Establissements Economiques du Casino Guichard-Perrachon SA
 (Real Estate) .............................................              60         5,218
France Telecom SA (Information Technology)@ ................           1,361        79,439
Guillemot Corp. (Information Technology)+ ..................           5,500       154,827
Havas Advertising (Information & Entertainment) ............           2,530        30,402
L'Air Liquide SA (Industrial & Commercial) .................             504        70,673
L'Oreal SA (Consumer Staples) ..............................             642        43,431
Lafarge SA (Materials) .....................................             801        70,464
LVMH (Consumer Staples)+ ...................................             516        25,874
Michelin, Class B (Consumer Discretionary) .................             124         4,024
Pernod-Ricard SA (Consumer Staples) ........................              51         3,403
Peugeot SA (Consumer Discretionary) ........................              41        10,351
Pinault-Printemps-Redoute SA (Consumer Discretionary) ......              85        14,581
Rhone-Poulenc SA (Materials)+ ..............................           1,297       100,291
Sanofi-Synthelabo SA (Healthcare)+ .........................             495        27,521
Schneider Electric SA (Industrial & Commercial) ............           1,087        63,111
Societe Generale, Class A (Finance) ........................             300        18,474
Sodexho Alliance SA (Industrial & Commercial) ..............              96         4,725

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
FRANCE (CONTINUED)
STMicroelectronics (Information Technology) ................             706   $    24,532
Suez Lyonnaise des Eaux SA (Industrial & Commercial)+ ......             188        27,619
Thomson CSF (Industrial & Commercial)+ .....................             143         5,994
Total Fina (Energy) ........................................              72         9,798
Total Fina SA, Class B (Energy)@ ...........................             928       125,312
UBI Soft Entertainment SA (Information Technology)+ ........           5,250       163,908
Valeo SA (Consumer Discretionary) ..........................              60         2,708
Vivendi Environnement (Utilities)+ .........................             947        41,362
Vivendi Universal (Utilities) ..............................           1,278        77,405
Vivendi Universal ADR (Information & Entertainment) ........           1,060        64,289
                                                                               -----------
                                                                                 1,872,472
                                                                               -----------
GERMANY -- 6.1%
Allianz AG (Finance) .......................................             370       106,435
BASF AG (Materials) ........................................             450        17,917
Bayer AG (Materials) .......................................             700        29,644
Bayerische Motoren Werke AG (Consumer Discretionary) .......           2,362        71,831
Beiersdorf AG (Consumer Staples) ...........................             100        10,556
CeWe Color Holdings AG (Information & Entertainment) .......           9,500       156,697
DaimlerChrysler AG (Consumer Discretionary) ................             900        40,101
Deutsche Bank AG (Finance)+ ................................             594        45,148
Deutsche Lufthansa AG (Information Technology) .............             300         5,542
Deutsche Telekom AG (Utilities) ............................           4,025        94,716
Dresdner Bank AG (Finance) .................................             300        13,562
HypoVereinsbank (Finance) ..................................             490        26,380
Infineon Technologies Ag (Information Technology) ..........             903        33,761
Merck KGAA (Healthcare) ....................................             150         5,740
Metro AG (Consumer Discretionary) ..........................             200         8,501
Muenchener Rueckversicherungs AG (Finance) .................             288        84,950
RWE AG (Utilities) .........................................             600        21,482
SAP AG (Information Technology) ............................           1,500       170,882
Schering AG (Healthcare) ...................................             150         7,264
Siemens AG (Industrial & Commercial) .......................             794        80,745
Thyssen Krupp AG (Industrial & Commercial) .................           1,000        14,506
VEBA AG (Utilities) ........................................             670        31,680
Volkswagen AG (Consumer Discretionary) .....................             250        11,421
                                                                               -----------
                                                                                 1,089,461
                                                                               -----------
HONG KONG -- 1.6%
CLP Holdings Ltd. (Utilities) ..............................           2,000        10,590
Giordano International Ltd. (Consumer Discretionary) .......          30,000        14,712
Hang Seng Bank Ltd. (Finance) ..............................           5,100        59,336
Henderson Land Development Co., Ltd. (Real Estate) .........           2,000        10,205
Hong Kong & China Gas Co., Ltd. (Utilities)+ ...............           3,630         4,933
Hutchison Whampoa Ltd. (Industrial & Commercial) ...........           5,700        59,740
Li & Fung (Industrial & Commercial) ........................          26,000        40,166
New World Development Co., Ltd. (Finance) ..................           2,078         2,677
Pacific Century Insurance Holdings, Ltd. (Finance)+ ........           9,619         3,823
Pacific Dunlop Ltd. (Consumer Discretionary) ...............           1,412           869
Sun Hung Kai Properties Ltd. (Finance) .....................           4,000        38,077
Swire Pacific Ltd., Class A (Industrial & Commercial) ......           5,500        33,775

----------------
192

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
HONG KONG (CONTINUED)
Wharf Holdings Ltd. (Industrial & Commercial) ..............           2,000   $     5,231
                                                                               -----------
                                                                                   284,134
                                                                               -----------
IRELAND -- 0.4%
Allied Irish Banks PLC (Finance) ...........................             644         6,504
Bank of Ireland (Finance) ..................................           5,517        45,754
CRH (Consumer Discretionary)+ ..............................              75         1,148
CRH PLC GDR (Consumer Discretionary) .......................             300         4,592
Elan Corp. PLC (Healthcare)+ ...............................             193        10,357
Irish Life & Permanent, PLC (Finance) ......................             168         1,833
Kerry Group, Class A (Consumer Staples)+ ...................             159         1,734
                                                                               -----------
                                                                                    71,922
                                                                               -----------
ITALY -- 2.8%
Alitalia SpA (Industrial & Commercial) .....................           1,565         2,217
Assicurazione Generali SpA (Finance)+ ......................           1,005        31,651
Banca Intesa SpA (Finance) .................................           5,145        19,643
Beni Stabili SpA (Real Estate)+ ............................           1,093           518
Enel SpA (Utilities) .......................................           6,789        22,098
ENI SpA (Energy) ...........................................           7,198        46,857
Fiat SpA (Consumer Discretionary) ..........................             326         6,897
Italgas SpA (Utilities) ....................................             424         3,681
Mediaset SpA (Information & Entertainment)+ ................           1,036         9,542
Pirelli SpA (Industrial & Commercial) ......................           2,215         7,288
Riunione Adriatica de Sicur Ras SpA (Finance) ..............             635         7,765
San Paolo-IMI SpA (Finance) ................................           5,897        79,318
Seat Pagine Gialle SpA (Information & Entertainment) .......             149           178
Telecom Italia Mobile SpA (Utilities)@ .....................          11,637        78,211
Telecom Italia SpA (Utilities) .............................          11,002       110,335
Unicredito Italiano SpA (Finance) ..........................          18,466        79,598
                                                                               -----------
                                                                                   505,797
                                                                               -----------
JAPAN -- 24.1%
Acom Co., Ltd. (Finance) ...................................             200        16,141
Advantest Corp. (Information Technology)+ ..................             300        29,780
Ajinomoto Co., Inc. (Consumer Staples)+ ....................           1,000        10,413
Asahi Bank Ltd. (Finance) ..................................           3,000         7,576
Asahi Breweries Ltd. (Consumer Staples)+ ...................           1,000         9,520
Asahi Chemical Industry Co., Inc. (Materials)+ .............          39,000       169,025
Asahi Glass Co., Ltd. (Materials)+ .........................           3,000        21,032
Avex, Inc. (Information & Entertainment) ...................           1,500        98,590
Bank of Tokyo-Mitsubishi Ltd. (Finance)+ ...................           6,000        53,633
Banyu Pharmaceutical Co., Ltd. (Healthcare) ................           1,000        18,523
Bridgestone Corp. (Consumer Discretionary)+ ................           1,000        10,134
Canon, Inc. (Information & Entertainment) ..................           3,000       108,748
Central Japan Railway, Co. (Industrial & Commercial) .......               2        12,301
Chiba Bank Ltd. (Finance) ..................................           6,000        20,363
Circle K Japan Co., Ltd. (Consumer Discretionary)+ .........           1,100        31,549
Colin Corp. (Healthcare) ...................................             870        68,064
Dai Nippon Printing Co., Ltd. (Industrial & Commercial) ....           1,000        11,950
Daiwa House Industry Co., Ltd. (Consumer Discretionary)+ ...           1,000         6,461

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Daiwa Securities Co., Ltd. (Finance) .......................           3,000   $    28,370
Denso Corp. (Consumer Discretionary)+ ......................           1,000        19,120
East Japan Railway Co. (Industrial & Commercial) ...........               3        16,085
Ebara Corp. (Industrial & Commercial) ......................           1,000         8,668
Fanuc Ltd. (Information Technology) ........................             700        39,428
Fuji Photo Film Co., Ltd. (Information & Entertainment) ....           3,000       110,899
Fujitsu Ltd. (Information Technology) ......................           2,000        26,609
Hitachi Ltd. (Industrial & Commercial) .....................           3,000        25,645
Honda Motor Co., Ltd. (Consumer Discretionary) .............           2,000        81,581
HONDA TSUSHIN KOGYO Co., Ltd. (Information Technology) .....           2,750        41,627
Hoya Corp. (Information Technology) ........................             100         6,501
Japan Airlines Co., Ltd. (Information & Entertainment) .....           2,000         7,553
Japan Asia Investment Co., Ltd. (Finance) ..................          16,200        39,751
Japan Tobacco, Inc. (Consumer Staples) .....................               2        13,193
Jusco Co., Ltd. (Consumer Discretionary) ...................           1,000        20,554
Kaneka Corp. (Materials) ...................................           1,000         7,911
Kansai Electric Power Co., Inc. (Utilities) ................             900        13,093
KAO Corp. (Consumer Staples) ...............................           4,000       100,701
Katokichi Co., Ltd. (Consumer Staples) .....................           7,900       176,856
Kinki Nippon Railway Co., Ltd. (Industrial & Commercial) ...           2,060         7,566
Kirin Brewery Co., Ltd. (Consumer Staples) .................           6,000        54,541
Konami Co. (Information Technology) ........................             200         9,417
Konica Corp. (Information & Entertainment) .................           1,000         6,134
Kubota Corp. (Industrial & Commercial) .....................           2,000         6,421
KYOCERA Corp. ADR (Information Technology)+ ................             200        18,148
Marui Co., Ltd. (Consumer Discretionary) ...................           1,000        13,783
Matsushita Electric Industrial Co., Ltd. (Information
 Technology)+ ..............................................           2,000        36,090
Minebea Co., Ltd. (Industrial & Commercial) ................           3,000        21,295
Mitsubishi Corp. (Industrial & Commercial)+ ................           2,000        13,273
Mitsubishi Electric Corp. (Industrial & Commercial) ........           2,000        11,313
Mitsubishi Estate Co., Ltd. (Real Estate)+ .................           1,000         9,242
Mitsubishi Heavy Industries, Ltd. (Industrial &
 Commercial) ...............................................           3,000        11,018
Mitsubishi Trust & Banking Corp. (Finance)+ ................           2,000        11,934
Mitsui & Co. (Industrial & Commercial) .....................           2,000        10,644
Mitsui Fudosan Co., Ltd. (Real Estate)+ ....................           1,000         9,616
Mitsui Marine & Fire Insurance Co., Ltd. (Finance)+ ........           7,000        37,978
Mizuho Holdings, Inc. (Finance)+ ...........................              21       117,949
Murata Manufacturing Co., Ltd. (Information Technology) ....             700        58,054
NEC Corp. (Industrial & Commercial)+ .......................           3,000        47,754
NGK Insulators, Ltd. (Industrial & Commercial) .............           4,000        44,614
Nintendo Co., Ltd. (Information Technology) ................             200        32,680
Nippon Express Co., Ltd. (Industrial & Commercial) .........           2,000         8,429
Nippon Oil Co., Ltd. (Energy) ..............................           2,000         9,959
Nippon Steel Corp. (Materials) .............................           7,000        11,600
Nippon Yusen Kabushiki Kaish (Industrial & Commercial)+ ....           2,000         7,807
Nissan Motor Co., Ltd. (Consumer Discretionary) ............           4,000        25,175
Nomura Securities Co., Ltd. (Finance) ......................          11,800       211,520
NTT DoCoMo, Inc. (Information Technology) ..................              21       133,843
Omron Corp. (Information Technology) .......................           6,100       102,784
Orix Corp. (Finance)+ ......................................             100         8,381
Paramount Bed Co. (Healthcare) .............................           4,900       134,680
Park24 Co., Ltd. (Industrial & Commercial)+ ................           2,300       151,171
Ricoh Co., Ltd. (Information Technology) ...................           2,000        36,170

----------------
194

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
Rohm Co., Ltd. (Information Technology) ....................             400   $    66,922
Sakura Bank Ltd. (Finance)+ ................................           6,000        27,486
Sankyo Co., Ltd. (Healthcare) ..............................           1,000        19,559
Sanwa Bank Ltd. (Finance) ..................................           2,000        10,899
Sanyo Electric Co., Ltd. (Information Technology)+ .........           8,000        48,693
Secom Co., Ltd. (Industrial & Commercial) ..................           1,500        84,847
Sekisui House Ltd. (Consumer Discretionary) ................           1,000         8,039
Sharp Corp. (Information Technology)+ ......................           4,000        50,860
Shin-Etsu Chemical Co., Ltd. (Materials) ...................           2,000        68,515
Shiseido Co., Ltd. (Consumer Staples) ......................           1,000         9,887
Shizuoka Bank Ltd. (Finance) ...............................           1,000         7,784
Skylark Co., Ltd. (Information & Entertainment) ............           1,000        30,274
SMC Corp. (Consumer Discretionary)+ ........................             400        46,845
Softbank Corp. (Information Technology)+ ...................             200         7,489
SONY CORP. (Information & Entertainment)+ ..................           1,300        92,177
Sumitomo Bank Ltd. (Finance)+ ..............................           3,000        26,769
Sumitomo Chemical Co., Ltd. (Materials) ....................           2,000         9,672
Sumitomo Corp. (Industrial & Commercial) ...................           9,000        56,716
Sumitomo Electric Industries, Ltd. (Industrial &
 Commercial) ...............................................           1,000        11,512
Sumitomo Marine & Fire Insurance Co., Ltd. (Finance) .......           1,000         6,031
Takashimaya Co. (Consumer Discretionary) ...................           1,000         7,314
Takeda Chemical Industries, Ltd. (Healthcare) ..............           2,000        96,399
Takefuji Corp. (Finance)+ ..................................           1,000        75,844
The Furukawa Electric Co., Ltd. (Information
 Technology)+ ..............................................           1,000        10,357
Tohoku Electric Power Co., Inc. (Utilities) ................             600         7,825
Tokio Marine & Fire Insurance Co., Ltd. (Finance)+ .........           2,000        19,965
Tokyo Electric Power Co., Inc. (Utilities) .................           3,700        82,242
Tokyo Electron Ltd. (Information Technology) ...............             200        13,193
Toppan Forms Co., Ltd (Industrial & Commercial) ............           2,100        31,369
Toppan Printing Co., Ltd. (Industrial & Commercial) ........           1,000         7,505
Toray Industries, Inc. (Materials) .........................           2,000         8,047
Toshiba Corp. (Information Technology) .....................           3,000        17,495
Toto Ltd. (Consumer Discretionary) .........................           1,000         6,461
Toyoda Gosei Co., Ltd. (Consumer Discretionary) ............           6,998       128,787
Toyota Motor Corp. (Consumer Discretionary) ................           5,300       183,676
Yamanouchi Pharmaceutical Co., Ltd. (Healthcare) ...........           1,000        34,417
                                                                               -----------
                                                                                 4,340,803
                                                                               -----------
KOREA -- 0.0%
Electrolux AB (Consumer Discretionary) .....................             300         3,960
                                                                               -----------
NETHERLANDS -- 5.4%
ABN Amro Holdings NV (Finance) .............................           1,469        26,789
Aegon NV (Finance) .........................................           2,827        82,963
Akzo Nobel NV (Healthcare) .................................             340        14,046
ASM Lithography Holdings NV (Information Technology)+ ......           1,878        41,632
Elsevier NV (Information & Entertainment) ..................             486         6,268
Getronics NV (Information Technology)+ .....................          30,000       127,468
Heineken NV (Consumer Staples) .............................             342        17,841
ING Groep NV (Finance) .....................................           2,494       162,354
Kon KPN NV (Utilities) .....................................           4,213        40,990
Koninklijke (Royal) Philips Electronics NV (Information
 Technology)+ ..............................................           3,325        90,968

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
Koninklijke Ahold NV (Consumer Discretionary) ..............             441   $    13,648
Norsk Hydro ASA (Materials) ................................             200         8,176
Orkla ASA (Consumer Staples) ...............................             171         3,000
Royal Dutch Petroleum Co. (Energy)@ ........................           4,722       261,657
Storebrand ASA (Finance) ...................................             300         1,771
TNT Post Group NV (Industrial & Commercial) ................             371         7,735
Unilever NV (Consumer Staples) .............................             393        20,778
VNU NV (Information & Entertainment) .......................             909        33,465
Wolters Kluwer NV (Information & Entertainment) ............             158         3,960
                                                                               -----------
                                                                                   965,509
                                                                               -----------
NEW ZEALAND -- 0.0%
Telecom Corp. of New Zealand Ltd. ADR (Information
 Technology) ...............................................           1,321         3,074
                                                                               -----------
PORTUGAL -- 0.4%
Banco Comercial Portugues SA (Finance) .....................           1,000         4,539
Banco Espirito Santo SA (Finance) ..........................             163         2,409
Bco Com Portugues (Finance) ................................              80           363
Brisa-Auto Estradas (Industrial & Commercial) ..............             500         4,649
Elec De Portugal (Industrial & Commercial) .................          14,698        38,790
Jeronimo Martins SGPS SA (Consumer Discretionary) ..........             100           713
Portugal Telecom AG (Utilities) ............................           1,265        10,794
                                                                               -----------
                                                                                    62,257
                                                                               -----------
SINGAPORE -- 1.1%
Banco Bilbao Vizcaya SA (Finance)+ .........................           2,829        38,450
City Developments Ltd. (Real Estate) .......................           4,000        13,078
DBS Group Holdings Ltd. ADR (Finance) ......................           3,326        30,044
Endesa SA (Utilities) ......................................           1,031        16,978
Iberdrola SA (Energy) ......................................             653         9,237
Keppel Corp., Ltd. (Industrial & Commercial) ...............           1,000         1,718
Overseas Chinese Bank Corp., Ltd. (Finance) ................           1,050         6,808
Sembcorp Industries Ltd. (Industrial & Commercial) .........           2,000         1,807
Singapore Airlines Ltd. (Industrial & Commercial) ..........           1,000         7,537
Singapore Technologies Engineering Ltd. (Industrial &
 Commercial) ...............................................          28,000        40,964
Singapore Telecommunications Ltd. (Information
 Technology) ...............................................           5,000         5,265
Tabacalera SA (Consumer Staples)+ ..........................           1,963        24,176
                                                                               -----------
                                                                                   196,062
                                                                               -----------
SPAIN -- 1.7%
Acerinox SA (Materials)+ ...................................           1,369        42,031
Aguas De Barcelona (Consumer Staples) ......................             133         1,843
Aguas De Barcelona New (Consumer Staples)+ .................               1            13
Autopistas, Concesionaria Espanola SA (Industrial &
 Commercial)+ ..............................................             215         2,118
Banco Santander Central Hispano SA (Finance) ...............          10,160        92,506
Fomento de Construcciones y Contratas AS (Industrial &
 Commercial) ...............................................             106         2,145
Gas Natural SDG SA (Utilities) .............................             300         4,750
Grupo Dragados SA (Industrial & Commercial)+ ...............             183         2,268
Repsol-YPF SA (Energy) .....................................           1,153        20,357
Telefonica SA (Utilities)+ .................................           8,792       140,765
TelePizza SA (Information & Entertainment)+ ................             227           529

----------------
196

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
SPAIN (CONTINUED)
Union Electrica Fenosa SA (Utilities) ......................             249   $     4,543
                                                                               -----------
                                                                                   313,868
                                                                               -----------
SWEDEN -- 2.1%
Assa Abloy (Industrial & Commercial) .......................             400         5,396
Hennes & Mauritz AB (Consumer Discretionary) ...............             800        11,254
Investor AB+ (Finance) .....................................           3,551        42,940
NetCom AB, Series B (Utilities)+ ...........................             100         3,083
Nordbanken AB (Finance) ....................................          10,139        61,546
Sandvik AB (Industrial & Commercial) .......................             300         5,463
Securitas AB, Class B (Industrial & Commercial) ............           3,813        63,559
Skandia Forsakrings AB (Finance) ...........................           5,925        52,808
Skandinaviska Enskilda Banken, Class A (Finance) ...........             600         5,319
Svenska Cellulosa AB (Materials) ...........................             233         4,759
Svenska Handelsbanken AB (Finance) .........................             300         4,293
Telefonaktiebolaget LM Ericsson AB, Series B (Information
 Technology) ...............................................          18,516       100,800
Telia AB (Information Technology) ..........................           1,800         9,973
Volvo AB, Class B (Consumer Discretionary) .................             270         4,201
                                                                               -----------
                                                                                   375,394
                                                                               -----------
SWITZERLAND -- 5.4%
Abb Ltd. (Industrial & Commercial) .........................             300        21,784
Adecco SA (Industrial & Commercial) ........................              66        34,536
Credit Suisse Group (Finance) ..............................             711       125,175
Givaudan AG (Consumer Staples)+ ............................               6         1,514
Holderbank Financiere Glarus AG (Materials) ................              10        10,085
Nestle SA (Consumer Staples)@ ..............................             108       225,118
Novartis AG (Healthcare)@ ..................................             105       163,922
Roche Holdings AG -- Bearer (Healthcare) ...................               1         7,826
Roche Holdings AG -- Genuss (Healthcare)@ ..................              18       129,664
Schweizerische Rueckversicherungs-Gesellschaft (Finance) ...              42        84,472
Swisscom AG (Information Technology) .......................              50        11,238
Syngenta AG (Materials) ....................................              73         3,744
UBS AG (Finance)+ ..........................................             798       114,739
Zurich Financial Services AG (Finance) .....................             118        38,761
                                                                               -----------
                                                                                   972,578
                                                                               -----------
UNITED KINGDOM -- 23.7%
3I Group (Industrial & Commercial) .........................             765        12,181
Abbey National PLC (Finance) ...............................           1,164        18,567
Amvescap PLC (Finance) .....................................           2,352        34,212
Ashtead Group PLC (Finance) ................................         102,500       147,712
AstraZeneca Group PLC (Healthcare) .........................           2,206       104,961
BAA PLC (Information & Entertainment) ......................           1,098         9,700
Barclays PLC (Finance) .....................................           3,942       122,790
Bass PLC (Consumer Staples) ................................             807         7,902
BG Group PLC (Utilities)+ ..................................           2,911        11,360
Blue Circle Industries (Industrial & Commercial)+ ..........           1,249         8,525
BOC Group PLC (Materials) ..................................             622         8,456
Boots Co. PLC (Consumer Discretionary) .....................             874         7,777
BP Amoco PLC (Energy)@ .....................................          32,093       277,469

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
British Aerospace PLC (Industrial & Commercial)+ ...........           2,769   $    12,339
British Airways PLC (Industrial & Commercial) ..............           1,719         7,684
British American Tobacco PLC (Consumer Staples) ............           5,471        40,295
British Sky Broadcasting Group PLC (Information &
 Entertainment) ............................................           1,662        19,576
British Telecommunications PLC (Information Technology) ....          15,926       115,263
Cable & Wireless PLC (Information Technology) ..............              15           101
Cadbury Schweppes PLC (Consumer Staples) ...................           1,887        12,050
Capita Group PLC (Industrial & Commercial) .................           1,173         7,957
Carlton Communications PLC (Information & Entertainment) ...             552         3,071
Centrica PLC (Utilities) ...................................           4,524        15,215
CGU PLC (Finance) ..........................................           2,146        29,525
CMG PLC (Information Technology) ...........................             916         7,793
Compass Group PLC (Information & Entertainment)+ ...........           2,018        14,376
DBS Management (Finance) ...................................          36,139        31,412
Diageo PLC (Consumer Staples)+ .............................          16,334       163,880
Dixons Group PLC (Information Technology) ..................           1,358         5,362
Elan Corp. PLC ADR (Healthcare)+............................             600        31,350
First Technology PLC (Consumer Discretionary) ..............          27,000       147,994
Gameplay.com PLC (Information Technology)+ .................          80,000        29,517
GKN PLC (Information Technology) ...........................             794         8,141
Glaxo Wellcome PLC ADR (Healthcare) ........................             960        50,208
GlaxoSmithKline PLC (Healthcare)+ ..........................          11,850       309,589
Granada Compass PLC (Information & Entertainment)+ .........           2,018         4,961
Great Universal Stores PLC (Consumer Discretionary) ........             379         2,662
Halifax Group PLC (Finance) ................................           1,267        12,910
Hays PLC (Industrial & Commercial)+ ........................          40,000       160,784
HSBC Holdings PLC (Finance)@ ...............................          15,056       180,329
Imperial Chemical Industries PLC (Materials) ...............             526         3,202
Jarvis PLC (Industrial & Commercial) .......................          55,000       236,493
Kingfisher PLC (Consumer Discretionary) ....................           1,324         8,549
Land Securities PLC (Real Estate) ..........................             670         8,367
Lattice Group PLC (Industrial & Commercial) ................           2,911         5,649
Legal & General Group PLC (Finance) ........................           3,348         7,697
Lloyds TSB Group PLC (Finance) .............................           4,132        40,548
Logica PLC (Information Technology) ........................             447         6,280
London Bridge Software Holdings PLC (Information
 Technology) ...............................................          39,000       127,293
Marconi PLC (Information Technology) .......................           2,251        10,861
Marks & Spencer PLC (Consumer Discretionary) ...............           2,614         9,867
Mayflower Corp. PLC (Consumer Discretionary)+ ..............         140,000       161,423
National Grid Group PLC (Utilities) ........................           4,697        36,260
NXT PLC (Industrial & Commercial)+ .........................          28,425       123,031
P & O Princess Cruis (Information & Entertainment) .........          11,135        43,455
Pearson PLC (Information & Entertainment) ..................             735        12,829
Pilkington PLC (Materials) .................................         118,105       177,659
Prudential PLC (Finance) ...................................           1,562        16,680
Railtrack Group PLC (Industrial & Commercial) ..............             197         1,921
Reed International PLC (Information & Entertainment) .......           1,252        11,602
Rentokil Initial PLC (Industrial & Commercial) .............           2,443         6,518
Reuters Group PLC (Information & Entertainment) ............           3,885        47,138
Rio Tinto PLC (Materials) ..................................           1,072        18,636
Royal Bank of Scotland Group (Finance) .....................           2,214        50,239
Sainsbury (J.) PLC (Consumer Discretionary) ................             741         4,048
ScottishPower PLC (Utilities) ..............................           1,180         7,837

----------------
198

COMMON STOCK (CONTINUED)
                                                                    SHARES        VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Sema (Information Technology) ..............................           8,466   $    67,279
Siebe PLC (Industrial & Commercial) ........................           2,591         4,927
Smiths Industries PLC (Industrial & Commercial) ............           6,801        74,508
Tesco PLC (Consumer Discretionary) .........................          39,553       140,885
Trifast PLC (Industrial & Commercial) ......................          65,000       155,704
Unilever PLC (Consumer Staples) ............................          14,527       104,622
Vodafone Group PLC (Information Technology)@ ...............         111,038       304,118
Vodafone Group PLC ADR (Information Technology) ............             830        22,534
WPP Group PLC (Information & Entertainment) ................           1,317        13,961
                                                                               -----------
                                                                                 4,268,576
                                                                               -----------
TOTAL COMMON STOCK (cost $19,899,954).......................                    16,459,228
                                                                               -----------

PREFERRED STOCK -- 1.6%
------------------------------------------------------------------------------------------
AUSTRALIA -- 0.1%
News Corp., Ltd.* (Information & Entertainment) ............           2,168        14,007
                                                                               -----------
GERMANY -- 1.5%
Marschollek, Lautenschlaeger und Partner AG (Finance) ......           2,171       217,721
SAP AG (Information Technology) ............................             535        60,665
                                                                               -----------
                                                                                   278,386
                                                                               -----------
TOTAL PREFERRED STOCK (cost $202,934).......................                       292,393
                                                                               -----------

WARRANTS -- 0.1%+
                                                                   WARRANTS
------------------------------------------------------------------------------------------
FRANCE -- 0.0%
Banque National de Paris 7/01/02 (Finance) .................              65           447
Casino Guichard Perrach 12/15/05 (Information &
 Entertainment) ............................................               4            22
Casino Guichard Perrach 12/15/03 (Information &
 Entertainment) ............................................               4            19
UBI Soft Entertainment 2/11/02 (Information Technology) ....             125         3,134
                                                                               -----------
                                                                                     3,622
                                                                               -----------
ITALY -- 0.1%
Banca Intesa SpA (Finance) .................................             332           494
Bipop Carire (Finance) .....................................           1,500         7,046
                                                                               -----------
                                                                                     7,540
                                                                               -----------
TOTAL WARRANTS (cost $12,076)...............................                        11,162
                                                                               -----------
TOTAL INVESTMENT SECURITIES (cost $20,114,964)..............                    16,762,783
                                                                               -----------

                                                                ----------------

SHORT-TERM SECURITIES -- 0.3%                                     PRINCIPAL
                                                                    AMOUNT        VALUE
------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 0.3%
United States Treasury Bills 4.95% due 4/19/01 .............      $   15,000   $    14,963
United States Treasury Bills 5.12% due 4/19/01@ ............          35,000        34,910
                                                                               -----------
TOTAL SHORT-TERM SECURITIES (cost $49,873)..................                        49,873
                                                                               -----------

REPURCHASE AGREEMENTS -- 12.5%
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 12.5%
Agreement with State Street Bank & Trust Co., Inc., bearing
 interest at 3.75% dated 3/30/01 to be repurchased 4/02/01
 in the amount of $1,344,420 and collateralized by
 $1,210,000 of U.S. Treasury Bonds, bearing interest at
 6.63% due 2/15/27 and having an approximate value of
 $1,375,688.................................................       1,344,000     1,344,000
Agreement with State Street Bank & Trust Co., Inc., bearing
 interest at 3.75% dated 3/30/01 to be repurchased 4/02/01
 in the amount of $452,141 and collateralized by $325,000 of
 U.S. Treasury Bonds, bearing interest at 12.00% due 8/15/13
 and having an approximate value of $465,523................         452,000       452,000
Agreement with State Street Bank & Trust Co., Inc., bearing
 interest at 3.75% dated 3/30/01 to be repurchased 4/02/01
 in the amount of $466,146 and collateralized by $400,000 of
 U.S. Treasury Bonds, bearing interest at 7.25% due 5/15/16
 and having an approximate value of $479,878................         466,000       466,000
                                                                               -----------
TOTAL REPURCHASE AGREEMENTS (cost $2,262,000)...............                     2,262,000
                                                                               -----------

TOTAL INVESTMENTS --
  (cost $22,426,837)                   105.8%                                   19,074,656
Liabilities in excess of other
  assets --                             (5.8)                                   (1,049,855)
                                       -----                                   -----------
NET ASSETS --                          100.0%                                  $18,024,801
                                       =====                                   ===========

-------------
+   Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
@ The security or a portion thereof has been segregated as collateral for the following open futures contracts:

OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
      NUMBER OF                                     EXPIRATION    VALUE AT     VALUE AS OF     APPRECIATION/
      CONTRACTS         DESCRIPTION                    DATE      TRADE DATE   MARCH 31, 2001   DEPRECIATION
------------------------------------------------------------------------------------------------------------
       1 Long           Standard & Poors 500 Index  March 2001    $ 39,800       $ 38,429         $(1,371)
       1 Long           DAX INDEX FUTURE             June 2001     138,366        128,744          (9,622)
       1 Long           Generic 1st "ZM"             June 2001      84,255         80,212          (4,043)
       1 Long           TOPIX INDEX                  June 2001      96,313        101,580           5,267
       4 Long           Nikkei 300 IX                June 2001      79,126         82,062           2,936
       2 Long           CAC40 10 EURO                June 2001      90,206         90,716             510
       3 Long           DJ EURO STOXX 50             June 2001     108,035        109,634           1,599
       1 Long           Generic 1st "ZM"             June 2001      79,663         80,212             549
       3 Long           TOPIX INDEX                  June 2001     290,656        304,740          14,084
       1 Long           Standard & Poors 500 Index   June 2001      38,860         38,881              21
                                                                                                  -------
Net Unrealized Appreciation.................................................................      $ 9,930
                                                                                                  =======

----------------
200

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
       CONTRACT                     IN             DELIVERY   GROSS UNREALIZED
      TO DELIVER               EXCHANGE FOR          DATE       APPRECIATION
------------------------------------------------------------------------------
 AUD*          114,000     USD           61,942    04/20/01       $   6,272
 AUD            30,032     USD           15,286    04/20/01             621
 AUD            80,000     USD           41,742    04/23/01           2,676
 CHF           149,000     EUR           97,018    04/23/01           4,038
 CHF            97,000     USD           58,635    05/15/01           2,619
 CHF*          197,000     USD          118,890    05/15/01           5,125
 GBP*           88,000     USD          127,336    05/18/01           2,539
 GBP*           62,680     USD           91,928    05/18/01           3,038
 HKD           861,000     USD          110,590    06/08/01             211
 JPY*        4,304,000     USD           36,037    04/11/01           1,687
 JPY*       11,074,167     USD           93,074    04/11/01           4,690
 JPY*        6,000,480     USD           48,000    04/11/01             110
 JPY*        5,442,963     USD           44,000    04/23/01             482
 JPY*        9,881,400     USD           86,000    04/23/01           6,996
 JPY*        9,900,545     USD           85,000    04/23/01           5,843
 JPY*        5,084,352     USD           42,000    04/23/01           1,350
 JPY*        5,113,500     USD           42,000    04/23/01           1,116
 JPY*        3,113,000     USD           25,632    04/23/01             743
 JPY         1,996,848     USD           16,000    04/23/01              35
 SGD            66,509     USD           38,670    04/20/01           1,768
                                                                  ---------
                                                                     51,959
                                                                  ---------

                                                              GROSS UNREALIZED
                                                               DEPRECIATION
------------------------------------------------------------------------------
 CHF           149,000     EUR           97,018    04/23/01          (4,641)
 SEK         1,643,425     USD          157,870    04/09/01            (523)
 USD           550,063     EUR          604,000    05/23/01         (18,520)
 USD           161,448     GBP          112,000    05/23/01          (2,627)
 USD           372,735     JPY       42,913,000    05/23/01         (28,329)
 USD*           47,008     AUD           84,852    04/20/01          (5,571)
 USD            86,285     CHF          142,000    04/23/01          (4,364)
 USD*           61,864     CHF          104,000    05/15/01          (1,806)
 USD*           38,522     CHF           66,000    05/15/01            (408)
 USD*           12,801     CHF           22,000    05/15/01             (97)
 USD            62,664     DKK          503,000    04/26/01          (3,384)
 USD           183,418     EUR          204,500    04/19/01          (3,500)
 USD           183,316     EUR          204,500    04/19/01          (3,397)
 USD           135,613     EUR          151,000    04/19/01          (2,764)
 USD*          263,842     GBP          180,000    05/18/01          (8,576)
 USD           114,490     GBP           80,000    05/18/01          (1,038)
 USD*           37,295     JPY        4,324,728    04/11/01          (2,779)
 USD*          108,162     JPY       12,790,000    04/11/01          (6,084)
 USD*           89,544     JPY       10,893,000    04/11/01          (2,607)
 USD*           90,000     JPY       10,626,300    04/23/01          (5,040)
 USD*           92,000     JPY       10,931,348    04/23/01          (4,602)
 USD*           44,000     JPY        5,395,258    04/23/01            (864)
 USD*           89,000     JPY       10,855,730    04/23/01          (2,206)
 USD            38,304     SEK          392,000    04/09/01            (523)
                                                                  ---------
                                                                   (114,250)
                                                                  ---------
Net Unrealized Depreciation................................       $ (62,291)
                                                                  =========

------------
* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

AUD  --         Australian Dollar
CHF  --         Swiss Franc
DKK  --         Danish Krone
EUR  --         Euro
GBP  --         Pound Sterling
HKD  --         Hong Kong Dollar
JPY  --         Japanese Yen
SEK  --         Swedish Krona
SGD  --         Singapore Dollar
                United States
USD  --         Dollar

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
DIVERSIFIED FIXED
INCOME PORTFOLIO                          INVESTMENT PORTFOLIO -- MARCH 31, 2001

BONDS & NOTES -- 85.3%                                    PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.6%
AUTOMOTIVE -- 0.9%
DaimlerChrysler North America Holding Corp. 7.25%
 2006 ................................................  $    200,000   $    205,070

RETAIL -- 1.7%
CVS Corp. 5.50% 2004 .................................       200,000        200,471
Shop At Home, Inc. 11.00% 2005 .......................        50,000         49,313
Staples, Inc. 7.13% 2007 .............................        35,000         33,103
Wal-Mart Stores, Inc. 6.88% 2009 .....................       100,000        105,651
                                                                       ------------
                                                                            593,608
                                                                       ------------

CONSUMER STAPLES -- 1.3%
FOOD, BEVERAGE & TOBACCO -- 1.3%
Coca Cola Enterprises, Inc. 7.13% 2009 ...............       100,000        106,829
Diageo Capital PLC 6.13% 2005 ........................       200,000        203,458
                                                                       ------------
                                                                            310,287
                                                                       ------------

ENERGY -- 1.4%
ENERGY SERVICES -- 0.5%
Key Energy Services, Inc., Series B 14.00% 2009 ......        50,000         58,500
R&B Falcon Corp. 12.25% 2006 .........................        50,000         64,875

ENERGY SOURCES -- 0.4%
Gulf Canada Resources Ltd. 7.13% 2011 ................       100,000        101,828

GAS & PIPELINE UTILITIES -- 0.5%
Western Gas Resources, Inc. 10.00% 2009 ..............       100,000        106,000
                                                                       ------------
                                                                            331,203
                                                                       ------------

FINANCE -- 3.9%
BANKS -- 0.4%
Chase Manhattan Corp. 7.00% 2009 .....................       100,000        103,696

FINANCIAL SERVICES -- 2.8%
Alamosa Delaware, Inc. 12.50% 2011* ..................        50,000         49,625
Ford Motor Credit Co. 5.75% 2004 .....................       200,000        199,768
Frank Russell Co. 5.63% 2009* ........................       100,000         96,946
Sprint Capital Corp. 6.38% 2009 ......................       100,000         93,195
Toyota Motor Credit Corp. 5.63% 2003 .................       200,000        201,248

INSURANCE -- 0.7%
Ace Capital Trust II 9.70% 2030 ......................       100,000        111,536
Lumbermens Mutual Casualty Co. 9.15% 2026* ...........        50,000         43,414
                                                                       ------------
                                                                            899,428
                                                                       ------------

----------------
202

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
HEALTHCARE -- 0.6%
HEALTH SERVICES -- 0.2%
Tenet Healthcare Corp. 8.00% 2005 ....................  $     50,000   $     51,250

MEDICAL PRODUCTS -- 0.4%
Fresenius Medical Care Capital Trust 9.00% 2006 ......        75,000         75,938
                                                                       ------------
                                                                            127,188
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 3.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
Lockheed Martin Corp. 8.50% 2029 .....................       100,000        113,046
United Technologies Corp. 6.63% 2004 .................        75,000         77,874

BUSINESS SERVICES -- 0.9%
Browning Ferris Industries, Inc. 7.88% 2005 ..........        50,000         49,850
Evenflo Co., Inc., Series B 11.75% 2006 ..............        75,000         56,250
Pentacon, Inc., Series B 12.25% 2009 .................        50,000         20,000
Polymer Group, Inc. 8.75% 2008 .......................        75,000         34,500
Polymer Group, Inc., Series B 9.00% 2007 .............        75,000         36,000

MACHINERY -- 0.3%
Cummins Engine, Inc. 6.45% 2005 ......................        75,000         69,805

MULTI-INDUSTRY -- 0.8%
Diamond Holdings PLC 9.13% 2008 ......................        50,000         40,750
Schuff Steel Co. 10.50% 2008 .........................        50,000         43,000
Tyco International Group SA 6.38% 2005 ...............       100,000        101,187

TRANSPORTATION -- 0.9%
Fedex Corp. 6.88% 2006* ..............................        60,000         61,599
Gulfmark Offshore, Inc. 8.75% 2008 ...................        50,000         50,125
Statia Terminals International NV, Series B 11.75%
 2003 ................................................       100,000        102,500
                                                                       ------------
                                                                            856,486
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 5.7%
BROADCASTING & MEDIA -- 3.2%
Adelphia Communications Corp., Series B 8.13% 2003 ...        75,000         72,938
Big City Radio, Inc. zero coupon 2005(1) .............       100,000         47,000
Chancellor Media Corp. 8.00% 2008 ....................       125,000        129,531
Comcast UK Cable Partners Ltd. zero coupon 2007(1) ...        40,000         36,000
Echostar DBS Corp. 9.25% 2006 ........................       100,000         99,500
Mediacom LLC/Capital Corp. 8.50% 2008 ................       100,000         93,500
Radio One, Inc., Series B 12.00% 2004 ................        50,000         52,500
Spectrasite Holdings, Inc. zero coupon 2009(1) .......       100,000         45,000
UIH Australia Pacific, Inc. zero coupon 2006(1) ......       100,000         55,000
United International Holdings, Inc., Series B zero
 coupon 2008(1) ......................................       200,000         96,000

LEISURE & TOURISM -- 2.5%
American Airlines, Inc. 7.02% 2009 ...................       130,000        135,141
Continental Airlines, Inc. 6.32% 2008 ................       200,000        199,314
Disney Walt Co. 7.30% 2005 ...........................       100,000        106,772
ITT Corp. 6.75% 2005 .................................        50,000         49,323
MGM Mirage, Inc. 6.95% 2005 ..........................        90,000         89,631
                                                                       ------------
                                                                          1,307,150
                                                                       ------------

                                                                ----------------

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 1.5%
COMPUTER SERVICES -- 0.1%
Globix Corp. 12.50% 2010 .............................  $     50,000   $     14,500

INTERNET SOFTWARE -- 0.0%
PSINet, Inc. 11.50% 2008(3) ..........................        50,000          4,500

TELECOMMUNICATIONS -- 1.4%
Flag Telecom Holdings Ltd. 11.63% 2010 ...............        50,000         39,000
Global Crossing Holdings Ltd. 9.13% 2006 .............       100,000         94,250
Level 3 Communications, Inc. 11.00% 2008 .............       100,000         78,000
MGC Communications, Inc. 13.00% 2010 .................        50,000         20,500
NTL, Inc., Series B zero coupon 2008(1) ..............       100,000         60,000
360 Networks, Inc. 12.50% 2005 .......................        70,000         28,000
                                                                       ------------
                                                                            338,750
                                                                       ------------

MATERIALS -- 1.1%
FOREST PRODUCTS -- 0.2%
Ainsworth Lumber Ltd. 12.50% 2007(2) .................        50,000         41,250

METALS & MINERALS -- 0.9%
Armco, Inc. 8.88% 2008 ...............................       100,000         93,000
International Utility Structures, Inc. 10.75% 2008 ...        79,000         43,450
P & L Coal Holdings Corp. 8.88% 2008 .................        80,000         83,400
                                                                       ------------
                                                                            261,100
                                                                       ------------

REAL ESTATE -- 0.2%
REAL ESTATE COMPANIES -- 0.2%
LNR Property Corp. 10.50% 2009 .......................        50,000         50,250

U.S. GOVERNMENT & AGENCIES -- 60.2%
U.S. GOVERNMENT & AGENCIES -- 60.2%
Federal Home Loan Banks 5.25% 2002 ...................       100,000        100,751
Federal Home Loan Mortgage Corp. 5.75% 2009 ..........        50,000         50,351
Federal Home Loan Mortgage Corp. 6.25% 2002 ..........        50,000         51,242
Federal Home Loan Mortgage Corp. 6.75% 2031 ..........       100,000        106,187
Federal National Mortgage Association 5.13% 2004 .....     1,500,000      1,511,715
Federal National Mortgage Association 6.00% 2005 .....       150,000        154,829
Federal National Mortgage Association 6.00% 2028 .....     1,220,346      1,192,232
Federal National Mortgage Association 7.25% 2010 .....       200,000        221,062
Government National Mortgage Association 6.50%
 2016 ................................................       433,139        441,260
Government National Mortgage Association 6.50%
 2028 ................................................       221,883        221,951
Government National Mortgage Association 7.50%
 2007 ................................................       139,519        145,139
Government National Mortgage Association 8.00%
 2030 ................................................       199,981        206,416
United States Treasury Bonds 5.38% 2031 ..............       500,000        493,595
United States Treasury Bonds 6.25% 2023 ..............     1,075,000      1,159,656
United States Treasury Bonds 7.13% 2023 ..............       185,000        219,658
United States Treasury Bonds 7.25% 2022 ..............        60,000         72,094
United States Treasury Bonds 8.13% 2021 ..............        30,000         39,056
United States Treasury Bonds 8.75% 2017 ..............       150,000        201,234
United States Treasury Bonds 8.75% 2020 ..............       150,000        205,734
United States Treasury Bonds 9.00% 2018 ..............     1,550,000      2,146,021
United States Treasury Bonds 9.13% 2018 ..............        75,000        104,473
United States Treasury Notes 4.25% 2003 ..............       150,000        149,578

----------------
204

BONDS & NOTES (CONTINUED)                                 PRINCIPAL
                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Notes 4.75% 2008 ..............  $    500,000   $    494,220
United States Treasury Notes 5.50% 2003 ..............       200,000        205,000
United States Treasury Notes 5.50% 2008 ..............       300,000        311,061
United States Treasury Notes 5.75% 2003 ..............       500,000        514,685
United States Treasury Notes 5.75% 2010 ..............       160,000        168,749
United States Treasury Notes 5.88% 2004 ..............       500,000        522,500
United States Treasury Notes 6.00% 2009 ..............     1,000,000      1,069,370
United States Treasury Notes 6.50% 2005 ..............       400,000        428,748
United States Treasury Notes 6.50% 2005 ..............       100,000        107,547
United States Treasury Notes 6.63% 2007 ..............        80,000         87,668
United States Treasury Notes 6.75% 2005 ..............       150,000        162,117
United States Treasury Notes 6.88% 2006 ..............       300,000        330,093
United States Treasury Notes 7.00% 2006 ..............       265,000        293,652
                                                                       ------------
                                                                         13,889,644
                                                                       ------------

UTILITIES -- 3.1%
ELECTRIC UTILITIES -- 1.6%
AES Corp. 8.75% 2002 .................................       100,000        101,500
CMS Energy Corp. 8.50% 2011 ..........................        50,000         48,838
NSTAR 8.00% 2010 .....................................       100,000        105,947
Virginia Electric & Power Co., Series B 7.20% 2004 ...       100,000        104,262

TELEPHONE -- 1.5%
AT&T Corp. 6.00% 2009 ................................       200,000        187,574
Deutsche Telekom International 8.00% 2010 ............       100,000        101,585
Intermedia Communications, Inc., Series B 8.88%
 2007 ................................................        50,000         49,000
Primus Telecommunications, Inc. 12.75% 2009 ..........        75,000         21,000
                                                                       ------------
                                                                            719,706
                                                                       ------------
TOTAL BONDS & NOTES (cost $19,800,322)................                   19,684,800
                                                                       ------------

PREFERRED STOCK -- 1.1%
                                                           SHARES
------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 0.5%
BROADCASTING & MEDIA -- 0.5%
CSC Holdings, Inc., Series M 11.13%(2)................         1,084        117,922
                                                                       ------------

INFORMATION TECHNOLOGY -- 0.6%
TELECOMMUNICATIONS -- 0.6%
Broadwing Communications, Inc., Series B 12.50%(2)....            50         51,000
Global Crossings LTD. 7.00% *.........................           150         19,031
Nextel Communications, Inc., Series E 11.13%(2).......            87         63,510
                                                                       ------------
                                                                            133,541
                                                                       ------------
TOTAL PREFERRED STOCK (cost $269,814).................                      251,463
                                                                       ------------

                                                                ----------------

WARRANTS -- 0.0%+
                                                             WARRANTS          VALUE
------------------------------------------------------------------------------------
ENERGY -- 0.0%
ENERGY SERVICES -- 0.0%
Key Energy Services, Inc. 1/15/09 (cost $6,798).......           100   $      7,916
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $20,076,934)........                   19,944,179
                                                                       ------------

SHORT-TERM SECURITIES -- 5.3%                             PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 5.3%
Federal Home Loan Banks 5.13% due 2/26/02.............  $    750,000        753,983
Federal National Mortgage Association 5.38% due
 3/15/02..............................................       200,000        201,600
United States Treasury Notes 6.50% due 3/31/02 .......       250,000        255,585
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $1,198,608).........                    1,211,168
                                                                       ------------

REPURCHASE AGREEMENTS -- 8.3%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.3%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $607,190 and
 collateralized by $580,000 of U.S. Treasury Notes,
 bearing interest at 6.00% due 8/15/09 and having an
 approximate value of $620,203........................       607,000        607,000

State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................     1,078,000      1,078,000
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3).............................................       235,000        235,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,920,000).........                    1,920,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $23,195,542)                                      100.0%         23,075,347
Other assets less liabilities --                            0.0               8,400
                                                          -----         -----------
NET ASSETS --                                             100.0%        $23,083,747
                                                          =====         ===========

-------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
(1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date
(2) PIK ("Payment-in-Kind") payment made with additional security in lieu of cash

See Notes to Financial Statements

----------------
206

------------------

SEASONS SERIES TRUST
CASH MANAGEMENT PORTFOLIO                 INVESTMENT PORTFOLIO -- MARCH 31, 2001

SHORT-TERM SECURITIES -- 70.2%                                    PRINCIPAL
                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 45.9%
Apreco, Inc. 4.91% due 6/15/01 .............................      $  292,000   $   289,179
BellSouth Corp. 4.90% due 4/27/01 ..........................         250,000       249,115
BellSouth Corp. 5.05% due 4/02/01 ..........................         250,000       249,965
Coca-Cola Co. 5.19% due 4/27/01 ............................         250,000       249,063
Delaware Funding Corp. 5.43% due 4/23/01 ...................         250,000       249,170
E.W. Scripps Co. 5.32% due 5/22/01 .........................         250,000       248,116
General Dynamics Corp. 5.42% due 4/16/01 ...................         250,000       249,435
General Electric Capital Corp. 5.45% due 5/30/01 ...........         200,000       198,213
Gillette Co. 5.32% due 4/17/01 .............................         250,000       249,409
Giro Funding Corp. 4.90% due 7/20/01 .......................         250,000       246,458
Giro Funding Corp. 5.01% due 5/15/01 .......................         250,000       248,469
Golden Peanut Co. 5.45% due 5/08/01 ........................         200,000       198,880
Kimberly-Clark Corp. 4.90% due 4/26/01 .....................         600,000       597,958
Merrill Lynch & Co. 5.42% due 4/11/01 ......................         200,000       199,699
Moat Funding LLC 4.66% due 7/30/01 .........................         600,000       590,857
Monsanto Co. 5.05% due 8/15/01 .............................         300,000       294,870
Schering Corp. 4.90% due 4/25/01 ...........................         500,000       498,367
Silver Tower U.S. Funding 4.61% due 9/04/01 ................         250,000       245,113
Silver Tower U.S. Funding 5.27% due 7/09/01 ................         250,000       246,815
Sydney Capital Corp. 4.56% due 9/25/01 .....................         250,000       244,525
Sydney Capital Corp. 5.03% due 5/18/01 .....................         250,000       248,358
Toyota Motor Credit Corp. 5.33% due 4/02/01 ................         250,000       249,963
UBS Finance, Inc. 5.30% due 4/18/01 ........................         250,000       249,374
United Parcel Service, Inc. 5.16% due 4/30/01 ..............         200,000       199,169
Verizon Network Funding 5.30% due 4/20/01 ..................         250,000       249,301
                                                                               -----------
                                                                                 7,039,841
                                                                               -----------
FEDERAL AGENCY OBLIGATIONS -- 24.3%
Federal Home Loan Bank Discount Notes 5.35% due 4/06/01 ....         284,000       283,789
Federal Home Loan Mortgage Corp. 4.92% due 4/26/01 .........       1,000,000       996,583
Federal Home Loan Mortgage Discount Notes 4.52% due
 6/28/01 ...................................................       1,000,000       988,750
Federal National Mortgage Association Discount Notes 4.92%
 due 4/02/01 ...............................................       1,000,000       999,863
Federal National Mortgage Association Discount Notes 5.26%
 due 5/03/01 ...............................................         149,000       148,303
Federal National Mortgage Association Discount Notes 5.99%
 due 4/19/01 ...............................................         300,000       299,102
                                                                               -----------
                                                                                 3,716,390
                                                                               -----------
TOTAL SHORT-TERM SECURITIES (cost $10,754,661)..............                    10,756,231
                                                                               -----------
REPURCHASE AGREEMENTS -- 35.8%
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 35.8%
State Street Bank & Trust Co. Joint Repurchase Agreement
 Account (Note 3)...........................................                     2,489,000
UBS Warburg LLC Joint Repurchase Agreement Account (Note
 3).........................................................                     3,000,000
                                                                               -----------
TOTAL REPURCHASE AGREEMENTS (cost $5,489,000)...............                     5,489,000
                                                                               -----------

TOTAL INVESTMENTS --
  (cost $16,243,661)                   106.0%                                   16,245,231
Liabilities in excess of other
  assets --                             (6.0)                                     (924,581)
                                       -----                                   -----------
NET ASSETS --                          100.0%                                  $15,320,650
                                       =====                                   ===========

-------------
See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FOCUS GROWTH PORTFOLIO                    INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 86.9%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 12.7%
RETAIL -- 12.7%
Costco Wholesale Corp.+ ..............................        16,266   $    638,441
Home Depot, Inc. .....................................        56,756      2,446,184
Tiffany & Co. ........................................        25,466        693,948
                                                                       ------------
                                                                          3,778,573
                                                                       ------------

ENERGY -- 9.2%
ENERGY SERVICES -- 9.2%
BJ Services Co.+ .....................................        13,000        925,600
Nabors Industries, Inc.+ .............................        17,500        907,200
Transocean Sedco Forex, Inc. .........................        20,850        903,847
                                                                       ------------
                                                                          2,736,647
                                                                       ------------

FINANCE -- 13.5%
FINANCIAL SERVICES -- 10.4%
Citigroup, Inc. ......................................        19,800        890,604
Household International, Inc. ........................        14,100        835,284
Merrill Lynch & Co., Inc. ............................         6,638        367,745
USA Education, Inc. ..................................        13,642        991,091

INSURANCE -- 3.1%
XL Capital Ltd., Class A .............................        12,300        935,661
                                                                       ------------
                                                                          4,020,385
                                                                       ------------

HEALTHCARE -- 19.5%
DRUGS -- 8.1%
Amgen, Inc. ..........................................        16,000        963,000
Pfizer, Inc. .........................................        27,000      1,105,650
Sepracor, Inc.+ ......................................        10,700        342,400

HEALTH SERVICES -- 4.5%
Quest Diagnostics, Inc.+ .............................        15,000      1,333,050

MEDICAL PRODUCTS -- 6.9%
Baxter International, Inc. ...........................        10,850      1,021,419
Cardinal Health, Inc. ................................        10,600      1,025,550
                                                                       ------------
                                                                          5,791,069
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 9.6%
AEROSPACE & MILITARY TECHNOLOGY -- 2.9%
Boeing Co. ...........................................        15,651        871,917

BUSINESS SERVICES -- 3.3%
General Electric Co. .................................        23,712        992,585

----------------
208

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
MULTI-INDUSTRY -- 3.4%
Tyco International Ltd. ..............................        23,200   $  1,002,936
                                                                       ------------
                                                                          2,867,438
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 5.8%
BROADCASTING & MEDIA -- 3.1%
Viacom, Inc., Class B+ ...............................        20,600        905,782

LEISURE & TOURISM -- 2.7%
Four Seasons Hotels, Inc. ............................        16,400        811,636
                                                                       ------------
                                                                          1,717,418
                                                                       ------------

INFORMATION TECHNOLOGY -- 9.6%
COMMUNICATION EQUIPMENT -- 1.1%
Cisco Systems, Inc.+ .................................        20,600        325,737

COMPUTERS & BUSINESS EQUIPMENT -- 2.6%
International Business Machines Corp. ................         8,000        769,440

INTERNET CONTENT -- 3.4%
eBay, Inc.+ ..........................................        27,600        998,775

TELECOMMUNICATIONS -- 2.5%
Nokia Corp. ADR ......................................        31,000        744,000
                                                                       ------------
                                                                          2,837,952
                                                                       ------------

UTILITIES -- 7.0%
ELECTRIC UTILITIES -- 7.0%
Calpine Corp.+ .......................................        37,968      2,090,898
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $28,115,445)........                   25,840,380
                                                                       ------------

SHORT-TERM SECURITIES -- 13.2%                            PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 4.6%
American Express Credit 5.25% due 4/02/01.............  $    460,000        460,000
General Electric Capital Corp. 5.25% due 4/02/01 .....       460,000        460,000
General Motors Acceptance Corp. 4.50% due 4/02/01 ....       460,000        460,000
                                                                       ------------
                                                                          1,380,000
                                                                       ------------

U.S. GOVERNMENT & AGENCIES -- 8.6%
Federal Home Loan Bank Discount Notes 4.77% due
 4/12/01 .............................................       100,000         99,854
Federal Home Loan Bank Discount Notes 4.95% due
 4/12/01 .............................................       200,000        199,698
Federal Home Loan Bank Discount Notes 5.00% due
 4/02/01 .............................................     1,800,000      1,799,750
Federal Home Loan Bank 4.72% due 4/18/01 .............       150,000        149,666
Federal Home Loan Mortgage Discount Notes 4.85% due
 4/24/01 .............................................       300,000        299,070
                                                                       ------------
                                                                          2,548,038
                                                                       ------------
TOTAL SHORT-TERM SECURITIES (cost $3,928,038).........                    3,928,038
                                                                       ------------

                                                                ----------------

REPURCHASE AGREEMENT -- 0.7%                                PRINCIPAL
                                                               AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $214,067 and
 collateralized by $150,000 of U.S. Treasury Bonds,
 bearing interest at 14.00% due 11/15/11 and having an
 approximate value of $224,250 (cost $214,000)........  $    214,000   $    214,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $32,257,483)                    100.8%                           29,982,418
Liabilities in excess of other
  assets --                             (0.8)                              (223,766)
                                        -----                           -----------
NET ASSETS --                           100.0%                          $29,758,652
                                        =====                           ===========

-------------
+ Non-income producing securities
ADR-- American Depository Receipt

See Notes to Financial Statements

----------------
210

----------------

  SEASONS SERIES TRUST
  FOCUS TECHNET PORTFOLIO                 INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 71.3%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
FINANCE -- 2.5%
FINANCIAL SERVICES -- 2.5%
Concord EFS, Inc.+ ...................................         3,550   $    143,553
                                                                       ------------
INDUSTRIAL & COMMERCIAL -- 6.1%
AEROSPACE & MILITARY TECHNOLOGY -- 2.8%
Northrop Grumman Corp. ...............................         1,900        165,300
MULTI-INDUSTRY -- 3.3%
Tyco International, Ltd. .............................         4,505        194,751
                                                                       ------------
                                                                            360,051
                                                                       ------------
INFORMATION TECHNOLOGY -- 62.7%
COMMUNICATION EQUIPMENT -- 7.0%
Anixter International, Inc.+ .........................         7,200        173,520
Juniper Networks, Inc.+ ..............................         6,300        239,148
COMPUTER SERVICES -- 11.5%
Affiliated Computer Services, Inc., Class A+ .........         2,430        157,707
BISYS Group, Inc.+ ...................................         2,920        156,037
Intuit, Inc.+ ........................................         4,260        118,215
Netegrity, Inc.+ .....................................         4,500        110,813
Synopsys, Inc.+ ......................................         2,800        131,425
COMPUTERS & BUSINESS EQUIPMENT -- 6.1%
Brocade Communications Systems, Inc.+ ................         5,500        114,895
Dell Computer Corp.+ .................................         4,000        102,750
EMC Corp.+ ...........................................         4,750        139,650
COMPUTER SOFTWARE -- 11.4%
BEA Systems, Inc.+ ...................................         4,750        139,531
Peregrine Systems, Inc.+ .............................         7,600        148,200
Siebel Systems, Inc.+ ................................         5,250        142,800
VERITAS Software Corp.+ ..............................         5,100        235,824
ELECTRONICS -- 11.8%
Applied Materials, Inc.+ .............................         4,000        174,000
Applied Micro Circuits Corp.+ ........................         6,000         99,000
Check Point Software Technologies Ltd.+ ..............         4,960        235,600
Micron Technology, Inc.+ .............................         4,400        182,732
INTERNET CONTENT -- 3.6%
eBay, Inc.+ ..........................................         5,760        208,440
INTERNET SOFTWARE -- 5.5%
Commerce One, Inc.+ ..................................        15,900        148,347
Interwoven, Inc.+ ....................................        17,500        176,094
TELECOMMUNICATIONS -- 5.8%
CIENA Corp.+ .........................................         3,000        125,250
QUALCOMM, Inc.+ ......................................         2,600        147,225
Sonus Networks, Inc.+ ................................         3,300         65,846
                                                                       ------------
                                                                          3,673,049
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $6,354,302).........                    4,176,653
                                                                       ------------

                                                                ----------------

REPURCHASE AGREEMENTS -- 29.4%                              PRINCIPAL
                                                               AMOUNT          VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 29.4%
Agreement with State Street Bank & Trust Co., Inc.,
 bearing interest at 3.75% dated 3/30/01 to be
 repurchased 4/02/01 in the amount of $666,208 and
 collateralized by $485,000 of U.S. Treasury Bonds,
 bearing interest at 9.00% due 11/15/18 and having an
 approximate value of $684,214........................  $    666,000   $    666,000

State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)...........................       534,000        534,000
UBS Warburg LLC Joint Repurchase Agreement Account
 (Note 3).............................................       525,000        525,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (cost $1,725,000).........                    1,725,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $8,079,302)                     100.7%                            5,901,653
Liabilities in excess of other
  assets --                             (0.7)                               (42,095)
                                        -----                            ----------
NET ASSETS --                           100.0%                           $5,859,558
                                        =====                            ==========

-------------
+   Non-income producing securities

----------------
212

----------------

  SEASONS SERIES TRUST
  FOCUS GROWTH AND INCOME
  PORTFOLIO                               INVESTMENT PORTFOLIO -- MARCH 31, 2001

COMMON STOCK -- 72.6%
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 9.9%
APPAREL & TEXTILES -- 1.4%
Nike, Inc., Class B ..................................         2,300   $     93,265

RETAIL -- 8.5%
Costco Wholesale Corp.+ ..............................         2,200         86,350
Gap, Inc. ............................................         2,700         64,044
Home Depot, Inc. .....................................         2,911        125,464
Target Corp. .........................................         2,800        101,024
Tiffany & Co. ........................................         2,978         81,151
Wal-Mart Stores, Inc. ................................         1,700         85,850
                                                                       ------------
                                                                            637,148
                                                                       ------------

CONSUMER STAPLES -- 2.5%
FOOD, BEVERAGE & TOBACCO -- 2.5%
Anheuser-Busch Cos., Inc. ............................         2,010         92,319
Philip Morris Cos., Inc. .............................         1,400         66,430
                                                                       ------------
                                                                            158,749
                                                                       ------------

ENERGY -- 2.2%
ENERGY SERVICES -- 2.2%
Schlumberger Ltd. ....................................         1,413         81,403
Smith International, Inc.+ ...........................           832         58,406
                                                                       ------------
                                                                            139,809
                                                                       ------------

FINANCE -- 15.6%
BANKS -- 2.2%
J.P. Morgan Chase & Co. ..............................         3,200        143,680

FINANCIAL SERVICES -- 13.4%
Citigroup, Inc. ......................................         6,003        270,015
Fannie Mae ...........................................         1,220         97,112
Goldman Sachs Group, Inc. ............................         1,172         99,737
Lehman Brothers Holdings, Inc. .......................         2,656        166,531
Merrill Lynch & Co., Inc. ............................         1,843        102,102
Providian Financial Corp. ............................         1,100         53,955
USA Education, Inc. ..................................         1,018         73,958
                                                                       ------------
                                                                          1,007,090
                                                                       ------------

HEALTHCARE -- 12.3%
DRUGS -- 9.2%
Amgen, Inc.+ .........................................         2,738        164,793
Merck & Co., Inc. ....................................         3,066        232,710
Pfizer, Inc. .........................................         4,814        197,133

                                                                ----------------

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
HEALTH SERVICES -- 1.6%
Tenet Healthcare Corp.+ ..............................         2,300   $    101,200

MEDICAL PRODUCTS -- 1.5%
Baxter International, Inc. ...........................           250         23,535
Johnson & Johnson ....................................           800         69,976
                                                                       ------------
                                                                            789,347
                                                                       ------------

INDUSTRIAL & COMMERCIAL -- 10.4%
AEROSPACE & MILITARY TECHNOLOGY -- 1.8%
Boeing Co. ...........................................         2,081        115,932

BUSINESS SERVICES -- 4.3%
General Electric Co. .................................         6,680        279,625

ELECTRICAL EQUIPMENT -- 1.1%
Emerson Electric Co. .................................         1,100         68,200

MULTI-INDUSTRY -- 1.7%
Tyco International Ltd. ..............................         2,500        108,075

TRANSPORTATION -- 1.5%
FedEx Corp.+ .........................................         2,307         96,156
                                                                       ------------
                                                                            667,988
                                                                       ------------

INFORMATION & ENTERTAINMENT -- 3.1%
BROADCASTING & MEDIA -- 1.8%
Clear Channel Communications, Inc.+ ..................           894         48,678
EchoStar Communications Corp., Class A+ ..............         2,500         69,219

LEISURE & TOURISM -- 1.3%
Southwest Airlines Co. ...............................         4,650         82,538
                                                                       ------------
                                                                            200,435
                                                                       ------------

INFORMATION TECHNOLOGY -- 12.4%
COMMUNICATION EQUIPMENT -- 0.7%
Cisco Systems, Inc.+ .................................         1,700         26,881
Juniper Networks, Inc.+ ..............................           400         15,184

COMPUTER SERVICES -- 1.2%
Automatic Data Processing, Inc. ......................         1,401         76,186

COMPUTERS & BUSINESS EQUIPMENT -- 2.9%
Dell Computer Corp.+ .................................         3,000         77,063
EMC Corp.+ ...........................................         1,200         35,280
International Business Machines Corp. ................           800         76,944

COMPUTER SOFTWARE -- 2.0%
Microsoft Corp.+ .....................................         2,400        131,250

ELECTRONICS -- 3.5%
Applied Materials, Inc.+ .............................         2,300        100,050
Intel Corp. ..........................................         1,800         47,362
Micron Technology, Inc.+ .............................         1,900         78,907

----------------
214

COMMON STOCK (CONTINUED)
                                                           SHARES          VALUE
------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 2.1%
CIENA Corp.+ .........................................           600   $     25,050
QUALCOMM, Inc.+ ......................................         1,942        109,966
                                                                       ------------
                                                                            800,123
                                                                       ------------

MATERIALS -- 0.9%
FOREST PRODUCTS -- 0.9%
Georgia-Pacific Group ................................         2,000         58,800
                                                                       ------------

UTILITIES -- 3.3%
ELECTRIC UTILITIES -- 2.6%
Calpine Corp.+ .......................................         2,982        164,219

GAS & PIPELINE UTILITIES -- 0.7%
El Paso Corp. ........................................           700         45,710
                                                                       ------------
                                                                            209,929
                                                                       ------------
TOTAL INVESTMENT SECURITIES (cost $5,249,418).........                    4,669,418
                                                                       ------------

SHORT-TERM SECURITIES -- 14.0%                            PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES -- 14.0%
Federal Home Loan Bank Discount Notes 5.00% due
 4/02/01 (cost $899,875)..............................  $    900,000        899,875
                                                                       ------------

REPURCHASE AGREEMENT -- 10.2%
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
State Street Bank & Trust Co. Joint Repurchase
 Agreement Account (Note 3)
 (cost $660,000)......................................       660,000        660,000
                                                                       ------------

TOTAL INVESTMENTS --
  (cost $6,809,293)                      96.8%                            6,229,293
Other assets less liabilities --          3.2                               205,260
                                        -----                            ----------
NET ASSETS --                           100.0%                           $6,434,553
                                        =====                            ==========

-------------
+   Non-income producing securities

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value *.......  $ 85,612,367  $ 93,714,342   $68,863,507   $51,108,978  $145,826,858  $136,544,482
Short-term securities *.................     9,414,198     9,001,987     4,861,089     2,551,131     3,998,972     6,846,208
Repurchase agreements (cost equals
  market)...............................    14,220,000    15,619,000     5,165,000     4,703,000    23,906,000            --
Cash....................................        53,108        44,181         7,861        52,619         2,612            --
Foreign currency*.......................            --            37           160            63         7,681        20,534
Receivables for --
  Fund shares sold......................       101,125        41,999       142,320        39,168       150,663       127,379
  Dividends and accrued interest........       538,547       854,556       858,819       775,210       673,527       145,859
  Sales of investments..................     1,364,532     1,417,057       901,536       540,101     4,798,594     1,986,616
  Foreign currency contracts............            --            --            --            --       241,725       487,220
  Variation margin on futures
    contracts...........................            --            --            --            --            --            --
Prepaid expenses........................         1,240         1,306           911           652         1,977         1,630
Due from Adviser........................            --            --            --            --            --            --
Deferred organization expenses..........         3,349         3,349         3,349         3,349         3,349         3,349
Unrealized appreciation on forward
  foreign currency contracts............       110,538        69,959        33,353         8,884            --            --
                                          ----------------------------------------------------------------------------------
                                           111,419,004   120,767,773    80,837,905    59,783,155   179,611,958   146,163,277
                                          ----------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed..................        25,064        54,462        29,107        20,033        58,865        47,929
  Purchases of investments..............     2,544,377     2,606,061       290,807     1,857,224     7,229,959     1,891,216
  Management fees.......................        84,277        87,072        57,176        38,646       125,938       103,169
  Foreign currency contracts............            --            --            --            --       243,333       495,017
  Variation margin on futures
    contracts...........................            --            --            --            --       160,962            --
  Service fees -- Class B...............         1,241         1,525           835           587         1,943         1,587
Other accrued expenses..................        67,015        66,238        59,112        55,206        86,087        57,005
Unrealized depreciation on forward
  foreign currency contracts............       133,187        98,988        42,774        14,734            --            --
Due to custodian........................            --            --            --            --            --            --
Due to Adviser..........................            --            --            --         1,082            --            --
                                          ----------------------------------------------------------------------------------
                                             2,855,161     2,914,346       479,811     1,987,512     7,907,087     2,595,923
                                          ----------------------------------------------------------------------------------
NET ASSETS..............................  $108,563,843  $117,853,427   $80,358,094   $57,795,643  $171,704,871  $143,567,354
                                          ==================================================================================
COMPOSITION OF NET ASSETS:
Capital paid in.........................  $130,202,649  $132,043,389   $82,008,611   $56,509,951  $186,735,193  $148,631,435
Accumulated undistributed net investment
  income (loss).........................     2,128,154     3,284,165     3,165,445     2,752,219     3,052,081        45,068
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......    (5,782,358)   (4,348,991)      941,580       364,561    (6,842,837)    4,507,507
Unrealized appreciation (depreciation)
  on investments........................   (17,961,226)  (13,094,794)   (5,746,822)   (1,823,992)   (9,031,647)   (9,615,953)
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......       (23,376)      (30,342)      (10,720)       (7,096)       (8,682)         (703)
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................            --            --            --            --    (2,199,237)           --
                                          ----------------------------------------------------------------------------------
                                          $108,563,843  $117,853,427   $80,358,094   $57,795,643  $171,704,871  $143,567,354
                                          ==================================================================================
Class A (unlimited shares authorized):
Net assets..............................  $ 97,475,936  $104,547,751   $72,843,143   $52,682,945  $154,240,056  $128,896,661
Shares of beneficial interest issued and
  outstanding...........................     8,016,256     8,562,671     6,104,946     4,521,792    13,926,241     8,984,123
Net asset value, offering and redemption
  price per share.......................  $      12.16  $      12.21   $     11.93   $     11.65  $      11.08  $      14.35
                                          ==================================================================================
Class B (unlimited shares authorized):
Net assets..............................  $ 11,087,907  $ 13,305,676   $ 7,514,951   $ 5,112,698  $ 17,464,815  $ 14,670,693
Shares of beneficial interest issued and
  outstanding...........................       912,257     1,090,291       630,102       439,016     1,577,567     1,023,358
Net asset value, offering and redemption
  price per share.......................  $      12.15  $      12.20   $     11.93   $     11.65  $      11.07  $      14.34
                                          ==================================================================================
---------------
* Cost
 Investment securities..................  $103,544,920  $106,757,280   $74,560,079   $52,884,757  $154,821,811  $146,160,435
                                          ==================================================================================
 Short-term securities..................  $  9,442,871  $  9,053,843   $ 4,911,339   $ 2,599,344  $  4,035,666  $  6,846,208
                                          ==================================================================================
 Foreign currency.......................  $         --  $         39   $       169   $        67  $      7,730  $     20,907
                                          ==================================================================================

See Notes to Financial Statements

----------------
216

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
MARCH 31, 2001


                                           LARGE CAP    LARGE CAP    LARGE CAP     MID CAP      MID CAP
                                            GROWTH      COMPOSITE      VALUE       GROWTH        VALUE      SMALL CAP
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value *.......  $31,543,970  $15,586,938  $25,702,327  $24,889,311  $27,477,801  $16,807,613
Short-term securities *.................    2,849,466      267,958      375,476      255,682       44,886       44,885
Repurchase agreements (cost equals
  market)...............................      703,000    1,197,000      296,000    1,203,000      815,000    2,802,000
Cash....................................       72,169       15,726       49,405       24,379        1,926        1,268
Foreign currency*.......................           --          907           --        2,968           --           --
Receivables for --
  Fund shares sold......................       52,299       58,903       78,848       80,770       83,638       40,593
  Dividends and accrued interest........       31,778       16,978       33,561        8,286       32,446        9,315
  Sales of investments..................       77,707      373,817      105,519      251,069      177,183      149,067
  Foreign currency contracts............           --           --           --           --           --           --
  Variation margin on futures
    contracts...........................        2,790        1,925        1,540        2,789        1,162        1,249
Prepaid expenses........................          316          206          211          291          221          218
Due from Adviser........................        6,407       10,175        8,802        8,473        8,529       10,429
Deferred organization expenses..........           --           --           --           --           --           --
Unrealized appreciation on forward
  foreign currency contracts............       26,221           --           --           --           --           --
                                          ----------------------------------------------------------------------------
                                           35,366,123   17,530,533   26,651,689   26,727,018   28,642,792   19,866,637
                                          ----------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed..................       26,530        7,370       71,875       13,020       80,738       38,469
  Purchases of investments..............       65,944      153,651      175,585      250,102       31,430      578,780
  Management fees.......................       24,082       11,936       17,938       19,362       20,670       14,021
  Foreign currency contracts............           --           --           --           --           --           --
  Variation margin on futures
    contracts...........................           --           --           --           --           --           --
  Service fees -- Class B...............        1,051          350          946          875          868          503
Other accrued expenses..................       49,904       46,127       47,480       47,273       47,849       46,081
Unrealized depreciation on forward
  foreign currency contracts............       31,682           --           --           --           --           --
Due to custodian........................           --           --           --           --           --           --
Due to Adviser..........................           --           --           --           --           --           --
                                          ----------------------------------------------------------------------------
                                              199,193      219,434      313,824      330,632      181,555      677,854
                                          ----------------------------------------------------------------------------
NET ASSETS..............................  $35,166,930  $17,311,099  $26,337,865  $26,396,386  $28,461,237  $19,188,783
                                          ============================================================================
COMPOSITION OF NET ASSETS:
Capital paid in.........................  $45,133,102  $19,422,090  $25,823,944  $31,024,733  $25,172,661  $24,262,186
Accumulated undistributed net investment
  income (loss).........................      (11,597)          --       60,654         (229)      82,683           --
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......   (2,301,717)    (776,679)     531,310     (914,534)   1,015,287   (2,377,362)
Unrealized appreciation (depreciation)
  on investments........................   (7,649,883)  (1,327,599)     (75,207)  (3,714,067)   2,190,837   (2,695,753)
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......       (5,461)         (30)          --            5           --           --
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................        2,486       (6,683)      (2,836)         478         (231)        (288)
                                          ----------------------------------------------------------------------------
                                          $35,166,930  $17,311,099  $26,337,865  $26,396,386  $28,461,237  $19,188,783
                                          ============================================================================
Class A (unlimited shares authorized):
Net assets..............................  $26,093,956  $14,265,498  $17,941,971  $18,896,909  $21,103,409  $14,610,545
Shares of beneficial interest issued and
  outstanding...........................    3,113,912    1,533,253    1,677,879    2,023,626    1,736,710    1,820,179
Net asset value, offering and redemption
  price per share.......................  $      8.38  $      9.30  $     10.69  $      9.34  $     12.15  $      8.03
                                          ============================================================================
Class B (unlimited shares authorized):
Net assets..............................  $ 9,072,974  $ 3,045,601  $ 8,395,894  $ 7,499,477  $ 7,357,828  $ 4,578,238
Shares of beneficial interest issued and
  outstanding...........................    1,083,204      327,569      785,526      803,723      605,782      570,776
Net asset value, offering and redemption
  price per share.......................  $      8.38  $      9.30  $     10.69  $      9.33  $     12.15  $      8.02
                                          ============================================================================
---------------
* Cost
 Investment securities..................  $39,193,853  $16,914,537  $25,777,534  $28,603,378  $25,286,964  $19,503,366
                                          ============================================================================
 Short-term securities..................  $ 2,849,466  $   267,958  $   375,476  $   255,682  $    44,886  $    44,885
                                          ============================================================================
 Foreign currency.......................  $        --  $       916  $        --  $     2,963  $        --  $        --
                                          ============================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
MARCH 31, 2001


                                          INTERNATIONAL  DIVERSIFIED      CASH         FOCUS        FOCUS     FOCUS GROWTH
                                             EQUITY      FIXED INCOME  MANAGEMENT     GROWTH       TECHNET     AND INCOME
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value *.......   $16,762,783   $19,944,179   $       --   $25,840,380  $ 4,176,653  $ 4,669,418
Short-term securities *.................        49,873     1,211,168   10,756,231     3,928,038           --      899,875
Repurchase agreements (cost equals
  market)...............................     2,262,000     1,920,000    5,489,000       214,000    1,725,000      660,000
Cash....................................           745         5,429           --       119,738       46,902       33,690
Foreign currency*.......................       205,647            --           --            --           --           --
Receivables for --
  Fund shares sold......................     1,031,408       347,269      128,793        43,298       76,406        6,186
  Dividends and accrued interest........        52,881       329,886        1,592        15,365          502        5,213
  Sales of investments..................         8,789            --           --     1,332,080      652,518      277,685
  Foreign currency contracts............     1,284,212            --           --            --           --           --
  Variation margin on futures
    contracts...........................        55,411            --           --            --           --           --
Prepaid expenses........................           216           202           39            --           --           --
Due from Adviser........................        17,399         3,587        4,997        16,706       14,290       14,252
Deferred organization expenses..........            --            --           --            --           --           --
Unrealized appreciation on forward
  foreign currency contracts............        51,959            --           --            --           --           --
                                          --------------------------------------------------------------------------------
                                            21,783,323    23,761,720   16,380,652    31,509,605    6,692,271    6,566,319
                                          --------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Fund shares redeemed..................     1,027,296       342,790    1,015,286        35,224        3,736        2,412
  Purchases of investments..............     1,248,433       272,491           --     1,647,360      781,821       85,608
  Management fees.......................        16,217        13,629        5,227        24,070        6,824        5,296
  Foreign currency contracts............     1,280,551            --           --            --           --           --
  Variation margin on futures
    contracts...........................            --            --           --            --           --           --
  Service fees -- Class B...............           537           595          855         1,240        1,660          794
Other accrued expenses..................        71,238        48,468       38,443        43,059       38,672       37,656
Unrealized depreciation on forward
  foreign currency contracts............       114,250            --           --            --           --           --
Due to custodian........................            --            --          191            --           --           --
Due to Adviser..........................            --            --           --            --           --           --
                                          --------------------------------------------------------------------------------
                                             3,758,522       677,973    1,060,002     1,750,953      832,713      131,766
                                          --------------------------------------------------------------------------------
NET ASSETS..............................   $18,024,801   $23,083,747   $15,320,650  $29,758,652  $ 5,859,558  $ 6,434,553
                                          ================================================================================
COMPOSITION OF NET ASSETS:
Capital paid in.........................   $21,923,765   $23,194,283   $15,087,421  $36,903,748  $ 9,946,954  $ 7,500,163
Accumulated undistributed net investment
  income (loss).........................       (19,576)      287,887      232,129            --           --        4,407
Accumulated undistributed net realized
  gain (loss) on investments, futures
  contracts and options contracts.......      (471,869)     (278,228)        (470)   (4,870,031)  (1,909,747)    (490,017)
Unrealized appreciation (depreciation)
  on investments........................    (3,352,181)     (120,195)       1,570    (2,275,065)  (2,177,649)    (580,000)
Unrealized foreign exchange gain (loss)
  on other assets and liabilities.......       (65,268)           --           --            --           --           --
Unrealized appreciation (depreciation)
  on futures and written options
  contracts.............................         9,930            --           --            --           --           --
                                          --------------------------------------------------------------------------------
                                           $18,024,801   $23,083,747   $15,320,650  $29,758,652  $ 5,859,558  $ 6,434,553
                                          ================================================================================
Class A (unlimited shares authorized):
Net assets..............................   $12,801,406   $16,428,453   $4,896,930   $18,786,411  $        --  $        --
Shares of beneficial interest issued and
  outstanding...........................     1,540,778     1,664,416      457,438     2,612,467           --           --
Net asset value, offering and redemption
  price per share.......................   $      8.31   $      9.87   $    10.71   $      7.19  $        --  $        --
                                          ================================================================================
Class B (unlimited shares authorized):
Net assets..............................   $ 5,223,395   $ 6,655,294   $10,423,720  $10,972,241  $ 5,859,558  $ 6,434,553
Shares of beneficial interest issued and
  outstanding...........................       629,176       674,573      974,151     1,526,868    1,024,220      762,917
Net asset value, offering and redemption
  price per share.......................   $      8.30   $      9.87   $    10.70   $      7.19  $      5.72  $      8.43
                                          ================================================================================
---------------
* Cost
 Investment securities..................   $20,114,964   $20,076,934   $       --   $28,115,445  $ 6,354,302  $ 5,249,418
                                          ================================================================================
 Short-term securities..................   $    49,873   $ 1,198,608   $10,754,661  $ 3,928,038  $        --  $   899,875
                                          ================================================================================
 Foreign currency.......................   $   213,210   $        --   $       --   $        --  $        --  $        --
                                          ================================================================================

See Notes to Financial Statements

----------------
218

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest..............................  $  2,825,892  $  4,108,200  $  3,857,040   $ 3,336,504  $  3,877,778  $    427,046
  Dividends.............................       276,308       229,124       117,544        45,566     1,373,089     1,021,847
                                          ----------------------------------------------------------------------------------
    Total income*.......................     3,102,200     4,337,324     3,974,584     3,382,070     5,250,867     1,448,893
                                          ----------------------------------------------------------------------------------
EXPENSES:
  Management fees.......................       988,950       985,458       637,844       426,974     1,450,183     1,206,968
  Custodian fees........................       135,856       134,496       133,810       133,674       127,480        76,388
  Auditing fees.........................        21,165        21,165        21,197        21,197        21,138        21,078
  Reports to investors..................        25,183        26,708        19,406        14,298        42,915        34,770
  Legal fees............................         5,986         6,048         4,641         3,833         7,745         6,726
  Trustees' fees........................           644           674           425           365           999           822
  Service fees - Class B................         3,004         3,554         1,687         1,143         4,382         3,680
  Interest expense......................            --            --            --            --            --            --
  Amortization of organizational
    expenses............................         3,212         3,212         3,212         3,212         3,212         3,212
  Other expenses........................         1,129         1,180           969           832         2,104         1,382
                                          ----------------------------------------------------------------------------------
    Total expenses before reimbursement
      and custody credits...............     1,185,129     1,182,495       823,191       605,528     1,660,158     1,355,026
    Expenses reimbursed by the
      investment adviser................            --            --            --       (14,816)           --            --
    Custody credits earned on cash
      balances..........................        (5,464)       (5,540)       (3,106)       (1,817)      (15,264)       (2,615)
                                          ----------------------------------------------------------------------------------
Net investment income (loss)............     1,922,535     3,160,369     3,154,499     2,793,175     3,605,973        96,482
                                          ----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments.........................    (4,685,958)   (3,442,466)      937,927       333,753      (671,457)    4,992,844
  Net realized gain (loss) on futures
    and options contracts...............      (820,104)     (752,090)           --            --    (3,481,544)           --
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.........................       538,006       407,781       196,341        69,830        55,176       (26,070)
  Change in unrealized
    appreciation/depreciation on
    investments.........................   (38,091,065)  (29,099,344)  (11,932,551)   (2,886,266)  (26,201,705)  (40,395,296)
  Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities.........................      (314,570)     (250,712)     (118,414)      (42,328)       (5,489)         (782)
  Change in unrealized
    appreciation/depreciation on futures
    and options contracts...............        20,894        20,894            --            --    (3,963,832)           --
                                          ----------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and foreign
    currencies..........................   (43,352,797)  (33,115,937)  (10,916,697)   (2,525,011)  (34,268,851)  (35,429,304)
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS............................  $(41,430,262) $(29,955,568) $ (7,762,198)  $   268,164   (30,662,878) $(35,332,822)
                                          ==================================================================================

---------------
* Net of foreign withholding taxes on
  interest and dividends of.............  $      7,092  $      6,070  $      2,329   $     1,531  $     68,492  $     15,205
                                          ==================================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2001


                                           LARGE CAP     LARGE CAP   LARGE CAP     MID CAP      MID CAP
                                             GROWTH      COMPOSITE     VALUE        GROWTH       VALUE      SMALL CAP
----------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest..............................  $    132,474  $   41,902   $  35,178   $     54,780  $   74,387  $    89,820
  Dividends.............................       179,809     152,823     391,749         60,885     397,848      105,850
                                          ----------------------------------------------------------------------------
    Total income*.......................       312,283     194,725     426,927        115,665     472,235      195,670
                                          ----------------------------------------------------------------------------
EXPENSES:
  Management fees.......................       237,553     144,697     156,988        223,051     177,880      166,669
  Custodian fees........................       133,276     133,085     132,590        132,618     133,393      133,363
  Auditing fees.........................        21,121      21,121      21,121         21,121      21,121       21,121
  Reports to investors..................         7,609       2,868       4,807          6,244       5,348        3,522
  Legal fees............................         2,939       2,553       2,553          2,566       2,491        2,477
  Trustees' fees........................         1,054       1,195       1,147          1,095       1,147        1,170
  Service fees - Class B................         2,850         917       2,227          2,465       2,195        1,364
  Interest expense......................            --          --          --             --          --           --
  Amortization of organizational
    expenses............................            --          --          --             --          --           --
  Other expenses........................           559         496         506            539         503          498
                                          ----------------------------------------------------------------------------
    Total expenses before reimbursement
      and custody credits...............       406,961     306,932     321,939        389,699     344,078      330,184
    Expenses reimbursed by the
      investment adviser................       (73,732)   (105,231)   (100,983)       (82,876)    (99,784)    (102,381)
    Custody credits earned on cash
      balances..........................        (3,744)     (1,825)     (2,871)        (2,583)     (1,438)        (946)
                                          ----------------------------------------------------------------------------
Net investment income (loss)............       (17,202)     (5,151)    208,842       (188,575)    229,379      (31,187)
                                          ----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments.........................    (1,308,644)    (25,482)  1,385,701      2,103,284   2,233,613     (563,333)
  Net realized gain (loss) on futures
    and options contracts...............      (132,372)    (52,684)    (66,900)       (43,968)    (60,227)    (332,932)
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.........................       125,310        (493)       (137)          (336)          1           --
  Change in unrealized
    appreciation/depreciation on
    investments.........................   (13,872,240) (4,853,696)    115,523    (13,147,801)  1,950,223   (6,201,405)
  Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities.........................       (78,903)        317           3              5          (2)          --
  Change in unrealized
    appreciation/depreciation on futures
    and options contracts...............        (3,212)     (6,683)     (5,755)        (5,304)    (10,937)      11,913
                                          ----------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and foreign
    currencies..........................   (15,270,061) (4,938,721)  1,428,435    (11,094,120)  4,112,671   (7,085,757)
                                          ----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS............................  $(15,287,263) $(4,943,872) $1,637,277  $(11,282,695) $4,342,050  $(7,116,944)
                                          ============================================================================

---------------
* Net of foreign withholding taxes on
  interest and dividends of.............  $      1,930  $    1,314   $   1,830   $        676  $    1,217  $        46
                                          ============================================================================

See Notes to Financial Statements

----------------
220

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS -- (CONTINUED)
FOR THE PERIOD ENDED MARCH 31, 2001


                                          INTERNATIONAL  DIVERSIFIED      CASH        FOCUS        FOCUS     FOCUS GROWTH
                                             EQUITY      FIXED INCOME  MANAGEMENT    GROWTH+     TECHNET+    AND INCOME+
-------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest..............................   $    52,298    $1,235,452    $282,518   $   135,079  $    23,936  $    15,945
  Dividends.............................       224,980        15,797          --        63,501          414       11,413
                                          -------------------------------------------------------------------------------
    Total income*.......................       277,278     1,251,249     282,518       198,580       24,350       27,358
                                          -------------------------------------------------------------------------------
EXPENSES:
  Management fees.......................       185,790       128,586      25,397       150,619       25,597       15,828
  Custodian fees........................       207,418       133,764      67,327       100,029       37,080       35,671
  Auditing fees.........................        28,847        23,618      23,525        16,790       10,230       10,230
  Reports to investors..................         3,692         2,844          57         6,880        1,860        1,395
  Legal fees............................         2,581         2,371       1,311         1,772        2,790        2,790
  Trustees' fees........................         1,205         1,191          59         1,233          279          279
  Service fees - Class B................         1,288         1,184       1,596         3,160        3,200        2,374
  Interest expense......................            --            --          --            --           --           --
  Amortization of organizational
    expenses............................            --            --          --            --           --           --
  Other expenses........................           504           504         386         2,727          279          279
                                          -------------------------------------------------------------------------------
    Total expenses before reimbursement
      and custody credits...............       431,325       294,062     119,658       283,210       81,315       68,846
    Expenses reimbursed by the
      investment adviser................      (187,263)     (107,422)    (78,735)      (81,387)     (41,589)     (42,774)
    Custody credits earned on cash
      balances..........................        (1,247)       (1,761)        (75)       (2,858)      (4,530)      (3,121)
                                          -------------------------------------------------------------------------------
Net investment income (loss)............        34,463     1,066,370     241,670          (385)     (10,846)       4,407
                                          -------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on
    investments.........................      (188,122)      (49,351)       (397)   (4,870,031)  (1,909,747)    (490,017)
  Net realized gain (loss) on futures
    and options contracts...............      (197,916)           --          --            --           --           --
  Net realized foreign exchange gain
    (loss) on other assets and
    liabilities.........................       (25,320)           --          --             2           --           --
  Change in unrealized
    appreciation/depreciation on
    investments.........................    (7,323,603)      505,118       1,684    (2,275,065)  (2,177,649)    (580,000)
  Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities.........................       (47,546)           --          --            --           --           --
  Change in unrealized
    appreciation/depreciation on futures
    and options contracts...............        18,343            --          --            --           --           --
                                          -------------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and foreign
    currencies..........................    (7,764,164)      455,767       1,287    (7,145,094)  (4,087,396)  (1,070,017)
                                          -------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS............................   $(7,729,701)   $1,522,137    $242,957   $(7,145,479) $(4,098,242) $(1,065,610)
                                          ===============================================================================

---------------
* Net of foreign withholding taxes on
  interest and dividends of.............   $    33,537    $      302    $     --   $     1,434  $        --  $        --
                                          ===============================================================================

+ Commenced operations July 5, December 29 and December 29, respectively.

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 2001

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $  1,922,535  $  3,160,369  $  3,154,499   $ 2,793,175  $  3,605,973  $     96,482
Net realized gain (loss) on
  investments...........................    (4,685,958)   (3,442,466)      937,927       333,753      (671,457)    4,992,844
Net realized gain (loss) on futures and
  options contracts.....................      (820,104)     (752,090)           --            --    (3,481,544)           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       538,006       407,781       196,341        69,830        55,176       (26,070)
Change in unrealized
  appreciation/depreciation
  on investments........................   (38,091,065)  (29,099,344)  (11,932,551)   (2,886,266)  (26,201,705)  (40,395,296)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................      (314,570)     (250,712)     (118,414)      (42,328)       (5,489)         (782)
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        20,894        20,894            --            --    (3,963,832)           --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations.......................   (41,430,262)  (29,955,568)   (7,762,198)      268,164   (30,662,878)  (35,332,822)
                                          ----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income (Class A)....      (393,694)     (663,300)     (939,326)     (652,115)     (937,343)           --
From net investment income (Class B)....        (6,306)      (11,700)      (10,674)       (2,885)      (12,657)           --
From net realized gain on investments
  (Class A).............................   (19,814,287)  (17,321,495)   (5,518,063)   (2,184,142)   (8,512,367)   (9,499,932)
From net realized gain on investments
  (Class B).............................      (340,713)     (318,505)      (63,937)       (9,858)     (120,633)     (143,068)
                                          ----------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................   (20,555,000)  (18,315,000)   (6,532,000)   (2,849,000)   (9,583,000)   (9,643,000)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    66,573,251    58,703,105    19,874,078     6,338,984    50,892,598    55,711,819
                                          ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS............................     4,587,989    10,432,537     5,579,880     3,758,148    10,646,720    10,735,997

NET ASSETS:
Beginning of period.....................   103,975,854   107,420,890    74,778,214    54,037,495   161,058,151   132,831,357
                                          ----------------------------------------------------------------------------------
End of period...........................  $108,563,843  $117,853,427  $ 80,358,094   $57,795,643  $171,704,871  $143,567,354
                                          ==================================================================================

---------------
Undistributed net investment income
  (loss)................................  $  2,128,154  $  3,284,165  $  3,165,445   $ 2,752,219  $  3,052,081  $     45,068
                                          ==================================================================================

See Notes to Financial Statements

----------------
222

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED MARCH 31, 2001


                                           LARGE CAP     LARGE CAP    LARGE CAP     MID CAP       MID CAP
                                             GROWTH      COMPOSITE      VALUE        GROWTH        VALUE      SMALL CAP
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $    (17,202) $    (5,151) $   208,842  $   (188,575) $   229,379  $   (31,187)
Net realized gain (loss) on
  investments...........................    (1,308,644)     (25,482)   1,385,701     2,103,284    2,233,613     (563,333)
Net realized gain (loss) on futures and
  options contracts.....................      (132,372)     (52,684)     (66,900)      (43,968)     (60,227)    (332,932)
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       125,310         (493)        (137)         (336)           1           --
Change in unrealized
  appreciation/depreciation
  on investments........................   (13,872,240)  (4,853,696)     115,523   (13,147,801)   1,950,223   (6,201,405)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       (78,903)         317            3             5           (2)          --
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        (3,212)      (6,683)      (5,755)       (5,304)     (10,937)      11,913
                                          ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations.......................   (15,287,263)  (4,943,872)   1,637,277   (11,282,695)   4,342,050   (7,116,944)
                                          ------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income (Class A)....       (46,478)          --     (189,306)           --     (187,629)          --
From net investment income (Class B)....        (3,522)          --      (15,694)           --      (17,371)          --
From net realized gain on investments
  (Class A).............................    (2,966,052)  (1,063,175)  (1,239,725)   (4,884,911)  (1,443,714)  (3,265,897)
From net realized gain on investments
  (Class B).............................      (266,948)     (56,825)    (105,275)     (503,089)    (137,286)    (234,103)
                                          ------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................    (3,283,000)  (1,120,000)  (1,550,000)   (5,388,000)  (1,786,000)  (3,500,000)
                                          ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    25,876,933    4,703,108    9,499,300    15,007,843    9,264,940    8,661,673
                                          ------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS............................     7,306,670   (1,360,764)   9,586,577    (1,662,852)  11,820,910   (1,955,271)

NET ASSETS:
Beginning of period.....................    27,860,260   18,671,863   16,751,288    28,059,238   16,640,247   21,144,054
                                          ------------------------------------------------------------------------------
End of period...........................  $ 35,166,930  $17,311,099  $26,337,865  $ 26,396,386  $28,461,237  $19,188,783
                                          ==============================================================================

---------------
Undistributed net investment income
  (loss)................................  $    (11,597) $        --  $    60,654  $       (229) $    82,683  $        --
                                          ==============================================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE PERIOD ENDED MARCH 31, 2001


                                          INTERNATIONAL  DIVERSIFIED      CASH         FOCUS        FOCUS     FOCUS GROWTH
                                             EQUITY      FIXED INCOME  MANAGEMENT     GROWTH+     TECHNET+    AND INCOME+
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............   $    34,463   $ 1,066,370   $  241,670   $      (385) $   (10,846) $     4,407
Net realized gain (loss) on
  investments...........................      (188,122)      (49,351)        (397)   (4,870,031)  (1,909,747)    (490,017)
Net realized gain (loss) on futures and
  options contracts.....................      (197,916)           --           --            --           --           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       (25,320)           --           --             2           --           --
Change in unrealized
  appreciation/depreciation
  on investments........................    (7,323,603)      505,118        1,684    (2,275,065)  (2,177,649)    (580,000)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       (47,546)           --           --            --           --           --
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        18,343            --           --            --           --           --
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations.......................    (7,729,701)    1,522,137      242,957    (7,145,479)  (4,098,242)  (1,065,610)
                                          --------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
From net investment income (Class A)....            --    (1,021,090)     (43,714)           --           --           --
From net investment income (Class B)....            --       (33,910)      (6,286)           --           --           --
From net realized gain on investments
  (Class A).............................      (755,570)           --           --            --           --           --
From net realized gain on investments
  (Class B).............................       (44,430)           --           --            --           --           --
                                          --------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................      (800,000)   (1,055,000)     (50,000)           --           --           --
                                          --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................     6,164,550     5,832,735   11,004,376    36,904,131    9,957,800    7,500,163
                                          --------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS............................    (2,365,151)    6,299,872   11,197,333    29,758,652    5,859,558    6,434,553

NET ASSETS:
Beginning of period.....................    20,389,952    16,783,875    4,123,317            --           --           --
                                          --------------------------------------------------------------------------------
End of period...........................   $18,024,801   $23,083,747   $15,320,650  $29,758,652  $ 5,859,558  $ 6,434,553
                                          ================================================================================

---------------
Undistributed net investment income
  (loss)................................   $   (19,576)  $   287,887   $  232,129   $        --  $        --  $     4,407
                                          ================================================================================

+ Commenced operations July 5, December 29 and December 29, respectively.

See Notes to Financial Statements

----------------
224

                 (This page has been left blank intentionally.)

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED MARCH 31, 2000

                                                           MULTI-                                    ASSET
                                             MULTI-       MANAGED        MULTI-        MULTI-     ALLOCATION:
                                            MANAGED       MODERATE       MANAGED       MANAGED    DIVERSIFIED
                                             GROWTH        GROWTH     INCOME/EQUITY    INCOME        GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $    814,329  $  1,738,440   $ 2,431,297   $ 2,486,111  $  2,087,285  $    (53,425)
Net realized gain (loss) on
  investments...........................    26,439,228    22,057,038     7,340,224     2,774,697    11,896,069    13,400,365
Net realized gain (loss) on futures and
  options contracts.....................      (381,346)           --            --            --    (1,973,076)           --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       158,036       120,837        60,820        22,861        (2,989)      (59,892)
Change in unrealized
  appreciation/depreciation on
  investments...........................     7,553,424     5,652,704     1,716,369      (731,267)    8,654,061    15,890,765
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       186,658       138,732        64,575        19,701       (11,548)         (389)
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................       (14,356)      (14,700)           --            --     1,783,339            --
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............    34,755,973    29,693,051    11,613,285     4,572,103    22,433,141    29,177,424
                                          ----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
Dividends from net investment income....      (820,000)   (1,605,000)   (2,012,000)   (2,281,000)   (2,202,000)           --
Distributions from net realized gain on
  investments...........................   (14,345,000)  (11,165,000)   (4,689,000)   (1,659,000)   (6,947,000)   (6,781,000)
                                          ----------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................   (15,165,000)  (12,770,000)   (6,701,000)   (3,940,000)   (9,149,000)   (6,781,000)
                                          ----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............    32,763,994    30,158,616    21,214,752    18,076,587    58,935,026    41,407,708
Proceeds from shares issued for
  reinvestment of dividends and
  distributions.........................    15,165,000    12,770,000     6,701,000     3,940,000     9,149,000     6,781,000
Cost of shares repurchased..............   (33,256,405)  (28,124,784)  (20,170,897)  (18,861,153)  (37,972,942)  (34,800,524)
                                          ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    14,672,589    14,803,832     7,744,855     3,155,434    30,111,084    13,388,184
                                          ----------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    34,263,562    31,726,883    12,657,140     3,787,537    43,395,225    35,784,608

NET ASSETS:
Beginning of period.....................    69,712,292    75,694,007    62,121,074    50,249,958   117,662,926    97,046,749
                                          ----------------------------------------------------------------------------------
End of period...........................  $103,975,854  $107,420,890   $74,778,214   $54,037,495  $161,058,151  $132,831,357
                                          ==================================================================================

---------------
Undistributed net investment income
  (loss)................................  $     84,102  $    431,603   $   822,698   $   606,354  $    313,322  $    (28,556)
                                          ==================================================================================

See Notes to Financial Statements

----------------
226

                                           LARGE CAP    LARGE CAP    LARGE CAP      MID CAP      MID CAP
                                            GROWTH      COMPOSITE      VALUE        GROWTH        VALUE
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)............  $   (66,379) $    11,046  $    193,284  $  (133,065) $   155,996
Net realized gain (loss) on
  investments...........................    2,814,305      442,115       936,020    3,208,067      882,175
Net realized gain (loss) on futures and
  options contracts.....................       55,195          326         7,047       16,901       (2,058)
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................       11,393       (1,383)          (41)          --            2
Change in unrealized
  appreciation/depreciation on
  investments...........................    5,237,861    3,054,777      (427,319)   8,800,550      309,971
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................       73,442         (347)           (4)          --            3
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................        8,358        2,658         4,249        7,295       12,219
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............    8,134,175    3,509,192       713,236   11,899,748    1,358,308
                                          ----------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
Dividends from net investment income....      (12,000)     (30,000)     (172,000)      (5,000)    (134,000)
Distributions from net realized gain on
  investments...........................     (552,000)     (22,500)     (394,000)    (552,000)    (473,000)
                                          ----------------------------------------------------------------
Total dividends and distributions to
  shareholders..........................     (564,000)     (52,500)     (566,000)    (557,000)    (607,000)
                                          ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............   13,682,203    3,798,451     5,818,186    7,683,895    3,407,560
Proceeds from shares issued for
  reinvestment of dividends and
  distributions.........................      564,000       52,500       566,000      557,000      607,000
Cost of shares repurchased..............   (8,872,277)    (469,579)   (3,405,281)  (5,411,219)  (1,213,344)
                                          ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................    5,373,926    3,381,372     2,978,905    2,829,676    2,801,216
                                          ----------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   12,944,101    6,838,064     3,126,141   14,172,424    3,552,524

NET ASSETS:
Beginning of period.....................   14,916,159   11,833,799    13,625,147   13,886,814   13,087,723
                                          ----------------------------------------------------------------
End of period...........................  $27,860,260  $18,671,863  $ 16,751,288  $28,059,238  $16,640,247
                                          ================================================================

---------------
Undistributed net investment income
  (loss)................................  $   (56,467) $      (637) $     56,949  $        --  $    58,303
                                          ================================================================

                                                                      DIVERSIFIED
                                                       INTERNATIONAL     FIXED        CASH
                                           SMALL CAP      EQUITY        INCOME     MANAGEMENT
----------------------------------------
OPERATIONS:
Net investment income (loss)............  $  (37,287)   $    19,999   $   879,545  $  108,678
Net realized gain (loss) on
  investments...........................   2,693,339      1,098,140      (212,731)        (35)
Net realized gain (loss) on futures and
  options contracts.....................      18,727         89,770            --          --
Net realized foreign exchange gain
  (loss) on other assets and
  liabilities...........................         (19)       (15,627)           --          --
Change in unrealized
  appreciation/depreciation on
  investments...........................   3,588,487      3,542,876      (456,699)       (159)
Change in unrealized foreign exchange
  gain/loss on other assets and
  liabilities...........................          --        (15,028)           --          --
Change in unrealized
  appreciation/depreciation on futures
  and options contracts.................     (10,691)       (12,781)           --          --
                                          ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations.............   6,252,556      4,707,349       210,115     108,484
                                          ----------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
Dividends from net investment income....     (13,000)       (85,000)     (705,000)    (82,000)
Distributions from net realized gain on
  investments...........................    (610,000)      (446,000)           --          --
                                          ----------------------------------------------------
Total dividends and distributions to
  shareholders..........................    (623,000)      (531,000)     (705,000)    (82,000)
                                          ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold...............   5,989,925      3,956,858     4,957,675   6,659,343
Proceeds from shares issued for
  reinvestment of dividends and
  distributions.........................     623,000        531,000       705,000      82,000
Cost of shares repurchased..............  (2,238,054)    (1,967,689)   (3,612,833) (4,665,570)
                                          ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from capital share
  transactions (Note 7).................   4,374,871      2,520,169     2,049,842   2,075,773
                                          ----------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................  10,004,427      6,696,518     1,554,957   2,102,257
NET ASSETS:
Beginning of period.....................  11,139,627     13,693,434    15,228,918   2,021,060
                                          ----------------------------------------------------
End of period...........................  $21,144,054   $20,389,952   $16,783,875  $4,123,317
                                          ====================================================
---------------
Undistributed net investment income
  (loss)................................  $       --    $   (36,947)  $   273,680  $   40,459
                                          ====================================================

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts. Shares of the Portfolios are held by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona. SunAmerica Asset Management Corp. ("SAAMCo"), an affiliate of the Life Company and an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), manages the Trust.

  The Trust currently consists of eighteen separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. The Board of Trustees may establish additional Portfolios in the future. Six of the Portfolios, which we call the "Seasons Portfolios," are available through the Seasons Variable Annuity Contract. Twelve additional Portfolios, which we call the "Seasons Select Portfolios" and the "Seasons Focused Portfolios," are available in addition to the Seasons Portfolios, through the Seasons Select and/or Seasons Select II Variable Annuity Contracts. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

  Effective October 16, 2000, shares of beneficial interest in each Portfolio of the Trust were divided into 2 classes of shares, Class A and Class B. All shares issued prior to such date have been reclassified as Class A shares. Class A shares of each Portfolio are offered only to contract holders of the Seasons and Seasons Select Variable Annuity Contracts. Class B shares of each Portfolio are offered only to contract holders of the Seasons Select II Variable Annuity Contract. Class B shares of a given Portfolio are identical in all respects to Class A shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class specific expenses; (ii) Class B shares are subject to service fees, while Class A shares are not; and (iii) Class B shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class B shares. The Board of Trustees may establish additional portfolios or classes in the future.

The investment objectives for each portfolio are as follows:

SEASONS PORTFOLIOS

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.
The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.
The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.
The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.
The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation. The STOCK PORTFOLIO seeks long-term capital appreciation with a secondary objective of increasing dividend income.

SEASONS SELECT PORTFOLIOS

The LARGE CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of large companies selected through a growth strategy.
The LARGE CAP COMPOSITE PORTFOLIO seeks long-term growth of capital and growth of dividend income by investing primarily in equity securities of large companies that offer the potential for long-term growth of capital or dividends. The LARGE CAP VALUE PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of large companies selected through a value strategy.
The MID CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium sized companies selected through a growth strategy.
The MID CAP VALUE PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium sized companies selected through a value strategy.
The SMALL CAP PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of small companies.
The INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of

----------------
228
issuers in at least three countries other than the U.S.
The DIVERSIFIED FIXED INCOME PORTFOLIO seeks relatively high current income and secondarily capital appreciation by investing primarily in fixed income securities.
The CASH MANAGEMENT PORTFOLIO seek high current yield while preserving capital by investing in a diversified selection of money market instruments.

SEASONS FOCUSED PORTFOLIOS

The FOCUS GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities of growth companies without regard to market capitalization.

The FOCUS TECHNET PORTFOLIO seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that Managers believe will benefit significantly from technological advances or improvements without regard to market capitalization.

The FOCUS GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Managers believe have elements of growth and value, issued by large cap companies. Each Manager may emphasize either a growth orientation or a value orientation at any particular time.

  Each Portfolio, except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income and Cash Management Portfolios, is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

  Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios ("Multi-Managed Seasons Portfolio(s)") allocates all of its assets among three or four distinct Managed Components, each managed by a separate Manager ("Manager" or collectively "Managers"). The three Managers of the Multi-Managed Seasons Portfolios are SAAMCo, Janus Capital Corporation ("Janus"), and Wellington Management Company, LLP ("WMC"). New share purchase and redemption requests in each Multi-Managed Seasons Portfolio will be allocated among the Managed Components of such portfolio as described in the chart below.

                                                 SUNAMERICA                              WMC/
                                                 AGGRESSIVE     JANUS     SUNAMERICA     FIXED
                                                   GROWTH      GROWTH      BALANCED     INCOME
                   PORTFOLIO                     COMPONENT    COMPONENT   COMPONENT    COMPONENT
------------------------------------------------------------------------------------------------
Multi-Managed Growth...........................     20%          40%         20%          20%
Multi-Managed Moderate Growth..................     18%          28%         18%          36%
Multi-Managed Income/Equity....................      0%          18%         28%          54%
Multi-Managed Income...........................      0%           8%         17%          75%

  Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Seasons Multi-Managed Portfolio will be reallocated or "rebalanced" among the managed components on at least a quarterly basis to restore the target allocations for such Portfolio.

  Each Seasons Select Portfolio except the Cash Management Portfolio (referred to hereinafter as the "Multi-Managed Seasons Select Portfolio(s)" is managed by several separate managers each of which advises a separate portion of the Portfolio. Each Multi-Managed Seasons Select Portfolio will allocate one portion of its portfolio to a passively-managed strategy that seeks to replicate a relevant index, or the relevant subset of an index.

  The Seasons Focused Portfolios, offers you access to at least two different professional managers each of which advises a separate portion of the Portfolio. Each manager actively selects a limited number of stocks that represent their best ideas. This "Focus" approach to investing results in a more concentrated portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

  New share purchase and redemption requests in each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio will be allocated equally among the Managers, unless SAAMCo determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interest of the Portfolio and its shareholders.

                                                                ----------------

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at March 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain and losses on other assets and liabilities and change in unrealized foreign exchange gain and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios, which earn foreign income and capital gains, may be subject to foreign withholding taxes at various rates.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class.)

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific

----------------
230
identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the statement of operations.

  Dividends from net investment income and capital gain distributions, if any, are paid annually.

  The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended March 31, 2001, the reclassification arising from "book/tax" differences resulted in increases (decreases) to the components of net assets as follows:

                                                           ACCUMULATED      ACCUMULATED
                                                          UNDISTRIBUTED    UNDISTRIBUTED
                                                          NET INVESTMENT   NET REALIZED    PAID-IN
                                                          INCOME/(LOSS)     GAIN/(LOSS)    CAPITAL
                                                          -----------------------------------------
Multi-Managed Growth....................................     $521,517        $(518,305)    $ (3,212)
Multi-Managed Moderate Growth...........................      367,193         (365,180)      (2,013)
Multi-Managed Income/Equity.............................      138,248         (135,036)      (3,212)
Multi-Managed Income....................................        7,690           (4,478)      (3,212)
Asset Allocation: Diversified Growth....................       82,786          (79,574)      (3,212)
Stock...................................................      (22,858)          26,070       (3,212)
Large Cap Growth........................................      112,072         (102,202)      (9,870)
Large Cap Composite.....................................        5,788           (5,788)          --
Large Cap Value.........................................         (137)             137           --
Mid Cap Growth..........................................      188,346         (102,027)     (86,319)
Mid Cap Value...........................................            1               (1)          --
Small Cap...............................................       31,187          (31,187)          --
International Equity....................................      (17,092)          17,816         (724)
Diversified Fixed Income................................        2,837           (2,837)          --
Cash Management.........................................           --               --           --
Focus Growth............................................          385               (2)        (383)
Focus TechNet...........................................       10,846               --      (10,846)
Focus Growth and Income.................................           --               --           --

  ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Seasons Portfolios of the Trust amounted to $91,410. Such organizational expenses are being amortized on a straight line basis by each applicable Seasons Portfolio over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations. Organization expenses incurred by the Seasons Select Portfolios and Seasons Focused Portfolios were expensed as incurred.

3. OPERATING POLICIES

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

                                                                ----------------

  Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

  At March 31, 2001 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, Multi-Managed Income, Large Cap Value, Mid Cap Growth and Diversified Fixed Income Portfolios had a 1.8%, 3.9%, 2.8%, 4.5%, 0.2%, 1.5% and 0.4%, respectively, undivided interest, representing $1,020,000, $2,200,000, $1,605,000, $2,565,000, $125,000, $825,000 and $235,000,
respectively, in principal amount, in a joint repo with UBS Warburg LLC, which is dated March 30, 2001, bears interest at a rate of 5.28% per annum, has a principal amount of $56,495,000, and a repurchase price of $56,519,858, matures on April 2, 2001 and is collateralized by $45,152,000 U.S. Treasury Bonds (bearing interest at the rate of 11.63% per annum and maturing November 15, 2004), which have an approximate value of $57,579,469.

  In addition, at March 31, 2001 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/ Equity, Multi-Managed Income, Large Cap Composite, Small Cap, Diversified Fixed Income, Cash Management, Focus TechNet and Focus Growth and Income Portfolios had a 2.5%, 2.0%, 1.1%, 0.3%, 0.3%, 0.4%, 0.3%, 0.8%, 0.2% and 0.2%, respectively, undivided interest, representing $8,200,000, $6,419,000, $3,560,000, $1,138,000, $920,000, $1,436,000,
$1,078,000, $2,489,000, $534,000 and $660,000, respectively, in principal amount in a joint repo with State Street Bank & Trust Co., which is dated March 30, 2001, bears interest at the rate of 5.15% per annum, has a principal amount of $328,523,000 and a repurchase price of $328,663,991, matures on April 2, 2001 and is collateralized by $47,310,000 U.S. Treasury Notes (bearing interest at the rate of 5.63% per annum and maturing September 30, 2001), $48,120,000 U.S. Treasury Notes (bearing interest at the rate of 6.63% per annum and maturing July 31, 2001), $95,200,000 U.S. Treasury Notes (bearing interest at the rate of 6.13% per annum and maturing December 31, 2001), $47,890,000 U.S. Treasury Notes (bearing interest at the rate of 7.88% per annum and maturing August 15, 2001), $24,740,000 U.S. Treasury Bonds (bearing interest at the rate of 3.46% per annum and maturing June 28, 2001), $47,030,000 U.S. Treasury Notes (bearing interest at the rate of 6.38% per annum and maturing June 30, 2002) and $15,135,000 U.S. Treasury Bonds (bearing interest at the rate of 6.25% per annum and maturing
May 15, 2030), which together have an approximate value of $335,139,299.

  In addition, at March 31, 2001 the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income, Small Cap, Cash Management and Focus TechNet Portfolios had a 1.7%, 2.3%, 0.3%, 0.3%, 1.0% and 0.2%, respectively, undivided interest, representing $5,000,000, $7,000,000, $1,000,000, $1,000,000,
$3,000,000 and $525,000, respectively, in principal amount in a joint repo with UBS Warburg LLC, which is dated March 30, 2001, bears interest at the rate of 5.28% per annum, has a principal amount of $300,000,000 and a repurchase price of $300,132,000, matures on April 2, 2001 and is collateralized by $306,925,000 U.S. Treasury Bills (bearing interest at the rate of 4.97% per annum and maturing April 19, 2001), which have an approximate value of $306,004,225.

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of

----------------
232
the option. When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option, which the Portfolio has written, is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  During the year ended March 31, 2001, transactions in written option contracts were as follows:

                                                                       MULTI-MANAGED
                                           MULTI-MANAGED GROWTH       MODERATE GROWTH           SMALL CAP
                                           ---------------------   ---------------------   --------------------
                                           CONTRACTS    AMOUNT     CONTRACTS    AMOUNT     CONTRACTS    AMOUNT
                                           ---------   ---------   ---------   ---------   ---------   --------
Written option contracts as of 3/31/00...     (48)     $(125,206)     (48)     $(125,206)     (22)     $(54,303)
Options written during the period........     (96)      (187,003)     (96)      (187,003)     (42)      (83,304)
Written options assigned during the
  period.................................      --             --       --             --       --            --
Written options closed during the
  period.................................     144        220,044      144        220,044       64        95,732
Net realized gain on written options
  closed.................................      --         92,165       --         92,165       --        41,875
                                              ---      ---------      ---      ---------      ---      --------
Written option contracts as of 3/31/01...      --      $      --       --      $      --       --      $     --
                                              ===      =========      ===      =========      ===      ========

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements at March 31, 2001, were as follows:

                                  AGGREGATE     AGGREGATE
                                 UNREALIZED    UNREALIZED     GAIN/(LOSS)      COST OF      CAPITAL LOSS   CAPITAL LOSS
                                    GAIN          LOSS            NET        INVESTMENTS    CARRYOVER*+      UTILIZED
                                 --------------------------------------------------------------------------------------
Multi-Managed Growth#@.........  $ 2,638,110   $23,100,564   $(20,462,454)   $129,709,019    $       --     $       --
Multi-Managed Moderate
  Growth#......................    3,142,506    18,364,481    (15,221,975)    133,557,304            --             --
Multi-Managed Income/Equity#...    1,969,214     8,511,318     (6,542,104)     85,431,700            --             --
Multi-Managed Income#..........    1,380,291     3,529,491     (2,149,200)     60,512,309            --             --
Asset Allocation: Diversified
  Growth#@.....................    6,077,737    17,903,314    (11,825,577)    185,557,407            --             --
Stock#.........................   10,028,846    22,501,143    (12,472,297)    155,862,987            --             --
Large Cap Growth#@.............      887,226     9,114,534     (8,227,308)     43,323,744            --             --
Large Cap Composite#...........    1,172,875     2,851,845     (1,678,970)     18,730,866            --             --
Large Cap Value@...............    1,937,597     2,201,380       (263,783)     26,637,586            --             --
Mid Cap Growth#@...............    2,667,099     6,747,892     (4,080,793)     30,428,786            --             --
Mid Cap Value..................    3,498,947     1,464,973      2,033,974      26,303,713            --             --
Small Cap#.....................    1,851,991     5,078,748     (3,226,757)     22,881,255            --             --
International Equity#@.........      689,143     4,079,517     (3,390,374)     22,465,030            --             --
Diversified Fixed Income#......      455,370       616,059       (160,689)     23,236,036       212,646             --
Cash Management#...............        1,650            80          1,570      16,243,661           413             --
Focus Growth#..................      713,165     3,449,585     (2,736,420)     32,718,838     1,646,798             --
Focus TechNet#.................       11,853     2,630,341     (2,618,488)      8,520,141            --             --
Focus Growth and Income#.......       38,099       712,820       (674,721)      6,904,014            --             --

-------------
*   Expires 2008-2009.
# Post 10/31/00 Capital Loss Deferrals: Multi-Managed Growth $8,218,291, Multi-Managed Moderate Growth $6,076,127, Multi-Managed Income/Equity $1,523,434, Multi-Managed Income $415,204, Asset Allocation: Diversified Growth $7,204,882, Stock $933,048, Large Cap Growth $1,721,806, Large Cap Composite $444,355, Mid Cap Growth $547,330, Small Cap $1,874,143, International Equity $595,102, Diversified Fixed Income $25,088, Cash Management $57, Focus Growth $2,761,878, Focus TechNet $1,468,908, and Focus Growth and Income $395,296.
@   Post 10/31/00 Currency Loss Deferrals: Multi-Managed Growth $4,476, Asset
    Allocation: Diversified Growth $61,209, Large Cap Growth $17,228, Large Cap Value $3, Mid Cap Growth $229, International Equity $31,693.
+ Net capital loss carryovers reported as of March 31, 2001, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs, to provide investment

                                                                ----------------
advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SAAMCo. Pursuant to the Agreement entered into between SAAMCo (the "Adviser") and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee equal to the following percentage of average daily net assets:

                                                                                       MANAGEMENT
PORTFOLIO                                                             ASSETS              FEES
-------------------------------------------------------------------------------------------------
Multi-Managed Growth                                          >0                         0.89%
Multi-Managed Moderate Growth                                 >0                         0.85%
Multi-Managed Income/Equity                                   >0                         0.81%
Multi-Managed Income                                          >0                         0.77%
Asset Allocation: Diversified Growth                          >0                         0.85%
Stock                                                         >0                         0.85%
Large Cap Growth, Large Cap Composite,                        0-$250 million             0.80%
  Large Cap Value                                             >$250 million              0.75%
                                                              >$500 million              0.70%
Mid Cap Growth, Mid Cap Value,                                0-$250 million             0.85%
  Small Cap                                                   >$250 million              0.80%
                                                              >$500 million              0.75%
International Equity                                          > 0                        1.00%
Diversified Fixed Income                                      0-$200 million             0.70%
                                                              >$200 million              0.65%
                                                              >$400 million              0.60%
Cash Management                                               0-$100 million             0.55%
                                                              >$100 million              0.50%
                                                              >$300 million              0.45%
Focus Growth                                                  >0                         1.00%
Focus TechNet                                                 >0                         1.20%
Focus Growth and Income                                       >0                         1.00%

  The Agreement authorizes SAAMCo to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations described below act as Subadvisers (with the exception of SAAMCo, which acts as Adviser,) to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Each of the Subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses. Portfolio management is allocated among the following managers:

PORTFOLIO                                                      SUBADVISER
------------------------------------------------------------------------------------------
Multi-Managed Growth                          Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Moderate Growth                 Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Income/Equity                   Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Multi-Managed Income                          Janus Capital Corporation
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Asset Allocation: Diversified Growth          Putnam Investment Management, Inc.
Stock                                         T. Rowe Price Associates, Inc.

----------------
234

PORTFOLIO                                                      SUBADVISER
------------------------------------------------------------------------------------------
Large Cap Growth                              Bankers Trust Company
                                              Goldman Sachs Asset Management
                                              Janus Capital Corporation
Large Cap Composite                           Bankers Trust Company
                                              SunAmerica Asset Management Corp.
                                              T. Rowe Price Associates, Inc.
Large Cap Value                               Bankers Trust Company
                                              T. Rowe Price Associates, Inc.
                                              Wellington Management Company, LLP
Mid Cap Growth                                Bankers Trust Company
                                              T. Rowe Price Associates, Inc.
                                              Wellington Management Company, LLP
Mid Cap Value                                 Bankers Trust Company
                                              Goldman Sachs Asset Management
                                              Lord, Abbett & Co.
Small Cap                                     Bankers Trust Company
                                              Lord, Abbett & Co.
                                              SunAmerica Asset Management Corp.
International Equity                          Bankers Trust Company
                                              Goldman Sachs Asset Management International
                                              Lord, Abbett & Co.
Diversified Fixed Income                      Bankers Trust Company
                                              SunAmerica Asset Management Corp.
                                              Wellington Management Company, LLP
Cash Management                               SunAmerica Asset Management Corp.
Focus Growth                                  Fred Alger Management, Inc.
                                              Jennison Associates LLC
                                              Marsico Capital Management, LLC
Focus TechNet                                 Dresdner RCM Global Investors LLC
                                              SunAmerica Asset Management Corp.
                                              Van Wagoner Capital Management, Inc.
Focus Growth and Income                       Marsico Capital Management, LLC
                                              SunAmerica Asset Management Corp.

  The Adviser has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolios' average net assets: Multi-Managed Growth Portfolio 1.29% and 1.44% for Class A shares and Class B shares, respectively. Multi-Managed Moderate Growth Portfolio, Asset Allocation Diversified Growth Portfolio and Stock Portfolio 1.21% for Class A shares and 1.36% for Class B shares. Multi-Managed Income/Equity Portfolio 1.14% and 1.29% for Class A shares and Class B shares, respectively. Multi-Managed Income Portfolio 1.06% and 1.21% for Class A shares and Class B shares, respectively. Large Cap Growth Portfolio, Large Cap Composite Portfolio and Large Cap Value Portfolio 1.10% for Class A shares and 1.25% for Class B shares. Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Small Cap Portfolio 1.15% for Class A shares and 1.30% for
Class B shares. International Equity Portfolio and Focus Growth Portfolio 1.30% for Class A shares and 1.45% for Class B shares. Diversified Fixed Income Portfolio 1.00% and 1.15% for Class A shares and Class B shares, respectively. Cash Management Portfolio 0.85% and 1.00% for Class A shares and Class B shares, respectively. Focus TechNet Portfolio and Focus Growth and Income Portfolio 1.65% and 1.45% for Class B shares, respectively. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payments to the Adviser and remain in compliance with the foregoing expense limitations.

                                                                ----------------

  At March 31, 2001, the amounts repaid to the Adviser which are included in the management fee on the statement of operations along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              ---------------------
Multi-Managed Income/Equity Portfolio.......................  $   457     $     --
Multi-Managed Income Portfolio..............................    1,082       34,809
Asset Allocation: Diversified Growth Portfolio..............    8,313           --
Large Cap Growth Portfolio..................................       --      116,053
Large Cap Composite Portfolio...............................       --      159,170
Large Cap Value Portfolio...................................       --      147,770
Mid Cap Growth Portfolio....................................       --      119,349
Mid Cap Value Portfolio.....................................       --      149,046
Small Cap Portfolio.........................................       --      149,490
International Equity Portfolio..............................       --      289,878
Diversified Fixed Income Portfolio..........................       --      157,004
Cash Management Portfolio...................................       --      127,927
Focus Growth Portfolio......................................       --       64,682
Focus TechNet Portfolio.....................................       --       27,299
Focus Growth and Income Portfolio...........................       --       28,522

  Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to reimburse the Life Company for expenditures made to financial intermediaries for providing services to contract holders of the Seasons Select II Variable Annuity Contract who are the indirect beneficial owners of the Portfolios' Class B shares.

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended March 31, 2001, were as follows:

                               PURCHASES OF PORTFOLIO         SALES OF PORTFOLIO
                             SECURITIES (EXCLUDING U.S.   SECURITIES (EXCLUDING U.S.     PURCHASES OF U.S.         SALES OF U.S.
                               GOVERNMENT SECURITIES)       GOVERNMENT SECURITIES)     GOVERNMENT SECURITIES   GOVERNMENT SECURITIES
                             -------------------------------------------------------------------------------------------------------
Multi-Managed Growth.......         $142,714,188                 $102,583,458               $ 12,029,143           $ 15,311,466
Multi-Managed Moderate
  Growth...................          130,203,479                   95,652,587                 15,298,758             22,611,461
Multi-Managed
  Income/Equity............           53,273,025                   37,376,390                 19,660,267             25,064,500
Multi-Managed Income.......           30,078,920                   22,821,180                 15,822,807             19,196,496
Asset Allocation:
  Diversified Growth.......          151,743,013                  114,862,738                165,545,821            159,955,535
Stock......................          147,530,586                  104,349,114                         --                     --
Large Cap Growth...........           31,660,631                   11,139,877                         --                     --
Large Cap Composite........           13,517,461                   11,008,706                         --                 53,925
Large Cap Value............           17,377,268                    9,354,543                         --                     --
Mid Cap Growth.............           26,209,805                   17,404,463                         --                     --
Mid Cap Value..............           20,467,855                   12,401,206                         --                     --
Small Cap..................           28,676,385                   25,279,869                         --                     --
International Equity.......            8,788,372                    4,438,882                         --                     --
Diversified Fixed Income...            2,940,823                    1,954,376                  6,271,828              2,642,726
Cash Management............                   --                           --                         --                     --
Focus Growth...............           65,099,936                   32,073,019                         --                     --
Focus TechNet..............           15,477,678                    7,212,927                         --                     --
Focus Growth & Income......            2,758,282                    8,497,717                         --                     --

----------------
236

7. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares of each Class of each portfolio were as follows:

                                                       MULTI-MANAGED GROWTH PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................   2,915,487   $ 51,285,649    1,712,782   $ 32,763,994   1,011,118   $14,276,759
Reinvested dividends.........   1,342,578     20,207,981      775,470     15,165,000      23,055       347,019
Shares redeemed..............  (1,081,518)   (17,960,680)  (1,700,356)   (33,256,405)   (121,916)   (1,583,477)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................   3,176,547   $ 53,532,950      787,896   $ 14,672,589     912,257   $13,040,301
                               ==========   ============   ==========   ============   =========   ===========

                                                  MULTI-MANAGED MODERATE GROWTH PORTFOLIO
                               ------------------------------------------------------------------------------
                                                     CLASS A                                  CLASS B
                               ----------------------------------------------------   -----------------------
                                                                                          FOR THE PERIOD
                                     FOR THE YEAR               FOR THE YEAR             OCTOBER 16, 2000*
                                        ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001             MARCH 31, 2000             MARCH 31, 2001
                               ------------------------   -------------------------   -----------------------
                                SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ---------   ------------   ----------   ------------   ---------   -----------
Shares sold..................  2,471,742   $ 40,519,881    1,802,685   $ 30,158,616   1,122,394   $15,370,522
Reinvested dividends.........  1,269,906     17,984,795      743,857     12,770,000      23,316       330,205
Shares redeemed..............   (953,540)   (14,791,532)  (1,654,036)   (28,124,784)    (55,419)     (710,766)
                               ---------   ------------   ----------   ------------   ---------   -----------
Net increase.................  2,788,108   $ 43,713,144      892,506   $ 14,803,832   1,090,291   $14,989,961
                               =========   ============   ==========   ============   =========   ===========

                                                   MULTI-MANAGED INCOME/EQUITY PORTFOLIO
                               -----------------------------------------------------------------------------
                                                      CLASS A                                 CLASS B
                               -----------------------------------------------------   ---------------------
                                                                                          FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR            OCTOBER 16, 2000*
                                         ENDED                       ENDED                    THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000            MARCH 31, 2001
                               -------------------------   -------------------------   ---------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                               ----------   ------------   ----------   ------------   --------   ----------
Shares sold..................   1,569,721   $ 21,188,966    1,552,450   $ 21,214,752   681,406    $8,550,661
Reinvested dividends.........     507,463      6,457,389      491,388      6,701,000     5,863        74,611
Shares redeemed..............  (1,206,345)   (15,698,453)  (1,468,768)   (20,170,897)  (57,167)     (699,096)
                               ----------   ------------   ----------   ------------   -------    ----------
Net increase.................     870,838   $ 11,947,902      575,070   $  7,744,855   630,102    $7,926,176
                               ==========   ============   ==========   ============   =======    ==========

                                                      MULTI-MANAGED INCOME PORTFOLIO
                               -----------------------------------------------------------------------------
                                                      CLASS A                                 CLASS B
                               -----------------------------------------------------   ---------------------
                                                                                          FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR            OCTOBER 16, 2000*
                                         ENDED                       ENDED                    THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000            MARCH 31, 2001
                               -------------------------   -------------------------   ---------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
                               ----------   ------------   ----------   ------------   --------   ----------
Shares sold..................     987,758   $ 11,906,354    1,494,584   $ 18,076,587   490,012    $5,802,461
Reinvested dividends.........     240,860      2,836,257      331,586      3,940,000     1,082        12,743
Shares redeemed..............  (1,138,647)   (13,605,414)  (1,557,621)   (18,861,153)  (52,078)     (613,417)
                               ----------   ------------   ----------   ------------   -------    ----------
Net increase.................      89,971   $  1,137,197      268,549   $  3,155,434   439,016    $5,201,787
                               ==========   ============   ==========   ============   =======    ==========

*  Inception of the class

                                                                ----------------

                                               ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................   4,233,265   $ 55,249,010    4,422,800   $ 58,935,026   1,706,496   $20,400,950
Reinvested dividends.........     765,294      9,449,709      678,569      9,149,000      10,795       133,290
Shares redeemed..............  (2,616,379)   (32,749,155)  (2,869,977)   (37,972,942)   (139,724)   (1,591,206)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................   2,382,180   $ 31,949,564    2,231,392   $ 30,111,084   1,577,567   $18,943,034
                               ==========   ============   ==========   ============   =========   ===========

                                                               STOCK PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................   2,974,140   $ 52,942,186    2,403,922   $ 41,407,708   1,101,242   $17,823,038
Reinvested dividends.........     546,940      9,499,932      382,563      6,781,000       8,240       143,068
Shares redeemed..............  (1,312,905)   (23,400,462)  (1,996,632)   (34,800,524)    (86,124)   (1,295,943)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................   2,208,175   $ 39,041,656      789,853   $ 13,388,184   1,023,358   $16,670,163
                               ==========   ============   ==========   ============   =========   ===========

                                                         LARGE CAP GROWTH PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................   2,183,333   $ 27,286,940    1,096,048   $ 13,682,203   1,162,594   $11,830,349
Reinvested dividends.........     275,064      3,012,530       41,400        564,000      24,696       270,470
Shares redeemed..............  (1,208,176)   (15,517,516)    (658,656)    (8,872,277)   (104,086)   (1,005,840)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................   1,250,221   $ 14,781,954      478,792   $  5,373,926   1,083,204   $11,094,979
                               ==========   ============   ==========   ============   =========   ===========

                                                        LARGE CAP COMPOSITE PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................     565,452   $  6,782,895      333,272   $  3,798,451     358,265   $ 3,797,407
Reinvested dividends.........      95,684      1,063,175        4,438         52,500       5,115        56,825
Shares redeemed..............    (558,313)    (6,641,123)     (40,534)      (469,579)    (35,811)     (356,071)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................     102,823   $  1,204,947      297,176   $  3,381,372     327,569   $ 3,498,161
                               ==========   ============   ==========   ============   =========   ===========

*  Inception of the class

----------------
238

                                                          LARGE CAP VALUE PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................     974,632   $ 10,642,344      549,153   $  5,818,186     869,893   $ 9,625,154
Reinvested dividends.........     132,744      1,429,031       53,871        566,000      11,237       120,969
Shares redeemed..............  (1,038,156)   (11,292,850)    (328,750)    (3,405,281)    (95,604)   (1,025,348)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................      69,220   $    778,525      274,274   $  2,978,905     785,526   $ 8,720,775
                               ==========   ============   ==========   ============   =========   ===========

                                                          MID CAP GROWTH PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................   1,496,261   $ 22,145,320      566,594   $  7,683,895     836,886   $ 9,871,248
Reinvested dividends.........     406,359      4,884,911       37,934        557,000      41,863       503,089
Shares redeemed..............  (1,442,420)   (21,586,196)    (368,617)    (5,411,219)    (75,026)     (810,529)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................     460,200   $  5,444,035      235,911   $  2,829,676     803,723   $ 9,563,808
                               ==========   ============   ==========   ============   =========   ===========

                                                           MID CAP VALUE PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................     730,932   $  8,637,943      331,021   $  3,407,560     693,540   $ 8,566,904
Reinvested dividends.........     140,872      1,631,343       61,727        607,000      13,355       154,657
Shares redeemed..............    (716,817)    (8,490,488)    (122,442)    (1,213,344)   (101,113)   (1,235,419)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................     154,987   $  1,778,798      270,306   $  2,801,216     605,782   $ 7,486,142
                               ==========   ============   ==========   ============   =========   ===========

                                                             SMALL CAP PORTFOLIO
                               -------------------------------------------------------------------------------
                                                      CLASS A                                  CLASS B
                               -----------------------------------------------------   -----------------------
                                                                                           FOR THE PERIOD
                                     FOR THE YEAR                FOR THE YEAR             OCTOBER 16, 2000*
                                         ENDED                       ENDED                     THROUGH
                                    MARCH 31, 2001              MARCH 31, 2000             MARCH 31, 2001
                               -------------------------   -------------------------   -----------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                               ----------   ------------   ----------   ------------   ---------   -----------
Shares sold..................   1,128,802   $ 13,269,242      485,494   $  5,989,925     593,038   $ 5,598,741
Reinvested dividends.........     344,650      3,265,897       48,357        623,000      24,712       234,103
Shares redeemed..............  (1,154,972)   (13,293,323)    (155,967)    (2,238,054)    (46,974)     (412,987)
                               ----------   ------------   ----------   ------------   ---------   -----------
Net increase.................     318,480   $  3,241,816      377,884   $  4,374,871     570,776   $ 5,419,857
                               ==========   ============   ==========   ============   =========   ===========

*  Inception of the class

                                                                ----------------

                                                        INTERNATIONAL EQUITY PORTFOLIO
                                 ----------------------------------------------------------------------------
                                                      CLASS A                                 CLASS B
                                 --------------------------------------------------   -----------------------
                                                                                          FOR THE PERIOD
                                       FOR THE YEAR               FOR THE YEAR           OCTOBER 16, 2000*
                                           ENDED                     ENDED                    THROUGH
                                      MARCH 31, 2001             MARCH 31, 2000           MARCH 31, 2001
                                 -------------------------   ----------------------   -----------------------
                                   SHARES        AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT
                                 ----------   ------------   --------   -----------   ---------   -----------
Shares sold....................   1,061,968   $ 11,903,994    329,571   $ 3,956,858   1,318,383   $11,845,221
Reinvested dividends...........      76,028        755,569     43,179       531,000       4,472        44,430
Shares redeemed................  (1,142,177)   (12,296,697)  (152,148)   (1,967,689)   (693,679)   (6,087,967)
                                 ----------   ------------   --------   -----------   ---------   -----------
Net increase (decrease)........      (4,181)  $    362,866    220,602   $ 2,520,169     629,176   $ 5,801,684
                                 ==========   ============   ========   ===========   =========   ===========

                                                       DIVERSIFIED FIXED INCOME PORTFOLIO
                                   ---------------------------------------------------------------------------
                                                         CLASS A                                CLASS B
                                   ---------------------------------------------------   ---------------------
                                                                                            FOR THE PERIOD
                                          FOR THE YEAR               FOR THE YEAR          OCTOBER 16, 2000*
                                             ENDED                      ENDED                   THROUGH
                                         MARCH 31, 2001             MARCH 31, 2000          MARCH 31, 2001
                                   --------------------------   ----------------------   ---------------------
                                     SHARES         AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                   -----------   ------------   --------   -----------   --------   ----------
Shares sold......................      881,153   $  8,667,765    510,170   $ 4,957,675   701,140    $6,908,724
Reinvested dividends.............      106,803      1,021,090     74,150       705,000     3,547        33,910
Shares redeemed..................   (1,066,156)   (10,500,971)  (373,720)   (3,612,833)  (30,114)     (297,783)
                                   -----------   ------------   --------   -----------   -------    ----------
Net increase (decrease)..........      (78,200)  $   (812,116)   210,600   $ 2,049,842   674,573    $6,644,851
                                   ===========   ============   ========   ===========   =======    ==========

                                                            CASH MANAGEMENT PORTFOLIO
                                    -------------------------------------------------------------------------
                                                        CLASS A                               CLASS B
                                    -----------------------------------------------   -----------------------
                                                                                          FOR THE PERIOD
                                         FOR THE YEAR             FOR THE YEAR           OCTOBER 16, 2000*
                                            ENDED                    ENDED                    THROUGH
                                        MARCH 31, 2001           MARCH 31, 2000           MARCH 31, 2001
                                    ----------------------   ----------------------   -----------------------
                                     SHARES      AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT
                                    --------   -----------   --------   -----------   ---------   -----------
Shares sold.......................   653,823   $ 6,890,476    649,698   $ 6,659,343   1,798,783   $18,098,737
Reinvested dividends..............     4,144        43,714      8,079        82,000         595         6,286
Shares redeemed...................  (603,059)   (6,311,183)  (456,212)   (4,665,570)   (825,227)   (7,723,654)
                                    --------   -----------   --------   -----------   ---------   -----------
Net increase......................    54,908   $   623,007    201,565   $ 2,075,773     974,151   $10,381,369
                                    ========   ===========   ========   ===========   =========   ===========

                                                                     FOCUS GROWTH PORTFOLIO
                                                        -------------------------------------------------
                                                                CLASS A                   CLASS B
                                                        -----------------------   -----------------------
                                                            FOR THE PERIOD            FOR THE PERIOD
                                                             JULY 5, 2000            OCTOBER 16, 2000*
                                                                THROUGH                   THROUGH
                                                            MARCH 31, 2001            MARCH 31, 2001
                                                        -----------------------   -----------------------
                                                         SHARES       AMOUNT       SHARES       AMOUNT
                                                        ---------   -----------   ---------   -----------
Shares sold...........................................  2,795,206   $26,320,007   1,621,256   $12,848,510
Reinvested dividends..................................         --            --          --            --
Shares redeemed.......................................   (182,739)   (1,560,938)    (94,388)     (703,448)
                                                        ---------   -----------   ---------   -----------
Net increase..........................................  2,612,467   $24,759,069   1,526,868   $12,145,062
                                                        =========   ===========   =========   ===========

*  Inception of the class

----------------
240

                                                           FOCUS TECHNET                FOCUS GROWTH AND
                                                             PORTFOLIO                  INCOME PORTFOLIO
                                                       ----------------------         ---------------------
                                                              CLASS B                        CLASS B
                                                       ----------------------         ---------------------
                                                           FOR THE PERIOD                FOR THE PERIOD
                                                         DECEMBER 29, 2000*            DECEMBER 29, 2000*
                                                              THROUGH                        THROUGH
                                                           MARCH 31, 2001                MARCH 31, 2001
                                                       ----------------------         ---------------------
                                                        SHARES       AMOUNT            SHARES      AMOUNT
                                                       ---------   ----------         --------   ----------
Shares sold..........................................  1,025,104   $9,963,245         763,718    $7,507,177
Reinvested dividends                                          --           --              --            --
Shares redeemed......................................       (884)      (5,445)           (801)       (7,014)
                                                       ---------   ----------         -------    ----------
Net increase.........................................  1,024,220   $9,957,800         762,917    $7,500,163
                                                       =========   ==========         =======    ==========

*  Inception of the class

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                     BANK OF    FRED ALGER &   PRUDENTIAL     GOLDMAN
                                                     AMERICA     CO., INC.     SECURITIES   SACHS & CO.
                                                     --------------------------------------------------
Large Cap Growth...................................   $   --       $    --        $ --          $883
Mid Cap Value......................................       --            --          --           384
Focus Growth.......................................    2,426        17,498         127            --
Focus Growth and Income............................      193            --          --            --

  Effective January 1, 1999, SAAMCo, the investment adviser, became a wholly owned subsidiary of AIG. As disclosed in the investment portfolios, certain Portfolios own securities issued by AIG or an affiliate thereof. During the period ended March 31, 2001, transactions in securities of AIG and subsidiaries of AIG were as follows:

                                                                                 REALIZED
                                                         SECURITY                GAIN/LOSS    INCOME
                                            ---------------------------------------------------------
Multi-Managed Growth......................  Crown Castle International Corp.      $    30     $1,267
Multi-Managed Moderate Growth.............  Crown Castle International Corp.           61      1,819
Multi-Managed Income/Equity...............  Crown Castle International Corp.           61      1,040
Multi-Managed Income......................  Crown Castle International Corp.           --      3,472
Asset Allocation: Diversified Growth......  American International Group, Inc.         --      1,258
Large Cap Growth..........................  American International Group, Inc.         --        180
                                            Crown Castle International Corp.           --         --
Large Cap Composite.......................  American International Group, Inc.        816        163
Large Cap Value...........................  American International Group, Inc.     81,114        242
Mid Cap Growth............................  Crown Castle International Corp.       44,871         --
Mid Cap Value.............................  21st Century Insurance Group               --          5
                                            Crown Castle International Corp.           --         --
                                            Transatlantic Holdings, Inc.               --         21
Small Cap.................................  Mettler-Toledo International, Inc.        656         --

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                       DECLARED     DIVIDENDS      NET
          NET ASSET                   NET REALIZED                     FROM NET     FROM NET      ASSET
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-      REALIZED      VALUE
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT        MENT        GAIN ON      END OF       TOTAL
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)     INCOME     INVESTMENTS    PERIOD    RETURN(***)
-----------------------------------------------------------------------------------------------------------------------
                                        Multi-Managed Growth Portfolio Class A

4/15/97-
3/31/98      $10.00      $ 0.18          $ 2.95          $  3.13        $(0.08)      $(0.20)     $ 12.85       31.55%
3/31/99       12.85        0.16            4.41             4.57         (0.18)       (0.03)       17.21       35.98
3/31/00       17.21        0.18            7.72             7.90         (0.19)       (3.44)       21.48       49.03
3/31/01       21.48        0.30           (6.30)           (6.00)        (0.06)       (3.26)       12.16      (30.90)

                                        Multi-Managed Growth Portfolio Class B
10/16/00-
3/31/01       19.41        0.11           (4.05)           (3.94)        (0.06)       (3.26)       12.15      (23.61)

                                   Multi-Managed Moderate Growth Portfolio Class A
4/15/97-
3/31/98       10.00        0.27            2.40             2.67         (0.13)       (0.17)       12.37       26.86

3/31/99       12.37        0.28            3.10             3.38         (0.23)       (0.02)       15.50       27.73
3/31/00       15.50        0.33            5.24             5.57         (0.30)       (2.17)       18.60       37.90
3/31/01       18.60        0.44           (4.25)           (3.81)        (0.10)       (2.48)       12.21      (22.41)

                                   Multi-Managed Moderate Growth Portfolio Class B
10/16/00-
3/31/01       17.42        0.17           (2.82)           (2.65)        (0.09)       (2.48)       12.20      (17.24)

                                    Multi-Managed Income/Equity Portfolio Class A
4/15/97-
3/31/98       10.00        0.41            1.68             2.09         (0.20)       (0.10)       11.79       21.10
3/31/99       11.79        0.43            1.57             2.00         (0.36)       (0.10)       13.33       17.27

3/31/00       13.33        0.49            1.87             2.36         (0.41)       (0.99)       14.29       18.52
3/31/01       14.29        0.54           (1.79)           (1.25)        (0.16)       (0.95)       11.93       (9.21)

                                    Multi-Managed Income/Equity Portfolio Class B
10/16/00-
3/31/01       13.92        0.22           (1.10)           (0.88)        (0.16)       (0.95)       11.93       (6.82)

--------  -----------------------------------------------------
                                        RATIO OF
                                           NET
          NET ASSETS     RATIO OF      INVESTMENT
            END OF      EXPENSES TO     INCOME TO
 PERIOD     PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED      (000'S)      ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  -----------------------------------------------------

                 Multi-Managed Growth Portfolio Class A
4/15/97-
3/31/98   $    32,481      1.29%#         1.52%#         114%
3/31/99        69,712      1.19           1.11           124
3/31/00       103,976      1.15           0.98           117
3/31/01        97,476      1.06           1.73           123

                 Multi-Managed Growth Portfolio Class B
10/16/00
3/31/01        11,088      1.19#          1.79#          123

            Multi-Managed Moderate Growth Portfolio Class A
4/15/97-
3/31/98        32,622      1.21#          2.36#          101
3/31/99        75,694      1.16           2.08           105
3/31/00       107,421      1.10           1.97           108
3/31/01       104,548      1.01           2.72           118

            Multi-Managed Moderate Growth Portfolio Class B
10/16/00
3/31/01        13,305      1.14#          2.80#          118

             Multi-Managed Income/Equity Portfolio Class A
4/15/97-
3/31/98        25,957      1.14#          3.72#           46
3/31/99        62,121      1.14           3.51            65
3/31/00        74,778      1.10           3.61            68
3/31/01        72,843      1.04           4.01            86

             Multi-Managed Income/Equity Portfolio Class B
10/16/00
3/31/01         7,515      1.16#          4.02#           86

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                                                                     NET INVESTMENT
                                                           EXPENSES                                  INCOME (LOSS)
                                          ------------------------------------------   ------------------------------------------
                                          3/31/98#    3/31/99    3/31/00    3/31/01    3/31/98#    3/31/99    3/31/00    3/31/01
                                          ---------   --------   --------   --------   ---------   --------   --------   --------
Multi-Managed Growth Portfolio
  Class A...............................    1.44%      1.19%       1.15%     1.06%       1.37%      1.11%       0.98%     1.73%
Multi-Managed Growth Portfolio
  Class B...............................      --         --          --      1.19#         --         --          --      1.79%#
Multi-Managed Moderate Growth Portfolio
  Class A...............................    1.40       1.16        1.10      1.01        2.17       2.08        1.97      2.72
Multi-Managed Moderate Growth Portfolio
  Class B...............................      --         --          --      1.14#         --         --          --      2.80#
Multi-Managed Income/Equity Portfolio
  Class A...............................    1.43       1.14        1.10      1.04        3.43       3.51        3.61      4.01
Multi-Managed Income/Equity Portfolio
  Class B...............................      --         --          --      1.16#         --         --          --      4.02#

See Notes to Financial Statements

----------------
242

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Income Portfolio Class A
4/15/97-
3/31/98      $10.00      $0.51           $1.15            $1.66        $(0.27)      $(0.10)      $11.29       16.81%     $ 18,378
3/31/99       11.29       0.53            0.72             1.25         (0.40)       (0.07)       12.07       11.19        50,250
3/31/00       12.07       0.57            0.49             1.06         (0.54)       (0.40)       12.19        9.16        54,037

3/31/01       12.19       0.61           (0.53)            0.08         (0.14)       (0.48)       11.65        0.60        52,683

                                             Multi-Managed Income Portfolio Class B

10/16/00-
3/31/01       12.31       0.25           (0.29)           (0.04)        (0.14)       (0.48)       11.65       (0.40)        5,113

                                     Asset Allocation: Diversified Growth Portfolio Class A
4/15/97-
3/31/98       10.00       0.23            1.76             1.99         (0.12)       (0.16)       11.71       20.09        50,384
3/31/99       11.71       0.14            0.90             1.04         (0.12)       --           12.63        9.02       117,663

3/31/00       12.63       0.21            2.04             2.25         (0.22)       (0.71)       13.95       18.14       161,058
3/31/01       13.95       0.28           (2.45)           (2.17)        (0.07)       (0.63)       11.08      (16.04)      154,240

                                     Asset Allocation: Diversified Growth Portfolio Class B

10/16/00-
3/31/01       13.04       0.10           (1.37)           (1.27)        (0.07)       (0.63)       11.07      (10.29)       17,465

                                                    Stock Portfolio Class A
4/15/97-
3/31/98       10.00       0.03            4.80             4.83         (0.02)       (0.15)       14.66       48.59        42,085
3/31/99       14.66       0.03            1.84             1.87         (0.02)       (0.30)       16.21       13.05        97,047

3/31/00       16.21      (0.01)           4.47             4.46         --           (1.07)       19.60       28.35       132,831
3/31/01       19.60       0.01           (4.03)           (4.02)        --           (1.23)       14.35      (21.62)      128,896

                                                    Stock Portfolio Class B
10/16/00-
3/31/01       18.58       0.02           (3.03)           (3.01)        --           (1.23)       14.34      (17.37)       14,671

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

          Multi-Managed Income Portfolio Class A
4/15/97-
3/31/98     1.06%#          4.69%#          47%
3/31/99     1.06            4.50            43
3/31/00     1.06            4.72            61
3/31/01     1.06            5.04            85

          Multi-Managed Income Portfolio Class B
10/16/00
3/31/01     1.20#           4.86#           85

           Asset Allocation: Diversified Growth
                    Portfolio Class A
4/15/97-
3/31/98     1.21#           2.06#          166
3/31/99     1.21            1.21           149
3/31/00     1.21            1.58           156
3/31/01     0.98@           2.12@          193

           Asset Allocation: Diversified Growth
                    Portfolio Class B
10/16/00
3/31/01     1.12#@          1.95#@         193

                 Stock Portfolio Class A
4/15/97-
3/31/98     1.21#           0.24#           46
3/31/99     1.10            0.20            52
3/31/00     1.06           (0.05)           75
3/31/01     0.95            0.07            77

                 Stock Portfolio Class B
10/16/00
3/31/01     1.08#           0.11#           77

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

 @ Gross of custody credits of 0.01%

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                     NET INVESTMENT
                                                            EXPENSES                                  INCOME (LOSS)
                                            -----------------------------------------   -----------------------------------------
                                            3/31/98#   3/31/99    3/31/00    3/31/01    3/31/98#   3/31/99    3/31/00    3/31/01
                                            --------   --------   --------   --------   --------   --------   --------   --------
Multi-Managed Income Portfolio Class A....   1.50%      1.07%      1.08%      1.09%      4.25%      4.49%      4.70%      5.01%
Multi-Managed Income Portfolio Class B....     --         --         --       1.20#        --         --         --       4.86#
Asset Allocation: Diversified Growth
  Portfolio Class A.......................   1.53       1.22       1.21       0.98       1.74       1.20       1.58       2.12
Asset Allocation: Diversified Growth
  Portfolio Class B.......................     --         --         --       1.12#        --         --         --       1.95#
Stock Portfolio Class A...................   1.26       1.10       1.06       0.95       0.19       0.20      (0.05)      0.07
Stock Portfolio Class B...................     --         --         --       1.08#        --         --         --       0.11#

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                               Large Cap Growth Portfolio Class A

2/8/99-
3/31/99      $10.00      $--            $  0.77          $  0.77       $--          $--          $10.77        7.70%     $ 14,916
3/31/00       10.77      (0.04)            4.53             4.49        (0.01)       (0.30)       14.95       41.95        27,860
3/31/01       14.95      (0.01)           (5.35)           (5.36)       (0.02)       (1.19)        8.38      (37.78)       26,094

                                               Large Cap Growth Portfolio Class B
10/16/00-
3/31/01       12.65       0.01            (3.07)           (3.06)       (0.02)       (1.19)        8.38      (26.48)        9,073

                                             Large Cap Composite Portfolio Class A
2/8/99-
3/31/99       10.00       0.01             0.43             0.44        --           --           10.44        4.40        11,834

3/31/00       10.44       0.01             2.64             2.65        (0.02)       (0.02)       13.05       25.42        18,672
3/31/01       13.05      --               (3.02)           (3.02)       --           (0.73)        9.30      (24.05)       14,265

                                             Large Cap Composite Portfolio Class B

10/16/00-
3/31/01       12.23      --               (2.20)           (2.20)       --           (0.73)        9.30      (18.96)        3,046

                                               Large Cap Value Portfolio Class A
2/8/99-
3/31/99       10.00       0.02             0.19             0.21        --           --           10.21        2.10        13,625

3/31/00       10.21       0.13             0.44             0.57        (0.11)       (0.26)       10.41        5.59        16,751
3/31/01       10.41       0.12             1.05             1.17        (0.12)       (0.77)       10.69       11.14        17,942

                                               Large Cap Value Portfolio Class B

10/16/00-
3/31/01       10.86       0.04             0.67             0.71        (0.11)       (0.77)       10.69        6.51         8,396

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

            Large Cap Growth Portfolio Class A
2/8/99-
3/31/99     1.10%#          0.20%#          6%
3/31/00     1.10++         (0.31)++        74
3/31/01     1.10@          (0.07)@         40

            Large Cap Growth Portfolio Class B
10/16/00
3/31/01     1.25#@          0.05#@         40

          Large Cap Composite Portfolio Class A
2/8/99-
3/31/99     1.10#           0.55#           8
3/31/00     1.10++          0.08++         38
3/31/01     1.10@          (0.03)@         64

          Large Cap Composite Portfolio Class B
10/16/00
3/31/01     1.25#@          0.08#@         64

            Large Cap Value Portfolio Class A
2/8/99-
3/31/99     1.10#           1.53#           5
3/31/00     1.10++          1.21++         52
3/31/01     1.10@           1.08@          49

            Large Cap Value Portfolio Class B
10/16/00
3/31/01     1.25#@          0.84#@         49

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.10% which is net of custody credits of (0.01%), (0.02%) and (0.02%) for the Large Cap Growth Class A, Large Cap Composite Class A and Large Cap Value Class A, respectively, or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.10% and 1.25% for Class A and Class B, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                   NET INVESTMENT INCOME
                                                                         EXPENSES                          (LOSS)
                                                              ------------------------------   ------------------------------
                                                              3/31/99#   3/31/00    3/31/01    3/31/99#   3/31/00    3/31/01
                                                              --------   --------   --------   --------   --------   --------
Large Cap Growth Portfolio Class A..........................    2.12%     1.31%      1.36%     (0.82)%    (0.52)%    (0.33)%
Large Cap Growth Portfolio Class B..........................      --        --       1.44#        --         --      (0.14)#
Large Cap Composite Portfolio Class A.......................    2.33      1.50       1.69      (0.68)     (0.32)     (0.62)
Large Cap Composite Portfolio Class B.......................      --        --       1.87#        --         --      (0.54)#
Large Cap Value Portfolio Class A...........................    2.16      1.41       1.64       0.47       0.90       0.54
Large Cap Value Portfolio Class B...........................      --        --       1.64#        --         --       0.45#

See Notes to Financial Statements

----------------
244

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                                Mid Cap Growth Portfolio Class A
2/8/99-
3/31/99      $10.00      $--            $  0.46          $  0.46       $--          $--          $10.46        4.60%     $ 13,887
3/31/00       10.46      (0.09)            7.94             7.85        --           (0.36)       17.95       75.89        28,059

3/31/01       17.95      (0.10)           (5.35)           (5.45)       --           (3.16)        9.34      (34.29)       18,897

                                                Mid Cap Growth Portfolio Class B
10/16/00-
3/31/01       15.69      (0.04)           (3.16)           (3.20)       --           (3.16)        9.33      (24.91)        7,499

                                                Mid Cap Value Portfolio Class A
2/8/99-
3/31/99       10.00       0.02            (0.04)           (0.02)       --           --            9.98       (0.20)       13,088

3/31/00        9.98       0.11             0.84             0.95        (0.09)       (0.32)       10.52        9.76        16,640
3/31/01       10.52       0.13             2.49             2.62        (0.11)       (0.88)       12.15       25.38        21,103

                                                Mid Cap Value Portfolio Class B

10/16/00-
3/31/01       11.76       0.05            (0.43)           (0.38)       (0.11)        0.88        12.15       12.13         7,358

                                                  Small Cap Portfolio Class A
2/8/99-
3/31/99       10.00      --               (0.09)           (0.09)       --           --            9.91       (0.90)       11,140

3/31/00        9.91      (0.03)            4.65             4.62        (0.01)       (0.44)       14.08       46.99        21,144
3/31/01       14.08      (0.02)           (3.91)           (3.93)       --           (2.12)        8.03      (30.20)       14,611

                                                  Small Cap Portfolio Class B

10/16/00-
3/31/01       12.39      --               (2.25)           (2.25)       --           (2.12)        8.02      (20.76)        4,578

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

             Mid Cap Growth Portfolio Class A
2/8/99-
3/31/99     1.15%#         (0.15)%#         5%
3/31/00     1.15++         (0.68)++        68
3/31/01     1.15@          (0.72)@         68

             Mid Cap Growth Portfolio Class B
10/16/00
3/31/01     1.30#@         (0.68)#@        68
             Mid Cap Value Portfolio Class A
2/8/99-
3/31/99     1.15#           1.60#           6
3/31/00     1.15            1.02           72
3/31/01     1.15            1.10           62
             Mid Cap Value Portfolio Class B
10/16/00
3/31/01     1.30#           0.99#          62

               Small Cap Portfolio Class A
2/8/99-
3/31/99     1.15#           0.31#           3
3/31/00     1.15           (0.24)         103
3/31/01     1.15           (0.16)         138

               Small Cap Portfolio Class B
10/16/00
3/31/01     1.30#          (0.08)#        138

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.15% which is net of custody credits of (0.02%) or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.15% and 1.30% for Class A and Class B, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                                                   NET INVESTMENT INCOME
                                                                         EXPENSES                          (LOSS)
                                                              ------------------------------   ------------------------------
                                                              3/31/99#   3/31/00    3/31/01    3/31/99#   3/31/00    3/31/01
                                                              --------   --------   --------   --------   --------   --------
Mid Cap Growth Portfolio Class A............................   2.22%      1.37%      1.48%     (1.22)%    (0.90)%     (1.05)%
Mid Cap Growth Portfolio Class B............................   --         --         1.62#      --         --         (1.00)#
Mid Cap Value Portfolio Class A.............................   2.23       1.47       1.64       0.52       0.70        0.61
Mid Cap Value Portfolio Class B.............................   --         --         1.64#      --         --          0.65#
Small Cap Portfolio Class A.................................   2.46       1.45       1.67      (1.00)     (0.54)      (0.68)
Small Cap Portfolio Class B.................................   --         --         1.84#      --         --         (0.62)#

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                             International Equity Portfolio Class A
2/8/99-
3/31/99      $10.00      $0.02          $  0.32          $  0.34       $--          $--          $10.34        3.40%     $ 13,693

3/31/00       10.34       0.01             3.21             3.22        (0.06)       (0.30)       13.20       31.36        20,390
3/31/01       13.20       0.02            (4.44)           (4.42)       --           (0.47)        8.31      (34.10)       12,802

                                             International Equity Portfolio Class B

10/16/00-
3/31/01       10.77       0.02            (2.02)           (2.00)       --           (0.47)        8.30      (19.33)        5,223

                                           Diversified Fixed Income Portfolio Class A
2/8/99-
3/31/99       10.00       0.06            (0.12)           (0.06)       --           --            9.94       (0.60)       15,229

3/31/00        9.94       0.53            (0.42)            0.11        (0.42)       --            9.63        1.22        16,784
3/31/01        9.63       0.57             0.24             0.81        (0.57)       --            9.87        8.66        16,428

                                           Diversified Fixed Income Portfolio Class B

10/16/00-
3/31/01        9.99       0.24             0.21             0.45        (0.57)       --            9.87        4.71         6,655

                                               Cash Management Portfolio Class A

2/8/99-
3/31/99       10.00       0.06           --                 0.06        --           --           10.06        0.60         2,021
3/31/00       10.06       0.45             0.01             0.46        (0.28)       --           10.24        4.59         4,123
3/31/01       10.24       0.56             0.02             0.58        (0.11)       --           10.71        5.73         4,897

                                               Cash Management Portfolio Class B

10/16/00-
3/31/01       10.56       0.18             0.07             0.25        (0.11)       --           10.70        2.40        10,424

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

          International Equity Portfolio Class A
2/8/99-
3/31/99     1.30%#          1.43%#          7%
3/31/00     1.30++          0.12++         54
3/31/01     1.30            0.18           26

          International Equity Portfolio Class B
10/16/00
3/31/01     1.45#           0.36#          26

            Diversified Fixed Income Portfolio
                         Class A
2/8/99-
3/31/99     1.00#           4.53#          30
3/31/00     1.00            5.48           46
3/31/01     1.00@           5.81@          27

            Diversified Fixed Income Portfolio
                         Class B
10/16/00
3/31/01     1.15#@          5.84#@         27

            Cash Management Portfolio Class A
2/8/99-
3/31/99     0.85#           3.97#        --
3/31/00     0.85            4.63         --
3/31/01     0.85            5.45         --

            Cash Management Portfolio Class B
10/16/00
3/31/01     1.00#           4.52#        --

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.30% which is net of custody credits of (0.02%) or waivers/reimbursements if applicable

 @ The ratios reflect an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                         EXPENSES               NET INVESTMENT INCOME (LOSS)
                                                              ------------------------------   ------------------------------
                                                              3/31/99#   3/31/00    3/31/01    3/31/99#   3/31/00    3/31/01
                                                              --------   --------   --------   --------   --------   --------
International Equity Portfolio Class A......................   3.59%      1.93%      2.31%     (0.86)%    (0.51)%    (0.83)%
International Equity Portfolio Class B......................   --         --         2.46#      --         --        (0.65)#
Diversified Fixed Income Portfolio Class A..................   1.91       1.31       1.61       3.62       5.17       5.21
Diversified Fixed Income Portfolio Class B..................   --         --         1.66#      --         --         5.23#
Cash Management Portfolio Class A...........................   8.41       2.95       2.83      (3.59)      2.53       3.47
Cash Management Portfolio Class B...........................   --         --         1.80#      --         --         3.72#

See Notes to Financial Statements

----------------
246

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVIDENDS
                                                                      DECLARED     DIVIDENDS      NET                      NET
          NET ASSET                   NET REALIZED                    FROM NET     FROM NET      ASSET                    ASSETS
            VALUE         NET         & UNREALIZED     TOTAL FROM      INVEST-     REALIZED      VALUE                    END OF
 PERIOD   BEGINNING    INVESTMENT    GAIN(LOSS) ON     INVESTMENT       MENT        GAIN ON      END OF       TOTAL       PERIOD
 ENDED    OF PERIOD   INCOME(*/**)   INVESTMENTS(*)   OPERATIONS(*)    INCOME     INVESTMENTS    PERIOD    RETURN(***)   (000'S)
---------------------------------------------------------------------------------------------------------------------------------

                                                      Focus Growth Class A

7/5/00-
3/31/01      $10.00      $--            $ (2.81)         $ (2.81)      $--          $--          $ 7.19       (28.10)%   $ 18,787

                                                      Focus Growth Class B

10/16/00-
3/31/01        8.93      --               (1.74)           (1.74)       --           --            7.19       (19.48)      10,972

                                                     Focus TechNet Class B

12/29/00-
3/31/01       10.00       (0.01)          (4.27)           (4.28)       --           --            5.72       (42.80)       5,860

                                                Focus Growth and Income Class B

12/29/00-
3/31/01       10.00        0.01           (1.58)           (1.57)       --           --            8.43       (15.70)       6,435

--------  ---------------------------------------
                          RATIO OF
                             NET
           RATIO OF      INVESTMENT
          EXPENSES TO     INCOME TO
 PERIOD   AVERAGE NET      AVERAGE      PORTFOLIO
 ENDED     ASSETS(+)    NET ASSETS(+)   TURNOVER
--------  ---------------------------------------

              Focus Growth Portfolio Class A
7/5/00-
3/31/01     1.30#++        (0.01)#++      195%

              Focus Growth Portfolio Class B
10/16/00
3/31/01     1.45#++         0.06#++       195

             Focus TechNet Portfolio Class B
12/29/00
3/31/01     1.65#++        (0.51)#++      160

             Focus Growth and Income Portfolio
                         Class B
12/29/00
3/31/01     1.45#++         0.28#++        71

----------------------------------

  * Calculated based upon average shares outstanding

 ** After fee waivers and expense reimbursements by the investment adviser

*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.

 # Annualized

  ++ The ratios reflect an expense cap of 1.30%, 1.45%, 1.65% and 1.45% for the Focus Growth Class A, Focus Growth Class B, Focus TechNet Class B and Focus Growth and Income Class B, respectively, which are net of custody credits of (0.02%), (0.02%), (0.21%) and (0.20%), respectively, or waivers/reimbursements if applicable

  + During the periods stated below, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                            NET
                                                                         INVESTMENT
                                                                           INCOME
                                                              EXPENSES     (LOSS)
                                                              --------   ----------
                                                              3/31/01#    3/31/01#
                                                              --------   ----------
Focus Growth Portfolio Class A..............................   1.88%      (0.59)%
Focus Growth Portfolio Class B..............................   1.90       (0.39)
Focus TechNet Portfolio Class B.............................   3.81       (2.67)
Focus Growth and Income Portfolio Class B...................   4.35       (2.62)

See Notes to Financial Statements

                                                                ----------------

SEASONS SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Seasons Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/ Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio, Cash Management Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio and Focus Growth and Income Portfolio (constituting the eighteen portfolios of Seasons Series Trust, hereafter referred to as the "Trust") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
May 18, 2001

----------------
248

----------------

SEASONS SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Seasons Series Trust is required to be provided to the shareholders based upon each Portfolio's income and distributions for the fiscal year ended March 31, 2001.

During the fiscal year ended March 31, 2001 the Portfolios paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                                              QUALIFYING % FOR THE
                                                              NET LONG-TERM      70% DIVIDENDS
                                                              CAPITAL GAINS    RECEIVED DEDUCTION
                                                              -------------   --------------------
Multi-Managed Growth........................................   $7,770,000          --
Multi-Managed Moderate Growth...............................    6,540,000          --
Multi-Managed Income/Equity.................................    2,130,000              1.14%
Multi-Managed Income........................................      886,000          --
Asset Allocation: Diversified Growth........................    5,467,000              9.39%
Stock.......................................................    3,388,000              9.67%
Large Cap Growth............................................    1,198,000              5.80%
Large Cap Composite.........................................      440,000             33.85%
Large Cap Value.............................................      435,000             35.17%
Mid Cap Growth..............................................    2,483,000              3.32%
Mid Cap Value...............................................      624,000             24.07%
Small Cap...................................................      970,000              4.28%
International Equity........................................      176,965          --
Diversified Fixed Income....................................      --               --
Cash Management.............................................      --               --
Focus Growth................................................      --               --
Focus TechNet...............................................      --               --
Focus Growth and Income.....................................      --               --

------------

   The International Equity Portfolio makes an election under Internal Revenue
    Code Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended March 31, 2001 was $33,211. The gross foreign source income for information reporting is $258,491.

                                                                ----------------

----------------

SEASONS SERIES TRUST
INDIVIDUAL PORTFOLIO REVIEWS

To help you better understand the investment management of your SEASONS SELECT VARIABLE ANNUITY, we have included on the following pages investment comments regarding the 18 investment portfolios of the Season Series Trust, the underlying investments of your SEASONS SELECT VARIABLE ANNUITY. Each SEASONS STRATEGY invests in a different allocation of these underlying portfolios (not all portfolios are included in each STRATEGY):

1.  Multi-Managed Growth Portfolio
2.  Multi-Managed Moderate Growth Portfolio
3.  Multi-Managed Income/Equity Portfolio
4.  Multi-Managed Income Portfolio
5.  Asset Allocation: Diversified Growth Portfolio
6.  Stock Portfolio

SEASONS SELECT PORTFOLIOS

7.  Large Cap Growth Portfolio
8.  Large Cap Composite Portfolio
9.  Large Cap Value Portfolio
10. Mid Cap Growth Portfolio
11. Mid Cap Value Portfolio
12. Small Cap Portfolio
13. International Equity Portfolio
14. Diversified Fixed Income Portfolio
15. Cash Management Portfolio
16. Focus Growth Portfolio
17. Focus TechNet Portfolio
18. Focus Growth and Income Portfolio

Asset allocations for each STRATEGY, as shown in your SEASONS SELECT prospectus, represent a "neutral asset allocation mix"; actual allocations may vary based on performance and the money managers' evaluation of market conditions. For more information on the composition of the SEASONS STRATEGIES as well as their underlying portfolios, please refer to your SEASONS SELECT prospectus.

SEASONS SELECT Portfolios are two-thirds actively managed, one-third passively managed. The one-third passive management is designed to replicate the performance of the appropriate index. Each of the remaining thirds is actively managed by experts who bring their knowledge and experience to the security selection and asset allocation processes.

In the following pages, we have also included graphs that compare the portfolio's performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in the Seasons Series Trust portfolio versus the same $10,000 investment in comparable market indices, from the portfolio's inception date through March 31, 2001. Descriptions of these market indices are provided next to the individual graphs.

PLEASE NOTE THAT THE GRAPHS AND TABLES THAT ACCOMPANY THE FOLLOWING INVESTMENT COMMENTS SHOW THE PERFORMANCE OF THE PORTFOLIO AT THE SEASONS SERIES TRUST LEVEL. THE RETURNS SHOWN REPRESENT CLASS A SHARES, UNLESS OTHERWISE NOTED, AND INCLUDE ALL TRUST EXPENSES, BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. THE RETURNS FOR CLASS B SHARES, WHICH BECAME AVAILABLE OCTOBER 16, 2000, DIFFER FROM CLASS A ONLY TO THE EXTENT THAT CLASS B SHARES ARE SUBJECT TO 12b-1 FEES. IF THESE FEES WERE REFLECTED, RETURNS FOR CLASS B SHARES WOULD BE LOWER THAN THOSE SHOWN. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDICES.

----------------
250

MULTI-MANAGED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital
PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP
Managed Components:                       Aggressive Growth, Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED       BLENDED      S&P 500  LEHMAN BROTHERS
         GROWTH CLASS A  BENCHMARK INDEX   INDEX   AGGREGATE INDEX
4/15/97         $10,000          $10,000  $10,000          $10,000
3/98            $13,155          $13,573  $14,831          $11,150
3/99            $17,887          $14,640  $17,569          $11,874
3/00            $26,658          $17,190  $20,722          $12,097
3/01            $18,421          $15,249  $16,235          $13,613

----------------------------------
MULTI-MANAGED GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -30.90%
  Since Inception (4/15/97)                   16.67%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 51% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 27% Lehman Brothers Aggregate Index, 20% Russell 2000 Index, and 2% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

For the 12-month period ended March 31, 2001, the Portfolio Class A shares returned -30.90%, under-performing the blended benchmark return of -11.29% and the S&P 500 Index return of -21.65%.

Following investors' concerns of unreasonable valuations in the tech sector last spring, the U.S. economy began to show signs of a significant slowdown in the third quarter. Rising energy prices, a tight job market and a virtually indecisive Presidential election came into play during the final months of the year and added to investors' deep-rooted skepticism. In this environment, the Growth component of the Portfolio under-performed the overall market as growth stocks were especially affected. Although Portfolio holdings such as NOKIA, TEXAS INSTRUMENTS, AMAZON.COM, AND CISCO SYSTEMS suffered along with the rest of the tech sector, management is maintaining its positions in these companies because it believes these leading technology franchises are poised to emerge from the slowdown in a much stronger competitive position.

The Aggressive Growth component of the Portfolio experienced unprecedented volatility. During the period, the Portfolio was proactively positioned a bit more defensively. The approach, adopted in the fourth quarter of 2000, was to broadly diversify and to increase the cash position. This component, which invests mainly in small company stocks, continues to focus on companies that will benefit from further interest rate cuts, including the retail and financial companies. Portfolio holdings in the independent power producers and select utilities will continue to benefit from the California energy crisis and the trend toward deregulation which will unfold over the next few years. Additionally, positions in regional airlines were added given the powerful trend toward all-jet service and fixed fee-based payments from the major airlines. Overall, the positions in technology stocks retreated significantly, holding back Portfolio performance.

The Fixed Income component performance was quite strong and in line with the Lehman Brothers Government/Corporate Index's return. After detracting from performance for much of the year, the positions in high-yield and corporate issues contributed positively to Portfolio performance during the first quarter of 2001.

The Multi-Managed Growth Portfolio comprises 50% of the Growth Strategy -- one of the four Seasons Strategies.

                                                                ----------------

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth, with capital preservation as a secondary objective

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP

Managed Components:                       Aggressive Growth, Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED MODERATE      BLENDED      S&P 500  LEHMAN BROTHERS
             GROWTH CLASS A      BENCHMARK INDEX   INDEX   AGGREGATE INDEX
4/15/97                 $10,000          $10,000  $10,000          $10,000
3/98                    $12,686          $13,016  $14,831          $11,150
3/99                    $16,204          $13,925  $17,569          $11,874
3/00                    $22,346          $15,938  $20,722          $12,097
3/01                    $17,338          $14,919  $16,235          $13,613

----------------------------------
MULTI-MANAGED MODERATE GROWTH PORTFOLIO AVERAGE
ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -22.41%
  Since Inception (4/15/97)                   14.90%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 37.9% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 42.3% Lehman Brothers Aggregate Index, 18.0% Russell 2000 Index, and 1.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000 Index comprises the smallest 2000 companies in the Russell 3000 Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

The Portfolio Class A shares returned -22.41% for the 12-month period ending March 31, 2001, versus a return of -6.39% for its blended benchmark. The Portfolio ended the period slightly under-performing the -21.65% return by the S&P 500 Index.

While performance was negative for most equity market segments and sectors, the diversification offered by both the Balanced and Fixed Income components of the Portfolio was able to mitigate some risk. Recognizing that market leadership had shifted away from the technology arena during the fall of 2000, the Balanced component's focus became more defensive and stock selection shifted to early cycle sectors that will benefit from further interest rate cuts, including retail and financial stocks.

The Aggressive Growth and Growth components of the Portfolio were negatively affected by the significant market volatility in the growth-oriented technology sector, as many of the companies that led the market advance of recent years, lost significant value. The Aggressive Growth stock selection also shifted to companies that will benefit most from an environment of lower interest rates. The focus has been on regional airlines, environmental stocks, independent power producers, and select utilities. Management is seeking consistent, albeit lower, growth companies with stable operating margins and attractive valuations in an effort to withstand the rough economic environment in 2001. Going forward it seems likely that continuing interest rate cuts and the fiscal stimulus of a possible tax cut may well help the Federal Reserve achieve its goal of a "soft" landing for the economy and a subsequent recovery during the second half of this year.

After detracting from performance for much of the year, fixed-income positions in high-yield and corporate issues helped Portfolio performance during the first quarter of 2001. The Portfolio was concentrated in investment grade corporate bonds and U.S. Government and Agency-backed issues, which performed very well. Management looks for the bond market to experience stable to lower yields in the near term, as the Federal Reserve continues to lower short-term interest rates, inflation remains under control, and the economy stays weak.

The Multi-Managed Moderate Growth Portfolio comprises 55% of the Moderate Growth Strategy -- one of the four Seasons Strategies.

----------------
252

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:                     Conservation of principal, while maintaining some potential for long- term growth

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP

Managed Components:                       Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MULTI-MANAGED          BLENDED      S&P 500  LEHMAN BROTHERS
         INCOME/EQUITY CLASS A  BENCHMARK INDEX   INDEX   AGGREGATE INDEX
4/15/97                $10,000          $10,000  $10,000          $10,000
3/98                   $12,110          $12,277  $14,831          $11,150
3/99                   $14,201          $13,614  $17,569          $11,874
3/00                   $16,831          $14,617  $20,722          $12,097
3/01                   $15,281          $14,605  $16,235          $13,613

----------------------------------
MULTI-MANAGED INCOME/EQUITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                      -9.21%
  Since Inception (4/15/97)                   11.30%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 33.4% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 63.8% Lehman Brothers Aggregate Index, and 2.8% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

Over the 12-month period ending March 31, 2001, the Portfolio Class A shares returned -9.21% compared to a return of -.08% for its blended benchmark, -21.65% for the S&P 500 Index, and 12.53% for the Lehman Brothers Aggregate Bond Index.

Weaker economic conditions caused falling interest rates for most of the second half of the period, pushing bond prices higher and allowing for strong performance for fixed-income assets. The Federal Reserve Board cut short-term interest rates three times in the first quarter of 2001, totaling 150 basis points, in an effort to stimulate the economy. This represents the sharpest interest rate reduction since 1990. Fixed-income portfolio management believes that the easing monetary policy will continue until there is visible improvement in the economy. Reflecting this slowing economy, bond markets rewarded quality during the past year as illustrated by the strong returns of government and investment grade corporate issues. Lower-rated corporate bonds exhibited generally weaker performance early in the period, as they are more tied to economic performance, but they too rallied at the close of the period.

Performance of both the Growth and the Balanced components of the Portfolio were generally weak as equity markets contracted across the board. Overall, the past year underscored the benefits of a diversified portfolio to manage risk and to provide protection in a down market. The Growth component of the Portfolio was heavily weighted in technology and communications related issues -- these holdings were especially affected by the market downturn. Management for the Balanced component became more defensive during the period, focusing stock purchases on consistent earners that will benefit from lower interest rates and therefore lower cost of capital.

The Multi-Managed Income/Equity Portfolio comprises 55% of the Balanced Growth Strategy -- one of the four Seasons Strategies.

                                                                ----------------

MULTI-MANAGED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Capital preservation

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Janus Capital Corporation
                                          Wellington Management Company, LLP

Managed Components:                       Growth, Balanced, and Fixed Income

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         MULTI-MANAGED       BLENDED      S&P 500  LEHMAN BROTHERS
         INCOME CLASS A  BENCHMARK INDEX   INDEX   AGGREGATE INDEX
4/15/97         $10,000          $10,000  $10,000          $10,000
3/98            $11,681          $11,724  $14,831          $11,150
3/99            $12,988          $12,758  $17,569          $11,874
3/00            $14,178          $13,363  $20,722          $12,097
3/01            $14,263          $14,141  $16,235          $13,613

----------------------------------
MULTI-MANAGED INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                       0.60%
  Since Inception (4/15/97)                    9.38%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 17.35% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 80.95% Lehman Brothers Aggregate Index, and 1.70% Treasury Bills. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.

PERFORMANCE REVIEW

The Portfolio Class A shares generated a return of .60% compared to a return of 5.82% for its blended benchmark and 12.53% for the Lehman Brothers Aggregate Bond Index.

In 2001, slowing employment growth and the wealth destruction from falling equity markets combined to produce a sharp fall in consumer confidence. In fact, consumer confidence declined by 20% between October 2000 and February 2001, the biggest drop since 1991. Economic growth estimates continue to be scaled back, reflecting sharp reductions in consumer confidence. These factors persuaded the Federal Reserve Board to make aggressive cuts in interest rates throughout the early part of 2001.

After hurting performance for much of the year, positions in high-yield and corporate issues have contributed positively to results thus far in 2001. The Fixed Income component of the Portfolio was invested as follows on March 31, 2001: 26% in U.S. Government and Agencies, 47% in investment grade corporate bonds, 13% in mortgage-backed and asset-backed securities, 8% in high-yield, 2% in non-U.S. $denominated securities, and 4% in cash and cash equivalents. This allocation helped provide the strong results during the period as leadership shifted throughout the fixed-income segments of the market.

Sharp reductions in earnings estimates for growth-based equity investments caused significant volatility in most market segments, and especially hurt technology holdings. The Growth component of the Portfolio was heavily weighted in telecommunications and technology holdings and experienced this volatility. During the annual period, the Balanced component also experienced technology-led market volatility, but benefited from its broader exposure to a wide array of market segments. Stock purchases have focused on such sectors as retail and financial companies, which will benefit from lower interest rates. Management feels that the economy has slowed at an unrealistically high pace, and that now more than ever before, a long-term disciplined approach to investing is key.

The Multi-Managed Income Portfolio comprises 60% of the Conservative Growth Strategy -- one of the four Seasons Strategies.

----------------
254

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Capital appreciation

PORTFOLIO MANAGER:                        Putnam Investment Management, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         ASSET ALLOCATION:
         DIVERSIFIED GROWTH      BLENDED      S&P 500  LEHMAN BROTHERS
              CLASS A        BENCHMARK INDEX   INDEX   AGGREGATE INDEX
4/15/97             $10,000          $10,000  $10,000          $10,000
3/98                $12,009          $13,527  $14,831          $11,150
3/99                $13,092          $15,422  $17,569          $11,874
3/00                $15,467          $17,922  $20,722          $12,097
3/01                $12,985          $14,976  $16,235          $13,613

----------------------------------
ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -16.04%
  Since Inception (4/15/97)                    6.82%
----------------------------------

Returns reflect the performance of Class A shares.

The Blended Benchmark Index consists of 60% Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index), 20% Lehman Brothers Aggregate Index, and 20% Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index. The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The MSCI EAFE Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

PERFORMANCE REVIEW

For the 12-month period ending March 31, 2001, the Asset Allocation: Diversified Growth Portfolio Class A shares returned -16.04%, slightly ahead of its blended custom index return of -16.44%.

Portfolio performance modestly exceeded the benchmark largely due to strong performance in the large-cap value component, where an underweight position in technology and an overweight position in the financial and energy sectors boosted returns. The large-cap growth component lagged the benchmark both because the style fell out of favor during the period -- growth-oriented issues trailed value-oriented stocks by a wide margin -- and because of an overweight position in technology, one of the hardest-hit sectors in the rotation away from growth. Unfavorable stock selection in media, broadcasting, and telecommunications also dampened returns. Both the international equity and U.S. fixed-income components were in line with their respective benchmarks.

In the first few months of the period, U.S. fixed-income markets declined amid continued Federal Reserve Board tightening to slow frenetic economic growth. Starting in June 2000, however, bond markets launched a rally that lasted through the end of the period as investors correctly anticipated an economic slowdown and Federal Reserve easing of monetary policy to head off recession.

Putnam favors an overweight equity position with a moderate focus on foreign markets given their lower valuations relative to domestic equities. Portfolio managers are also moving towards an underweight position in global fixed-income, particularly Japan, while continuing to favor U.S. high-yield bonds, which have performed very well thus far in 2001.

                                                                ----------------

STOCK PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term capital appreciation, with a secondary objective of increasing dividend income.

PORTFOLIO MANAGER:                        T. Rowe Price Associates, Inc.

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         STOCK CLASS A  S&P 500 INDEX
4/15/97         10,000         10,000
3/98            14,859         14,831
3/99            16,798         17,569
3/00            21,561         20,722
3/01            16,900         16,235

----------------------------------
STOCK PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -21.62%
  Since Inception (4/15/97)                   14.16%
----------------------------------

Returns reflect the performance of Class A shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

The Stock Portfolio's Class A shares returned -21.62% for the 12-month period ending March 31, 2001, versus the S&P 500 Index return of -21.65%.

Excessive inventories and rising jobless rates have threatened, but not yet caused, a recession. The Federal Reserve Board tried to combat weakness with three interest rate cuts totaling 1.5% during the first quarter of 2001. The S&P 500, a broad measure of major U.S. stocks, slipped into bear market territory by posting a one-year return of -21.65%. Technology stocks led the decline with the Nasdaq Composite index falling nearly 60% during the period. In general, high-priced growth stocks significantly under-performed value issues.

In the midst of a very turbulent period, companies with strong fundamentals managed to post healthy gains. Companies such as FREDDIE MAC, UNITEDHEALTH GROUP, AND ACE LIMITED were among the Portfolio's top performers. The best stocks overall were "fallen angels" that had previously dropped to unrealistically low levels, including CVS and FIRST DATA.

Consumer non-durables, although down for the most recent quarter, had some winners, including PHILIP MORRIS, which has rebounded from numerous tobacco settlements in the late 1990s, and BAXTER INTERNATIONAL. One major detractor from performance was CISCO SYSTEMS, which for the first time, reported that the company would miss its earnings target.

Looking forward, T. Rowe Price believes the market should become more stable in the second half of 2001, but they do not expect to see a return to the spectacular -- and unrealistic -- returns of the past decade.

----------------
256

LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Janus Capital Corporation
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LARGE CAP     S&P 500/BARRA
        GROWTH CLASS A  GROWTH INDEX
2/8/99         $10,000       $10,000
3/99           $10,770       $10,073
9/99           $11,140       $10,094
3/00           $15,288       $12,583
9/00           $13,662       $11,309
3/01            $9,512        $7,778

----------------------------------
LARGE CAP GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -37.78%
  Since Inception (2/8/99)                    -2.31%
----------------------------------

Returns reflect the performance of Class A shares.

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

PERFORMANCE REVIEW

The Portfolio Class A shares posted a return of -37.78% for the 12-month period ending March 31, 2001. The Portfolio's return for the period was slightly higher than the benchmark S&P 500/BARRA Growth Index return of -38.19%.

Sector performance was varied for the period as technology, utilities, and consumer discretionary decreased significantly while consumer staples, financials, and health care companies provided positive results. PHILIP MORRIS and WM. WRIGLEY JR. CO. positively contributed to the performance of the Portfolio. These consumer holdings benefited from the shift out of the media and technology sectors, and into the food and tobacco industries. Financial stocks also performed well during the period. Investors favored these interest rate-sensitive stocks, anticipating that a slowdown in economic growth would lead the Federal Reserve Board to further cut rates and provide a backdrop for potential earnings growth. Strong performance in the healthcare sector was attributed in part to ALZA CORPORATION and CARDINAL HEALTH. Each company saw their stock price more than double during the period.

Conversely, much of the negative performance for the period can be found with the technology sector. Firms such as MICROSOFT CORP., NOKIA, YAHOO, BROADCOM, QLOGIC, and CISCO SYSTEMS, had previously driven the market to new highs, now contributed negatively to performance. CISCO SYSTEMS, a bellwether for the technology sector, has experienced a sharp downturn in the demand for its products, which can be attributed to its customers' full inventories and the resulting pullback in production.

While these firms suffered along with the rest of the technology sector, managers are maintaining core positions with a belief that these leading technology franchises are poised to emerge from the slowdown in a much stronger competitive position. Fundamentally, the Portfolio continues to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, free cash flow, and favorable demographic trends.

                                                                ----------------

LARGE CAP COMPOSITE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital and growth of dividend income

PORTFOLIO MANAGERS:                       T. Rowe Price Associates, Inc.
                                          SunAmerica Asset Management Corp.
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LARGE CAP      S&P 500
        COMPOSITE CLASS A   INDEX
2/8/99            $10,000  $10,000
3/99              $10,440  $10,077
9/99              $10,490  $10,114
3/00              $13,094  $11,884
9/00              $12,893  $11,457
3/01               $9,944   $9,311

----------------------------------
LARGE CAP COMPOSITE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -24.05%
  Since Inception (2/8/99)                    -0.26%
----------------------------------

Returns reflect the performance of Class A shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

For the 12-month period ending March 31, 2001, the Portfolio Class A shares followed the generally weak trend of equity markets, reporting a return of -24.05% versus the S&P 500 Index return of -21.65%.

Sector performance for the Portfolio was varied as technology declined over 60% while consumer staples, health care, and financial stocks reported positive results. Other weak sectors included utilities and producer durables. Overall, in a reversal of a trend for the past several years, value stocks significantly outperformed growth stocks for the one-year period.

Since the end of the last annual period, the Portfolio has lowered its exposure in the technology area. Portfolio management has also taken on a more defensive stance, and now is focused more on financials, retailers, healthcare, and energy stocks--these sectors performed relatively better during the period ending
March 31, 2001. In the midst of a turbulent year, companies such as FIRST DATA, FREDDIE MAC, CVS, UNITEDHEALTH GROUP, and ACE LIMITED helped boost Portfolio performance. Consumer non-durables, although down for the most recent quarter, had some gems in their midst, including PHILIP MORRIS and BAXTER INTERNATIONAL.

The growth-oriented area of the market was the most significant driver to overall performance as earnings expectations were lowered and stock prices dropped dramatically. The major detractors from performance were found in the technology sector. CISCO SYSTEMS, for example, declared for the first time that the company would miss its earnings target, and its stock suffered significantly.

Looking forward, the management team maintains their long-term focus and believes that the market should become more stable in the second half of 2001. As the environment for stocks begins to improve, the team will continue to focus on solid growth companies with strong fundamentals, and on attractive leaders whose potential returns outweigh their risks.

----------------
258

LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LARGE CAP    S&P 500/BARRA
        VALUE CLASS A   VALUE INDEX
2/8/99        $10,000        $10,000
3/99          $10,210        $10,081
9/99          $10,360        $10,139
3/00          $10,781        $11,075
9/00          $11,609        $11,534
3/01          $11,981        $10,956

----------------------------------
LARGE CAP VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                      11.14%
  Since Inception (2/8/99)                     8.80%
----------------------------------

Returns reflect the performance of Class A shares.

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

PERFORMANCE REVIEW

The Portfolio Class A shares returned 11.14% compared to the S&P 500/BARRA Value Index's return of -1.07% for the twelve months ending March 31, 2001. These results were quite strong relative to the overall market as value-based holdings outperformed most major market segments throughout the period.

Some of the best performing stocks during the period included WASHINGTON MUTUAL, WELLPOINT HEALTH NETWORK, KIMBERLY-CLARK, REEBOK INTERNATIONAL, ALLIED WASTE and LOEWS CORP. Weak performers generally came out of technology-related segments of the market and included: WORLDCOM, BMC SOFTWARE, UNISYS, BROADVISION, CONEXTANT SYSTEMS, and JDS UNIPHASE. Currently, the Portfolio is focused on financial stocks, and also has meaningful positions in energy, utilities, consumer non-durables, and process industries.

The management team continues to expect a short, sharp economic contraction. However, they anticipate things improving by the end of 2001 with many of the negative forces played out and becoming year-on-year positives. Stock valuations are lower, and the Federal Reserve Board is trying to restore some degree of economic growth. Low short-term interest rates, personal income tax rates, and energy costs should all provide stimulus relative to a year ago, and the technology and capital spending decline could show year-over-year improvements.

The strongest negative headwind comes from the earnings picture. The impact of the economic slowdown on corporate earnings will become more apparent later in the spring of 2001, and earnings will probably be under pressure for the next couple of quarters. Management still believes there are many good investment opportunities offering above-average dividend yields and reasonable prospects for capital appreciation during the months ahead.

                                                                ----------------

MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Wellington Management Company, LLP
                                          T. Rowe Price Associates, Inc.
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID CAP      RUSSELL MIDCAP
        GROWTH CLASS A   GROWTH INDEX
2/8/99         $10,000         $10,000
3/99           $10,460         $10,041
9/99           $11,320         $10,532
3/00           $18,399         $17,792
9/00           $17,712         $16,889
3/01           $12,090          $9,712

----------------------------------
MID CAP GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -34.29%
  Since Inception (2/8/99)                     9.26%
----------------------------------

Returns reflect the performance of Class A shares.

Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000-Registered Trademark- Growth index.

PERFORMANCE REVIEW

The Mid Cap Growth Portfolio Class A shares posted a -34.29% return over the 12-month period ending March 31, 2001, versus the Russell Midcap Growth Index return of -45.42%.

The Portfolio under-weighted its position in technology while it over-weighted its position in the financial and business services sectors. These positions, along with good stock selection in all three sectors, aided results versus the index. Consumer staples and select energy and oil companies also performed very well in a generally negative market environment. Top contributors to the Portfolio performance included: NEWPORT CORP., GENZYME, IMS HEALTH, EXPRESS SCRIPTS, and HUMAN GENOME SCIENCE. Some of the weaker performers in the Portfolio included MCLEOD, PMC-SIERRA, VITESSE, VERISIGN, IMMUNEX, PALM, and JDS UNIPHASE.

The Portfolio remains fully invested, but broadly diversified. The management team does not take unduly large positions in any particular holding, since so many mid-cap growth companies are early in their life cycles, and the business failure rates can be a factor. The market's decline provides management with an opportunity to invest in quality growth and mid-sized companies at attractive valuations. The team's increased weighting in technology and consumer-related stocks reflects their belief that these two sectors offer some of the better values in the market today, and will benefit as the recovery unfolds.

----------------
260

MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        MID CAP VALUE CLASS A  RUSSELL MIDCAP VALUE INDEX
2/8/99                $10,000                     $10,000
3/99                   $9,980                      $9,920
9/99                  $10,210                      $9,856
3/00                  $10,955                     $10,331
9/00                  $12,589                     $11,138
3/01                  $13,734                     $11,760

----------------------------------
MID CAP VALUE PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                      25.38%
  Since Inception (2/8/99)                    15.96%
----------------------------------

Returns reflect the performance of Class A shares.

Russell Midcap-TM- Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000-Registered Trademark- Value index.

PERFORMANCE REVIEW

The Portfolio Class A shares posted a strong total return of 25.38% gain during the annual reporting period, compared to the Russell Midcap Value Index, which returned 13.83%.

Companies in many of the economic sectors were hurt as earnings estimates continued to be cut throughout the period. As a result, announcements of corporate restructurings and layoffs have become more abundant. While 2000's negative performance was concentrated in large capitalization technology and telecommunication issues, the first quarter of 2001 saw a much wider negative impact as more companies began to suffer from the economic slowdown.

Sector performance for the Portfolio was mostly positive for the one-year period with the exception of technology and producer durables. The strongest performing sectors were healthcare, consumer staples and financial services. In a reversal of trend, mid-cap value stocks outperformed mid-cap growth stocks for the one-year period by a massive margin of nearly 60%.

Sectors that contributed significantly to this past period's performance were in financials and consumer cyclicals, although overall performance was characterized by strong stock selection. Among the portfolio's financial holdings, EVEREST RE and OLD REPUBLIC were top performers relative to the benchmark. Another significant contributor to relative performance was PUBLIC SERVICE COMPANY OF NEW MEXICO. Conversely, negative results came from PACIFIC CENTURY FINANCIAL CORP, and the position was sold early in 2001. In the current market environment, fundamental research and a valuation discipline are extremely important.

Management believes that the potential long-term rewards in mid-cap value stocks are excellent. In-depth financial research should be able to identify the winners and losers, based on the economic reality rather than upon new paradigm concepts.

                                                                ----------------

SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital
PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Lord, Abbett & Company
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SMALL CAP CLASS A  RUSSELL 2000 INDEX
2/8/99            $10,000             $10,000
3/99               $9,910              $9,333
9/99              $10,550             $10,103
3/00              $14,567             $12,814
9/00              $13,977             $12,465
3/01              $10,168             $10,850

----------------------------------
SMALL CAP PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -30.20%
  Since Inception (2/8/99)                     0.78%
----------------------------------

Returns reflect the performance of Class A shares.

Russell 2000-Registered Trademark- Index measures the performance of the 2,000 smallest companies in the Russell 3000-Registered Trademark- Index, and generally represents less than 20% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The
Russell 3000-Registered Trademark- Index is comprised of the 3000 largest
U.S. companies as determined by market capitalization.

PERFORMANCE REVIEW
During the 12-month period ending March 31, 2001, the Small Cap Portfolio Class A shares returned -30.20% compared to the -15.33% return of the benchmark Russell 2000 Index.

The best sector performance for the one-year period came from energy and consumer staples, while technology and utility sectors retreated significantly. In a reversal of trend, small-cap value stocks dramatically outperformed small-cap growth stocks, and small companies outperformed large caps for the one-year period by over 7%.

The management teams approach, adopted in the fourth quarter of 2000, was to broadly diversify the portfolio and to increase the cash position. By positioning the portfolio more defensively, the team established new positions in sectors that would particularly benefit from the Federal Reserve Board's interest rate cuts. These include specialty retailers and financials. Management also favored some regional airlines as well as select environmental, power, and utility holdings.

The Portfolio's current focus continues to be on consistent, albeit lower, growth companies with stable operating margins and attractive valuations in an effort to withstand the rough economic period ahead in 2001. Going forward, the management team believes that continuing interest rate cuts and the fiscal stimulus of a tax cut may help spark an economic recovery during 2001.

----------------
262

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Lord, Abbett & Company
                                          Goldman Sachs Asset Management
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        INTERNATIONAL EQUITY CLASS A  MSCI EAFE INDEX
2/8/99                       $10,000          $10,000
3/99                         $10,340          $10,174
9/99                         $10,900          $10,905
3/00                         $13,583          $12,758
9/00                         $11,710          $11,265
3/01                          $8,951           $9,457

----------------------------------
INTERNATIONAL EQUITY PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                     -34.10%
  Since Inception (2/8/99)                    -5.04%
----------------------------------

Returns reflect the performance of Class A shares.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index is weighted by market capitalization and therefore has a heavy representation in countries with large stock markets, such as Japan.

PERFORMANCE REVIEW

The Portfolio Class A shares posted a return of -34.10% during the year ended March 31, 2001. Its benchmark, the MSCI EAFE Index, returned -25.88%.

During the reporting period, equity markets across the globe continued under pressure as losses in U.S. markets caused by the sharp inventory correction in technology and telecommunications issues fueled fears of a global recession. Losses continued to mount even with three interest rate cuts by the Federal Reserve Board totaling 150 basis points and cuts by fifteen other central banks.

For the one-year period ending March 31, 2001, the Pacific Region fared worse than Europe which declined 32% and 23% respectively. The weakest markets were Finland and Sweden, a result of these countries' heavy exposure to telecommunications and technology stocks. Many of the Portfolio's holdings in the new economy companies, such as in the software, electronics, and biotechnology sectors, followed the overall market trend and suffered during the reporting period.

The Portfolio began the period with an underweight position in the technology sector in light of what management believed were excessive valuations. As markets corrected sharply on similar concerns, the Portfolio's underweight position in the sector was a positive contributor to relative performance. The Portfolio also benefited from holding overweight positions in non-bank financials, and defensive sectors such as the consumer area. Negative relative returns came primarily from overweight positions in media and telecommunications.

Although the management team continues to believe that the long-term outlook for international equities remains positive, it is clear that the near-term outlook is finely balanced between earnings disappointments and the uplift that is traditionally lent by falling interest rates. However, at current valuations, the team believes that equity markets are close to bottoming out, and offer attractive opportunities for those investors with a long-term view. In addition, there may be excellent opportunities to selectively rebuild positions in certain areas of the market -- including the technology sector. Global liquidity levels are positive as central banks reduce interest rates, leading to a scenario that has historically led to strong performance from equity markets.

The management team will continue to examine stocks on a bottom-up basis, and try to find companies that are fundamentally sound with long term opportunities for investment success.

                                                                ----------------

DIVERSIFIED FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE:                     Relatively high current income and secondarily capital appreciation

PORTFOLIO MANAGERS:                       SunAmerica Asset Management Corp.
                                          Wellington Management Company, LLP
                                          Bankers Trust Company

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS GOVERNMENT/
        DIVERSIFIED FIXED INCOME CLASS A     CORPORATE BOND INDEX
2/8/99                           $10,000                      $10,000
3/99                              $9,940                       $9,811
9/99                              $9,850                       $9,756
3/00                             $10,061                       $9,976
9/00                             $10,417                      $10,411
3/01                             $10,932                      $11,214

----------------------------------
DIVERSIFIED FIXED INCOME PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/01
----------------------------------
  1-Year                                       8.66%
  Since Inception (2/8/99)                     4.25%
----------------------------------

Returns reflect the performance of Class A shares.

The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds, each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher by a nationally recognized statistical rating organization.

PERFORMANCE REVIEW

The Portfolio Class A shares returned 8.66%, compared to the Lehman Brothers Government/Corporate Bond Index return of 12.41% for the twelve-month period ending March 31, 2001. The Portfolio posted its return in an environment of heightened volatility for many financial assets as recessionary fears drove interest rates lower and bond prices higher.

Within the Portfolio, the high-yield returns were negatively affected by holdings in the telecommunications sector, particularly PSINET, PRIMUS TELECOM and 360 NETWORKS. Away from the telecom sector, the high-yield market performed well, led by gaming and energy issues that benefited both from improving credit quality and lower interest rates.

The management team expects yields across intermediate-to-long maturities to range around current levels in the near term, as the Federal Reserve Board continues to lower short-term rates, inflation remains subdued, and the economy stays weak. While fiscal and monetary easing should stimulate the economy by the end of 2001, past structural excesses in capital expenditures and the resultant high level of inventories will hamper a robust recovery in the near term. The team intends to continue a neutral duration stance and maintain their commitment to the corporate sector.

The combination of a rallying credit market and a deteriorating economy highlights the need for strong security selection and credit research. Industry differences are now apparent. Despite the specific problems within the corporate market, overall valuations justify a meaningful exposure to the sector. As the mortgage-backed sector usually performs well in a stable rate environment, the team will be looking for the right housing environment in which to increase exposure. Management feels that over the next several months, the bond market should be supported by evidence of continued slowing in the economy and decelerating inflation. Hence, yields could move lower still from current levels.

----------------
264

CASH MANAGEMENT PORTFOLIO

PERFORMANCE REVIEW

During the 12-month period ended March 31, 2001, yields generally fell as the Federal Reserve Board enacted aggressive monetary policy in 2001 to stave off a recession in the domestic economy.

As the fiscal year began, the U.S. fixed-income markets remained under pressure amid signs of excessive demand growth in the U.S. economy and Federal Reserve tightening. An interest rate hike of 0.50% in May 2000 brought the cumulative rise in interest rates since June 1999 to 1.75%. Short-term yields were generally higher than long-term yields, especially in the U.S. Treasury market, where reductions in debt supply actually pushed long-term yields down. Beginning in early summer of 2000, U.S. fixed-income markets rallied as evidence of moderating U.S. economic growth eased inflation concerns and moved the Federal Reserve to the sidelines.

During the fourth quarter of 2000, the U.S. fixed-income markets were occupied by fears of an economic hard landing and expectations that the Federal Reserve would come to the rescue with interest rate cuts in early 2001. As the economic slowdown accelerated, equity markets grew more volatile, corporate credit quality deteriorated and there was a renewed flight to quality into the Treasury market. The result was a sharp decline in Treasury yields, led by the short end of the yield curve. The deceleration in economic activity at the end of 2000 was so pronounced that the Federal Reserve took two unprecedented steps. At their mid-December meeting, the Federal Reserve shifted its risk assessment for the economy directly from one of inflation to one of economic weakness. Then, on January 3, 2001, the Federal Reserve lowered interest rates by 0.50% in a surprise inter-meeting move. This rate reduction was followed by three cuts in interest rates of 0.50% each in January, March and April of 2001.

                                                                ----------------

FOCUS GROWTH PORTFOLIO

INVESTMENT OBJECTIVE:                     Long-term growth of capital

PORTFOLIO MANAGERS:                       Marsico Capital Management, LLC
                                          FRED ALGER MANAGEMENT, INC.
                                          JENNISON ASSOCIATES, LLC

GROWTH OF A $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        FOCUS GROWTH CLASS A  S&P 500 INDEX
7/5/00               $10,000        $10,000
7/00                  $9,900         $9,898
8/00                 $10,800        $10,513
9/00                  $9,610         $9,958
10/00                 $8,990         $9,916
11/00                 $8,040         $9,134
12/00                 $8,150         $9,179
1/01                  $8,330         $9,505
2/01                  $7,570         $8,638
3/01                  $7,190         $8,091

----------------------------------
FOCUS GROWTH PORTFOLIO
CUMULATIVE TOTAL RETURNS AS OF 3/31/01
----------------------------------
  Since Inception (7/5/00)                   -28.10%
----------------------------------

Returns reflect the performance of Class A shares.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States.

PERFORMANCE REVIEW

The Portfolio Class A shares returned -28.10% since its inception on July 5, 2000 and ending March 31, 2001. The results are relative to the -19.09% return of the S&P 500 Index for the same period.

The Portfolio was launched on July 5, 2000 during a very volatile period in the equity markets. In general, "value" was favored more than "growth" during the period. The Portfolio was positioned from the outset in stocks that the management team expected would do well in a slower growth economic environment. The team added selectively to retail, healthcare, energy, financial services and consumer related companies. These companies included HOME DEPOT, PFIZER, CARDINAL HEALTH INC., BAXTER INTERNATIONAL INC., CALPINE, MERRILL LYNCH, SAFEWAY, and FOUR SEASONS HOTELS. Management's primary rationale for making these investments was the feeling that these were high quality companies that were attractive from a valuation perspective while simultaneously offering the potential of producing relatively stable, predictable earnings growth.

The Portfolio initially held a representation in technology stocks, with an emphasis on infrastructure companies including ORACLE, CORNING, and CISCO SYSTEMS. Over the course of the next several months it became clear that an inventory correction, partly generated by the demise of many Internet companies, was causing a severe decline in the technology sector. As a result, the technology stocks in the Portfolio have been significantly reduced. The best performing sectors during the reporting period were healthcare and financial services.

The emphasis today remains on stable, consistent earnings growth stocks. MERRILL LYNCH, HOME DEPOT, and FOUR SEASONS HOTELS remain in the Portfolio. BOEING, TIFFANY and GENERAL ELECTRIC are the type of new names added to the Portfolio. Management believes these stocks offer opportunities for long-term investors in an economic environment where inflation remains modest and the Federal Reserve Board eases interest rates. Looking ahead, the management team will continue to seek and invest in companies that they believe will grow their earnings rapidly and consistently.

----------------
266

FOCUS TECHNET PORTFOLIO

PERFORMANCE REVIEW

Since the inception of the Portfolio on December 29, 2000, the Portfolio returned -42.80%, versus the return of -32.82% of its benchmark index, the Nasdaq 100.

It was a period marked with unprecedented volatility. Order growth collapsed for most technology and telecommunications companies in January 2001 following the capital spending retrenchment along with the economic slowdown that began in the fall of 2000. The good news is that management is beginning to see signs of stabilization particularly in the fundamentals of well-managed companies that are the leaders within their respective industries. Managers continue to favor networking, security, storage, selected software, and defense, among the Portfolio's sector holdings. One of the largest positions held throughout the quarter was cash, which has been slowly re-deployed since the end of March 2001.

In our view, the sell off into the end of the first quarter of 2001 marked the lows, and the process toward recovery is now underway. It is important to maintain a long-term focus as management seeks companies with long-term earnings growth potential that will be rewarded during a recovery.

* Portfolio returns reflect the performance of Class B shares.

                                                                ----------------

FOCUS GROWTH AND INCOME PORTFOLIO

PERFORMANCE REVIEW

Since its inception on December 29, 2000 the Portfolio returned -15.70% compared to a return of -11.86% for the S&P 500 Index for the period ending March 31, 2001.

The Portfolio came into being during a very volatile market. Many investors were disappointed that the Federal Reserve Board was not more aggressive in cutting interest rates during the first three months of 2001. Stocks officially entered bear market territory during March 2001, with the S&P 500 Index down more than 21% for the 52-weeks ended March 31, 2001.

The investment strategy employed during this tumultuous period was to identify companies that management believed had good earnings visibility and attractive valuations. This led us to favor the retail, healthcare, financial services, energy, industrials and utility sectors. Performance among these names was mixed. On the other hand, diverse names as ANHEUSER BUSCH, CALPINE CORPORATION,
J. P. MORGAN CHASE, and SAPIENT CORP. performed well in the Portfolio. Technology is significantly under-weighted, as management feels this group has very poor earnings visibility over the next several quarters. CISCO SYSTEMS, CORNING, and EMC CORP were among the weakest performing stocks in the Portfolio prior to their sale.

Financial services companies were also somewhat of a disappointment in the first quarter of 2001. CITIGROUP, GOLDMAN SACHS, and MERRILL LYNCH were among the financial stocks that performed poorly due to a combination of concerns that the Federal Reserve was not more aggressive in easing interest rates, and the global economy was slowing. The management team feels that these stocks are attractive at current valuations given the expectation of further interest rate cuts.

As the equity markets have declined, valuations are becoming more compelling. Management believes they can upgrade the Portfolio over time as they find stocks with good earnings expectations at attractive prices. They are also focusing on sectors that will benefit as interest rates decline over the coming months, such as retailers, healthcare, financials, and select technology names.

* Portfolio returns reflect the performance of Class B shares.

----------------
268

                 (This page has been left blank intentionally.)

                                                                ----------------

                 (This page has been left blank intentionally.)

----------------
270

                                                   Presorted
                                                    Standard
                                           U.S. Postage Paid
                                                 Towne, Inc.

[LOGO]
      1 SunAmerica Center
      Los Angeles, CA 90067-6022
      ADDRESS SERVICE REQUESTED

J-1906-AR (R 5/01)